J.P. MORGAN INCOME FUNDS

STATEMENT OF ADDITIONAL INFORMATION, PART I

July 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST I (“JPMT I”)

JPMorgan Corporate Bond Fund (the “Corporate Bond Fund”)

Class A/CBRAX; Class C/CBRCX; Select Class/CBFSX; Class R6/CBFVX

JPMorgan Emerging Markets Corporate Debt Fund (the “Emerging Market Corporate Debt Fund”)

Class A/JEMAX; Class C/JEFMX; Select Class/JEDSX; Class R6/JCDRX

JPMorgan Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”)

Class A/JEDAX; Class C/JEDCX; Select Class/JEMDX; Class R5/JEMRX; Class R6/JEMVX

JPMorgan Income Fund (the “Income Fund”)

Class A/JGIAX; Class C/JGCGX; Select Class/JMSIX; Class R6/JMSFX

JPMorgan Inflation Managed Bond Fund (the “Inflation Managed Bond Fund”)

Class A/JIMAX; Class C/JIMCX; Select Class/JRBSX; Class R2/JIMZX;

Class R5/JIMRX; Class R6/JIMMX

JPMorgan Short Duration High Yield Fund (the “Short Duration High Yield Fund”)

Class A/JSDHX; Class C/JSDCX; Select Class/JSDSX; Class R6/JSDRX

JPMorgan Strategic Income Opportunities Fund (the “Strategic Income Opportunities Fund”)

Class A/JSOAX; Class C/JSOCX; Select Class/JSOSX; Class R5/JSORX

JPMorgan Total Return Fund (the “Total Return Fund”)

Class A/JMTAX; Class C/JMTCX; Select Class/JMTSX; Class R2/JMTTX; Class R5/JMTRX; Class R6/JMTIX

JPMorgan Unconstrained Debt Fund (the “Unconstrained Debt Fund”)

(formerly JPMorgan Multi-Sector Income Fund)

Class A/JSIAX; Class C/JINCX; Select Class/JSISX; Class R2/JISZX; Class R5/JSIRX; Class R6/JSIMX

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Core Bond Fund (the “Core Bond Fund”)

Class A/PGBOX; Class C/OBOCX; Select Class/WOBDX; Class R2/JCBZX;

Class R5/JCBRX; Class R6/JCBUX

JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)

Class A/ONIAX; Class C/OBDCX; Select Class/HLIPX; Institutional Class/JCBIX; Class R6/JCPUX; Class R2/JCPZX

JPMorgan Government Bond Fund (the “Government Bond Fund”)

Class A/OGGAX; Class C/OGVCX; Select Class/HLGAX;

Class R2/JGBZX; Class R6/*

JPMorgan High Yield Fund (the “High Yield Fund”)

Class A/OHYAX; Class C/OGHCX; Select Class/OHYFX; Class R2/JHYZX;

Class R5/JYHRX; Class R6/JHYUX

JPMorgan Limited Duration Bond Fund (the “Limited Duration Bond Fund”)

Class A/ ONUAX; Class C/OGUCX; Select Class/HLGFX; Class R6/JUSUX

JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)

Class A/OMBAX; Class C/OBBCX; Select Class/OMBIX; Class R6/JMBUX

JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)

Class A/OGLVX; Class C/OSTCX; Select Class/HLLVX; Class R6/JSDUX

JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)

Class A/OTABX; Class C/*; Select Class/OGTFX

(each a “Fund” and collectively, the “Funds”)

*	The share class is not currently offered to the public.

SAI-INC-516

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2015, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 28, 2015 included in the annual Shareholder Reports (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, Ohio 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O Box 8528

Boston, MA 02266-8528

1-800-480-4111

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMorgan Trust I (“JPMT I”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The following Funds are series of JPMT I:

JPMorgan Corporate Bond Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

JPMorgan Emerging Markets Debt Fund is a successor mutual fund to a Fund that was a series of J.P. Morgan Funds (the “Predecessor Fund”) prior to February 18, 2005. The Predecessor Fund operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

JPMorgan Emerging Markets Debt Fund was formerly a series of a business trust called J.P. Morgan Funds (“JPMF” or the “Predecessor Trust”).

Shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust (other than JPMMFS), on behalf of the Predecessor Fund (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Fund (other than the series of JPMMFS) was reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference JPMorgan Emerging Markets Debt Fund in this SAI prior to the Closing Date refers to the Predecessor Fund.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time the Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

The remaining Funds in this SAI are series of JPMorgan Trust II (“JPMT II”). JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which are a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

2005 J.P. Morgan Funds Mergers. After the close of business on February 18, 2005, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Part I - 1

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund (now known as JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund (now known as JPMorgan Government Bond Fund)

Fund Names. Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Fund*
One Group Ultra Short-Term Bond Fund	JPMorgan Limited Duration Bond Fund**
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund

*	Prior to September 14, 2009, the JPMorgan High Yield Fund was named the JPMorgan High Yield Bond Fund.
**	Prior to August 31, 2009, the JPMorgan Limited Duration Bond Fund was named the JPMorgan Ultra Short Duration Bond Fund and prior to July 1, 2006, the JPMorgan Ultra Short Duration Bond Fund was named the JPMorgan Ultra Short Term Bond Fund.

2009 J.P. Morgan Funds Mergers. After the close of business on June 26, 2009, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund	JPMorgan Core Plus Bond Fund
JPMorgan Intermediate Bond Fund	JPMorgan Core Bond Fund

Share Classes

Share Classes. Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6
Core Bond Fund	X1	X	X		X	X	X
Core Plus Bond Fund	X1	X	X	X	X		X
Corporate Bond Fund	X	X	X				X
Emerging Markets Corporate Debt Fund	X	X	X				X
Emerging Markets Debt Fund	X	X	X			X	X
Government Bond Fund	X1	X	X		X		X*
High Yield Fund	X1	X	X		X	X	X
Income Fund	X	X	X				X

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Fund	Class A	Class C	Select Class	Institutional Class	Class R2	Class R5	Class R6
Inflation Managed Bond Fund	X	X	X		X	X	X
Limited Duration Bond Fund	X1	X	X				X
Mortgage-Backed Securities Fund	X	X	X				X
Short Duration Bond Fund	X1	X	X				X
Short Duration High Yield Fund	X	X	X				X
Strategic Income Opportunities Fund	X	X	X			X
Total Return Fund	X	X	X		X	X	X
Treasury & Agency Fund	X1	X*	X
Unconstrained Debt Fund	X	X	X		X	X	X

*	The share class is not currently offered to the public.
1	Effective June 19, 2015, Class B Shares of these Funds were automatically converted into Class A Shares.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMorgan Trust III (“JPMT III”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund”, and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management, Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”) or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Part I - 3

and JPMIM became the investment adviser for certain other of the J.P. Morgan Funds that were previously advised by JPMIA.

Investments in the Funds are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by each Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including, with respect to series of JPMT I, the Fund’s investment objectives) are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval. In this respect, certain Funds have an 80% investment policy which is described in such Fund’s Prospectuses. In calculating assets for purposes of each Fund’s 80% investment policy, assets are net assets plus the amount of borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval unless such policy is specifically identified as a fundamental policy. However, the applicable Fund will provide shareholders with written notice at least 60 days prior to a change in a non-fundamental 80% investment policy.

Except for the restriction on borrowings set forth in fundamental investment policies (3)(a) and (b) under “Investment Policies of Funds that are Series of JPMT I” and fundamental investment policies and policy (8) under “Investment Policies of Funds that are Series of JPMT II” (collectively, the “Borrowing Policies”), the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. With respect to the Borrowing Policies, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental investment policies (2)(a) and (b) under “Investment Policies of Funds that are Series of JPMT I” and fundamental investment policies and policy (10) under “Investment Policies of Funds that are Series of JPMT II” shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies – Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided

Part I - 4

further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

For purposes of fundamental investment restrictions regarding industry concentration, a Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions). For purposes of fundamental investment policies regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

INVESTMENT POLICIES OF FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Policies

(1)   (a) The Emerging Markets Debt Fund and the Inflation Managed Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The Corporate Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund, the Inflation Managed Bond Fund, the Short Duration High Yield Fund, the Strategic Income Opportunities Fund and the Total Return Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(d) The Strategic Income Opportunities Fund and the Total Return Fund may not purchase the securities of any issuer if, as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry. This policy does not apply to investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act, securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

(e) The Corporate Bond Fund may not purchase any security that would cause the Fund to invest more than 25% of the total assets of the Fund to be invested in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC, except that the Fund may invest up to 35% of its total assets in the securities of issuers primarily conducting their principal business activities in the same industry or group of industries if, at the time of investment, such industry or group of industries represents 20% or more of the Fund’s benchmark.

(f) The Short Duration High Yield Fund, the Emerging Markets Corporate Debt Fund and the Income Fund may not purchase any security which would cause the Fund to concentrate more than 25% of the Fund’s investments in the securities of issuers primarily engaged in any particular industry or group of industries;

(g) The Unconstrained Debt Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government, any state or territory of the U.S. its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing;

Part I - 5

(2)   (a) The Corporate Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Corporate Debt Fund, the Income Fund, the Inflation Managed Bond Fund, the Short Duration High Yield Fund and the Unconstrained Debt Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Strategic Income Opportunities Fund and the Total Return Fund may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)   (a) The Emerging Markets Debt Fund may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b) The Corporate Bond Fund, the Inflation Managed Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund, the Short Duration High Yield Fund, the Strategic Income Opportunities Fund, the Total Return Fund and the Unconstrained Debt Fund may not borrow money, except to the extent permitted by applicable law;

(4)   (a) The Funds, except the Strategic Income Opportunities Fund and the Total Return Fund, may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act (the “1933 Act”), as amended;

(b) The Strategic Income Opportunities Fund and the Total Return Fund may not underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(c) The Corporate Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund and the Short Duration High Yield Fund may not underwrite the securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter under certain securities laws;

(5)   (a) The Emerging Markets Debt Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

(b) The Inflation Managed Bond Fund and the Unconstrained Debt Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may: (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

(c) The Strategic Income Opportunities Fund and the Total Return Fund may not purchase or sell real estate; however, the Fund may, to the extent consistent with its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

(d) The Corporate Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund and the Short Duration High Yield Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;

(6)   The Emerging Markets Debt Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Emerging Markets Debt Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(7)   The Inflation Managed Bond Fund and the Unconstrained Debt Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices

Part I - 6

of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(8)   The Corporate Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund and the Short Duration High Yield Fund may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities; and

(9)   The Strategic Income Opportunities Fund and the Total Return Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(10) The Corporate Bond Fund, the Emerging Markets Corporate Debt Fund, the Income Fund, the Emerging Markets Debt Fund, the Inflation Managed Bond Fund, the Short Duration High Yield Fund, the Strategic Income Opportunities Fund, the Total Return Fund and the Unconstrained Debt Fund may make loans to other persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. The investment policies described below are non-fundamental policies of the Funds, other than the Corporate Bond Fund, the Short Duration High Yield Fund, the Strategic Income Opportunities Fund, the Total Return Fund and the Inflation Managed Bond Fund, and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)   May not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This policy shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)   May not purchase or sell interests in oil, gas or mineral leases;

(5)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; and

(6)   Emerging Markets Debt Fund has an 80% investment policy which may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

The investment policies described below are non-fundamental policies of the Strategic Income Opportunities Fund, the Total Return Fund and the Unconstrained Debt Fund and may be changed by the Board of Trustees without shareholder approval.

The Strategic Income Opportunities Fund, the Total Return Fund and the Unconstrained Debt Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

Part I - 7

(2)   May not purchase or sell interests in oil, gas or mineral leases; and

(3)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The investment policies described below are non-fundamental policies of the Inflation Managed Bond Fund and may be changed by the Board of Trustees without shareholder approval.

The Inflation Managed Bond Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with the SEC rules;

(3)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The investment policies described below are non-fundamental policies of the Corporate Bond Fund and the Short Duration High Yield Fund and may be changed by the Board of Trustees without shareholder approval.

The Corporate Bond Fund and the Short Duration High Yield Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The investment policies described below are non-fundamental policies of the Emerging Markets Corporate Debt Fund and the Income Fund and may be changed by the Board of trustees without shareholder approval.

The Emerging Markets Corporate Debt Fund and the Income Fund:

(1)   May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)   May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For the purposes of the Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

INVESTMENT POLICIES OF FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Policies

(1)   Each of the Funds may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)   (a) JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund and

Part I - 8

JPMorgan Treasury & Agency Fund may not purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(b) Mortgaged Backed Securities Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (i) mortgage-backed securities; or (ii) the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)   Each of the Funds may not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(4)   Each of the Funds may not purchase securities on margin or sell securities short.

(5)   Each of the Funds may not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(6)   Each of the Funds may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)   Except for the Treasury & Agency Fund, each of the Funds may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(8)   Each of the Funds may not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

(9)   Each of the Funds may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(10) Each of the Funds may not issue senior securities except with respect to any permissible borrowings.

(11) Each of the Funds may not purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Investment Policies The following investment policies are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 9

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Core Bond Fund	1
Core Plus Bond Fund	2
Corporate Bond Fund	3
Emerging Markets Corporate Debt Fund	4
Emerging Markets Debt Fund	5
Government Bond Fund	6
High Yield Fund	7
Income Fund	8
Inflation Managed Bond Fund	9
Limited Duration Bond Fund	10
Mortgage-Backed Securities Fund	11
Short Duration Bond Fund	12
Short Duration High Yield Fund	13
Strategic Income Opportunities Fund	14
Total Return Fund	15
Treasury & Agency Fund	16
Unconstrained Debt Fund	17

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2, 6-12, 14-17	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1, 2, 5, 7-15, 17	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	8, 10, 14, 15, 17	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-5, 7, 9-12, 14, 15, 17	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-17	Miscellaneous Investment Strategies and Risks

Part I - 10

Instrument	Fund Code	Part II Section Reference
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 4, 5, 8, 10, 14, 15, 17	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1-15, 17	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 7-15, 17	Commercial Paper
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	14, 15, 17	Miscellaneous Investment Strategies and Risk
Common Stock: Shares of ownership of a company.	2- 4, 7, 8, 13-15, 17	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 4, 7, 8, 13-15, 17	Equity Securities, Warrants and Rights
Contract for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities.	4	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1-4, 7-11, 13-15, 17	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-5, 7-15, 17	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-5, 7-15, 17	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 4, 6-12, 14-17	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1, 2, 4, 5, 7-12, 14	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution or rapid development.	1-5, 7-15, 17	Foreign Investments (including Foreign Currencies)

Part I - 11

Instrument	Fund Code	Part II Section Reference
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1, 2, 5, 7-15, 17	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2-5, 8, 13-15, 17	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-5, 7-15, 17	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s Adviser to be of comparable quality.	2-5, 7-9, 13-15, 17	Debt Instruments
Inflation-Linked Debt Securities: Fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1-17	Debt Instruments
Initial Public Offerings (“IPO”): A transaction in which a previously private company makes its first sale of stock to the public.	8, 18, 17	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-17	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1, 2, 5-12, 14, 15, 17	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-17	Investment Company Securities and Exchange Traded Funds
Loan Assignment and Participations: Assignments of, and participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1, 2, 4, 5, 7, 8, 10-15, 17	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	3, 8, 13	Master Limited Partnerships

Part I - 12

Instrument	Fund Code	Part II Section Reference
Mortgages (Directly Held): Debt instruments secured by real property.	1, 2, 5-12, 14-17	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), and other asset-backed structures.	1, 2, 4, 6-17	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 6-12, 14-17	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-4, 7-15, 17	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-15, 17	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7-10, 12, 14-17	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1-15, 17	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-4, 7, 8, 11-15, 17	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5, 7-15, 17	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-3, 5, 7-15, 17	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-3, 5-12, 14-17	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2, 5-12, 14-16	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-17	Miscellaneous Investment Strategies and Risks

Part I - 13

Instrument	Fund Code	Part II Section Reference
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2, 5-7, 10-12, 16	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	5, 14, 15, 17	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-3, 5, 7-12, 14, 15, 17	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-5, 8-10, 12, 14, 15, 17	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1, 2, 6, 8-12, 14, 15, 17	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1, 2, 4-17	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-15, 17	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 5, 8, 10, 14, 15, 17	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-17	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-17	Treasury Receipts

Part I - 14

Instrument	Fund Code	Part II Section Reference
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1-5, 7-15, 17	Trust Preferred
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-3, 5-17	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under-Book Entry Safekeeping (“CUBES”).	1-17	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-17	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-17	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-17	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in Foreign Obligations. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Limited Duration Bond Fund, the High Yield Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund. Investments in all types of foreign obligations or securities will not exceed 35% of the net assets of the Core Plus Bond Fund.

Investments in Equity Securities. Equity Securities such as common stock will generally comprise no more than 10% of the High Yield Fund’s total assets.

QUALITY DESCRIPTION

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

Part I - 15

The Funds only purchase securities that meet the rating criteria described below or in a Prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

Debt Securities. The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories. The Limited Duration Bond Fund, the Core Bond Fund, the Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories. The High Yield Fund and the Core Plus Bond Fund may purchase securities in any rating category.

Preferred Stock. The Short Duration Bond Fund and the Core Bond Fund may only invest in preferred stock rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories. The Core Plus Bond Fund and the High Yield Fund may invest in preferred stock in any rating category.

Municipal Securities. The Limited Duration Bond Fund, the Short Duration Bond Fund, and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories. The Limited Duration Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category. The Core Plus Bond Fund and the High Yield Fund may invest in municipal securities rated in any category.

Commercial Paper. The Limited Duration Bond Fund, the Short Duration Bond Fund, the Core Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by Standard & Poor’s Corporation (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“Moody’s”), F2 or better by Fitch Ratings (“Fitch”), or R-2 or better by Dominion Bond Rating Service Limited) or if unrated, determined by the Adviser to be of comparable quality. The High Yield Fund and the Core Plus Bond Fund may purchase commercial paper rated in any category.

Mortgage-Backed Securities. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage-backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other JPMT II Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Limited Duration Bond Fund, the Short Duration Bond Fund, the Mortgage-Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The High Yield Fund and the Core Plus Bond Fund can invest in mortgage-backed securities in any rating category.

DIVERSIFICATION

JPMT I and JPMT II are registered management investment companies and all of the Funds, except the Emerging Markets Debt Fund, are diversified series of JPMT I and JPMT II. The Emerging Markets Debt Fund is a non-diversified series of JPMT I. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of

Part I - 16

taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The tables below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

Funds	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Core Bond Fund	15%	15%
Core Plus Bond Fund	25%	52%
Corporate Bond Fund	77%	74%
Emerging Markets Corporate Debt Fund	46%	81%
Emerging Markets Debt Fund	120%	164%
Government Bond Fund	5%	18%
High Yield Fund	54%	52%
Income Fund*	N/A	61%
Inflation Managed Bond Fund	35%	28%
Limited Duration Bond Fund	23%	24%
Mortgage-Backed Securities Fund	9%	7%
Short Duration Bond Fund	38%	41%
Short Duration High Yield Fund	66%	73%
Strategic Income Opportunities Fund	216%	255%
Total Return Fund	406%	394%
Treasury & Agency Fund	15%	23%
Unconstrained Debt Fund	106%	179%

*	The Income Fund commenced operations on 6/2/14.

The increase in portfolio turnover for the Emerging Markets Debt Fund was a result of the Fund taking advantage of relative value opportunities as well as shareholder purchases and redemptions from the Fund. The higher portfolio turnover rate for the Unconstrained Debt Fund for the fiscal year ended February 28, 2015 was due to a higher allocation to mortgage TBAs.

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended February 28, 2015:

Committee	Fiscal Year Ended 2/28/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	8
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	6

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2014:

Part I - 17

Name of Trustee	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Corporate Bond Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	Over $100,000	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	Over $100,000	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	Over $100,000	None	None

Name of Trustee	Ownership of Emerging Markets Corporate Debt Fund	Ownership of Emerging Markets Debt Fund	Ownership of Government Bond Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Name of Trustee	Ownership of High Yield Fund	Ownership of Income Fund	Ownership of Inflation Managed Bond Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$10,001–$50,000	None	None

Part I - 18

Name of Trustee	Ownership of Limited Duration Bond Fund	Ownership of Mortgage-Backed Securities Fund	Ownership of Short Duration Bond Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Name of Trustee	Ownership of Short Duration High Yield Fund	Ownership of Strategic Income Opportunities Fund	Ownership of Total Return Fund
Independent Trustees
John F. Finn	None	Over $100,000	None
Dr. Matthew Goldstein	None	$10,001–$50,000	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	$50,001–$100,000	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	$50,001–$100,000	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	Over $100,000	None

Name of Trustee	Ownership of Treasury & Agency Fund	Ownership of Unconstrained Debt Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	Over $100,000
Robert J. Higgins	None	None	Over $100,000
Frankie D. Hughes	None	None	Over $100,000
Peter C. Marshall	None	None	Over $100,000
Mary E. Martinez	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Mitchell M. Merin	None	None	Over $100,000
William G. Morton, Jr.	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marian U. Pardo	None	None	Over $100,000
Frederick W. Ruebeck	None	None	Over $100,000
James J. Schonbachler	None	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that (i) share the same investment adviser or principal underwriter and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (147 funds).

Part I - 19

(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck, and Schonbachler these amounts include deferred compensation balances, as of December 31, 2014, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustees Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group will be performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

Name of Trustee	Core Bond Fund	Core Plus Bond Fund	Corporate Bond Fund
Independent Trustees
John F. Finn	$16,374	$1,774	$472
Dr. Matthew Goldstein	24,225	2,624	698
Robert J. Higgins	15,230	1,650	436
Frankie D. Hughes	14,131	1,531	407
Peter C. Marshall	17,496	1,895	504
Mary E. Martinez	14,131	1,531	407
Marilyn McCoy	16,374	1,774	472
Mitchell M. Merin	16,374	1,774	472
William G. Morton, Jr.	14,131	1,531	407
Dr. Robert A. Oden, Jr.	14,131	1,531	407
Marian U. Pardo	14,131	1,531	407
Frederick W. Ruebeck	16,374	1,774	472
James J. Schonbachler	16,374	1,774	472

Name of Trustee	Emerging Market Corporate Debt Fund	Emerging Markets Debt Fund	Government Bond Fund
Independent Trustees
John F. Finn	$15	$498	$979
Dr. Matthew Goldstein	22	736	1,449
Robert J. Higgins	14	452	917
Frankie D. Hughes	13	429	845
Peter C. Marshall	16	532	1,047
Mary E. Martinez	13	429	845
Marilyn McCoy	15	498	979
Mitchell M. Merin	15	498	979
William G. Morton, Jr.	13	429	845
Dr. Robert A. Oden, Jr.	13	429	845
Marian U. Pardo	13	429	845
Frederick W. Ruebeck	15	498	979
James J. Schonbachler	15	498	979

Part I - 20

Name of Trustee	High Yield Fund	Income Fund	Inflation Managed Bond Fund
Independent Trustees
John F. Finn	$7,466	$7	$1,093
Dr. Matthew Goldstein	11,046	10	1,618
Robert J. Higgins	6,970	6	1,016
Frankie D. Hughes	6,444	6	944
Peter C. Marshall	7,978	7	1,168
Mary E. Martinez	6,444	6	944
Marilyn McCoy	7,466	7	1,093
Mitchell M. Merin	7,466	7	1,093
William G. Morton, Jr.	6,444	6	944
Dr. Robert A. Oden, Jr.	6,444	6	944
Marian U. Pardo	6,444	6	944
Frederick W. Ruebeck	7,466	7	1,093
James J. Schonbachler	7,466	7	1,093

Name of Trustee	Limited Duration Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund
Independent Trustees
John F. Finn	$571	$1,889	$7,640
Dr. Matthew Goldstein	845	2,795	11,304
Robert J. Higgins	531	1,770	7,130
Frankie D. Hughes	493	1,630	6,594
Peter C. Marshall	611	2,019	8,164
Mary E. Martinez	493	1,630	6,594
Marilyn McCoy	571	1,889	7,640
Mitchell M. Merin	571	1,889	7,640
William G. Morton, Jr.	493	1,630	6,594
Dr. Robert A. Oden, Jr.	493	1,630	6,594
Marian U. Pardo	493	1,630	6,594
Frederick W. Ruebeck	571	1,889	7,640
James J. Schonbachler	571	1,889	7,640

Name of Trustee	Short Duration High Yield Fund	Strategic Income Opportunities Fund	Total Return Fund
Independent Trustees
John F. Finn	$172	$17,728	$158
Dr. Matthew Goldstein	255	26,227	234
Robert J. Higgins	159	16,495	146
Frankie D. Hughes	149	15,299	137
Peter C. Marshall	184	18,942	169
Mary E. Martinez	149	15,299	137
Marilyn McCoy	172	17,728	158
Mitchell M. Merin	172	17,728	158
William G. Morton, Jr.	149	15,299	137
Dr. Robert A. Oden, Jr.	149	15,299	137
Marian U. Pardo	149	15,299	137
Frederick W. Ruebeck	172	17,728	158
James J. Schonbachler	172	17,728	158

Part I - 21

Name of Trustee	Treasury & Agency Fund	Unconstrained Debt Fund	Total Compensation Paid from Funds Complex(1)
Independent Trustees
John F. Finn	$113	$1,463	$365,000	(2)
Dr. Matthew Goldstein	168	2,165	540,000
Robert J. Higgins	106	1,348	340,000	(3)
Frankie D. Hughes	98	1,263	315,000
Peter C. Marshall	121	1,563	390,000	(4)
Mary E. Martinez	98	1,263	315,000
Marilyn McCoy	113	1,463	365,000
Mitchell M. Merin	113	1,463	365,000
William G. Morton, Jr.	98	1,263	315,000
Dr. Robert A. Oden, Jr.	98	1,263	315,000	(5)
Marian U. Pardo	98	1,263	315,000
Frederick W. Ruebeck	113	1,463	365,000	(6)
James J. Schonbachler	113	1,463	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (147 funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISERS

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM (waived amounts are in parentheses), respectively, as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$80,898	$(2,268)	$74,669	$(2,009)	$67,153	$(8,528)
Core Plus Bond Fund	7,749	(421)	7,920	(66)	7,953	(691)
Corporate Bond Fund*	N/A	N/A	1,141	(122)	2,179	(235)
Emerging Markets Corporate Debt Fund**	N/A	N/A	—	(70)	2	(151)
Emerging Markets Debt Fund	4,502	(220)	3,774	(339)	5,641	(672)
Government Bond Fund	5,247	(198)	4,632	(446)	3,518	(545)
High Yield Fund	73,045	(2,111)	70,443	(745)	64,126	(4,205)
Income Fund***	N/A	N/A	N/A	N/A	1	(65)
Inflation Managed Bond Fund	4,862	(124)	5,172	(259)	5,650	(184)
Limited Duration Bond Fund	446	(634)	839	(800)	1,300	(898)
Mortgage-Backed Securities Fund	7,463	(6,197)	6,737	(5,928)	5,014	(4,110)
Short Duration Bond Fund	29,118	(259)	27,642	(1,401)	23,435	(4,182)
Short Duration High Yield Fund*	N/A	N/A	174	(298)	988	(366)
Strategic Income Opportunities Fund	48,056	(11,598)	69,673	(21,110)	74,308	(41,256)
Total Return Fund	599	(141)	497	(114)	567	(360)
Treasury & Agency Fund	1,004	(22)	700	(16)	201	(247)
Unconstrained Debt Fund	4,278	(391)	7,007	(537)	9,233	(1,686)

Part I - 22

*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.

Voluntary Waivers

In addition to the waivers described in the prospectuses, JPMIM, JPMFM, and JPMDS have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) for the following Funds exceed the amounts indicated below. These waivers are voluntary and may be discontinued at any time.

Class R6 Shares — Voluntary Waivers

Name of Fund
Core Bond Fund	0.40%
Short Duration Bond Fund	0.30

For a more complete discussion, see the “Investment Adviser and Sub-Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Core Bond Fund
Barbara Miller*	1	$45,182	1	$27,646	40	$1,839,589
Richard Figuly*	8	16,011,116	9	2,412,507	38	10,954,896

Core Plus Bond Fund
Steven Lear	2	1,864,396	2	127,595	16	3,708,079
Frederick A. Sabetta	1	253,027	4	99,843	981	4,161,869
Richard D. Figuly	4	12,444,583	10	1,963,036	35	11,418,669
J. Andrew Norelli	1	18,018	18	41,902	0	0

Corporate Bond Fund
Lisa Coleman	0	0	2	4,208,483	0	0
Jeremy Klein	0	0	2	4,907,469	0	0

Emerging Markets Corporate Debt Fund
Pierre-Yves Bareau	5	2,538,783	19	11,122,660	21	6,761,329
Scott McKee	5	2,324,787	20	6,595,951	25	4,836,091
Eduardo Alhadeff	4	3,455,083	22	8,245,707	27	5,785,742

Emerging Markets Debt Fund
Pierre-Yves Bareau	5	1,606,635	19	11,122,660	21	6,761,329
Emil Babayev**	0	0	0	0	0	0

Government Bond Fund
Michael Sais	4	5,111,390	1	86,553	10	4,393,269
Robert Manning	3	2,530,942	1	86,553	17	3,194,860

High Yield Fund
William J. Morgan	13	6,855,356	19	7,435,218	14	2,137,299
James P. Shanahan	11	12,822,087	22	4,440,261	20	2,536,264

Part I - 23

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Income Fund
J. Andrew Norelli	1	$3,787,005	18	$41,902	0	$0
Matthew G. Pallai	1	2,614	4	763,722	0	0

Inflation Managed Bond Fund
Scott Grimshaw	3	729,482	3	1,041,432	32	4,959,114
Deepa Majmudar	3	2,308,297	1	200,961	0	0
Steven Lear	2	3,875,085	2	127,595	16	3,708,079
David Rooney	0	0	0	0	0	0

Limited Duration Bond Fund
Michael Sais	4	5,451,437	1	86,553	10	4,393,269
Robert Manning	3	2,870,989	1	86,553	17	3,194,860

Mortgage-Backed Securities Fund
Richard Figuly	8	16,011,116	9	2,412,507	38	10,954,896
Michael Sais	4	3,806,727	1	86,553	10	4,393,269

Short Duration Bond Fund
Gregg F. Hrivnak	2	833,016	1	748,590	33	7,622,856
Richard D. Figuly	4	5,149,595	10	1,963,036	35	11,418,669

Short Duration High Yield Fund
William J. Morgan	13	16,438,430	19	7,435,218	14	2,137,299
Frederick A. Sabetta	1	3,787,005	4	99,843	981	4,161,869
James P. Shanahan, Jr.	11	22,405,161	22	4,440,261	20	2,536,264

Strategic Income Opportunities Fund
William Eigen	3	1,224,158	0	0	0	0
Richard Meth*	0	0	0	0	0	0
Jeffrey Wheeler*	0	0	0	0	0	0
Jarred Sherman	1	488,478	0	0	0	0
Charles McCarthy	0	0	0	0	0	0

Total Return Fund
William Eigen	3	22,801,782	0	0	0	0

Treasury & Agency Fund
Scott F. Grimshaw	3	2,376,263	3	1,041,432	32	4,959,114
Peter D. Simons	9	10,569,718	3	8,665,728	29	12,636,981

Unconstrained Debt Fund
Robert Michele	2	842,654	4	1,275,860	0	0
Nicholas J. Gartside	1	816,291	3	1,282,684	0	0
Iain Stealey	3	922,690	18	8,448,194	5	1,213,061
Matthew G. Pallai	1	18,018	4	763,722	0	0

*	As of 8/31/15.
**	As of 12/31/15.

Part I - 24

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2015.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)
Core Bond Fund
Barbara Miller*	0	$0	0	$0	0	$0
Richard Figuly*	0	0	0	0	2	1,107,600

Core Plus Bond Fund
Steven Lear	0	0	0	0	0	0
Frederick A. Sabetta	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	2	1,083,122
J. Andrew Norelli	0	0	0	0	0	0

Corporate Bond Fund
Lisa Coleman	0	0	0	0	0	0
Jeremy Klein	0	0	0	0	0	0

Emerging Markets Corporate Debt Fund
Pierre-Yves Bareau	0	0	1	1,050,532	0	0
Scott McKee	0	0	1	44,263	0	0
Eduardo Alhadeff	0	0	0	0	0	0

Emerging Markets Debt Fund
Pierre-Yves Bareau	0	0	1	1,050,532	0	0
Emil Babayev**	0	0	0	0	0	0

Government Bond Fund
Michael Sais	0	0	0	0	2	639,312
Robert Manning	0	0	0	0	0	0

High Yield Fund
William J. Morgan	1	149,766	0	0	0	0
James P. Shanahan	1	149,766	0	0	0	0

Income Fund
J. Andrew Norelli	0	0	0	0	0	0
Matthew G. Pallai	0	0	1	940,882	0	0

Inflation Managed Bond Fund
Scott Grimshaw	0	0	0	0	0	0
Deepa Majmudar	0	0	0	0	0	0
Steven Lear	0	0	0	0	0	0
David Rooney	0	0	0	0	0	0

Limited Duration Bond Fund
Michael Sais	0	0	0	0	2	639,312
Robert Manning	0	0	0	0	0	0

Mortgage-Backed Securities Fund
Richard Figuly	0	0	0	0	2	1,104,600
Michael Sais	0	0	0	0	2	639,312

Short Duration Bond Fund
Gregg F. Hrivnak	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	2	1,083,122

Short Duration High Yield Fund
William J. Morgan	1	149,766	0	0	0	0
Frederick A. Sabetta	0	0	0	0	0	0
James P. Shanahan, Jr.	1	149,766	0	0	0	0

Part I - 25

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)	Number of Accounts	Total Assets ($thousand)

Strategic Income Opportunities Fund
William Eigen	0	$0	4	$7,184,809	0	$0
Richard Meth*	0	0	0	0	0	0
Jeffrey Wheeler*	0	0	0	0	0	0
Jarred Sherman	0	0	4	7,184,809	0	0
Charles McCarthy	0	0	0	0	0	0

Total Return Fund
William Eigen	0	0	4	7,184,809	0	0

Treasury & Agency Fund
Scott F. Grimshaw	0	0	0	0	0	0
Peter D. Simons	0	0	0	0	1	35,481

Unconstrained Debt Fund
Robert Michele	0	0	1	9,105	0	0
Nicholas J. Gartside	0	0	1	940,882	0	0
Iain Stealey	0	0	1	944,788	1	178,173
Matthew G. Pallai	0	0	1	940,882	0	0

*	As of 8/31/15.
**	As of 12/31/15.

Portfolio Managers — Ownership of Securities

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of February 28, 2015.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Core Bond Fund
Barbara Miller*					X
Richard Figuly*				X

Core Plus Bond Fund
Steven Lear							X
Frederick A. Sabetta		X
Richard D. Figuly					X
J. Andrew Norelli						X

Corporate Bond Fund
Lisa Coleman						X
Jeremy Klein				X

Emerging Markets Corporate Debt Fund
Pierre-Yves Bareau	X
Scott McKee					X
Eduardo Alhadeff	X

Emerging Markets Debt Fund
Pierre-Yves Bareau	X
Emil Babayev**	X

Government Bond Fund
Michael Sais				X
Robert Manning	X

Part I - 26

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Fund
William J. Morgan							X
James P. Shanahan							X

Income Fund
J. Andrew Norelli					X
Matthew G. Pallai	X

Inflation Managed Bond Fund
Scott Grimshaw				X
Deepa Majmudar				X
Steven Lear							X
David Rooney	X

Limited Duration Bond Fund
Michael Sais							X
Robert Manning					X

Mortgage-Backed Securities Fund
Richard Figuly	X
Michael Sais							X

Short Duration Bond Fund
Gregg F. Hrivnak						X
Richard D. Figuly	X

Short Duration High Yield Fund
William J. Morgan						X
Frederick A. Sabetta	X
James P. Shanahan							X

Strategic Income Opportunities Fund
William Eigen							X
Richard Meth*			X
Jeffrey Wheeler*	X
Jarred Sherman						X
Charles McCarthy	X

Total Return Fund
William Eigen	X

Treasury & Agency Fund
Scott F. Grimshaw			X
Peter D. Simons					X

Unconstrained Debt Fund
Robert Michele							X
Nicholas J. Gartside	X
Iain Stealey	X
Matthew G. Pallai					X

*	As of 8/31/15.
**	As of 12/31/15.

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 27

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$5,022	$(18,832)	$3,982	$(17,477)	$13,906	$(6,924)
Core Plus Bond Fund	944	(1,399)	887	(1,347)	1,873	(505)
Corporate Bond Fund*	N/A	N/A	161	(192)	495	(169)
Emerging Markets Corporate Debt Fund**	N/A	N/A	—	(8)	—	(18)
Emerging Markets Debt Fund	47	(534)	—	(493)	321	(423)
Government Bond Fund	950	(612)	543	(878)	603	(516)
High Yield Fund	4,680	(5,276)	2,144	(7,047)	5,054	(3,630)
Income Fund***	N/A	N/A	N/A	N/A	—	(15)
Inflation Managed Bond Fund	1,008	(217)	495	(807)	1,219	(157)
Limited Duration Bond Fund	—	(372)	—	(550)	189	(537)
Mortgage-Backed Securities Fund	—	(3,357)	—	(3,039)	8	(2,145)
Short Duration Bond Fund	2,994	(7,120)	868	(8,883)	4,909	(4,214)
Short Duration High Yield Fund*	N/A	N/A	2	(77)	27	(197)
Strategic Income Opportunities Fund	6,669	(4,740)	7,404	(9,515)	13,701	(7,512)
Total Return Fund	97	(115)	60	(111)	151	(104)
Treasury & Agency Fund	274	(21)	147	(53)	21	(102)
Unconstrained Debt Fund	85	(807)	189	(1,218)	1,178	(825)

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.
*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2015 (amounts have been rounded to the nearest whole number).

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Core Bond Fund	$523,927	$91,155	$3,530	$21,646,081
Core Plus Bond Fund	324,859	31,907	140	2,972,662
Corporate Bond Fund	780	—	—	170,942
Emerging Markets Corporate Debt Fund	—	—	—	547
Emerging Markets Debt Fund	6,098	2,205	86	343,886
Government Bond Fund	16,226	7,969	2	2,559,664
High Yield Fund	146,409	66,273	807	4,760,883
Income Fund	—	—	—	559
Inflation Managed Bond Fund	1,572	750	92	194,805
Limited Duration Bond Fund	12,647	26,463	212	902,270
Mortgage-Backed Securities Fund	14,307	3,854	—	408,102
Short Duration Bond Fund	62,853	25,239	3,000	1,617,194
Short Duration High Yield Fund	—	125	—	5,818
Strategic Income Opportunities Fund	188,002	568,619	2,243	24,646,073
Total Return Fund	39,865	6,013	141	416,500

Part I - 28

Fund	Total Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Treasury & Agency Fund	$1,593	$13	$—	$86,992
Unconstrained Debt Fund	16,441	1,895	—	369,860

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal periods indicated.

Funds	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Core Bond Fund	$1,933,152	$460,049	$523,927
Core Plus Bond Fund	668,123	211,298	324,859
Corporate Bond Fund*	N/A	—	780
Emerging Markets Corporate Debt Fund**	N/A	0.00	—
Emerging Markets Debt Fund	41,193	23,860	6,098
Government Bond Fund	122,503	13,597	16,226
High Yield Fund	287,679	180,085	146,409
Income Fund***	N/A	N/A	—
Inflation Managed Bond Fund	5,936	2,690	1,572
Limited Duration Bond Fund	6,019	13,453	12,647
Mortgage-Backed Securities Fund	112,135	24,991	14,307
Short Duration Bond Fund	19,013	48,776	62,853
Short Duration High Yield Fund*	N/A	—	—
Strategic Income Opportunities Fund	325,476	549,201	188,002
Total Return Fund	2,825	11,835	39,865
Treasury & Agency Fund	13,624	739	1,593
Unconstrained Debt Fund	229	5,721	16,441

*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below set forth the Rule 12b-1 fees that the Funds paid to JPMDS with respect to the fiscal periods indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid		Waived	Paid		Waived
Core Bond Fund
Class A	$15,741	$—	$14,166		$—	$12,626		$—
Class B	359	—	251		—	174		—
Class C	19,377	—	13,376		—	8,265		—
Class R2	473	—	560		—	581		—

Core Plus Bond Fund
Class A	1,295	—	1,063		—	1,071		—
Class B	32	—	21		—	13		—
Class C	3,744	—	2,906		—	1,810		—
Class R2	38	—	54		—	79		—

Corporate Bond Fund*
Class A	N/A	N/A	51		—	171		—
Class C	N/A	N/A	—	^	—	—	^	—

Part I - 29

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid		Waived	Paid		Waived
Emerging Markets Corporate Debt Fund**
Class A	N/A	N/A	—		—	—	^	—
Class C	N/A	N/A	—		—	1		—

Emerging Markets Debt Fund
Class A	158	—	174		—	248		—
Class C	129	—	133		—	96		—

Government Bond Fund
Class A	1,755	—	1,839		—	1,679		—
Class B	76	—	46		—	29		—
Class C	1,550	—	940		—	598		—
Class R2	198	—	249		—	254		—

High Yield Fund
Class A	2,634	—	2,483		—	2,381		—
Class B	73	—	54		—	41		—
Class C	2,446	—	2,460		—	2,284		—
Class R2	66	—	72		—	55		—

Income Fund***
Class A	N/A	N/A	N/A		N/A	—	^	—
Class C	N/A	N/A	N/A		N/A	—	^	—

Inflation Managed Bond Fund
Class A	410	—	231		—	160		—
Class C	42	—	46		—	34		—
Class R2	56	—	33		—	1		—

Limited Duration Bond Fund
Class A	134	—	318		—	489		—
Class B	2	—	2		—	2		—
Class C	430	—	470		—	411		—

Mortgage-Backed Securities Fund
Class A	752	—	537		—	357		—
Class C****	15	—	54		—	50		—

Short Duration Bond Fund
Class A	698	—	633		—	581		—
Class B	9	—	6		—	5		—
Class C	2,056	—	1,430		—	1,031		—

Short Duration High Yield Fund*
Class A	N/A	N/A	1		—	4		—
Class C	N/A	N/A	—	^	—	2		—

Strategic Income Opportunities Fund
Class A	5,604	—	9,570		—	10,645		—
Class C	8,675	—	12,008		—	14,001		—

Total Return Fund
Class A	34	—	55		—	251		—
Class C	60	—	84		—	164		—
Class R2						1		—

Treasury & Agency Fund
Class A	209	—	144		—	86		—
Class B	2	—	1		—	1		—

Part I - 30

	Fiscal Year Ended 2/28/13			Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
Funds	Paid		Waived	Paid		Waived	Paid		Waived

Unconstrained Debt Fund
Class A	6		—	125		—	340		—
Class C	3		—	6		—	30		—
Class R2	—	^	—	—	^	—	—	^	—

*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.
****	The Class C Shares of the Mortgage-Backed Securities Fund commenced operations on 7/2/12.
^	Rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%
Class R6	None

The table below set forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid	Waived	Paid		Waived
Core Bond Fund
Class A	$6,296	$(9,445)	$5,666	$(8,500)	$4,560		$(8,066)
Class B	120	(—)	84	—	53		(5)
Class C	6,459	(—)	4,458	—	2,652		(103)
Select Class	25,577	(9,947)	21,729	(8,450)	18,626		(8,862)
Class R5	119	(—)	151	(4)	128		(47)
Class R2	95	(142)	112	(168)	81		(209)

Corporate Bond Fund*
Class A	N/A	N/A	21	(30)	40		(131)
Class C	N/A	N/A	—	(— )^	—	^	(— )^
Select Class	N/A	N/A	25	(39)	11		(26)

Core Plus Bond Fund
Class A	518	(777)	424	(639)	262		(809)
Class B	11	(—)	7	(— )^	3		(1)
Class C	1,248	(—)	969	(— )^	546		(57)
Select Class	3,688	(3)	3,554	(12)	3,347		(49)
Class R2	19	(—)	27	—	40		—
Institutional Class	42	(5)	113	(1)	287		(80)

Emerging Markets Corporate Debt Fund**
Class A	N/A	N/A	—^	(—)	—	^	—
Class C	N/A	N/A	—^	(—)	—	^	—
Select Class	N/A	N/A	25	(—)	55		—

Part I - 31

	Fiscal Year Ended 2/28/13			Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Funds	Paid		Waived	Paid	Waived	Paid		Waived
Emerging Markets Debt Fund
Class A	148		(10)	174	(— )^	195		(53)
Class C	41		(2)	45	(— )^	27		(5)
Select Class	519		(40)	385	(9)	361		(24)
Class R5	29		(61)	21	(— )^	—	^	(— )^

Government Bond Fund
Class A	141		(1,614)	146	(1,693)	79		(1,600)
Class B	25		(—)	16	(— )^	10		—
Class C	516		(—)	313	(— )^	189		(10)
Select Class	—		(2,142)	—	(1,940)	—		(1,371)
Class R2	8		(91)	10	(114)	6		(121)

High Yield Fund
Class A	999		(1,635)	490	(1,993)	—		(2,381)
Class B	17		(7)	7	(11)	4		(10)
Class C	542		(273)	328	(492)	212		(549)
Select Class	7,991		(13,076)	7,502	(11,253)	4,684		(12,606)
Class R5	38		(— )^	51	(— )^	28		(17)
Class R2	13		(20)	14	(22)	7		(21)

Income Fund***
Class A	N/A		N/A	N/A	N/A	—	^	(— )^
Class C	N/A		N/A	N/A	N/A	—	^	(— )^
Select Class	N/A		N/A	N/A	N/A	19		(28)

Inflation Managed Bond Fund
Class A	—		(410)	—	(231)	2		(158)
Class C	8		(6)	9	(6)	7		(5)
Select Class	1,046		(1,565)	1,145	(1,717)	1,324		(1,637)
Class R5	—	^	(—)	3	—	5		(1)
Class R2	—		(28)	—	(17)	—	^	(— )^

Limited Duration Bond Fund
Class A	107		(27)	254	(64)	319		(170)
Class B	1		(— )^	1	(— )^	1		(— )^
Class C	115		(29)	126	(31)	96		(41)
Select Class	628		(156)	904	(226)	1,188		(329)

Mortgage-Backed Securities Fund
Class A	451		(301)	322	(215)	182		(175)
Class C****	3		(2)	11	(7)	9		(8)
Select Class	2,747		(1,830)	2,399	(1,599)	1,447		(1,143)

Short Duration Bond Fund
Class A	698		(—)	633	—	477		(104)
Class B	3		(—)	2	—	2		(— )^
Class C	686		(—)	477	—	310		(34)
Select Class	18,392		(—)	19,465	—	17,448		(1,923)

Short Duration High Yield Fund*
Class A	N/A		N/A	1	(— )^	2		(2)
Class C	N/A		N/A	—	(— )^	—	^	(— )^
Select Class	N/A		N/A	129	(86)	302		(202)

Strategic Income Opportunities Fund
Class A	4,483		(1,121)	7,656	(1,914)	7,502		(3,143)
Class C	2,314		(578)	3,201	(801)	3,953		(714)
Select Class	19,206		(4,802)	28,826	(7,207)	42,756		(4,776)
Class R5	—		(127)	—	(166)	193		(79)

Part I - 32

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid		Waived	Paid		Waived
Total Return Fund
Class A	2	(32)	—		(55)	—		(251)
Class C	13	(7)	17		(11)	22		(33)
Select Class	366	(197)	254		(169)	224		(182)
Class R5	—	(— )^	1		(— )^	1		(1)
Class R2						1		—

Treasury & Agency Fund
Class A	1	(208)	—		(144)	52		(34)
Class B	—	(1)	1		(— )^	—	^	(— )^
Select Class	4	(641)	—		(452)	183		(104)

Unconstrained Debt Fund
Class A	6	(—)	125		—	307		(33)
Class C	1	(—)	2		—	9		(1)
Select Class	2,410	(—)	3,904		—	5,243		(9)
Class R5	—	(—)	—	^	—	2		—
Class R2	—	(—)	—	^	—	—	^	—

*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.
****	The Class C Shares of the Mortgage-Backed Securities Fund commenced operations on 7/2/12.
^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal periods:

Fund	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Core Bond Fund
Total Brokerage Commissions	$—	$—		$—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Core Plus Bond Fund
Total Brokerage Commissions	7	6		96
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Corporate Bond Fund*
Total Brokerage Commissions	N/A	45		89
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—		—

Emerging Markets Corporate Debt Fund**
Total Brokerage Commission	N/A	—	^	1
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—		—

Emerging Markets Debt Fund
Total Brokerage Commissions	47	32		73
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Government Bond Fund
Total Brokerage Commissions	—	—		—
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

High Yield Fund
Total Brokerage Commissions	96	64		25
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Part I - 33

Fund	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Income Fund***
Total Brokerage Commission	N/A	N/A	—	^
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—

Inflation Managed Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Limited Duration Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Mortgage-Backed Securities Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Short Duration Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Short Duration High Yield Fund*
Total Brokerage Commissions	N/A	—	—
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—	—

Strategic Income Opportunities Fund
Total Brokerage Commissions	964	908	3,235
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Total Return Fund
Total Brokerage Commissions	12	7	25
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Treasury & Agency Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Unconstrained Debt Fund
Total Brokerage Commission	122	103	213
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

*	The Corporate Bond Fund and the Short Duration High Yield Fund commenced operations on 3/1/13.
**	The Emerging Markets Corporate Debt Fund commenced operations on 9/4/13.
***	The Income Fund commenced operations on 6/2/14.
^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 28, 2015, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Funds as follows:

Fund Name	Amount
Core Bond Fund	$0
Core Plus Bond Fund	0
Corporate Bond Fund	0
Emerging Markets Corporate Debt Fund	0
Emerging Markets Debt Fund	0
Government Bond Fund	0
High Yield Fund	0
Income Fund	0
Inflation Managed Bond Fund	0
Limited Duration Bond Fund	0
Mortgage-Backed Securities Fund	0

Part I - 34

Fund Name	Amount
Short Duration Bond Fund	$0
Short Duration High Yield Fund	0
Strategic Income Opportunities Fund	0
Total Return Fund	0
Treasury & Agency Fund	0
Unconstrained Debt Fund	0

Securities of Regular Broker-Dealers

As of February 28, 2015, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Core Bond Fund	ABN AMRO Inc.	$3,450
	Banc of America Securities LLC	163,166
	Bank of America Corporation	142,055
	Barclays Inc.	18,852
	Citigroup Global Markets Inc.	196,357
	Credit Suisse First Boston LLC	37,798
	Deutsche Bank AG	16,423
	Goldman Sachs and Company	214,487
	HSBC Securities Inc.	84,004
	Lehman Brothers Inc.	23,765
	Merrill Lynch & Co. Inc.	39,394
	Morgan Stanley	170,198
	Royal Bank of Scotland Group	70,256
	UBS Financial Services Inc.	89,006

Core Plus Bond Fund	Banc of America Securities LLC	26,420
	Bank of America Corporation	25,449
	Barclays Inc.	4,156
	Citigroup Global Markets Inc.	20,621
	Credit Suisse First Boston LLC	14,096
	Deutsche Bank AG	3,500
	Goldman Sachs and Company	30,727
	HSBC Securities Inc.	10,649
	Lehman Brothers Inc.	15,153
	Merrill Lynch & Co. Inc.	24,945
	Morgan Stanley	38,293
	Royal Bank of Scotland Group	20,624
	UBS Financial Services Inc.	19,159

Corporate Bond Fund	ABN AMRO Inc.	2,090
	Bank of America Corporation	40,957
	Barclays Inc.	3,978
	Citigroup Global Markets Inc.	40,691
	Credit Suisse First Boston LLC	13,681
	Deutsche Bank AG	6,573
	Goldman Sachs and Company	41,026
	HSBC Securities Inc.	25,489
	Morgan Stanley	31,513
	Royal Bank of Scotland Group	436
	UBS Financial Services Inc.	6,083

High Yield Fund	Barclays Inc.	21,450
	Citigroup Global Markets Inc.	10,678
	Goldman Sachs and Company	10,722
	Morgan Stanley	5,643
	Royal Bank of Scotland Group	98,611

Part I - 35

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Income Fund	Banc of America Securities LLC	$31
	Barclays Inc.	229
	Citigroup Global Markets Inc.	10
	Credit Suisse First Boston LLC	374
	Goldman Sachs and Company	233
	HSBC Securities Inc.	257
	Morgan Stanley	421
	Royal Bank of Scotland Group	157

Inflation Managed Bond Fund	ABN AMRO Inc.	1,656
	Banc of America Securities LLC	3,501
	Bank of America Corporation	11,484
	Citigroup Global Markets Inc.	13,671
	Credit Suisse First Boston LLC	1,623
	Deutsche Bank AG	1,268
	Goldman Sachs and Company	11,839
	HSBC Securities Inc.	5,330
	Lehman Brothers Inc.	1,304
	Merrill Lynch & Co. Inc.	1,161
	Morgan Stanley	14,691
	Royal Bank of Scotland Group	1,904
	UBS Financial Services Inc.	6,422

Limited Duration Bond Fund	ABN AMRO Inc.	3,020
	Banc of America Securities LLC	7,256
	Bank of America Corporation	3,384
	Citigroup Global Markets Inc.	7,585
	Credit Suisse First Boston LLC	2,936
	Deutsche Bank AG	4,239
	Goldman Sachs and Company	7,626
	HSBC Securities Inc.	4,048
	Lehman Brothers Inc.	22
	Merrill Lynch & Co. Inc.	1,407
	Morgan Stanley	22,280
	UBS Financial Services Inc.	1,204

Mortgage-Backed Securities Fund	Banc of America Securities LLC	26,956
	Citigroup Global Markets Inc.	20,825
	Credit Suisse First Boston LLC	10,719
	Deutsche Bank AG	444
	Goldman Sachs and Company	24,215
	HSBC Securities Inc.	1,046
	Lehman Brothers Inc.	4,804
	Merrill Lynch & Co. Inc.	8,802
	Morgan Stanley	17,572
	Royal Bank of Scotland Group	17,682
	UBS Financial Services Inc.	16,763

Part I - 36

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Short Duration Bond Fund	ABN AMRO Inc.	$6,452
	Banc of America Securities LLC	74,835
	Bank of America Corporation	104,484
	Barclays Inc.	15,079
	Citigroup Global Markets Inc.	91,594
	Credit Suisse First Boston LLC	42,168
	Deutsche Bank AG	25,037
	Goldman Sachs and Company	96,705
	HSBC Securities Inc.	40,397
	Lehman Brothers Inc.	19,413
	Merrill Lynch & Co. Inc.	41,360
	Morgan Stanley	112,203
	Royal Bank of Scotland Group	6,166
	UBS Financial Services Inc.	7,469

Short Duration High Yield Fund	Goldman Sachs and Company	211
	Royal Bank of Scotland Group	1,309

Strategic Income Opportunities Fund	Banc of America Securities LLC	154,877
	Bank of America Corporation	65,650
	Barclays Inc.	32,563
	Citigroup Global Markets Inc.	86,578
	Credit Suisse First Boston LLC	7,332
	Deutsche Bank AG	31,751
	Goldman Sachs and Company	72,774
	Lehman Brothers Inc.	7,394
	Merrill Lynch & Co. Inc.	18,696
	Morgan Stanley	56,909
	Royal Bank of Scotland Group	46,641

Total Return Fund	Banc of America Securities LLC	2,866
	Bank of America Corporation	4,661
	Barclays Inc.	1,522
	Citigroup Global Markets Inc.	5,859
	Credit Suisse First Boston LLC	2,670
	Deutsche Bank AG	3,320
	Goldman Sachs and Company	5,222
	HSBC Securities Inc.	3,284
	Lehman Brothers Inc.	1,533
	Merrill Lynch & Co. Inc.	1,491
	Morgan Stanley	3,522
	UBS Financial Services Inc.	616

Unconstrained Debt Fund	ABN AMRO Inc.	4,011
	Banc of America Securities LLC	28,638
	Bank of America Corporation	5,318
	Barclays Inc.	5,833
	Citigroup Global Markets Inc.	6,595
	Credit Suisse First Boston LLC	23,618
	Goldman Sachs and Company	38,220
	HSBC Securities Inc.	8,406
	Lehman Brothers Inc.	941
	Merrill Lynch & Co. Inc.	6,005
	Morgan Stanley	19,463
	Royal Bank of Scotland Group	4,560
	UBS Financial Services Inc.	33,669

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 37

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal year ended February 28, 2015, JPMIM and SCR&M paid approximately $150,670,440 and $14,049, respectively for all of the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds or $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With respect to sales of the Mortgage-Backed Securities Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $9,999,999*	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Mortgage-Backed Securities Fund, is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.50% of the sale of the Class A Shares of the Mortgage Backed Securities Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund and Treasury & Agency Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$500,000 – $3,999,999*	0.75%
$4,000,000 – $9,999,999	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $500,000 or more but the amount of the sale applicable to the Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund, or Treasury & Agency Fund is less than $500,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Short Duration Bond Fund, Short Duration High Yield Fund, Limited Duration Bond Fund, or Treasury & Agency Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the other Income Funds, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund (other than Class A Shares of the Mortgage-Backed Securities Fund, Limited Duration Bond Fund, Short Duration Bond Fund, Short Duration High Yield Fund, and Treasury & Agency Fund) is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Mortgage-Backed Securities Fund, Limited Duration Bond Fund, Short Duration Bond Fund, and Treasury & Agency Fund). The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans.

If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Class A Shares of the Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

Part I - 38

Finders’ Fees Paid by Distributor

For the fiscal year ended February 28, 2015, JPMDS paid approximately $19,114,962 in finders’ fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after February 28, 2011, are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the 2010 Act, net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011 be used before any prior net capital losses.

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 28, 2015 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund	Capital Loss Carryforwards		Expiration Date
Core Plus Bond Fund	$3,905		2/28/2016

Total	$3,905	*
Emerging Markets Debt Fund	$29,136		2/28/2018

Total	$29,136

Limited Duration Bond Fund	$4,374		2/29/2016
	42,572		2/28/2017
	10,531		2/28/2018
	6,963		2/28/2019

Total	$64,440

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

As of February 28, 2015, the following Funds had net capital loss carryforwards (amounts in thousands) incurred after enactment of the 2010 Act:

	Capital Loss Carryforward Character
Funds	Short-Term	Long-Term
Emerging Market Debt Fund	$33,580	$2,602
Income Fund	40	—
Inflation Managed Bond Fund	1,864	—
Limited Duration Bond Fund	—	10,717
Short Duration High Yield Fund	1,074	84
Strategic Income Opportunities Fund	64,365	—
Unconstrained Debt Fund	29,799	10,016

To the extent that these capital losses are used to offset future capital gain, it is probable that gain so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 39

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Bloomberg LP	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
The McGraw Hill Companies — Standard & Poor’s Corporation	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end

Core Bond Fund
Advisor Edge/Roger Casey	Quarterly	30 days after quarter end
Jeffrey Slocum & Associates	Quarterly	30 days after quarter end
Wells Fargo Wealth Management	Quarterly	30 days after quarter end
Raymond James	Quarterly	10 days after quarter end
Lockwood Advisors	Quarterly	30 days after quarter end
Akzo Nobel	Monthly	30 days after month end
UBS	Monthly	30 days after month end
Wilshire Associates	Monthly	12 days after quarter end

Government Bond Fund
Lockwood Advisors	Quarterly	30 days after quarter end

High Yield Fund
Lockwood Advisors	Quarterly	30 days after quarter end
Wells Fargo Wealth Management	Quarterly	10 days after quarter end
Raymond James	Quarterly	10 days after quarter end

Short Duration Bond Fund
Joint Commission on Accreditation of Healthcare Organizations	Quarterly	30 days after quarter end
Lockwood Advisors	Quarterly	30 days after quarter end
St. Lawrence University	Monthly	30 days after month end
University Hospitals	Monthly	30 days after month end
California Institute of Technology	Monthly	12 days after month end
Common Fund	Monthly	5 days after month end

Strategic Income Opportunities Fund
Wells Fargo Wealth Management	Quarterly	10 days after quarter end
Wilshire Associates	Monthly	5 days after month end
Texas Treasury Safekeeping Trust Company	Monthly	30 days after month end
Bank of New York Mellon	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of December 31, 2014, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders. As of May 31, 2015, the persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A.

Part I - 40

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 28, 2015 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 41

Attachment 1-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Funds	Shareholder and Address	Percentage Held
CORE BOND FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	6.41%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10.47%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.64%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.46%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.37%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.59%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21.35%

Part I - 42

Funds	Shareholder and Address	Percentage Held
CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.22%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	53.50%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.31%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.32%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.44%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	32.77%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.92%

	NABANK & CO PO BOX 2180 TULSA OK 74101-2180	9.81%

Part I - 43

Funds	Shareholder and Address	Percentage Held
	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	5.28%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	13.86%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.50%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.24%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.39%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	12.81%

	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF PO BOX 48529 ATLANTA GA 30362-1529	5.85%

	WELLS FARGO BANK FBO JARDEN CORP SAV & RET PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	7.06%

Part I - 44

Funds	Shareholder and Address	Percentage Held
CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.39%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.55%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.02%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.79%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.75%

SELECT CLASS SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	7.95%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13.50%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.95%

Part I - 45

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.86%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.81%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.16%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	16.39%
CORE PLUS BOND FUND
CLASS A SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.41%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	20.35%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.61%

Part I - 46

Funds	Shareholder and Address	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.39%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	68.91%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.10%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.68%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.00%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	40.80%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17.47%

Part I - 47

Funds	Shareholder and Address	Percentage Held
CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	47.80%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.15%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	22.87%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES # DE3-3640 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.57%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	20.51%

	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	9.94%

	WELLS FARGO BANK NA FBO MULTICARE HEALTH JP MORGAN FIXED PO BOX 1533 MINNEAPOLIS MN 55480-1533	13.28%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	32.40%

Part I - 48

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	34.66%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.61%
CORPORATE BOND FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	55.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	29.60%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.57%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.74%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	26.99%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	19.62%

Part I - 49

Funds	Shareholder and Address	Percentage Held
	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF JEFFREY T YENTZ 120 BRIDGETON WAY CANTON MS 39046-5115	15.29%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.52%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	24.39%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.02%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.54%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.17%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.10%

SELECT CLASS SHARES	BRICS & CO* DANIEL FDN OF ALABAMA MUTUAL FDS 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	13.86%

Part I - 50

Funds	Shareholder and Address	Percentage Held
	BRICS & CO* TOMBALL HOSP AUTH — JPMIM GMAG MAIN 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	15.80%

	BRICS & CO* WATERTOWN REG MED CTR — BAL MODERAT 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	8.44%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52.59%
EMERGING MARKETS CORPORATE DEBT FUND
CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	51.34%

	OPPENHEIMER & CO INC CUSTODIAN FBO RICHARD E LODER IRA 515 W MAIN ST ARLINGTON KS 67514-9274	48.66%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	BLUE CROSS OF CALIFORNIA ATTN: WES GRAY 120 MONUMENT CIRCLE INDIANAPOLIS IN 46204-4902	60.55%

	BLUE CROSS OF CALIFORNIA PARTNERSHIP PLAN INC ATTN: WES GRAY 120 MONUMENT CIRCLE INDIANAPOLIS IN 46204-4906	9.34%

	HEALTHKEEPERS, INC. ATTN: WES GRAY 120 MONUMENT CIRCLE INDIANAPOLIS IN 46204-4906	30.11%

Part I - 51

Funds	Shareholder and Address	Percentage Held
SELECT CLASS SHARES	JPMORGAN INVESTMENT MANAGEMENT INC DEFERRED COMPENSATION PLAN* FBO PARTICIPANTS ATTN SARAH MASON 1111 POLARIS PKWY OH1-0185 COLUMBUS OH 43240-2031	89.34%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	8.85%
EMERGING MKTS DEBT FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	45.14%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	19.70%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.10%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.65%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.15%

Part I - 52

Funds	Shareholder and Address	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.60%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	11.45%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.29%

CLASS R5 SHARES	NABANK & CO PO BOX 2180 TULSA OK 74101-2180	98.73%

CLASS R6 SHARES	BLUE CROSS OF CALIFORNIA ATTN: WES GRAY 120 MONUMENT CIRCLE INDIANAPOLIS IN 46204-4902	15.17%

	HEALTHKEEPERS, INC. ATTN: WES GRAY 120 MONUMENT CIRCLE INDIANAPOLIS IN 46204-4906	7.54%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.05%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.46%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.69%

Part I - 53

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.40%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.34%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.05%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	7.90%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.61%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.85%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.05%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.23%

Part I - 54

Funds	Shareholder and Address	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.93%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.04%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.80%
GOVERNMENT BOND FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.93%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43.95%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	5.50%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	56.87%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	24.05%

Part I - 55

Funds	Shareholder and Address	Percentage Held
CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	19.80%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	35.50%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	17.46%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.32%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.90%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.33%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.32%

Part I - 56

Funds	Shareholder and Address	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.98%

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MGM RESORTS 401(K) SAVINGS PLAN 840 GRIER DRIVE LAS VEGAS NV 89119-3778	9.08%
HIGH YIELD FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	12.12%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.42%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.73%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.70%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.87%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.62%

Part I - 57

Funds	Shareholder and Address	Percentage Held
CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.19%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.06%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.71%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.93%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.21%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.34%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	24.02%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.03%

Part I - 58

Funds	Shareholder and Address	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	17.77%

	NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES CA 90015-2211	19.36%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.76%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.63%

	NFS LLC FBO ALLIANCE CAPITAL MANAGEMENT LP 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105-0302	9.44%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	14.33%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	14.41%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.33%

Part I - 59

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.91%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.85%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.31%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.61%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.83%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.32%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	6.97%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.84%

Part I - 60

Funds	Shareholder and Address	Percentage Held
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15.18%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	18.88%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.12%
INCOME FUND
CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.64%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.49%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	24.45%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	19.94%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF PETER T SKYWARK 56 HOFFMAN LN BLAUVELT NY 10913-1735	13.26%

Part I - 61

Funds	Shareholder and Address	Percentage Held
	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF WENDY Z LI 524 RADEK CT WEST CHESTER PA 19382-4308	7.52%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.33%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	21.84%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	29.20%

	SAMUEL BLUEFARB TTEE U/A 09/04/2014 SAMUEL BLUEFARB TRUST OF 2014 960 GOLDEN SPRINGS DR UNIT C DIAMOND BAR CA 91765-4250	27.71%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	7.92%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	96.62%

Part I - 62

Funds	Shareholder and Address	Percentage Held
INFLATION MANAGED BOND FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.95%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	16.77%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	51.89%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.66%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.14%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	12.17%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	18.09%

Part I - 63

Funds	Shareholder and Address	Percentage Held
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.89%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	5.22%

CLASS R2 SHARES	ASCENSUS TRUST CO FBO BARCLAY MACHINE RETIREMENT 401K P PO BOX 10758 FARGO ND 58106-0758	30.07%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.11%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	25.69%

	MATRIX TRUST COMPANY CUST FBO SCIENTIFIC SYSTEMS & SOFTWARE 717 17TH ST STE 1300 DENVER CO 80202-3304	34.73%

CLASS R5 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO SERVANT SOLUTIONS INC RETPLAN T CUSTODIAN FUND OF FUNDS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	94.52%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.02%

Part I - 64

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.17%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.29%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	9.24%

	NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	19.65%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.85%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.84%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.69%

Part I - 65

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.27%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	36.13%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	18.42%
LIMITED DURATION BOND FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.22%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.11%

	JPMORGAN CLEARING CORP OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	15.30%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	42.42%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.79%

Part I - 66

Funds	Shareholder and Address	Percentage Held
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.22%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.93%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.07%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.13%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.08%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.55%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.22%

CLASS R6 SHARES	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	10.98%

Part I - 67

Funds	Shareholder and Address	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	62.66%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.62%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	43.26%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.49%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.94%
MORTGAGE-BACKED SECURITIES FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.20%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.42%

Part I - 68

Funds	Shareholder and Address	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.40%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.36%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.72%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.95%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	18.54%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.35%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.59%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.05%

Part I - 69

Funds	Shareholder and Address	Percentage Held
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.59%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	22.70%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.84%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.05%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.78%

CLASS R6 SHARES	JPMIM AS AGENT FBO NORTHERN TRUST* AS TRUSTEE FOR ADVOCATE HEALTHCARE NETWORK ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0004	10.15%

	JPMIM AS AGENT FOR* CLARIAN HEALTH PARTNERS INC ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	5.53%

	JPMIM AS AGENT FOR* HOSPITAL SISTERS OF ST FRANCIS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	5.95%

Part I - 70

Funds	Shareholder and Address	Percentage Held
	JPMIM AS AGENT FOR* NORTH DAKOTA BOARD OF UNIVERSITY AND SCHOOL LANDS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	8.07%

	JPMIM AS AGENT FOR SISTERS OF* CHARITY OF LEAVENWORTH HEALTH SYSTEMS INC COLUMBUS CORE 500 STANTON CHRISTIANA RD OPS 3 FL 3 NEWARK DE 19713-2105	5.11%

	SAXON AND CO POBOX 7780-1888 PHILADELPHIA PA 19182-0001	9.50%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.66%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.67%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.94%

	MARIL & CO FBO JD C/O MARSHALL & ILSLEY TRUST CO NA 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	5.64%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.64%

Part I - 71

Funds	Shareholder and Address	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.74%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.69%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.38%
SHORT DURATION BOND FUND
CLASS A SHARES	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	20.95%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	16.67%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	24.23%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.39%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.20%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.33%

Part I - 72

Funds	Shareholder and Address	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.46%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.21%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.80%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.40%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	34.04%

	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	14.08%

	WELLS FARGO BANK NA FBO MEIJER OMP PENS PLAN DB PO BOX 1533 MINNEAPOLIS MN 55480-1533	7.27%

SELECT CLASS SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	16.29%

Part I - 73

Funds	Shareholder and Address	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	38.72%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	34.13%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.66%
SHORT DURATION HIGH YIELD FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.72%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.35%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.59%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	43.62%

CLASS C SHARES	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	43.57%

Part I - 74

Funds	Shareholder and Address	Percentage Held
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	48.59%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	99.97%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	82.16%

	WELLS FARGO BANK NA FBO BEP EMP RET PLAN COMMITTE DIRECT DB PO BOX 1533 MINNEAPOLIS MN 55480-1533	11.64%
STRATEGIC INCOME OPPORTUNITIES FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.34%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.00%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.94%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.99%

Part I - 75

Funds	Shareholder and Address	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.51%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18.37%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.88%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.01%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.10%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	22.46%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	18.19%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.99%

Part I - 76

Funds	Shareholder and Address	Percentage Held
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.81%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	13.02%

CLASS R5 SHARES	JPMIM AS AGENT FOR* INOVA HEALTH SYSTEM FOUNDATION DEFINED BENEFIT PLAN ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	26.86%

	JPMIM AS AGENT FOR* YMCA RETIREMENT FUND ATTN CLIENT SERVICES 460 POLARIS PARKWAY 2ND FL WESTERVILLE OH 43082-8212	12.80%

	JPMORGAN CHASE BANK TTEE* JPMC RETIREMENT PLAN JPMAM SIOF ATTN CHRISTIE COBB 1 CHASE MANHATTAN PLAZA 19TH FL NEW YORK NY 10005-1401	21.38%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.56%

	SAXON & CO OB BOX 7780-1888 PHILADELPHIA PA 19182-0001	6.36%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.72%

Part I - 77

Funds	Shareholder and Address	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	36.10%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.69%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.79%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.79%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.30%
TOTAL RETURN FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.48%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.59%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.12%

Part I - 78

Funds	Shareholder and Address	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	30.29%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.08%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.08%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.69%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	22.61%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.51%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.39%

Part I - 79

Funds	Shareholder and Address	Percentage Held
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.06%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.60%

CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO CHEMBULK MANAGEMENT DEFERRED COMP PO BOX 10758 FARGO ND 58106-0758	19.48%

	ASCENSUS TRUST COMPANY FBO UNITED STATES BEVERAGE, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	7.01%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	38.53%

	JEFFREY NEUMAN MICHAEL PAPPAS LAW BARNES WENDLING CPAS 401K PSP 1350 EUCLID AVE STE 1400 CLEVELAND OH 44115-1830	34.98%

CLASS R5 SHARES	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS PLANS OMNIPUTNAM C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	14.08%

	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	23.63%

Part I - 80

Funds	Shareholder and Address	Percentage Held
	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.39%

	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	24.47%

	STATE STREET BANK & TRUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	12.73%

CLASS R6 SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	97.76%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.26%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	29.52%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	13.40%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.19%

Part I - 81

Funds	Shareholder and Address	Percentage Held
TREASURY & AGENCY FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	68.97%

	RELIANCE TRUST COMPANY FBO PARKER MCCAY PO BOX 48529 ATLANTA GA 30362-1529	5.23%

SELECT CLASS SHARES	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.64%

	JPMIM AS AGENT FOR* NEW YORK CITY DISTRICT COUNCIL OF CARPENTERS ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	7.32%

	JPMIM AS AGENT FOR* NEW YORK CITY DISTRICT COUNCIL OF CARPENTERS ORGANIZING FUND ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	5.82%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	27.56%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.81%

	WENTWORTH INSTITUTE OF TECHNOLOGY INC 550 HUNTINGTON AVE BOSTON MA 02115-5998	5.81%

Part I - 82

Funds	Shareholder and Address	Percentage Held
UNCONSTRAINED DEBT FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	57.05%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.01%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	18.44%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.39%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	25.76%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	52.88%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.04%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES 1111 POLARIS PKWY COLUMBUS OH 43240-2031	96.95%

CLASS R5 SHARES	MITRA & CO 98 ERISA ONLY GDN FBO C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	97.80%

Part I - 83

Funds	Shareholder and Address	Percentage Held
CLASS R6 SHARES	BRICS & CO* CL&F RESOURCES LP — JPMIM 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	6.39%

	NORTHERN TRUST CO CUSTODIA LOCKHEED-JPM MULTI SECTOR PO BOX 92956 CHICAGO IL 60675-2956	47.54%

	STATE STREET BANK AND TRUST COMPANY NESTLE IN THE USA SAVING TRUST 1 LINCOLN ST BOSTON MA 02111-2901	30.00%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	93.73%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 84

J.P. Morgan Municipal Bond Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST I (“JPMT I”)

Fund Name	A	C	Select	Institutional
JPMorgan California Tax Free Bond Fund (the “California Tax Free Bond Fund”)	JCBAX	JCBCX	JPCBX	JPICX
JPMorgan Intermediate Tax Free Bond Fund (the “Intermediate Tax Free Bond Fund”)	JITAX	JITCX	VSITX	JITIX
JPMorgan New York Tax Free Bond Fund (the “New York Tax Free Bond Fund”)	VANTX	JCNTX	VINTX	JNYTX

JPMORGAN TRUST II (“JPMT II”)

Fund Name	A	C	Select	Institutional
JPMorgan Municipal Income Fund (the “Municipal Income Fund”)	OTBAX	OMICX	HLTAX
JPMorgan Short-Intermediate Municipal Bond Fund (the “Short-Intermediate Municipal Bond Fund”)	OSTAX	STMCX	PGUIX	JIMIX
JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)	PMBAX	JTFCX	PRBIX

(each, a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2015, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Reports relating to the Funds, dated February 28, 2015 (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, OH 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-MBTF-516

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are successor mutual funds to J.P. Morgan Funds that were series of J.P. Morgan Series Trust or J.P. Morgan Mutual Fund Select Trust (“Predecessor Funds”) prior to February 18, 2005.

The Funds (other than the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund) are series of JPMorgan Trust II (“JPMT II”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

Municipal Bond Funds: The Municipal Income Fund, the Short-Intermediate Municipal Bond Fund and the Tax Free Bond Fund are collectively referred to as the “Municipal Bond Funds”.

Tax Free Bond Funds: The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are collectively referred to as the “Tax Free Funds”.

Fund Names. Prior to February 19, 2005, the Municipal Bond Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Name
One Group Short-Term Municipal Bond Fund	JPMorgan Short-Intermediate Municipal Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Series Trust (“JPMST”)

JPMorgan California Tax Free Bond Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMST. Prior to February 19, 2005, the California Tax Free Bond Fund was a series of JPMST, an open-end management investment company which was organized as a Massachusetts business trust on August 15, 1996.

JPMMFST. Prior to February 19, 2005, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund were series of JPMMFST, an open-end management investment company which was organized as a Massachusetts business trust on October 1, 1996.

After the close of business on February 18, 2005, the JPMorgan Intermediate Tax Free Income Fund acquired all of the assets and liabilities of One Group Intermediate Tax-Free Bond Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFST, on behalf of JPMorgan Intermediate Tax Free Income Fund, and One Group Mutual Funds, on behalf of One Group Intermediate Tax-Free Bond Fund (“Merger

Part I - 1

Agreement”). Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name “JPMorgan Intermediate Tax Free Bond Fund” effective February 19, 2005.

Fund Names. Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees of JPMST or JPMMFST, as applicable:

New Name	Former Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund

Effective April 30, 2009, the JPMorgan Short Term Municipal Bond Fund (formerly the One Group Short-Term Municipal Bond Fund) was renamed, with the approval of the Board of Trustees of JPMT II, to the JPMorgan Short-Intermediate Municipal Bond Fund. For ease of reference, throughout this SAI, the Board of Trustees of JPMT I, the Board of Trustees of JPMT II and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the “Board of Trustees.”

Share Classes

Shares in the Funds of the Trusts are generally offered in multiple classes. The Board of Trustees of JPMT I and JPMT II has authorized the issuance and sale of the following share classes of the Funds:

Fund	Class A		Class C	Select Class	Institutional Class
Municipal Income Fund	X	*	X	X
Short-Intermediate Municipal Bond Fund	X	*	X	X	X
Tax Free Bond Fund	X	*	X	X
California Tax Free Bond Fund	X		X	X	X
Intermediate Tax Free Bond Fund	X	*	X	X	X
New York Tax Free Bond Fund	X	*	X	X	X

*	Effective June 19, 2015, Class B Shares of these Funds were automatically converted into Class A Shares.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMorgan Trust III (“JPMorgan Trust III”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”) and JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Part I - 2

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by the Trusts with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Policies.

The Tax Free Bond Fund, the Short-Intermediate Municipal Bond Fund and the Municipal Income Fund may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Part I - 3

The following policy applies to the Short-Intermediate Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

None of the Municipal Bond Funds may:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds may:

1. Purchase securities on margin or sell securities short except, in the case of the Municipal Bond Funds, for use of short-term credit necessary for clearance of purchases of portfolio securities.

2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

4. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

5. Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

7. Issue senior securities except with respect to any permissible borrowings.

8. Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Policies. The following investment policies are not fundamental policies of the Funds and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Municipal Bond Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Municipal Bond Fund may:

1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 4

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Policies.

(1)   (a) The California Tax Free Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction. Industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” However, it is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of any “industry”;

(2)   (a) The California Tax Free Bond Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3)   The California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;

(4)   The Tax Free Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5)   (a) The California Tax Free Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) may make direct investments in mortgages;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. Real estate includes Real Estate Limited Partnerships;

(6)   (a) The California Tax Free Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this

Part I - 5

shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(7)   The Funds may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and

(8)   All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

The following policy applies to the California Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The following policy applies to the New York Tax Free Bond Fund:

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

Non-Fundamental Investment Policies. The investment policies described below are not fundamental policies of the Tax Free Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:

(1)   The Tax Free Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)   The Tax Free Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)   The Tax Free Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer;

(5)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell interests in oil, gas or mineral leases;

(6)   The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7)   The Tax Free Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the Tax Free Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Part I - 6

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Municipal Income Fund	1
Short-Intermediate Municipal Bond Fund	2
Tax Free Bond Fund	3
California Tax Free Bond Fund	4
Intermediate Tax Free Bond Fund	5
New York Tax Free Bond Fund	6

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	2	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1-6	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1-6	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-6	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-6	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.	1-6	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-6	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-6	Debt Instruments

Part I - 7

Instrument	Fund Code	Part II Section Reference
Credit Default Swap (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-6	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1-6	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-6	Demand Features
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	1-6	Investment Company Securities and Exchange Traded Funds
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	1-6	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-6	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1-6	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-6	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	1-6	Loans
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1-6	Mortgage-Related Securities

Part I - 8

Instrument	Fund Code	Part II Section Reference
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-6	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-6	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	2	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.	1-6	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 such as privately placed commercial paper and Rule 144A securities.	1-6	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-6	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	2	Reverse Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-6	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-6	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	2	Foreign Investments (including Foreign Currencies)

Part I - 9

Instrument	Fund Code	Part II Section Reference
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1-6	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-6	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-6	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1-6	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-6	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-6	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-6	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).	1-6	U.S. Government Obligations

Part I - 10

Instrument	Fund Code	Part II Section Reference
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-6	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-6	Debt Instruments

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of California and New York and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below. Information provided herein may not be current and is subject to change rapidly, substantially and without notice.

The value of the shares of the Funds discussed in this section may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

Further, downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. The perceived increased likelihood of default among municipal issuers resulted in constrained liquidity, increased price volatility and credit downgrades of municipal issuers. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s municipal securities.

California Municipal Securities

Under normal circumstances, the California Tax Free Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, “municipal securities” has the same meaning as California Municipal Securities. California Municipal Securities are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities also is exempt from federal income tax. The California Tax Free Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund’s distributions from interest on California Municipal Securities and other municipal securities in which the California Tax Free Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See “Tax Matters.”

Part I - 11

Risk Factors Affecting California Municipal Securities. Given that the California Tax Free Bond Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to the economy of the state of California (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California Municipal Securities.

California is continuing to recover from the financial difficulties it suffered during the recent recession. California’s labor market deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering its worst losses on record. Between January 2008 and November 2009, the State lost approximately 1.1 million non-farm jobs. Beginning in 2010, the State experienced a modest rise in employment, which accelerated in 2012 and continued through 2014. From November 2009 through February 2015, the State recovered nearly 1.7 million jobs, helping to reduce the State’s unemployment rate from 12.2% in October 2010 to 6.7% in February 2015.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, California faced a severe erosion of its tax base between 2008 and 2011. This erosion caused the State to face projected budget gaps of approximately $24.3 billion in fiscal year 2009, $60 billion in fiscal year 2010, and $20 billion in fiscal year 2011. However, significant spending cuts, coupled with increased revenues and continued economic improvement in recent years, have helped to close subsequent budget gaps. As part of achieving balanced budgets, the State enacted and maintained significant reductions in spending in the budgets of the past three fiscal years, and voters approved Proposition 30 in 2012, which provides for increased revenues. In addition, Proposition 2 was approved by voters in November 2014 and directs specified revenues to be applied towards the state’s rainy day fund and towards paying down specified debts. As of January 9, 2015, the State’s budget was projected to remain balanced at least until fiscal year 2019. Although the State has experienced some improvements in its financial condition, there remain a number of serious risks and pressures that threaten the State’s budget. For example, the State may incur significant costs related to the billions of dollars of obligations (the “wall of debt”) that had to be deferred in prior years to balance budgets. The elimination of such debt will impose a financial strain on upcoming budgets and it may be more difficult and take longer than expected to pay down the “wall of debt.” Furthermore, revenues may fall short of projections due to recent mandatory reductions in federal spending and a potential slowdown in the State’s economic recovery, among other things. In addition, the State’s revenues (particularly those related to personal income taxes) can be volatile and correlate to overall economic conditions.

Accordingly, there can be no assurances that the State will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Moreover, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of a Fund.

In addition, the pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and face unfunded actuarial liabilities that will require increased contributions from the State’s General Fund (as used in this section, “General Fund”) in future years. The State also has significant unfunded liability relating to retirees’ post-employment healthcare benefits. As of June 30, 2014, the Board of the California State Teachers’ Retirement System (“CalSTRS”) had an unfunded accrued liability of $72.7 billion, a decrease of $1.0 billion from its June 30, 2013 valuation.

There can be no assurance that any issuer of a California Municipal Security will make full or timely payments of principal or interest or remain solvent. However, it should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the receipt of revenues below projections; (iii) a delay in or an inability of the State to implement budget solutions as a result of current or future litigation; (iv) an inability to implement all planned expenditure reductions; (v) extreme weather events, drought or earthquakes; and (vi) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

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These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget and could result in declines, possibly severe, in the value of the State’s outstanding obligations. These factors may also lead to an increase in the State’s future borrowing costs and could impair the State’s ability to make timely payments of interest and principal on its obligations. These factors may also impact the ability of California’s municipal issuers to issue new debt or service their outstanding obligations.

In addition, the State is subject to episodic water shortages owing to drought conditions. At the beginning of 2014, the Governor announced a state of emergency as a result of severe drought conditions in the State. After three years of lower precipitation than usual, the drought’s effects in 2014 have only been able to be offset by temporary measures in 2014. At the beginning of 2014, the Governor announced a state of emergency as a result of severe drought conditions in the State. As of the end of January 2015, more than three-quarters of California was still classified as experiencing extreme or exceptional drought conditions. The State Water Resources Control Board and the Governor have taken significant steps to deal with the drought, which may require the use of significant funding from the State’s budget in the future.

Moreover, the State is within a region subject to major seismic activity and has experienced major earthquakes in the past that caused significant damages. Although the federal government has provided aid in the aftermath of previous major earthquakes, there is no guarantee that it will do so in the future. An obligation in a Fund could be impacted by interruption in revenues as a result of damages caused by earthquakes or as a result of income tax deductions for casualty losses or property tax assessment reductions.

Budget for Fiscal Year 2015. On June 20, 2014, the Governor signed the 2015 Budget Act, which provided a multi-year General Fund plan that was balanced, established a rainy day fund, addressed certain unfunded liabilities, and continued to pay down budgetary debt from previous years. The 2015 Budget Act left a projected reserve of approximately $1.4 billion at the end of fiscal year 2015.

When the 2015 Budget Act was enacted, it projected total General Fund revenues and transfers of $105.5 billion for fiscal year 2015 (an increase of $8.4 billion from the prior fiscal year), which includes estimated personal income tax receipts of $70.2 billion, sales tax receipts of $23.8 billion and corporate tax receipts of $8.4 billion. General Fund expenditures for fiscal year 2015 were projected to be $111.7 billion, which constitutes an increase of $15.4 billion compared to estimates for fiscal year 2014. The Proposed Budget contains initiatives to fund State education programs. As part of these initiatives, the Proposed Budget includes General Fund funding of $44.5 billion for K-14 education, $12.6 billion for higher education, $29.7 billion for health and human services expenditures, as well as $9.6 billion for prisons. The Proposed Budget also proposes interest payments of $219 million on outstanding loans from the federal unemployment account, which is projected to be $8.8 billion at the end of calendar year 2015. The Proposed Budget also sets forth a plan of contributing to CalSTRS, which is expected to amount to payments of more than $5 billion annually in total funds, of which approximately $900 million will be from the General Fund when the rates are fully phased in for all parties by fiscal year 2021.

Proposed Budget for Fiscal Year 2016. On January 9, 2015, the Governor proposed a budget for fiscal year 2016 (“Proposed Budget”). The Proposed Budget estimates that the General Fund will receive $113.4 billion in revenues and transfers, which would represent a 4.9% increase from revised fiscal year 2015 estimates. Against these revenues, the Proposed Budget calls for approximately $113.3 billion in General Fund expenditures, which would be an increase of approximately 1.4% from revised fiscal year 2015 estimates.

The Proposed Budget contains initiatives to fund State education programs. As part of these initiatives, the Proposed Budget includes General Fund funding of $47.0 billion (an increase of $1.9 billion) for K-14 education, $14.1 billion (an increase of $1.7 billion) for higher education, $31.9 billion for health and human services expenditures, as well as $10.2 billion for prisons.

LAO Report. On January 13, 2015, the Legislative Analyst’s Office (“LAO”), a nonpartisan fiscal and policy advisor to the State, released its analysis of the Proposed Budget (“LAO Report”). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues and expenditures. The LAO Report commends the Governor for his focus on fiscal discipline, paying off portions of the State’s accumulated debts in recent years, and for planning to pay off the State government’s large unaddressed liabilities. However, the LAO Report notes that the budget remains vulnerable to downturns that may re-emerge with little warning.

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Some of the concerns that the LAO Report highlighted focused on the vulnerability of the State’s finances to sudden tax revenue declines that may return with little warning. The LAO Reports noted that the State’s array of complex budget formulas could complicate budget planning and could exacerbate the vulnerability in some scenarios. The LAO Report also noted that additional General Fund revenues are likely to almost all go to schools and community colleges, thereby not benefiting the state’s financial bottom line and presenting a potential challenge for future state budgets and for the State to meet its unfunded liabilities. The LAO Report also noted that total budget reserves may be insufficient for potential budgetary shortfalls that could reemerge with little warning.

On May 7, 2014, the LAO released a report on the State’s key liabilities (the “LAO Liabilities Report”) in which it estimated that the State’s total liabilities amounted to $340 billion, of which $200 billion were, in part, not being sufficiently addressed and merit further legislative attention. It noted, for example, that the CalSTRS pension program is expected to deplete its assets during the 2040s. The LAO Liabilities Report recommended steps that the State should take through which it would make certain key liabilities a priority in order to place the State on a fiscally sound position in upcoming years.

Limitation on Property Taxes. Certain State debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of State local governments and districts are limited by Article XIIIA of the State Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit. Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any “special tax” (i.e., a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218. Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Article XIIID contains several provisions that make it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area. The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized

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in 1990 to follow more closely growth in the State’s economy. “Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may exceed their spending limits for up to four years by voter approval.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

State Debt. From July 2006 to February 2013, voters and the State Legislature authorized more than $40 billion of new general obligation bonds and lease-revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the amount of outstanding debt supported by the General Fund. As of February 1, 2015, the State had approximately $76.7 billion of general obligations bonds, and $11.1 billion of lease-revenue bonds outstanding. These obligations are payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. Additionally, as of January 1, 2015, there were approximately $31.1 billion of authorized and unissued voter-approved general obligation bonds and approximately $3.89 billion of authorized and unissued lease revenue bonds.

In calendar years 2009 and 2010, the State sold more than $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds, reaching record levels for new money bond issuances by the State. Bond issuances have declined substantially since then. Based on estimates in the Proposed Budget, the State expects to issue $3.6 billion of new money general obligation and lease-revenue bonds in calendar year 2015.

Because the State plans to issue authorized, but unused, new bond sales in the future, the ratio of debt service on general obligation, lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) can be expected to fluctuate from year to year. Based on the revenue estimates contained in the Proposed Budget and the bond issuance estimates noted above, the General Fund Debt Ratio is estimated to equal approximately 7% in fiscal years 2015 and 2016.

In addition to general obligation bonds, lease-revenue bonds, and other types of debt, the State may issue certain short-term obligations such as revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”). Due to the timing differences between when the State receives General Fund receipts and when it makes General Fund disbursements, the State regularly issues short-term obligations to meet its cash flow needs. By law, RANs must mature prior to the end of the fiscal year in which they are issued, while RAWs may mature in a subsequent fiscal year.

The timely enactment of the budget allowed the State to carry out its regular cash management by issuing $2.8 billion of RANs on September 23, 2014. If cash resources become inadequate, other cash management techniques may be employed to meet the State’s cash requirements.

Rainy Day Fund Amendment. In November, 2014, voters approved Proposition 2, a constitutional amendment that provides for a “rainy day” reserve called the Budget Stabilization Account that requires both paying down liabilities and saving for a rainy day by making specified deposits into a special reserve by using spikes in capital gains to save money. Proposition 2 will begin in fiscal year 2016 and takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains.

State-Local Fiscal Relations. In November 2004, voters approved Proposition 1A, which made significant changes to the fiscal relationship between the State and California’s local governments by, among other things, reducing the State Legislature’s authority over local government revenue sources by restricting the State’s access to local governments’ property, sales and vehicle license fee revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds. Additionally, Proposition 22 generally prohibits the State Legislature from making changes in local government funding sources.

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Proposition 1A also prohibits the State from requiring localities to comply with certain unfunded mandates. Under the law, if the State does not provide the funding necessary to implement the mandate, the mandate is suspended and the locality is relieved from compliance. In addition, Proposition 1A requires the State to reimburse localities for mandated costs incurred prior to fiscal year 2005, which is estimated at approximately $1.1 billion.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.

Downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which a Fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because a Fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce a Fund’s returns.

In 2012, the cities of San Bernardino and Stockton, as well as the town of Mammoth Lakes, each filed for bankruptcy protection under Chapter 9. Due to the current conditions facing many municipalities in California, it is possible that additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of a Fund’s investments in the securities of those municipalities.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

Bond Ratings. As of April 28, 2015, California’s general obligation debt was assigned a rating of Aa3 by Moody’s, A+ by S&P and A+ by Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities and authorities.

New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

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Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Tax Free Bond Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to the economy of the state of New York (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Although New York has a diverse economy, it is heavily dependent on the financial sector, in part, because New York City is the nation’s leading center of banking and finance. Even though the financial sector accounts for a small proportion of all non-agricultural jobs in the State, it contributes a significant amount of total wages in New York. In addition to the financial sector, the State has a comparatively large share of the nation’s information, education and health services employment. Travel and tourism also constitute an important part of the economy. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of New York Municipal Securities.

During the recent recession, New York experienced a significant economic downturn. While signs of improvement have appeared, the recovery may be slow as the State faces fiscal challenges, including an unemployment rate of 5.8% in February 2015, and damage caused by Hurricane Sandy. As a result of these and other factors, New York has faced budget deficits in the past.

On October 29, 2012, Superstorm Sandy struck New York, causing widespread damage to the coastal and other low lying areas of New York and power failures in various parts of the City, including most of downtown Manhattan. Although much of the property has been restored, additional repairs and improvements are still needed. New York continues to be at risk from weather or climate related events that may require significant expenditures to protect or repair buildings, neighborhoods and infrastructure from the impacts of climate change.

Although the State suffered significant economic costs related to Hurricane Sandy, the State’s labor market is expected to continue its recent trend of moderate growth. Recent forecasts project that the State’s employment rate will grow by 1.7% in fiscal year 2015, following growth of 2.0% in 2014. Wages are expected to rise by 4.6% and 4.7% in fiscal years 2015 and 2016, respectively, while personal income is expected to increase by 4.0% in fiscal year 2015 and 4.6% in fiscal year 2016. Projected growth for both fiscal year 2015 and 2016 remain below historical averages. Due to this sustained economic growth, the State’s base receipts are expected to grow by 7.6% in fiscal year 2015 and 0.8% in fiscal year 2016. However, substantial risks remain that could undermine these projections. For example, mandatory federal spending cuts, increases in certain federal taxes, unexpected changes to the Federal Reserve’s policies, national and international events, climate change and extreme weather events, regulatory changes concerning financial sector activities, changes concerning financial sector bonus payouts, economic events in Europe, and elevated commodity prices, among others, could contribute to weakened economic growth, which could reduce State revenues. As the nation’s financial capital, the volatility in financial markets poses a particularly large degree of uncertainty for the State. In recent years, the markets have demonstrated a sensitivity to shifting expectations surrounding Federal Reserve policy and the resulting market variations are likely to have a larger impact on the State’s economy than on the nation as a whole.

Accordingly, there can be no assurances that the State will not face fiscal stress or that the State’s circumstances will not become more difficult in the future. Moreover, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of a Fund.

Furthermore, there can be no assurance that any issuer of a New York Municipal Security will make full or timely payments of principal or interest or remain solvent. However, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there may be no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; (iii) the impact of shifts in monetary policy on interest rates and the financial markets; (iv) the impact of financial and real estate market developments on bonus income and capital gains realizations; (v) the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections; (vi) increased demand in entitlement and claims based programs such as Medicaid, public assistance and general public health; (vii) access to

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the capital markets in light of disruptions in the municipal bond market; (viii) litigation against the State; (ix) actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and (x) the impact of federal statutory and regulatory changes concerning financial sector activities.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget and could result in declines, possibly severe, in the value of the State’s outstanding obligations. These factors may also lead to an increase in the State’s future borrowing costs and could impair the State’s ability to make timely payments of interest and principal on its obligations. These factors may also impact the ability of New York’s municipal issuers to issue new debt or service their outstanding obligations.

Budget for Fiscal Year 2016. On April 1, 2015, the Governor finalized the enactment of the budget for fiscal year 2016. The budget calls for approximately $70.6 billion in the State’s General Fund (as used in this section, “General Fund”) expenditures for fiscal year 2016, which represents an increase of 11.8% from estimated expenditures in fiscal year 2015. The budget assumes that the General Fund will receive tax receipts of nearly $74.5 billion (an increase of 5.6%) in fiscal year 2016, which includes $31.8 billion (an increase of 8.0%) in personal income tax revenues, $5.9 billion in business tax receipts (an increase of 5.7%) and $1.1 billion in estate taxes (a decrease of 5.4%), among others. The budget also assumes that the General Fund will receive $7.0 billion in user taxes and fees, which represents an increase of 4.5% from the previous fiscal year. The budget also projects transfers from other funds of approximately $17.3 billion. As a result of these projections, the New York State Division of the Budget (“DOB”) estimates that the State will end fiscal year 2015 with a General Fund balance of approximately $2.2 billion.

The budget estimates that the State will have a surplus of $5.5 billion in fiscal year 2015, and will also have a surplus in subsequent years, the majority of which is planned to be absorbed by a multi-year property tax and business tax reduction plan.

Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes subject to restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Because of the structure of these public authorities, they may also suffer in poor economic environments.

In addition, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no obligation to provide additional assistance to localities beyond any amounts that have been appropriated in a given year. Some authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

State Debt. As of March 31, 2014, total State-related debt outstanding was approximately $55.5 billion. State-related debt is a broad measure of State debt that includes general obligation debt, State-guaranteed debt, moral obligation financing and contingent-contractual obligations.

In 2000, the State Legislature passed the Debt Reform Act of 2000 (the “Debt Reform Act”), which allows the issuance of State-supported debt only for capital purposes and limits the maximum term of any such debt to 30 years. The Debt Reform Act also limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of all State funds receipts. Once these caps are met, the State is prohibited from issuing any new State-supported debt until such time as the State’s debt is found to be within the applicable limits. As of March 31, 2014, outstanding State-supported debt was below these limits.

As part of its cash management program, the General Fund is authorized to borrow resources temporarily from other available funds in the State’s short-term investment pool (“STIP”) for up to four months, or until the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is

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limited to the available balances in STIP, as determined by the State Comptroller. Although the State is expected to have sufficient liquidity to make payments as they become due in fiscal year 2016, due to normal variations in income and disbursements from the General Fund, the State may need to rely on this borrowing authority at times during the fiscal year.

Localities. New York’s weakened economy and reduced spending have in the past increased the fiscal pressure on municipal issuers in the State, though such impacts have had wide variability. Local governments derive revenues from sales tax, real property tax, transfer tax and fees relating to real property transactions. Revenue losses caused by a slower real estate market and declining real property value, among other reasons, could make it difficult for local governments to address their various economic, social and health care obligations.

New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Conversely, the City’s finances, and thus its ability to market its securities successfully, could be negatively affected by delays or reductions in projected State aid. In addition, the City is the recipient of certain federal grants that, if reduced or delayed, could negatively affect the City’s finances. Further, the City, like the State, may be party to litigation that may be resolved in a manner that negatively affects the City’s finances. New York City’s total outstanding debt was projected to be $69.4 billion at the year end of 2015, of which outstanding general obligation debt is expected to total $40.4 billion. By the end of calendar year 2019, the City’s total indebtedness is expected to grow to over $79 billion. The City’s primary government debt burden is expected to represent 13.3% of the City’s total personal income in 2015.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits. Although four of these acts were passed during the 2009 and 2010 legislative sessions, the State Legislature rejected proposed legislation in 2012 that would have authorized two localities to issue bonds to address accumulated deficits.

In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. In 2004, the Buffalo Fiscal Stability Authority was created to oversee the financial operations of the City of Buffalo, the Buffalo School District and other public agencies and authorities in Buffalo, but transitioned to advisory status in fiscal year 2013. In January 2011, the Nassau County Interim Finance Authority declared it would assume control powers with respect to the finances of the County of Nassau, and, after court review, it now exercises those powers. New York City, Troy and Erie County each have fiscal stability boards exercising advisory status with respect to the finances of those entities. Although the City of Yonkers no longer operates under an oversight board, it must adhere to a separate fiscal agent act. Likewise, the City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s budget.

In 2013, the Financial Restructuring Board of Local Governments (“Board”) was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives. The Board is a ten-member panel available year round to offer assistance to eligible municipalities. Since its creation in 2013, the City of Albany, the City of Jamestown, the City of Rochester, the City of Fulton, as well as several towns and villages have applied for a comprehensive review by the Board.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of federal funding, new constraints for certain localities on raising property tax revenue and significant upfront costs for some communities affected by Hurricane Sandy, among other things, may have an impact on the fiscal condition of local governments and school districts in the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-term economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

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Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. As a result, one or more of these localities could file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code in the future.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.

Downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which a Fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because a Fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce a Fund’s returns.

Litigation. The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

Bond Ratings. As of April 28, 2015, New York’s general obligation debt was assigned a rating of Aa1 by Moody’s. and AA+ by both S&P and Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities and authorities.

QUALITY DESCRIPTION

Tax Free Funds. Each Tax Free Fund invests principally in a portfolio of “investment grade” tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody’s, currently Aaa, Aa, A and Baa or of Standard & Poor’s, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor’s or SP-1 and SP-2 by Moody’s. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody’s and A-1 or A-2 by Standard & Poor’s. A Tax Free Fund may also invest up to 10% of its total assets in securities which are “below investment grade.” Such securities must be rated, on the date of investment, B or better by Moody’s or

Part I - 20

Standard & Poor’s, or of comparable quality. Securities rated Ba or B by Moody’s and BB or B by Standard & Poor’s are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody’s or A-3 or better by Standard & Poor’s) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser’s opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB. For a more complete discussion of “below investment grade” securities, see the “Debt Instruments” section in Part II of this SAI.

Municipal Bond Funds. Municipal securities that are bonds must be rated as investment grade. JPMIM will look at a security’s rating at the time of investment. If the securities are unrated, JPMIM must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMIM will consider such an event in determining whether the Fund should continue to hold the security.

Short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Commercial Paper

The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. For a more complete discussion, see the “Commercial Paper” section in Part II of this SAI.

Limitations on the use of Mortgage-Backed Securities

The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the adviser to be of comparable quality.

Limitations on the Use of Municipal Securities

The Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

DIVERSIFICATION

JPMT I and JPMT II are registered management investment companies and the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are diversified series of JPMT I. The Municipal Income Fund, the Short-Intermediate Municipal Bond Fund and the Tax Free Bond Fund are diversified series of JPMT II. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio

Part I - 21

turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Municipal Income Fund	3%	9%
Short-Intermediate Municipal Bond Fund	39%	53%
Tax Free Bond Fund	62%	90%
California Tax Free Bond Fund	7%	4%
Intermediate Tax Free Bond Fund	13%	21%
New York Tax Free Bond Fund	2%	12%

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended February 28, 2015:

Committee	Fiscal Year Ended 2/28/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	8
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	6

For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2014, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Municipal Income Fund	Ownership of Short-Intermediate Municipal Bond Fund	Ownership of Tax Free Bond Fund	Ownership of California Tax Free Bond Fund	Ownership of Intermediate Tax Free Bond Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	over $100,000	None	over $100,000

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Name of Trustee	Ownership of New York Tax Free Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees		Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

(1)	A Family of Investment Companies means two or more registered investment companies that (i) share the same investment adviser or principal underwriter and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2014, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group is being performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Trustee aggregate compensation paid by the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Municipal Income Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund	CaliforniaTax Free Bond Fund	Intermediate Tax Free Bond Fund
Independent Trustees
John F. Finn	$250	$1,777	$205	$179	$2,548
Dr. Matthew Goldstein	370	2,629	303	264	3,770
Robert J. Higgins	234	1,646	191	166	2,374
Frankie D. Hughes	216	1,534	177	154	2,199
Peter C. Marshall	267	1,899	219	191	2,723
Mary E. Martinez	216	1,534	177	154	2,199
Marilyn McCoy	250	1,777	205	179	2,548

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Name of Trustee	Municipal Income Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund	CaliforniaTax Free Bond Fund	Intermediate Tax Free Bond Fund
Mitchell M. Merin	$250	$1,777	$205	$179	$2,548
William G. Morton, Jr.	216	1,534	177	154	2,199
Dr. Robert A. Oden, Jr.	216	1,534	177	154	2,199
Marian U. Pardo	216	1,534	177	154	2,199
Frederick W. Ruebeck	250	1,777	205	179	2,548
James J. Schonbachler	250	1,777	205	179	2,548

Name of Trustee	New York Tax Free Bond Fund	Total Compensation Paid From Fund Complex(1)
Independent Trustees
John F. Finn	$336	$365,000	(2)
Dr. Matthew Goldstein	497	540,000
Robert J. Higgins	314	340,000	(3)
Frankie D. Hughes	290	315,000
Peter C. Marshall	359	390,000	(4)
Mary E. Martinez	290	315,000
Marilyn McCoy	336	365,000
Mitchell M. Merin	336	365,000
William G. Morton, Jr.	290	315,000
Dr. Robert A. Oden, Jr.	290	315,000	(5)
Marian U. Pardo	290	315,000
Frederick W. Ruebeck	336	365,000	(6)
James J. Schonbachler	336	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Municipal Income Fund	$2,009	$(28)	$1,353	$(15)	$1,005	$(56)
Short-Intermediate Municipal Bond Fund	2,687	(426)	3,510	(958)	5,147	(1,973)
Tax Free Bond Fund	1,314	(31)	1,026	(27)	859	(80)
California Tax Free Bond Fund	1,048	(67)	835	(21)	735	(80)
Intermediate Tax Free Bond Fund	15,253	(344)	12,976	(308)	11,163	(175)
New York Tax Free Bond Fund	2,288	(60)	1,744	(3)	1,424	(2)

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

Part I - 24

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts managed by each portfolio manager as of February 28, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Municipal Income Fund
Jennifer Tabak	2	$674,639	0	$0	0	$0
David Sivinski	4	4,774,636	0	0	4	62,385

Short-Intermediate Municipal Bond Fund
James Ahn	1	5,812,437	1	250,097	79	5,098,340
Kevin M. Ellis	3	4,753,048	0	0	146	2,795,539

Tax Free Bond Fund
Richard Taormina	6	6,626,438	0	0	0	0
Kimberly Bingle	0	0	0	0	49	13,289,707
Michelle Hallam	1	278,605	0	0	138	2,216,364

California Tax Free Bond Fund
David Sivinski	4	4,830,412	0	0	4	62,385
Michelle Hallam	1	339,955	0	0	138	2,216,364

Intermediate Tax Free Bond Fund
Richard Taormina	6	3,092,171	0	0	0	0
David Sivinski	4	1,234,794	0	0	4	62,385
Kevin M. Ellis	3	3,934,037	0	0	146	2,795,539

New York Tax Free Bond Fund
David Sivinski	4	4,635,588	0	0	4	62,385
Kevin M. Ellis	3	7,334,831	0	0	146	2,795,539

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The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2015:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Municipal Income Fund
Jennifer Tabak	0	$0	0	$0	0	$0
David Sivinski	0	0	0	0	0	0

Short-Intermediate Municipal Bond Fund
James Ahn	0	0	0	0	0	0
Kevin M. Ellis	0	0	0	0	0	0

Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0
Michelle Hallam	0	0	0	0	0	0

California Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Michelle Hallam	0	0	0	0	0	0

Intermediate Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0
Kevin M. Ellis	0	0	0	0	0	0

New York Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Kevin M. Ellis	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of February 28, 2015:

Dollar Range of Securities in the Fund
Fund		None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Municipal Income Fund	Jennifer Tabak	X
	David Sivinski	X

Short-Intermediate Municipal Bond Fund	James Ahn	X
	Kevin M. Ellis	X

Tax Free Bond Fund	Richard Taormina	X
	Kimberly Bingle	X
	Michelle Hallam	X

California Tax Free Bond Fund	David Sivinski	X
	Michelle Hallam	X

Intermediate Tax Free Bond Fund	Richard Taormina		X
	David Sivinski	X
	Kevin M. Ellis		X

New York Tax Free Bond Fund	David Sivinski	X
	Kevin M. Ellis	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of the SAI.

Part I - 26

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Municipal Income Fund	$585	$—	$383	$—	$260	$(32)
Short-Intermediate Municipal Bond Fund	—	(1,072)	—	(1,498)	916	(1,436)
Tax Free Bond Fund	386	—	210	(85)	216	(42)
California Tax Free Bond Fund	126	(194)	76	(163)	149	(75)
Intermediate Tax Free Bond Fund	4,474	—	3,718	—	3,108	(12)
New York Tax Free Bond Fund	674	—	489	—	393	—

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2015 (amounts have been rounded to the nearest whole number):

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Municipal Income Fund	$7,138	$417	$0	$287,020
Short-Intermediate Municipal Bond Fund	2,638	6,068	0	249,369
Tax Free Bond Fund	20,064	12,311	744	567,232
California Tax Free Bond Fund	13,730	11,581	0	546,589
Intermediate Tax Free Bond Fund	25,478	14,952	163	1,046,083
New York Tax Free Bond Fund	26,123	7,431	646	1,218,602

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.

The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Municipal Income Fund	$14,358	$4,068	$7,138
Short-Intermediate Municipal Bond Fund	3,070	5,325	2,638
Tax Free Bond Fund	76,392	14,905	20,064
California Tax Free Bond Fund	59,005	11,580	13,730
Intermediate Tax Free Bond Fund	55,823	12,977	25,478
New York Tax Free Bond Fund	105,576	23,027	26,123

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Part I - 27

Distribution Fees

The tables below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

Fund	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid		Waived
Municipal Income Fund
Class A Shares	$224	$—	$182	$—	$165		$—
Class B Shares	6	—	1	—	—	^	—
Class C Shares	203	—	150	—	113		—

Short-Intermediate Municipal Bond Fund
Class A Shares	210	—	151	—	106		—
Class B Shares	1	—	1	—	—	^	—
Class C Shares	297	—	204	—	143		—

Tax Free Bond Fund
Class A Shares	481	—	382	—	367		—
Class B Shares	10	—	7	—	5		—
Class C Shares	382	—	288	—	195		—

California Tax Free Bond Fund
Class A Shares	197	(49)	188	(47)	174		(28)
Class C Shares	542	(39)	450	(32)	372		(17)

Intermediate Tax Free Bond Fund
Class A Shares	707	—	540	—	496		—
Class B Shares	12	—	8	—	8		—
Class C Shares	978	—	700	—	525		—

New York Tax Free Bond Fund
Class A Shares	661	—	555	—	442		—
Class B Shares	11	—	8	—	6		—
Class C Shares	1,290	—	1,044	—	771		—

^	Amount rounds to less than $1,000.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%

Part I - 28

The table below sets forth the fees paid to JPMorgan Chase Bank or JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 2/28/13			Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
Fund	Paid		Waived	Paid		Waived	Paid		Waived
Municipal Income Fund
Class A Shares	$175		($49)	$129		($53)	$116		$(49)
Class B Shares	2		— ^	—		— ^	—	^	— ^
Class C Shares	67		— ^	50		— ^	37		—
Select Class Shares	1,098		(306)	651		(257)	467		(215)

Short-Intermediate Municipal Bond Fund
Class A Shares	210		—	151		—	104		(2)
Class B Shares	—	^	—	—	^	—	—	^	— ^
Class C Shares	99		—	68		—	46		(2)
Select Class Shares	2,229		—	—		(810)	430		(1)
Institutional Class Shares	—		(230)	2,224		—	—		(2,614)

Tax Free Bond Fund
Class A Shares	106		(375)	57		(325)	78		(289)
Class B Shares	3		— ^	3		— ^	2		— ^
Class C Shares	124		(3)	88		(8)	61		(4)
Select Class Shares	275		(234)	187		(210)	185		(163)

California Tax Free Bond Fund
Class A Shares	—		(246)	1		(234)	—		(202)
Class C Shares	—		(194)	—		(161)	—		(130)
Institutional Class Shares	49		—	72		—	110		—
Select Class Shares	220		(146)	82		(55)	41		(31)

Intermediate Tax Free Bond Fund
Class A Shares	254		(453)	188		(352)	151		(345)
Class B Shares	4		— ^	3		— ^	2		— ^
Class C Shares	326		— ^	233		(1)	175		— ^
Institutional Class Shares	872		(99)	1,280		(307)	2,753		(415)
Select Class Shares	6,859		(2,675)	4,579		(1,746)	601		(252)

New York Tax Free Bond Fund
Class A Shares	174		(487)	134		(421)	104		(338)
Class B Shares	4		—	3		— ^	2		—
Class C Shares	430		—	346		(2)	257		—
Institutional Class Shares	35		(19)	56		(39)	88		(57)
Select Class Shares	677		(49)	248		(64)	104		(21)

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 29

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal years:

	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Municipal Income Fund
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Short-Intermediate Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Tax Free Bond Fund
Total Brokerage Commissions	2,265	1,706	1,080
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

California Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Intermediate Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

New York Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 28, 2015, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Funds as follows:

Fund Name	Amount
Municipal Income Fund	$0
Short-Intermediate Municipal Bond Fund	0
Tax Free Bond Fund	0
California Tax Free Bond Fund	0
Intermediate Tax Free Bond Fund	0
New York Tax Free Bond Fund	0

Securities of Regular Broker-Dealers

As of February 28, 2015, the Funds did not own securities of their regular broker-dealers.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 28, 2015, JPMIM and SCR&M paid approximately $150,670,440 and $14,049, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 30

Finder’s Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds or who sell $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With respect to sales of Class A Shares of the Short-Intermediate Municipal Bond Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$500,000 – $3,999,999*	0.75%
$4,000,000 – $9,999,999	0.50%
$10,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $500,000 or more but the amount of the sale applicable to the Short Intermediate Municipal Bond Fund is less than $500,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Short-Intermediate Municipal Bond Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of Class A Shares of the other Municipal Bond Funds, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund (other than Class A Shares of the Short-Intermediate Municipal Bond Fund) is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Short-Intermediate Municipal Bond Fund). The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans.

If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Distributor

During the fiscal year ended February 28, 2015, JPMDS paid approximately $19,114,962 in finder’s fees.

TAX MATTERS

The Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or

Part I - 31

the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

California Taxes. In general, as long as the California Tax Free Bond Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code of 1986, as amended (the “Code”), it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are reported by the Fund as such exempt-interest dividends in written statements furnished to shareholders. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible under California personal income tax law.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate franchise tax and may not be exempt from California corporate income tax.

California has an alternative minimum tax (“AMT”) similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

New York Taxes. Distributions received from the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico or the U.S. Virgin Islands), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, generally are exempt from New York State and New York City personal income tax as well as from the New York City unincorporated business tax (but not the New York State corporation franchise tax or New York City general corporation tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and other distributions (aside from exempt-interest dividends derived from New York Tax-Exempt Bonds) generally are not exempt from New York State and City taxes. For New York State and City tax purposes, distributions of net long-term capital gain will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, also generally are included in a corporation’s net investment income for purposes of calculating such corporation’s obligations under the New York State corporate franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. To the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT for individuals, which excluded tax-exempt interest as an item of tax preference, has been eliminated for tax years beginning on or

Part I - 32

after January 1, 2014. Interest incurred to buy or carry shares of the Fund generally is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about New York and other state and local tax consequences of the investment in the Fund.

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the 2010 Act, net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011 be used before any prior net capital losses.

For federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 28, 2015 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund		Capital Loss Carryforward	Expiration Date
Short-Intermediate Municipal Bond Fund		$1,636	2/29/2016
		969	2/28/2017
		647	2/28/2018

	Total	$3,252

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. — Standard & Poor’s	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Private Bank	Quarterly	30 days after month end

Tax Free Bond Fund
ManagersInvest	Quarterly	30 days after month end

Intermediate Tax Free Bond Fund
ManagersInvest	Quarterly	30 days after month end
Morgan Stanley Smith Barney	Quarterly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December  31, 2014, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders

As of May 31, 2015, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

Part I - 33

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 28, 2015 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 34

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons would have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Name of the Fund and Share Class	Owner and Address	Percentage Held
JPMORGAN MUNICIPAL INCOME FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.54%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	61.39%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.12%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.33%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.16%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	55.58%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.55%

Part I - 35

Name of the Fund and Share Class	Owner and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.04%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	84.45%
JPMORGAN SHORT-INTERMED MUNICIPAL BOND FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.01%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	46.44%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.59%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	15.51%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.22%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.71%

Part I - 36

Name of the Fund and Share Class	Owner and Address	Percentage Held

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.77%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.85%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	21.97%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.98%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	18.00%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	80.89%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.65%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.89%

Part I - 37

Name of the Fund and Share Class	Owner and Address	Percentage Held

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	76.16%
JPMORGAN TAX FREE BOND FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.65%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	45.93%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.56%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.13%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.66%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	65.46%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	44.96%

Part I - 38

Name of the Fund and Share Class	Owner and Address	Percentage Held

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	15.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	18.62%
JPMORGAN CALIFORNIA TAX FREE BOND FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.66%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	12.84%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.90%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	55.26%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.97%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.14%

Part I - 39

Name of the Fund and Share Class	Owner and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO ATTN MUTUAL FUND OPS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6.18%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.15%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.99%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	40.85%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.10%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.07%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.07%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	39.87%

Part I - 40

Name of the Fund and Share Class	Owner and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.38%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.95%
JPMORGAN INTERMEDIATE TAX FREE BOND FUND
CLASS A SHARES	ASSETMARK TRUST CO FBO ASSETMARK INC & MUTUAL CLIENTS & FBO OTHER CUST CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	18.00%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	39.54%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.28%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.84%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	10.39%

Part I - 41

Name of the Fund and Share Class	Owner and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.18%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.19%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.40%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	69.54%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.74%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.64%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	40.46%

Part I - 42

Name of the Fund and Share Class	Owner and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	19.42%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.29%
JPMORGAN NEW YORK TAX FREE BOND FUND
CLASS A SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.32%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	54.67%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.55%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.03%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.70%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.25%

Part I - 43

Name of the Fund and Share Class	Owner and Address	Percentage Held

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.68%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	38.59%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.04%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.79%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.12%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.70%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	46.72%

Part I - 44

Name of the Fund and Share Class	Owner and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.29%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.44%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.47%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 45

J.P. Morgan Municipal Bond Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST II (“JPMT II”)

Fund Name	A	C	Select
JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund” or the “Fund”)	ONOHX	JOMCX	HLOMX

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Fund dated July 1, 2015, as supplemented from time to time (“Prospectus”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Reports relating to the Fund, dated February 28, 2015 (collectively, “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 460 Polaris Parkway, Westerville, OH 43082.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other J.P. Morgan Funds.

For more information about the Fund or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-MB-516

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Fund

The Fund is a series of JPMorgan Trust II (“JPMT II”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The Fund was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

Fund Names. Prior to February 19, 2005, the Fund had the following name listed below corresponding to its current name:

Former One Group Name	Current Name
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund

Share Classes

Shares in the Fund of the Trust are generally offered in multiple classes. The Board of Trustees JPMT II has authorized the issuance and sale of the following share classes of the Fund:

Fund	Class A*	Class C	Select Class
Ohio Municipal Bond Fund	X	X	X

*	Effective June 19, 2015, Class B Shares of the Fund were automatically converted into Class A Shares.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suit their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to the Fund and other series representing separate investment funds or portfolios of JPMorgan Trust I (“JPMT I”), JPMT II, JPMorgan Trust III (“JPMT III”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Fund, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Fund is advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”) and JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 1

INVESTMENT POLICIES

The following investment policies have been adopted by the Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Policies.

The Fund may not:

1.	Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

2.	Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

Part I - 2

3.	Purchase securities on margin or sell securities short except, in the case of the Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities.

4.	Underwrite the securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

5.	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

6.	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded).

7.	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8.	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

9.	Issue senior securities except with respect to any permissible borrowings.

10.	Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Policies. The following investment policies are not fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

The Fund will not:

1.	Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

2.	Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

3.	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 3

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Instrument	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swap (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Demand Features

Part I - 4

Instrument	Part II Section Reference
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100s.	Investment Company Securities and Exchange Traded Funds
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Loans
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements

Part I - 5

Instrument	Part II Section Reference
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 6

Instrument	Part II Section Reference
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

The following information is a summary of special factors that may affect the Fund invested in municipal securities from the State of Ohio, and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below. Information provided herein may not be current and is subject to change rapidly, substantially and without notice.

The value of the shares of the Fund discussed in this section may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

Further, downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. The perceived increased likelihood of default among municipal issuers resulted in constrained liquidity, increased price volatility and credit downgrades of municipal issuers. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of the Fund’s municipal securities.

Ohio Municipal Securities

As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. Given that the Ohio Municipal Bond Fund is invested primarily in Ohio Municipal Securities, the Fund is subject to risks relating to the economy of the state of Ohio (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. The services sector has become a significant source of employment in the State. The manufacturing sector, despite its downward trend since its peak in 1969, continues to be a significant source of employment in the State, along with the trade, transportation and public utilities sector, the finance and insurance sector, the government sector, and the leisure and hospitality sector. As a result, economic problems or factors that negatively impact any of these sectors may have a negative effect on the value of Ohio Municipal Securities.

Ohio is continuing to experience financial difficulties stemming from the recession that began in December 2007. In January 2010, the State’s unemployment rate was at 11.0%. Since then the State’s unemployment rate has fallen, with the February 2015 unemployment rate at 5.1%.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, Ohio faced a severe erosion of its tax base in the past and has only recently approached pre-recession levels. Ohio’s total tax receipts for fiscal year 2010 were significantly less than the total tax receipts for fiscal year 2008, but have since

Part I - 7

recovered. They are projected to increase at modest rates in fiscal years 2015 and 2016. Such increases in revenue remain modest and uncertain and could be significantly reduced if economic conditions worsen.

This erosion in the tax base caused the State to face a projected budget gap of $733 million in the 2008-2009 biennium. However, significant spending cuts, coupled with increased revenues and continued economic improvement, have helped to prevent subsequent budget gaps from occurring. Although the State has experienced significant improvements in its financial condition, there remain a number of risks and pressures that threaten the State’s budget. For example, revenues may fall short of projections due to recent mandatory reductions in federal spending or due to lower than expected tax receipts, and a potential slowdown in the State’s economic recovery, among other things.

There can be no assurances that the State will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Moreover, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration of the State’s financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of the Fund.

In addition, the pension plans managed by the State’s public pension systems are currently underfunded. The State may have insufficient assets on hand necessary to meet its long-term pension obligations for state and local government employees and teachers and may therefore be confronted with a large combined total unfunded actuarial accrued liability. The unfunded liability could impose difficulties in balancing the State’s budget in the future or in allowing the State to meet its obligations.

There can be no assurance that any issuer of an Ohio Municipal Security will make full or timely payments of principal or interest or remain solvent. It should also be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) developments with respect to the national economy as a whole, (ii) developments with respect to the service, manufacturing, trade, transportation and public utilities, finance and insurance, government, and leisure and hospitality sectors of the economy; (iii) U.S. fiscal and economic policies, including fiscal stimulus efforts in general and the amount of federal aid to the State; and (iv) actions taken by the Federal government, including audits, disallowances and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget and could result in declines, possibly severe, in the value of the State’s outstanding obligations. These factors may also lead to an increase in the State’s future borrowing costs and could impair the State’s ability to make timely payments of interest and principal on its obligations. These factors may also impact the ability of Ohio’s municipal issuers to issue new debt or service their outstanding obligations.

2016-17 Biennium Budget. Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The fiscal biennium for the 2016-2017 Biennium Budget begins July 1, 2015 and ends June 30, 2017. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

On February 2, 2015, the Governor submitted his Executive Budget for the 2016-17 biennium (the “Executive Budget”) to the Ohio General Assembly. The Executive Budget estimates that revenues from the State’s General Fund (as used in this section, “General Fund”) would be $22.7 billion in fiscal year 2016 and $23.8 billion in fiscal year 2017. The majority of revenues listed in the Executive Budget are derived from sales and use taxes (approximately 52%) and individual income taxes (approximately 28%). The Executive Budget estimates General Fund appropriations of $22.7 billion and $23.6 billion in fiscal years 2016 and 2017, respectively. The majority of appropriations are intended for primary and secondary education (approximately 34%), Medicaid (approximately 27%), Higher Education (approximately 11%), and the justice and public protection system (approximately 9%). The State had a budget surplus in fiscal years 2011-2013 and expects another surplus in fiscal year 2015, which will be invested in the State’s Budget Stabilization Fund (“BSF”). In the past two decades, the State has occasionally been required to use the BSF to offset declines in revenue growth and large increases in certain expenditures. In the

Part I - 8

future, the BSF may be insufficient to meet future declines in revenue growth or increases in expenditures. In addition, the State has implemented significant tax cuts in past years, which may, if continued, make it difficult to raise sufficient revenue in the future to meet the State’s expenditures.

Constitutional Limitations on Taxes. Since 1934, the State Constitution has limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation.

The State Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the State General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election. The State Constitution expressly provides that the General Assembly has no power to pass laws impairing the obligation of contracts.

State Debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The State Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation, subject to limited exceptions. The State Constitution provides that “Except the debts above specified […] no debt whatever shall hereafter be created by, or on behalf of the state.”

By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the General Fund or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated General Fund revenues (excluding General Fund receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the fiscal year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State’s General Fund, but exclude (i) general obligation debt for certain research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-General Fund funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the Office of Budget and Management Director as the State official responsible for making the 5% determinations and certifications. Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the

Part I - 9

banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

Downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because the Fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce the Fund’s returns.

Litigation. The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Bond Ratings. As of April 28, 2015, Ohio’s general obligation debt was assigned a rating of Aa1 by Moody’s and AA+ by both S&P and Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities and authorities.

QUALITY DESCRIPTION

Municipal securities that are bonds must be rated as investment grade. JPMIM will look at a security’s rating at the time of investment. If the securities are unrated, JPMIM must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMIM will consider such an event in determining whether the Fund should continue to hold the security.

Short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Commercial Paper

The Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. For a more complete discussion, see the “Commercial Paper” section in Part II of this SAI.

Part I - 10

Limitations on the use of Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the adviser to be of comparable quality.

Limitations on the Use of Municipal Securities

The Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Fund may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

The Fund may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

DIVERSIFICATION

JPMT II is a registered management investment company and the Fund is a diversified series of JPMT II. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

The table below sets forth the Fund’s portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Ohio Municipal Bond Fund	3%	3%

Part I - 11

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended February 28, 2015:

Committee	Fiscal Year Ended 2/28/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	8
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	6

For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2014, in the Fund and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Ohio Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

(1)	A Family of Investment Companies means two or more registered investment companies that (i) share the same investment adviser or principal underwriter and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2014, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Part I - 12

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group is being performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Trustee aggregate compensation paid by the Fund and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

Aggregate Trustee Compensation Paid by the Fund

Name of Trustee	Ohio Municipal Bond Fund	Total Compensation Paid from Fund Complex(1)
Independent Trustees
John F. Finn	$122	$365,000	(2)
Dr. Matthew Goldstein	181	540,000
Robert J. Higgins	114	340,000	(3)
Frankie D. Hughes	105	315,000
Peter C. Marshall	131	390,000	(4)
Mary E. Martinez	105	315,000
Marilyn McCoy	122	365,000
Mitchell M. Merin	122	365,000
William G. Morton, Jr.	105	315,000
Dr. Robert A. Oden, Jr.	106	315,000	(5)
Marian U. Pardo	105	315,000
Frederick W. Ruebeck	122	365,000	(6)
James J. Schonbachler	122	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

Part I - 13

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the Fund to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Ohio Municipal Bond Fund	$738	$(11)	$635	$(5)	$375	$(124)

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts managed by each portfolio manager as of February 28, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ohio Municipal Bond Fund
David Sivinski	4	$4,960,635	0	$0	4	$62,385
Jennifer Tabak	3	860,637	0	0	0	0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2015:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ohio Municipal Bond Fund
David Sivinski	0	$0	0	$0	0	$0
Jennifer Tabak	0	0	0	0	0	0

Portfolio Managers — Ownership of Securities

The following table indicates the Fund the dollar range of securities of the Fund beneficially owned by each portfolio manager, as of February 28, 2015:

Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ohio Municipal Bond Fund
David Sivinski					X
Jennifer Tabak	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of the SAI.

Part I - 14

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Fund to J.P. Morgan Investment Management Inc.1 (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14				Fiscal Year Ended 2/28/15
Fund	Paid	Waived	Paid	Waived			Paid	Waived
Ohio Municipal Bond Fund	$215	$—	$179	$	(—	^)	$137	$—

^	Amount rounds to less than $1,000.
[1]	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2015 (amounts have been rounded to the nearest whole number):

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Ohio Municipal Bond Fund	$3,581	$8,032	$0	$355,371

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.

The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Fund with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Ohio Municipal Bond Fund	$15,610	$4,789	$3,581

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The tables below sets forth the Rule 12b-1 fees that the Fund paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Ohio Municipal Bond Fund
Class A Shares	$227	$—	$189	$—	$142	$—
Class B Shares	13	—	6	—	4	—
Class C Shares	409	—	304	—	209	—

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, the Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%

Part I - 15

The table below sets forth the fees paid to JPMorgan Chase Bank or JPMDS (the amounts waived are in parentheses) for the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 2/28/13			Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Fund	Paid	Waived		Paid	Waived	Paid	Waived
Ohio Municipal Bond Fund
Class A Shares	$146	($81)		$111	$78	$73	$(69)
Class B Shares	4	—	^	2	— ^	1	— ^
Class C Shares	136	—	^	100	(1)	70	—
Select Class Shares	164	(92)		138	(103)	107	(96)

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Fund paid the following brokerage commissions for the indicated fiscal years:

	Fiscal Year Ended 2/28/13	Fiscal Year Ended 2/28/14	Fiscal Year Ended 2/28/15
Ohio Municipal Bond Fund
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended February 28, 2015, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Fund as follows:

Fund Name	Amount
Ohio Municipal Bond Fund	$0

Securities of Regular Broker-Dealers

As of February 28, 2015, the Fund did not own securities of its regular broker-dealers.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 28, 2015, JPMIM and SCR&M paid approximately $150,670,440 and $14,049, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds or $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively “Qualifying Funds”) may receive finder’s fees.

Part I - 16

With respect to sales of the Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans.

If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Distributor

During the fiscal year ended February 28, 2015, JPMDS paid approximately $19,114,962 in finder’s fees.

TAX MATTERS

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends for Ohio.

Ohio Taxes. Distributions from the Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Shareholders that are subject to the Ohio commercial activity tax may exclude such distributions from their taxable gross receipts for purposes of such tax. Shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base. Please note that the corporation franchise tax has been repealed for tax year 2014 and thereafter.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the gross receipts base of the Ohio commercial activity tax or the net income base of the

Part I - 17

Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the gross receipts base of the Ohio commercial activity tax or the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Fund after February 28, 2011 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the 2010 Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after February 28, 2011 be used before any prior net capital losses.

For federal income tax purposes, the Fund had no capital loss carryforwards for the fiscal year ended February 28, 2015.

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Fund’s portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. — Standard & Poor’s	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Private Bank	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December  31, 2014, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.

Principal Holders

As of May 31, 2015, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended February 28, 2015 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 18

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons would have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Share Class	Owner and Address	Percentage Held
JPMORGAN OHIO MUNICIPAL BOND FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	76.14%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.12%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	76.07%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.35%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.00%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	40.32%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.81%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 19

J.P. Morgan Money Market Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

July 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST I (“JPMT I”)

Fund Name	JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)	JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)	JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”)	JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)	JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)	JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)
Capital	CJPXX	JFCXX*	CJTXX
Institutional Class	JINXX	JFMXX	JTSXX	JTFXX
Agency	VMIXX	VFIXX	VPIXX	VTIXX
Premier	VPMXX	VFPXX	VHPXX	VXPXX	JCRXX	JNPXX
Investor	JPIXX
Morgan	VMVXX	VFVXX	HTSXX	VTMXX	VCAXX	VNYXX
Reserve	JRVXX	JFRXX	RJTXX	RTJXX	JCPXX	JNYXX
Class C	JXCXX
Cash Management	JCMXX
Service	JPSXX		JTVXX		JCVXX	JNVXX
Direct	JMDXX			JTDXX
E*TRADE Class					JCEXX	JNEXX
Eagle Class	JPEXX			JTEXX
IM Shares	JIMXX

SAI-MMKT-516

JPMORGAN TRUST II (“JPMT II”)

Fund Name	JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”)	JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)	JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”)	JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”)
Capital	CJLXX	OGVXX	JTCXX*
Institutional Class	IJLXX	IJGXX	IJTXX	IJMXX
Agency	AJLXX	OGAXX	AJTXX	JMAXX
Premier	PJLXX	OGSXX	PJTXX	HTOXX
Investor	HLPXX	JGMXX	HGOXX
Morgan	MJLXX	MJGXX	MJTXX	MJMXX
Reserve	HPIXX	RJGXX	HTIXX	OGIXX
Class C	OPCXX		OTCXX
Service	OPSXX	SJGXX	JPVXX	SJMXX
Direct		JGDXX	JUDXX
E*TRADE Class	JLEXX			JMEXX
Eagle Class		JJGXX	JRTXX
IM Shares		MGMXX	MJPXX

*	The share class currently is not offered to the general public.
**	The share class does not have an exchange ticker symbol because it currently is not offered to the general public.

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2015, as supplemented from time to time (collectively, the “Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated February 28, 2015, included in the annual Shareholder Reports relating to the Funds (the “Financial Statements”).

The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, Ohio, 43082.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares and Class C Shares:	Agency Shares, Capital Shares, Cash Management,
IM Shares, Institutional Class Shares, Investor
Shares, Premier Shares, Reserve Shares, Service
Shares, Direct Shares, Eagle Class Shares and
E*TRADE Class Shares:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 1-800-480-4111	J.P. Morgan Institutional Funds Service Center 500 Stanton Christiana Road, 3-OPS3 Newark, DE 19713 1-800-766-7722

PART I

PRINCIPAL SHAREHOLDERS	Attachment I-A

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMT I Historical Information

JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT I, is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds operated as a series of J.P. Morgan Mutual Fund Trust (“JPMMFT” or the “Predecessor JPM Trust”) prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor JPMorgan Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which are a series of JPMT II were formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985 (“Predecessor OG Funds”). At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds and the Predecessor OG Funds (collectively the “Predecessor Funds”).

J.P. Morgan Funds. After the close of business on February 18, 2005, certain Predecessor JPMorgan Funds and Predecessor OG Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds:

Target Funds	Surviving Funds
One Group Treasury Only Money Market Fund	JPMorgan 100% U.S Treasury Securities Money Market Fund
One Group U.S. Government Securities Money Market Fund; JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund now known as JPMorgan U.S. Government Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now known as JPMorgan Liquid Assets Money Market Fund
JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund now known as JPMorgan U.S. Treasury Plus Money Market Fund

Fund Names. Prior to February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

Former Name	Current Name
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Money Market Fund

Part I - 1

Effective September 10, 2001, the Board of Trustees of JPMMFT approved the re-naming of the following Funds:

Current Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

Effective May 1, 2003, the Predecessor JPM Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Share Classes

The Board of Trustees of JPMT I and JPMT II has authorized the issuance and sale of the following share classes of the Funds:

Fund	Capital		Institutional Class	Agency		Premier		Investor		Morgan		Reserve		Class C	Cash Management	Service	Direct		E*Trade Class		Eagle Class		IM Shares
Prime Money Market Fund	X		X	X		X		X	[1]	X	[9]	X		X	X	X	X	[6]			X	[7]	X	[8]
Liquid Assets Money Market Fund	X		X	X		X		X	[1]	X	[9]	X	[2]	X		X			X	[5]
U.S. Government Money Market Fund	X	[3]	X	X	[3]	X	[3]	X	[1]	X		X	[2]			X	X	[6]	X	[5]	X	[7]	X	[8]
U.S. Treasury Plus Money Market Fund	X		X	X		X		X	[1]	X	[9]	X	[2]	X		X	X	[6]			X	[7]	X	[8]
Federal Money Market Fund	X		X	X		X				X		X
100% U.S. Treasury Securities Money Market Fund	X		X	X		X				X		X				X
Tax Free Money Market Fund			X	X		X				X		X					X	[6]			X	[7]
Municipal Money Market Fund			X	X		X	[4]			X		X	[2]			X			X	[5]
California Municipal Money Market Fund						X				X		X				X			X	[5]
New York Municipal Money Market Fund						X				X		X				X			X	[5]

1	Effective February 19, 2005, Class I Shares of these Funds were redesignated Investor Shares.
2	Effective February 19, 2005, Class A Shares of these Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of February 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.
3	Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Fund were redesignated Capital Shares, Agency Shares, and Premier Shares, respectively.
4	Effective February 19, 2005, Class I Shares of these Funds were redesignated Premier Shares.
5	E*TRADE Class Shares are available only to clients of E*TRADE Securities, LLC.
6	Direct Shares are available only to clients of SVB Asset Management.
7	Eagle Class Shares are available only to clients of Eagle Asset Management and its affiliates.
8	IM Shares of the Fund may only be purchased by investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the 1940 Act) and/or their wholly-owned subsidiaries (collectively, funds), through a Treasury and Security Services account held with an administered by JPMorgan Chase Bank, N.A.
9	Effective June 19, 2015, Class B Shares of these Funds were automatically converted to Morgan Shares.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

Part I - 2

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMorgan Trust III (“JPMT III”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “J.P. Morgan Fund”, and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investment Inc. (“JPMPI”) or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including the investment objectives of the JPMT I Funds) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restriction on borrowings set forth in the fundamental investment policies (1) for Funds that are a series of JPMT I and (6) for Funds that are a series of JPMT II below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policies (1) for Funds that are a series of JPMT I and (6) for Funds that are a series of JPMT II, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be

Part I - 3

considered engaged in a different industry, an Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Investment Policies of Funds that Are Series of JPMT I

Fundamental Investment Policies.

(1)   Each Fund may not borrow money, except to the extent permitted by applicable law;

(2)   Each Fund may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

(3)   Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

(4)   Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5)   Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)   Each Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(7)   Each Fund may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security;

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (2) above, loan participators are considered to be debt instruments.

For purposes of investment policy (5) above, real estate includes real estate limited partnerships. For purposes of investment policy (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3) above.

For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)   The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Part I - 4

(2)   The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)   The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Non-Fundamental Investment Policies.

(1)   Each Fund may not, with respect to 75% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)   Each Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)   Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)   Each Fund may not invest more than 5% of its total assets in illiquid securities.

(5)   Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)   Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(7)   Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of each JPMT I Fund is non-fundamental.

For purposes of the Funds’ investment policies, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal.

Investment Policies of Funds that are Series of JPMT II

Fundamental Investment Policies

Each of the Funds may not:

(1)   Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)   Purchase securities on margin or sell securities short.

(3)   Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

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(4)   Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)   Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

(6)   Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)   Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(8)   Issue senior securities except with respect to any permissible borrowings.

(9)   Purchase or sell real estate (however, the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each of the Funds other than the U.S. Government Money Market Fund may not:

(1)   Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities or municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

(2)   Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund will be invested in Municipal Securities. As a result, the following fundamental policies apply to each of the Municipal Funds:

(1)   The Municipal Money Market Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

(2)   The Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

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Except as a temporary defensive measure, the U.S. Treasury Plus Money Market Fund may not:

(1)   Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

(1)   Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

(2)   Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)   Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

(1)   Buy state, municipal, or private activity bonds.

The investment objective of each JPMT II Fund is fundamental.

Non-Fundamental Investment Policies

The following policy applies to each of the Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

No Fund may:

(1)   Invest in illiquid securities in an amount exceeding, in the aggregate, 5% of the Fund’s total assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)   Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as its shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund will: (i) limit its investments in other investment companies to no more than 10% of the Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

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INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Prime Money Market Fund	1
Liquid Assets Money Market Fund	2
U.S. Government Money Market Fund	3
U.S. Treasury Plus Money Market Fund	4
Federal Money Market Fund	5
100% U.S. Treasury Securities Money Market Fund	6
Tax Free Money Market Fund	7
Municipal Money Market Fund	8
California Municipal Money Market Fund	9
New York Municipal Money Market Fund	10

Instrument	Fund Code	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	1, 2, 7-10	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1, 2, 7-10	Bank Obligations
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 7-10	Commercial Paper
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1, 2	Debt Instruments
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1-4, 7-10	Demand Features
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.	1, 2, 7-10	Debt Instruments
Foreign Investments: Commercial paper of foreign issuers and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2, 7-10	Foreign Investments (including Foreign Currencies)

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Instrument	Fund Code	Part II Section Reference
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-10	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-3, 5, 7-10	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	7-10	Loans
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.	1-3, 5, 7-10	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2, 7-10	Municipal Securities
Participation Certificates: Certificates representing an interest in a pool of funds or in other instruments, such as a mortgage pool.	1, 2, 7-10	Additional Information on the Use of Participation Certificates in Part I of the SAI
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1, 2, 7-10	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-10	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-10	Reverse Repurchase Agreements
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 7-10	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investments (including Foreign Currencies)

Part I - 9

Instrument	Fund Code	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-3, 5, 7-10	Structured Investments
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1, 2, 7-10	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may hold cash or deviate from its investment strategy.	1-10	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1, 2, 7-10	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and Real Estate Mortgage Investment Conduits (“REMICs”).	1-3, 5, 7-10	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1-10	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-10	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-10	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 10

Instrument	Fund Code	Part II Section Reference
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-10	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Additional U.S. Government Obligations

The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Limitations on the Use of Municipal Securities

Some of the JPMT I Funds may invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals and airports, provided, however, that each Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

Limitations on the Use of Stand-By Commitments

Not more than 10% of the total assets of a JPMT I Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer. A JPMT II Money Market Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

Additional Information on the Use of Participation Certificates

The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below.

Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Part I - 11

Limitations on the Use of Repurchase Agreements

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act (except that 5b-3(c)(1)(iv)(C) shall not apply), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Further, in accordance with the provisions of Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty. The Adviser may consider the collateral received and any applicable guarantees in making its creditworthiness determination. In addition, the Liquid Assets Money Market Fund and Prime Money Market Fund may engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities, including securities that are rated below investment grade by the requisite nationally recognized statistical rating organizations (“NRSROs”) or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining compliance with the diversification requirements of the 1940 Act.

Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Additional Information on the Use of Synthetic Floating or Variable Rate Instruments

A synthetic floating or variable rate security, also known as a tender option bond, is issued after long-term bonds are purchased in the secondary market and then deposited into a trust. Custodial receipts are issued to investors, such as a Fund, evidencing ownership interests in the bond deposited in a custody or trust arrangement. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long-term bond and the rate on the short-term floating or variable rate security.

Limitations on the Use of When-Issued Securities and Forward Commitments

No Fund intends to purchase “when-issued’ securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of JPMIM to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its total assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a JPMT II Fund’s total assets.

Additional Information Regarding State Municipal Securities

The following information is a summary of special factors that may affect any Fund invested in municipal securities from the States of California and New York and is derived from public official documents relating to securities offerings of state issuers, which generally are available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in the municipal securities discussed below. Information provided herein may not be current and is subject to change rapidly, substantially and without notice.

The value of the shares of the Funds discussed in this section may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

Further, downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. The perceived increased likelihood of default among municipal issuers resulted in constrained liquidity, increased price volatility and credit downgrades of municipal issuers. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs,

Part I - 12

all of which could reduce the ability of certain municipal issuers to repay their obligations. Certain municipal issuers have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s municipal securities.

Additional Information Regarding California Municipal Securities

As used in this SAI, “municipal securities” refers to municipal securities, the interest of which is exempt from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Risk Factors Affecting California Municipal Securities. Given that the California Tax Free Bond Fund is invested primarily in California Municipal Securities, the Fund is subject to risks relating to the economy of the state of California (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California Municipal Securities.

California is continuing to recover from the financial difficulties it suffered during the recent recession. California’s labor market deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering its worst losses on record. Between January 2008 and November 2009, the State lost approximately 1.1 million non-farm jobs. Beginning in 2010, the State experienced a modest rise in employment, which accelerated in 2012 and continued through 2014. From November 2009 through February 2015, the State recovered nearly 1.7 million jobs, helping to reduce the State’s unemployment rate from 12.2% in October 2010 to 6.7% in February 2015.

Because of high unemployment, decreased spending and other factors resulting from a weak economy, California faced a severe erosion of its tax base between 2008 and 2011. This erosion caused the State to face projected budget gaps of approximately $24.3 billion in fiscal year 2009, $60 billion in fiscal year 2010, and $20 billion in fiscal year 2011. However, significant spending cuts, coupled with increased revenues and continued economic improvement in recent years, have helped to close subsequent budget gaps. As part of achieving balanced budgets, the State enacted and maintained significant reductions in spending in the budgets of the past three fiscal years, and voters approved Proposition 30 in 2012, which provides for increased revenues. In addition, Proposition 2 was approved by voters in November 2014 and directs specified revenues to be applied towards the state’s rainy day fund and towards paying down specified debts. As of January 9, 2015, the State’s budget was projected to remain balanced at least until fiscal year 2019. Although the State has experienced some improvements in its financial condition, there remain a number of serious risks and pressures that threaten the State’s budget. For example, the State may incur significant costs related to the billions of dollars of obligations (the “wall of debt”) that had to be deferred in prior years to balance budgets. The elimination of such debt will impose a financial strain on upcoming budgets and it may be more difficult and take longer than expected to pay down the “wall of debt.” Furthermore, revenues may fall short of projections due to recent mandatory reductions in federal spending and a potential slowdown in the State’s economic recovery, among other things. In addition, the State’s revenues (particularly those related to personal income taxes) can be volatile and correlate to overall economic conditions.

Accordingly, there can be no assurances that the State will not continue to face fiscal stress or that such circumstances will not become more difficult in the future. Moreover, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of a Fund.

In addition, the pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, sustained significant investment losses during the economic downturn and face unfunded actuarial liabilities that will require increased contributions from the State’s General Fund (as used in this section, “General Fund”) in future years. The State also

Part I - 13

has significant unfunded liability relating to retirees’ post-employment healthcare benefits. As of June 30, 2014, the Board of the California State Teachers’ Retirement System (“CalSTRS”) had an unfunded accrued liability of $72.7 billion, a decrease of $1.0 billion from its June 30, 2013 valuation.

There can be no assurance that any issuer of a California Municipal Security will make full or timely payments of principal or interest or remain solvent. However, it should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the receipt of revenues below projections; (iii) a delay in or an inability of the State to implement budget solutions as a result of current or future litigation; (iv) an inability to implement all planned expenditure reductions; (v) extreme weather events, drought or earthquakes; and (vi) actions taken by the federal government, including audits, disallowances, and changes in aid levels.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget and could result in declines, possibly severe, in the value of the State’s outstanding obligations. These factors may also lead to an increase in the State’s future borrowing costs and could impair the State’s ability to make timely payments of interest and principal on its obligations. These factors may also impact the ability of California’s municipal issuers to issue new debt or service their outstanding obligations.

In addition, the State is subject to episodic water shortages owing to drought conditions. At the beginning of 2014, the Governor announced a state of emergency as a result of severe drought conditions in the State. After three years of lower precipitation than usual, the drought’s effects in 2014 have only been able to be offset by temporary measures in 2014. At the beginning of 2014, the Governor announced a state of emergency as a result of severe drought conditions in the State. As of the end of January 2015, more than three-quarters of California was still classified as experiencing extreme or exceptional drought conditions. The State Water Resources Control Board and the Governor have taken significant steps to deal with the drought, which may require the use of significant funding from the State’s budget in the future.

Moreover, the State is within a region subject to major seismic activity and has experienced major earthquakes in the past that caused significant damages. Although the federal government has provided aid in the aftermath of previous major earthquakes, there is no guarantee that it will do so in the future. An obligation in a Fund could be impacted by interruption in revenues as a result of damages caused by earthquakes or as a result of income tax deductions for casualty losses or property tax assessment reductions.

Budget for Fiscal Year 2015. On June 20, 2014, the Governor signed the 2015 Budget Act, which provided a multi-year General Fund plan that was balanced, established a rainy day fund, addressed certain unfunded liabilities, and continued to pay down budgetary debt from previous years. The 2015 Budget Act left a projected reserve of approximately $1.4 billion at the end of fiscal year 2015.

When the 2015 Budget Act was enacted, it projected total General Fund revenues and transfers of $105.5 billion for fiscal year 2015 (an increase of $8.4 billion from the prior fiscal year), which includes estimated personal income tax receipts of $70.2 billion, sales tax receipts of $23.8 billion and corporate tax receipts of $8.4 billion. General Fund expenditures for fiscal year 2015 were projected to be $111.7 billion, which constitutes an increase of $15.4 billion compared to estimates for fiscal year 2014. The Proposed Budget contains initiatives to fund State education programs. As part of these initiatives, the Proposed Budget includes General Fund funding of $44.5 billion for K-14 education, $12.6 billion for higher education, $29.7 billion for health and human services expenditures, as well as $9.6 billion for prisons. The Proposed Budget also proposes interest payments of $219 million on outstanding loans from the federal unemployment account, which is projected to be $8.8 billion at the end of calendar year 2015. The Proposed Budget also sets forth a plan of contributing to CalSTRS, which is expected to amount to payments of more than $5 billion annually in total funds, of which approximately $900 million will be from the General Fund when the rates are fully phased in for all parties by fiscal year 2021.

Proposed Budget for Fiscal Year 2016. On January 9, 2015, the Governor proposed a budget for fiscal year 2016 (“Proposed Budget”). The Proposed Budget estimates that the General Fund will receive $113.4 billion in revenues and transfers, which would represent a 4.9% increase from revised fiscal year 2015 estimates. Against

Part I - 14

these revenues, the Proposed Budget calls for approximately $113.3 billion in General Fund expenditures, which would be an increase of approximately 1.4% from revised fiscal year 2015 estimates.

The Proposed Budget contains initiatives to fund State education programs. As part of these initiatives, the Proposed Budget includes General Fund funding of $47.0 billion (an increase of $1.9 billion) for K-14 education, $14.1 billion (an increase of $1.7 billion) for higher education, $31.9 billion for health and human services expenditures, as well as $10.2 billion for prisons.

LAO Report. On January 13, 2015, the Legislative Analyst’s Office (“LAO”), a nonpartisan fiscal and policy advisor to the State, released its analysis of the Proposed Budget (“LAO Report”). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues and expenditures. The LAO Report commends the Governor for his focus on fiscal discipline, paying off portions of the State’s accumulated debts in recent years, and for planning to pay off the State government’s large unaddressed liabilities. However, the LAO Report notes that the budget remains vulnerable to downturns that may re-emerge with little warning.

Some of the concerns that the LAO Report highlighted focused on the vulnerability of the State’s finances to sudden tax revenue declines that may return with little warning. The LAO Reports noted that the State’s array of complex budget formulas could complicate budget planning and could exacerbate the vulnerability in some scenarios. The LAO Report also noted that additional General Fund revenues are likely to almost all go to schools and community colleges, thereby not benefiting the state’s financial bottom line and presenting a potential challenge for future state budgets and for the State to meet its unfunded liabilities. The LAO Report also noted that total budget reserves may be insufficient for potential budgetary shortfalls that could reemerge with little warning.

On May 7, 2014, the LAO released a report on the State’s key liabilities (the “LAO Liabilities Report”) in which it estimated that the State’s total liabilities amounted to $340 billion, of which $200 billion were, in part, not being sufficiently addressed and merit further legislative attention. It noted, for example, that the CalSTRS pension program is expected to deplete its assets during the 2040s. The LAO Liabilities Report recommended steps that the State should take through which it would make certain key liabilities a priority in order to place the State on a fiscally sound position in upcoming years.

Limitation on Property Taxes. Certain State debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of State local governments and districts are limited by Article XIIIA of the State Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit. Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any “special tax” (i.e., a tax devoted to a specific purpose).

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218. Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Article XIIID contains several provisions that make it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the

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fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area. The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy. “Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may exceed their spending limits for up to four years by voter approval.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

State Debt. From July 2006 to February 2013, voters and the State Legislature authorized more than $40 billion of new general obligation bonds and lease-revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the amount of outstanding debt supported by the General Fund. As of February 1, 2015, the State had approximately $76.7 billion of general obligations bonds, and $11.1 billion of lease-revenue bonds outstanding. These obligations are payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. Additionally, as of January 1, 2015, there were approximately $31.1 billion of authorized and unissued voter-approved general obligation bonds and approximately $3.89 billion of authorized and unissued lease revenue bonds.

In calendar years 2009 and 2010, the State sold more than $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds, reaching record levels for new money bond issuances by the State. Bond issuances have declined substantially since then. Based on estimates in the Proposed Budget, the State expects to issue $3.6 billion of new money general obligation and lease-revenue bonds in calendar year 2015.

Because the State plans to issue authorized, but unused, new bond sales in the future, the ratio of debt service on general obligation, lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) can be expected to fluctuate from year to year. Based on the revenue estimates contained in the Proposed Budget and the bond issuance estimates noted above, the General Fund Debt Ratio is estimated to equal approximately 7% in fiscal years 2015 and 2016.

In addition to general obligation bonds, lease-revenue bonds, and other types of debt, the State may issue certain short-term obligations such as revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”). Due to the timing differences between when the State receives General Fund receipts and when it makes General Fund disbursements, the State regularly issues short-term obligations to meet its cash flow needs. By law, RANs must mature prior to the end of the fiscal year in which they are issued, while RAWs may mature in a subsequent fiscal year.

The timely enactment of the budget allowed the State to carry out its regular cash management by issuing $2.8 billion of RANs on September 23, 2014. If cash resources become inadequate, other cash management techniques may be employed to meet the State’s cash requirements.

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Rainy Day Fund Amendment. In November, 2014, voters approved Proposition 2, a constitutional amendment that provides for a “rainy day” reserve called the Budget Stabilization Account that requires both paying down liabilities and saving for a rainy day by making specified deposits into a special reserve by using spikes in capital gains to save money. Proposition 2 will begin in fiscal year 2016 and takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains.

State-Local Fiscal Relations. In November 2004, voters approved Proposition 1A, which made significant changes to the fiscal relationship between the State and California’s local governments by, among other things, reducing the State Legislature’s authority over local government revenue sources by restricting the State’s access to local governments’ property, sales and vehicle license fee revenues without meeting certain conditions. Proposition 22, adopted on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds. Additionally, Proposition 22 generally prohibits the State Legislature from making changes in local government funding sources.

Proposition 1A also prohibits the State from requiring localities to comply with certain unfunded mandates. Under the law, if the State does not provide the funding necessary to implement the mandate, the mandate is suspended and the locality is relieved from compliance. In addition, Proposition 1A requires the State to reimburse localities for mandated costs incurred prior to fiscal year 2005, which is estimated at approximately $1.1 billion.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

Downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because the Fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce the Fund’s returns.

In 2012, the cities of San Bernardino and Stockton, as well as the town of Mammoth Lakes, each filed for bankruptcy protection under Chapter 9. Due to the current conditions facing many municipalities in California, it is possible that additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of the Fund’s investments in the securities of those municipalities.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

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Bond Ratings. As of April 28, 2015, California’s general obligation debt was assigned a rating of Aa3 by Moody’s, A+ by S&P and A+ by Fitch. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities and authorities.

Additional Information Regarding New York Municipal Securities

As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Risk Factors Regarding Investments in New York Municipal Securities. Given that the New York Tax Free Bond Fund is invested primarily in New York Municipal Securities, the Fund is subject to risks relating to the economy of the state of New York (as used in this section, the “State”) and the financial condition of the State and local governments and their agencies.

Overview of State Economy. Although New York has a diverse economy, it is heavily dependent on the financial sector, in part, because New York City is the nation’s leading center of banking and finance. Even though the financial sector accounts for a small proportion of all non-agricultural jobs in the State, it contributes a significant amount of total wages in New York. In addition to the financial sector, the State has a comparatively large share of the nation’s information, education and health services employment. Travel and tourism also constitute an important part of the economy. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of New York Municipal Securities.

During the recent recession, New York experienced a significant economic downturn. While signs of improvement have appeared, the recovery may be slow as the State faces fiscal challenges, including an unemployment rate of 5.8% in February 2015, and damage caused by Hurricane Sandy. As a result of these and other factors, New York has faced budget deficits in the past.

On October 29, 2012, Superstorm Sandy struck New York, causing widespread damage to the coastal and other low lying areas of New York and power failures in various parts of the City, including most of downtown Manhattan. Although much of the property has been restored, additional repairs and improvements are still needed. New York continues to be at risk from weather or climate related events that may require significant expenditures to protect or repair buildings, neighborhoods and infrastructure from the impacts of climate change.

Although the State suffered significant economic costs related to Hurricane Sandy, the State’s labor market is expected to continue its recent trend of moderate growth. Recent forecasts project that the State’s employment rate will grow by 1.7% in fiscal year 2015, following growth of 2.0% in 2014. Wages are expected to rise by 4.6% and 4.7% in fiscal years 2015 and 2016, respectively, while personal income is expected to increase by 4.0% in fiscal year 2015 and 4.6% in fiscal year 2016. Projected growth for both fiscal year 2015 and 2016 remain below historical averages. Due to this sustained economic growth, the State’s base receipts are expected to grow by 7.6% in fiscal year 2015 and 0.8% in fiscal year 2016. However, substantial risks remain that could undermine these projections. For example, mandatory federal spending cuts, increases in certain federal taxes, unexpected changes to the Federal Reserve’s policies, national and international events, climate change and extreme weather events, regulatory changes concerning financial sector activities, changes concerning financial sector bonus payouts, economic events in Europe, and elevated commodity prices, among others, could contribute to weakened economic growth, which could reduce State revenues. As the nation’s financial capital, the volatility in financial markets poses a particularly large degree of uncertainty for the State. In recent years, the markets have demonstrated a sensitivity to shifting expectations surrounding Federal Reserve policy and the resulting market variations are likely to have a larger impact on the State’s economy than on the nation as a whole.

Accordingly, there can be no assurances that the State will not face fiscal stress or that the State’s circumstances will not become more difficult in the future. Moreover, there can be no guarantee that the current economic situation and the lingering effects from the recession will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of a Fund.

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Furthermore, there can be no assurance that any issuer of a New York Municipal Security will make full or timely payments of principal or interest or remain solvent. However, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there may be no obligation on the part of the State to make payment on such local obligations in the event of default.

General Risks. Many complex political, social and economic factors influence the State’s economy and finances, which may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies; (ii) the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; (iii) the impact of shifts in monetary policy on interest rates and the financial markets; (iv) the impact of financial and real estate market developments on bonus income and capital gains realizations; (v) the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections; (vi) increased demand in entitlement and claims based programs such as Medicaid, public assistance and general public health; (vii) access to the capital markets in light of disruptions in the municipal bond market; (viii) litigation against the State; (ix) actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and (x) the impact of federal statutory and regulatory changes concerning financial sector activities.

These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget and could result in declines, possibly severe, in the value of the State’s outstanding obligations. These factors may also lead to an increase in the State’s future borrowing costs and could impair the State’s ability to make timely payments of interest and principal on its obligations. These factors may also impact the ability of New York’s municipal issuers to issue new debt or service their outstanding obligations.

Budget for Fiscal Year 2016. On April 1, 2015, the Governor finalized the enactment of the budget for fiscal year 2016. The budget calls for approximately $70.6 billion in the State’s General Fund (as used in this section, “General Fund”) expenditures for fiscal year 2016, which represents an increase of 11.8% from estimated expenditures in fiscal year 2015. The budget assumes that the General Fund will receive tax receipts of nearly $74.5 billion (an increase of 5.6%) in fiscal year 2016, which includes $31.8 billion (an increase of 8.0%) in personal income tax revenues, $5.9 billion in business tax receipts (an increase of 5.7%) and $1.1 billion in estate taxes (a decrease of 5.4%), among others. The budget also assumes that the General Fund will receive $7.0 billion in user taxes and fees, which represents an increase of 4.5% from the previous fiscal year. The budget also projects transfers from other funds of approximately $17.3 billion. As a result of these projections, the New York State Division of the Budget (“DOB”) estimates that the State will end fiscal year 2015 with a General Fund balance of approximately $2.2 billion.

The budget estimates that the State will have a surplus of $5.5 billion in fiscal year 2015, and will also have a surplus in subsequent years, the majority of which is planned to be absorbed by a multi-year property tax and business tax reduction plan.

Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes subject to restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Because of the structure of these public authorities, they may also suffer in poor economic environments.

In addition, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no obligation to provide additional assistance to localities beyond any amounts that have been appropriated in a given year. Some authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

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State Debt. As of March 31, 2014, total State-related debt outstanding was approximately $55.5 billion. State-related debt is a broad measure of State debt that includes general obligation debt, State-guaranteed debt, moral obligation financing and contingent-contractual obligations.

In 2000, the State Legislature passed the Debt Reform Act of 2000 (the “Debt Reform Act”), which allows the issuance of State-supported debt only for capital purposes and limits the maximum term of any such debt to 30 years. The Debt Reform Act also limits the amount of new State-supported debt to 4% of State personal income and new State-supported debt service costs to 5% of all State funds receipts. Once these caps are met, the State is prohibited from issuing any new State-supported debt until such time as the State’s debt is found to be within the applicable limits. As of March 31, 2014, outstanding State-supported debt was below these limits.

As part of its cash management program, the General Fund is authorized to borrow resources temporarily from other available funds in the State’s short-term investment pool (“STIP”) for up to four months, or until the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Although the State is expected to have sufficient liquidity to make payments as they become due in fiscal year 2016, due to normal variations in income and disbursements from the General Fund, the State may need to rely on this borrowing authority at times during the fiscal year.

Localities. New York’s weakened economy and reduced spending have in the past increased the fiscal pressure on municipal issuers in the State, though such impacts have had wide variability. Local governments derive revenues from sales tax, real property tax, transfer tax and fees relating to real property transactions. Revenue losses caused by a slower real estate market and declining real property value, among other reasons, could make it difficult for local governments to address their various economic, social and health care obligations.

New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Conversely, the City’s finances, and thus its ability to market its securities successfully, could be negatively affected by delays or reductions in projected State aid. In addition, the City is the recipient of certain federal grants that, if reduced or delayed, could negatively affect the City’s finances. Further, the City, like the State, may be party to litigation that may be resolved in a manner that negatively affects the City’s finances. New York City’s total outstanding debt was projected to be $69.4 billion at the year end of 2015, of which outstanding general obligation debt is expected to total $40.4 billion. By the end of calendar year 2019, the City’s total indebtedness is expected to grow to over $79 billion. The City’s primary government debt burden is expected to represent 13.3% of the City’s total personal income in 2015.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits. Although four of these acts were passed during the 2009 and 2010 legislative sessions, the State Legislature rejected proposed legislation in 2012 that would have authorized two localities to issue bonds to address accumulated deficits.

In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. In 2004, the Buffalo Fiscal Stability Authority was created to oversee the financial operations of the City of Buffalo, the Buffalo School District and other public agencies and authorities in Buffalo, but transitioned to advisory status in fiscal year 2013. In January 2011, the Nassau County Interim Finance Authority declared it would assume control powers with respect to the finances of the County of Nassau, and, after court review, it now exercises those powers. New York City, Troy and Erie County each have fiscal stability boards exercising advisory status with respect to the finances of those entities. Although the City of Yonkers no longer operates under an oversight board, it must adhere to a separate fiscal agent act. Likewise, the City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s budget.

In 2013, the Financial Restructuring Board of Local Governments (“Board”) was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives. The Board is a ten-member panel available year round to offer

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assistance to eligible municipalities. Since its creation in 2013, the City of Albany, the City of Jamestown, the City of Rochester, the City of Fulton, as well as several towns and villages have applied for a comprehensive review by the Board.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of federal funding, new constraints for certain localities on raising property tax revenue and significant upfront costs for some communities affected by Hurricane Sandy, among other things, may have an impact on the fiscal condition of local governments and school districts in the State.

Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-term economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. As a result, one or more of these localities could file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code in the future.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.

Downgrades of certain municipal securities insurers during the recent recession negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which a Fund invests.

The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality. Because a Fund’s performance depends, in part, on the ability of issuers to make principal and interest payments on their debt, any actions to avoid making these payments could reduce a Fund’s returns.

Litigation. The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

Bond Ratings. As of April 28, 2015, New York’s general obligation debt was assigned a rating of Aa1 by Moody’s and AA+ by both S&P and Fitch. These ratings reflect only the views of the respective rating agency, an

Part I - 21

explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities and authorities.

DIVERSIFICATION

JPMT I and JPMT II are each a registered open-end management investment company. Each of the Funds is a diversified series of JPMT I or JPMT II, as defined under the 1940 Act. However, because the diversification requirements for the Money Market Funds under Rule 2a-7 of the 1940 Act are more restrictive than the diversification requirements for funds generally.

For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

Under normal conditions, the 100% U.S. Treasury Securities Money Market Fund and U.S Treasury Plus Money Market Fund invest exclusively in U.S Treasury bills, notes and other U.S Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund, however, may be subject to repurchase agreements collateralized by such obligations.

Under normal conditions, the U.S Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements fully collateralized by securities issued by the U.S. government or its agencies or instrumentalities. Under normal conditions, the Federal Money Market Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

At the time each of the Prime Money Market Fund, Tax Free Money Market Fund, California Municipal Money Market Fund or New York Municipal Money Market Fund or any JPMT II Fund (except the U.S. Treasury Plus Money Market Fund and U.S. Government Money Market Fund, which only invest as described above) acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization. These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to those rated first or second tier securities. The Funds may not purchase any second tier security if, as a result of its purchase (a) more than 3% of its total assets would be invested in second tier securities or (b) more than 0.5% of its total assets would be invested in the second tier securities of a single issuer.

Commercial Paper Ratings

The Prime Money Market Fund, Tax Free Money Market Fund and JPMT II Funds (except the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund which do not purchase commercial paper) only purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by JPMIM to be of comparable quality.

For Prime Money Market Fund, Tax Free Money Market Fund and any JPMT II Money Market Fund, under the guidelines adopted by the Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, JPMIM may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where a NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer. Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines, including the Federal Reserve Bank of New York.

Part I - 22

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended February 28, 2015:

Committee	Fiscal Year Ended 2/28/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	8
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	6

For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2014, in the Funds and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Funds that the Trustee oversees in the Family of Investment Companies:

Name of Trustee	Ownership of Prime Money Market Fund	Ownership of Liquid Assets Money Market Fund	Ownership of U.S. Government Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Frankie D. Hughes	Over $100,000	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$1–$10,000	None	None

Name of Trustee	Ownership of U.S. Treasury Plus Money Market Fund	Ownership of Federal Money Market Fund	Ownership of 100% U.S. Treasury Securities Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Part I - 23

Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	$50,001–$100,000	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Name of Trustee	Ownership of New York Municipal Money Market Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J Higgins	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2014 through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to the

Part I - 24

efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group is being performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund
Independent Trustees
John F. Finn	$77,580	$11,833	$37,237
Dr. Matthew Goldstein	114,776	17,506	55,090
Robert J. Higgins	72,507	11,019	34,787
Frankie D. Hughes	66,953	10,212	32,136
Peter C. Marshall	82,894	12,643	39,787
Mary E. Martinez	66,953	10,212	32,136
Marilyn McCoy	77,580	11,833	37,237
Mitchell M. Merin	77,580	11,833	37,237
William G. Morton, Jr.	66,953	10,212	32,136
Dr. Robert A. Oden, Jr.	66,953	10,212	32,136
Marian U. Pardo	66,953	10,212	32,136
Frederick W. Ruebeck	77,580	11,833	37,237
James J. Schonbachler	77,580	11,833	37,237

Name of Trustee	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund
Independent Trustees
John F. Finn	$10,353	$3,080	$16,007
Dr. Matthew Goldstein	15,316	4,557	23,682
Robert J. Higgins	9,670	2,876	14,924
Frankie D. Hughes	8,935	2,658	13,814
Peter C. Marshall	11,062	3,291	17,104
Mary E. Martinez	8,935	2,658	13,814
Marilyn McCoy	10,353	3,080	16,007
Mitchell M. Merin	10,353	3,080	16,007
William G. Morton, Jr.	8,935	2,658	13,814
Dr. Robert A. Oden, Jr.	8,935	2,658	13,814
Marian U. Pardo	8,935	2,658	13,814
Frederick W. Ruebeck	10,353	3,080	16,007
James J. Schonbachler	10,353	3,080	16,007

Name of Trustee	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund
Independent Trustees
John F. Finn	$13,144	$1,969	$1,058
Dr. Matthew Goldstein	19,446	2,913	1,565
Robert J. Higgins	12,274	1,839	988
Frankie D. Hughes	11,344	1,699	913
Peter C. Marshall	14,045	2,104	1,130
Mary E. Martinez	11,344	1,699	913
Marilyn McCoy	13,144	1,969	1,058
Mitchell M. Merin	13,144	1,969	1,058
William G. Morton, Jr.	11,344	1,699	913
Dr. Robert A. Oden, Jr.	11,344	1,699	913
Marian U. Pardo	11,344	1,699	913
Frederick W. Ruebeck	13,144	1,969	1,058
James J. Schonbachler	13,144	1,969	1,058

Part I - 25

Name of Trustee	New York Municipal Money Market Fund	Total Compensation Paid from Fund Complex(1)
Independent Trustees
John F. Finn	$842	$365,000	(2)
Dr. Matthew Goldstein	1,245	540,000
Robert J. Higgins	789	340,000	(3)
Frankie D. Hughes	727	315,000
Peter C. Marshall	900	390,000	(4)
Mary E. Martinez	727	315,000
Marilyn McCoy	842	365,000
Mitchell M. Merin	842	365,000
William G. Morton, Jr.	727	315,000
Dr. Robert A. Oden, Jr.	727	315,000	(5)
Marian U. Pardo	727	315,000
Frederick W. Ruebeck	842	365,000	(6)
James J. Schonbachler	842	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (153 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

For the fiscal periods indicated, the Funds paid the following investment advisory fees to JPMIM and JPMIM waived investment advisory fees (amounts waived are in parentheses) (amounts in thousands):

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$91,233	$(243)	$88,275	$(383)	$91,260	$(192)
Federal Money Market Fund	732	(2,893)	56	(3,290)	158	(3,413)
100% U.S. Treasury Securities Money Market Fund	3,326	(13,266)	747	(17,721)	1,013	(17,961)
Tax Free Money Market Fund	13,666	(628)	4,888	(10,106)	2,087	(13,209)
California Municipal Money Market Fund	1,075	(42)	335	(843)	153	(1,068)
New York Municipal Money Market Fund	1,011	(46)	450	(610)	223	(707)
Liquid Assets Money Market Fund	9,138	(31)	11,809	(62)	14,101	(423)
U.S. Government Money Market Fund	39,541	(7,359)	6,119	(41,202)	6,744	(37,436)
U.S. Treasury Plus Money Market Fund	7,575	(3,332)	1,000	(11,415)	1,284	(10,232)
Municipal Money Market Fund	2,466	(6)	2,078	(246)	1,181	(1,112)

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration fees paid by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$80,300	$(2)	$77,270	$—	$78,597	$—
Liquid Assets Money Market Fund	8,050	—	9,427	(921)	12,377	(266)
U.S. Government Money Market Fund	41,173	—	38,760	(2,508)	28,664	(9,791)

Part I - 26

	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid	Waived
U.S. Treasury Plus Money Market Fund	$9,579	$—	$8,808	$(2,020)	$6,746	$(3,287)
Federal Money Market Fund	3,027	(154)	1,205	(1,711)	1,144	(1,966)
100% U.S. Treasury Securities Money Market Fund	14,420	(149)	11,171	(4,933)	7,050	(9,472)
Tax Free Money Market Fund	12,549	—	12,753	(318)	8,789	(4,528)
Municipal Money Market Fund	2,170	—	1,919	(108)	1,717	(279)
California Municipal Money Market Fund	981	—	949	(78)	648	(416)
New York Municipal Money Market Fund	928	—	914	(11)	611	(199)

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2015 (amounts rounded to the nearest dollar).

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Prime Money Market Fund	$—	$12,821	$3	$2,201
Liquid Assets Money Market Fund	—	13,012	45	112,146
U.S. Government Money Market Fund	—	—	—	931
U.S. Treasury Plus Money Market Fund	—	1,082	—	178
Federal Money Market Fund	—	—	—	—
100% U.S. Treasury Securities Money Market Fund	—	—	—	—
Tax Free Money Market Fund	—	—	—	—
Municipal Money Market Fund	—	—	—	—
California Municipal Money Market Fund	—	—	—	12
New York Municipal Money Market Fund	—	—	—	4

*	Fees paid by the Funds pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS, with respect to the fiscal periods indicated (amounts waived are in parentheses) (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Morgan Shares.

Fund	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund
Class B Shares	$2	$(15)	$1	$(8)	$—	$(5)
Class C Shares	12	(66)	2	(136)	—	(129)
Reserve Shares	1	(3,598)	1	(3,540)	—	(3,030)
Cash Management Shares	1	(2,951)	—	(3,606)	—	(5,028)
Service Shares	—	(9,439)	—	(10,427)	—	(10,486)
Eagle Class Shares	10	(140)	—	(988)	—	(842)

Liquid Assets Money Market Fund
Morgan Shares	—	(2,582)	—	(2,449)	—	(1,791)
Class B Shares	6	(29)	1	(21)	—	(14)
Class C Shares	408	(2,120)	65	(2,870)	108	(4,790)
Reserve Shares	2	(526)	—	(482)	—	(493)
Service Shares	1	(787)	2	(764)	—	(681)
E*TRADE Class Shares	—	(4,266)	—	(28,627)	—	(39,565)

Part I - 27

Fund	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
	Paid	Waived	Paid		Waived	Paid		Waived
U.S. Government Money Market Fund
Morgan Shares	$2	$(2,118)	$—		$(2,532)	$—		$(2,270)
Reserve Shares	—	(65)	—		(106)	—		(235)
Service Shares	1	(5,609)	1		(5,470)	—		(5,103)
Eagle Class Shares	8	(2,022)	—		(4,998)	—		(3,492)

U.S. Treasury Plus Money Market Fund
Morgan Shares	—	(543)	—		(574)	—		(691)
Class B Shares	—	(3)	—		(1)	—		(1)
Class C Shares	—	(1,365)	—		(1,288)	—		(1,118)
Reserve Shares	1	(2,336)	1		(2,306)	—		(2,309)
Service Shares	—	(1)	—		(1)	—		(— )^
Eagle Class Shares	—	(— )^	—	^	(— )^	—	^	(— )^

Federal Money Market Fund
Morgan Shares	—	(118)	—		(111)	—		(94)
Reserve Shares	7	(42)	—		(40)	—		(6)

100% U.S. Treasury Securities Money Market Fund
Morgan Shares	—	(1,720)	—		(1,690)	—		(1,427)
Reserve Shares	1	(188)	—		(136)	—		(113)
Service Shares	—	(1)	—	^	(— )^	—		(1)

Tax Free Money Market Fund
Morgan Shares	—	(388)	—		(353)	—		(161)
Reserve Shares	—	(18,233)	—		(15,370)	—		(10,689)
Eagle Class Shares	1	(2,707)	—		(3,349)	—		(3,216)

Municipal Money Market Fund
Morgan Shares	—	(336)	—		(355)	—		(284)
Reserve Shares	—	(100)	—		(111)	—		(48)
Service Shares	—	(1,466)	—		(1,455)	—		(1,822)
E*TRADE Class Shares	—	(10,506)	—		(11,641)	—		(11,800)

California Municipal Money Market Fund
Morgan Shares	—	(413)	—		(414)	—		(375)
E*TRADE Class Shares	—	(5,268)	—		(5,749)	—		(6,116)
Service Shares	—	(634)	—		(605)	—		(795)

New York Municipal Money Market Fund
Morgan Shares	—	(580)	—		(598)	—		(567)
Reserve Shares	—	(854)	—		(731)	—		(418)
E*TRADE Class Shares	—	(2,016)	—		(2,243)	—		(2,213)
Service Shares	—	(379)	—		(368)	—		(361)

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

Part I - 28

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Capital	0.05%
Institutional Class	0.10%
Agency and Direct	0.15%
Premier, Cash Management, Service, Reserve, Eagle Class and E*TRADE Class	0.30%*
Morgan and Investor	0.35%**
Class B and Class C	0.25%

*	The amount payable for “service fees”, as defined by the Financial Industry Regulatory Authority (“FINRA”), does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.
**	The amount payable for “service fees” (as defined by the FINRA) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Morgan Shares.

Fund	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund
Capital Shares	$14,394	$(21,153)	$13,169	$(19,149)	$11,455	$(19,421)
Morgan Shares	4,093	(4,556)	1,756	(6,905)	1,267	(6,570)
Premier Shares	5,052	(3,884)	1,627	(5,161)	981	(4,312)
Agency Shares	8,345	(4,179)	5,636	(6,767)	4,195	(6,981)
Class B Shares	2	(4)	1	(2)	1	(1)
Class C Shares	6	(20)	11	(35)	9	(34)
Institutional Class Shares	12,178	(12,063)	13,824	(13,729)	14,523	(16,448)
Reserve Shares	2,375	(1,944)	1,001	(3,249)	677	(2,959)
Cash Management Shares	953	(818)	507	(1,657)	586	(2,431)
Service Shares	2,573	(2,146)	1,212	(4,001)	994	(4,249)
Investor Shares	800	(874)	336	(1,374)	528	(2,668)
Direct Shares	1,453	(130)	457	(817)	641	(2,873)
Eagle Class Shares	106	(74)	281	(905)	190	(820)

Liquid Assets Money Market Fund
Morgan Shares	4,378	(4,659)	1,650	(6,923)	1,187	(5,083)
Class B Shares	3	(9)	1	(6)	—	(4)
Class C Shares	164	(679)	190	(788)	339	(1,294)
Premier Shares	215	(167)	75	(258)	90	(321)
Agency Shares	122	(85)	63	(81)	33	(94)
Institutional Class Shares	1,347	(2,114)	1,038	(1,586)	2,107	(2,868)
Reserve Shares	355	(266)	129	(450)	132	(459)
Investor Shares	843	(940)	430	(1,848)	132	(470)
Service Shares	222	(172)	85	(298)	77	(264)
Capital Shares	287	(1,339)	328	(1,383)	386	(1,332)
E*TRADE Class Shares	660	(1,473)	1,207	(13,107)	3,187	(16,596)

Part I - 29

Fund	Fiscal Year Ended 2/28/13			Fiscal Year Ended 2/28/14			Fiscal Year Ended 2/28/15
	Paid		Waived	Paid		Waived	Paid		Waived
U.S. Government Money Market Fund
Morgan Shares	$484		$(6,935)	$141		$(8,723)	$5		$(7,940)
Premier Shares	947		(11,778)	208		(12,636)	3		(10,784)
Agency Shares	1,773		(10,295)	486		(15,106)	1		(11,162)
Institutional Class Shares	2,214		(8,398)	265		(6,815)	2		(7,512)
Reserve Shares	6		(73)	2		(125)	—		(282)
Service Shares	217		(2,589)	44		(2,691)	—		(2,551)
Capital Shares	2,592		(10,780)	783		(12,550)	—		(13,779)
Investor Shares	1,038		(15,074)	222		(15,533)	—		(11,724)
Direct Shares	100		(627)	21		(529)	—		(480)
Eagle Class Shares	163		(2,272)	98		(5,900)	—		(4,191)

U.S. Treasury Plus Money Market Fund
Morgan Shares	69		(1,833)	25		(1,984)	2		(2,414)
Class B Shares	—		(1)	—	^	(— )^	—	^	(— )^
Class C Shares	22		(433)	7		(423)	—		(373)
Premier Shares	80		(1,800)	20		(1,670)	1		(1,414)
Agency Shares	207		(2,250)	89		(3,757)	—		(2,884)
Institutional Class Shares	804		(6,725)	223		(6,615)	—		(6,161)
Reserve Shares	119		(2,685)	33		(2,736)	3		(2,768)
Investor Shares	47		(1,241)	10		(925)	—		(793)
Service Shares	—	^	(— )^	—	^	(— )^	1		(— )^
Direct Shares	225		(2,492)	57		(2,495)	—		(2,482)
Eagle Class Shares	—	^	(— )^	—	^	(— )^	—	^	(— )^

Federal Money Market Fund
Morgan Shares	—		(412)	—		(387)	—		(329)
Premier Shares	—		(1,046)	—		(980)	—		(765)
Agency Shares	—		(677)	—		(372)	—		(282)
Institutional Class Shares	—		(3,594)	1		(3,481)	—		(3,925)
Reserve Shares	—		(60)	—		(48)	—		(7)

100% U.S. Treasury Securities Money Market Fund
Capital Shares	—		(3,983)	—		(4,619)	—		(4,650)
Morgan Shares	—		(6,021)	—		(5,916)	—		(4,998)
Premier Shares	—		(4,188)	—		(3,840)	—		(3,636)
Agency Shares	—		(3,026)	—		(3,153)	—		(2,850)
Institutional Class Shares	—		(7,565)	—		(8,721)	—		(9,831)
Reserve Shares	—		(227)	—		(163)	—		(136)
Service Shares	—		(— )^	—	^	(— )^	—	^	(— )^

Tax Free Money Market Fund
Morgan Shares	218		(1,141)	37		(1,199)	—		(564)
Premier Shares	1,534		(7,135)	392		(12,821)	—		(6,810)
Agency Shares	308		(506)	35		(522)	—		(510)
Institutional Class Shares	2,188		(3,483)	337		(5,789)	—		(10,787)
Reserve Shares	4,115		(17,764)	558		(17,886)	—		(12,826)
Direct Shares	—	^	(— )^	—	^	(— )^	—	^	(— )^
Eagle Class Shares	520		(2,729)	91		(3,928)	—		(3,859)

Municipal Money Market Fund
Morgan Shares	400		(776)	99		(1,143)	4		(989)
Premier Shares	85		(126)	12		(119)	1		(124)
Agency Shares	86		(65)	16		(71)	1		(85)
Institutional Class Shares	211		(336)	34		(188)	3		(191)
Reserve Shares	50		(70)	13		(120)	1		(57)
Service Shares	296		(437)	69		(659)	4		(908)
E*TRADE Class Shares	1,913		(3,340)	442		(5,378)	20		(5,879)

Part I - 30

Fund	Fiscal Year Ended 2/28/13		Fiscal Year Ended 2/28/14		Fiscal Year Ended 2/28/15
	Paid	Waived	Paid	Waived	Paid	Waived
California Municipal Money Market Fund
Morgan Shares	$260	$(1,186)	$30	$(1,419)	$—	$(1,311)
E*TRADE Class Shares	481	(2,153)	59	(2,815)	—	(3,058)
Service Shares	68	(249)	8	(294)	—	(398)

New York Municipal Money Market Fund
Morgan Shares	458	(1,571)	58	(2,034)	—	(1,982)
Reserve Shares	271	(754)	34	(843)	—	(502)
E*TRADE Class Shares	234	(774)	31	(1,091)	—	(1,107)
Service Shares	51	(139)	6	(178)	—	(180)

^	Amount rounds to less than $1,000.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Broker Research

For the fiscal year ended February 28, 2015, the Adviser had no allocated brokerage commissions to brokers who provided broker research, including third party research to the Funds.

Securities of Regular Broker-Dealers

As of February 28, 2015, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Prime Money Market Fund	ABN AMRO Inc.	$795,689
	Barclays Inc.	555,084
	Citigroup Global Markets Inc.	1,070,000
	Credit Suisse First Boston LLC	3,063,000
	Deutsche Bank AG	845,000
	HSBC Securities Inc.	2,715,224
	Merrill Lynch & Co. Inc.	1,449,650
	UBS Financial Services Inc.	902,000

Tax Free Money Market Fund	Deutsche Bank AG	1,610,884

California Municipal Money Market Fund	Barclays Inc.	15,060
	Deutsche Bank AG	70,043

New York Municipal Money Market Fund	Deutsche Bank AG	58,640

Liquid Assets Money Market Fund	ABN AMRO Inc.	444,804
	Barclays Inc.	259,923
	Citigroup Global Markets Inc.	175,000
	Credit Suisse First Boston LLC	530,000
	Deutsche Bank AG	110,000
	HSBC Securities Inc.	631,615
	Merrill Lynch & Co. Inc.	200,000
	UBS Financial Services Inc.	284,989

U.S. Government Money Market Fund	Barclays Inc.	400,000
	Citigroup Global Markets Inc.	295,283
	HSBC Securities Inc.	200,000
	Merrill Lynch & Co. Inc.	551,474

Part I - 31

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
U.S. Treasury Plus Money Market Fund	Barclays Inc.	$200,000
	Goldman Sachs and Company	950,000
	HSBC Securities Inc.	1,050,000
	JPMorgan Chase & Co.	250,000
	Merrill Lynch & Co. Inc.	100,000

Municipal Money Market Fund	Deutsche Bank AG	204,334

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation Payments

During the fiscal year ended February 28, 2015, JPMIM and SCR&M paid approximately $150,670,440 and $14,049, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

State Specific Tax Information

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

California Taxes. In general, as long as the California Municipal Money Market Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code of 1986, as amended (“the Code”), it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are reported by the fund as such exempt-interest dividends in written statements furnished to shareholders. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible under California personal income tax law.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate franchise tax and may not be exempt from California corporate income tax. California has an alternative minimum tax (“AMT”) similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund generally will not be deductible for California personal income tax purposes.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Part I - 32

New York Taxes. Dividends paid by the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico or the U.S. Virgin Islands), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, generally are exempt from New York State and New York City personal income tax as well as from the New York City unincorporated business tax (but not the New York State corporation franchise tax or New York City general corporation tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and other distributions (aside from exempt-interest dividends derived from New York Tax-Exempt Bonds) generally are not exempt from New York State and City taxes. For New York State and City tax purposes, distributions of net long-term capital gain will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, also generally are included in a corporation’s net investment income for purposes of calculating such corporation’s obligations under the New York State corporate franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. To the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT for individuals, which excluded tax-exempt interest as an item of tax preference, has been eliminated for tax years beginning on or after January 1, 2014. Interest incurred to buy or carry shares of the Fund generally is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about New York and other state and local tax consequences of the investment in the Fund.

Capital Loss Carryforwards

For Federal income tax purpose, the Funds did not have any capital loss carryforwards for the fiscal year ended February 28, 2015. To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Bloomberg LP	Monthly	30 days after month end
Factset	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	At least on a 1 day lag
Morningstar Inc.	Monthly	30 days after month end

All Funds (excluding Current Yield Money Market)
Lipper, Inc.	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
The McGraw Hill Companies — Standard & Poor’s Corporation	Monthly	30 days after month end

100% U.S. Treasury Securities Money Market
Verisign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Bridgewater	Daily	At least on a 1 day lag

Part I - 33

Bank of New York	Monthly	At least on a 1 day lag
Square 1 Bank	Monthly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
HP	Weekly	At least on a 1 day lag
Teledyne Technologies	Quarterly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

Federal Money Market
Verisign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

Liquid Assets Money Market
Verisign	Daily	At least on a 1 day lag
Mizuho Securities USA Inc.	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

Municipal Money Market
Verisign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

Prime Money Market
Verisign	Daily	At least on a 1 day lag
E*Trade	Daily	At least on a 1 day lag
Morgan Stanley Smith Barney	Daily	At least on a 1 day lag
Best Buy	Daily	At least on a 1 day lag
Mizuho Securities USA Inc.	Daily	At least on a 1 day lag
Sovereign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
ABS Investment Management	Monthly	At least on a 1 day lag
Atlas Air	Monthly	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
BP	Monthly	At least on a 1 day lag
Commonfund Securities	Monthly	At least on a 1 day lag
Dell Computer Corporation	Monthly	At least on a 1 day lag
Ernst & Young	Monthly	At least on a 1 day lag
GE Asset Management	Monthly	At least on a 1 day lag
Koch Industries	Monthly	At least on a 1 day lag

Part I - 34

KPMG	Monthly	At least on a 1 day lag
Lear	Monthly	At least on a 1 day lag
Lockheed Martin	Monthly	At least on a 1 day lag
Mercer	Monthly	At least on a 1 day lag
Newedge	Monthly	At least on a 1 day lag
Ohio Bureau of Worker’s Compensation	Monthly	At least on a 1 day lag
Pennsylvania State University	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
TD Securities	Monthly	At least on a 1 day lag
Texas Treasury Safekeeping Trust Co.	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
West Virginia Board of Treasury Investments	Monthly	At least on a 1 day lag
IBM	Weekly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag
Stanford University	Weekly	At least on a 1 day lag
CBS Corp	Weekly	At least on a 1 day lag
AmerisourceBergen	Weekly	At least on a 1 day lag
Chicago Mercantile Exchange	Monthly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
ITT Educational Services, Inc.	Quarterly	At least on a 1 day lag
Atlas Air	Weekly	At least on a 1 day lag
Bank of America	Weekly	At least on a 1 day lag
MFS Asset Management	Weekly	At least on a 1 day lag
Newstar Financial	Weekly	At least on a 1 day lag
Texas Treasury Safekeeping	Weekly	At least on a 1 day lag
Square 1 Bank	Monthly	At least on a 1 day lag
Fitch	Monthly	At least on a 1 day lag
Grande	Monthly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

Tax Free Money Market
Verisign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
Square 1 Bank	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

U.S. Government Money Market
Texas County & District Retirement System	Daily	At least on a 1 day lag
International paper	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
E*Trade	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Johnson County Kansas Government	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
Dell Computer Corporation	Monthly	At least on a 1 day lag

Part I - 35

Ohio Bureau of Worker’s Compensation	Monthly	At least on a 1 day lag
Atlas Air	Monthly	At least on a 1 day lag
Square 1 Bank	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
TD Securities	Monthly	At least on a 1 day lag
Treasury Partners	Monthly	At least on a 1 day lag
Union Bank of California	Monthly	At least on a 1 day lag
Atlas Air	Weekly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
HP	Weekly	At least on a 1 day lag
IBM	Weekly	At least on a 1 day lag
Diamond Hill	Weekly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Fitch	Monthly	At least on a 1 day lag
Grande	Monthly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

U.S. Treasury Plus Money Market
International paper	Daily	At least on a 1 day lag
Verisign	Daily	At least on a 1 day lag
Fidelity Investments Institutional Services Company, Inc.	Daily	At least on a 1 day lag
Moody’s	Daily	At least on a 1 day lag
Bank of New York	Monthly	At least on a 1 day lag
SVB	Monthly	At least on a 1 day lag
Crane Data	Weekly	At least on a 1 day lag
HP	Weekly	At least on a 1 day lag
Institutional Cash Distributors	Weekly	At least on a 1 day lag
Commonfund	Monthly	At least on a 1 day lag
Square 1 Bank	Monthly	At least on a 1 day lag
JPMorgan Chase & Co.	Weekly	At least on a 1 day lag

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December  31, 2014, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders

As of May 31, 2015, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended February 28, 2015 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at
1-800-480-4111 or J.P. Morgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 36

Attachment 1-A

PRINCIPAL SHAREHOLDERS

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	38.43%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	22.86%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	13.29%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DR FL 03 TAMPA FL 33610-9128	9.38%

CAPITAL SHARES	BRIDGEWATER ASSOCIATES, LP LIMITED PARTNERSHIP PLEDGED BUT NOT CONTROLLED 1 GLENDINNING PL WESTPORT CT 06880-1242	6.69%

	CALHOUN AND CO 411 W LAFAYETTE MC 3455 DETROIT MI 48226	5.23%

	COMPAQ CAYMAN HOLDINGS COMPANY HEWLETT-PACKARD GLOBAL E-BUSINESS OPERATIONS, PL. GRUNWALDZKI 23 WROCLAW, POLAND, 50-365	5.89%

	FIRST CLEARING LLC ATTN JOHN PENDER ONE NORTH JEFFERSON ST LOUIS MO 63103-2205	9.32%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.07%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	17.04%

	MERRILL LYNCH PIERCE, FENNER & SMITH INC 200 N COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	7.44%

INSTITUTIONAL SHARES	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	23.30%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	22.80%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.41%

MORGAN SHARES	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.07%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	33.15%

	SATURN & CO C/O STATE STREET BANK & TRUST CO MAIL STOP CC 10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	10.59%

	TYPHOONBASS & CO ATTN STATE STREET BANK 1200 CROWN COLONY DR QUINCY MA 02169-0938	7.73%

PREMIER SHARES	CITIBANK F/B/O CONTINENTAL BOULEVARD DEPOSIT ACCOUNT ATTN CHARLES KICK 480 WASHINGTON BLVD 30TH FLR JERSEY CITY NJ 07310-2053	8.03%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	52.41%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DR FL 03 TAMPA FL 33610-9128	9.13%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.13%

RESERVE SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 1325 AVENUE OF THE AMERICAS FL 18 NEW YORK NY 10019-6066	9.40%

	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	40.88%

	MATRIX TRUST CO TR MATRIX TRUST CO FBO SILLMAN BANCCORP RSP PO BOX 52129 PHOENIX AZ 85072-2129	6.72%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%
JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND
ETRADE SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	73.20%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	11.58%

	SATURN & CO C/O STATE STREET BANK & TRUST CO MAIL STOP CC 10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	6.74%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	100.00%
JPMORGAN FEDERAL MONEY MARKET FUND
AGENCY SHARES	AXIOM MANAGEMENT PARTNERS LLC 30 W 74TH ST APT 1C NEW YORK NY 10023-2456	10.98%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	22.11%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	21.98%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	32.08%

	PARK AVENUE SECURITIES GUARDIAN LIFE INSURANCE COMPANY ATTN INVESTMENT ACCOUNTING 7 HANOVER SQUARE NEW YORK NY 10004-2616	7.54%

INSTITUTIONAL SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	37.43%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	43.70%

MORGAN SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	49.69%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.82%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	19.30%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	49.70%

	PIERRE F LAPEYRE JR 1160 PARK AVE APT 3A NEW YORK NY 10128-1212	6.98%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	7.60%

	BLUE SKY SATELLITE SERVICES INC ATTN DAVE BENNET 29475 W 95TH ST DE SOTO KS 66018-9545	5.83%

	THE GUARDIAN LIFE INSURANCE CO OF AMERICA SA7457.1 7 HANOVER SQUARE NEW YORK NY 10004-4013	85.83%
JPMORGAN LIQUID ASSETS MONEY MARKET FUND
AGENCY SHARES	AMG FUNDS LLC 760 MOORE RD KNG OF PRUSSA PA 19406-1212	27.86%

	ASTON ASSET MANAGEMENT F/B/O ASTON FUNDS SHAREHOLDERS ATTN CFO 120 N LASALLE STREET 25TH FLR CHICAGO IL 60602-2904	7.75%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	54.88%

B SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	70.11%

CAPITAL SHARES	AMG YACKTMAN FOCUSED FUND ATTN: DONALD S RUMERY C/O MANAGERS INVESTMENT GROUP 800 CONNECTICUT AVE NORWALK CT 06854-1631	13.38%

	AMG YACKTMAN FUND ATTN DONALD S RUMERY C/O MANAGERS INVESTMENT GROUP 800 CONNECTICUT AVE NORWALK CT 06854-1631	18.14%

	CHENIERE ENERGY PARTNERS LP 700 MILAM STREET STE 1900 HOUSTON TX 77002-2806	5.08%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	15.52%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.48%

	MARIL & CO FBO BANK 98 ATTN ACM DEPARTMENT 11270 WEST PARK PLACE MILWAUKEE WI 53224-3623	8.76%

C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 1325 AVENUE OF THE AMERICAS FL 18 NEW YORK NY 10019-6066	96.13%

ETRADE SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	72.39%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	16.50%

INVESTOR SHARES	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	45.25%

	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.61%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	33.78%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	10.96%

MORGAN SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	5.37%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	81.68%

PREMIER SHARES	BNYM IS TRUST CO FBO WRAP CLIENTS 760 MOORE RD KNG OF PRUSSA PA 19406-1212	5.22%

	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	63.96%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	23.80%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	11.50%

	JPMORGAN CHASE BANK N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	11.90%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	47.78%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	31.44%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	51.44%
JPMORGAN MUNICIPAL MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.66%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	85.31%

ETRADE SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

INSTITUTIONAL SHARES	JPMCC — CHASE PROCESSING* 4 CHASE METROTECH CENTER 7TH FL BROOKLYN NY 11245-0003	28.12%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.43%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	37.54%

	SAS IP INC 10 CAVENDISH CT LEBANON NH 03766-1441	17.66%

MORGAN SHARES	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	91.93%

PREMIER SHARES	DREMAK V. IOVATE CLASS ACTION SETTLEMENT — DREMAK V IOVATE 700 MONTE VISTA LN HALF MOON BAY CA 94019-2179	10.27%

	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	38.68%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	18.98%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	26.43%

	US PERSONAL INJURY HYDROXYCUT DAMASCO & ASSOCIATES-C/O US HYDROXYCUT SETTLEMENT FUND 700 MONTE VISTA LN HALF MOON BAY CA 94019-2179	5.13%

RESERVE SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 1325 AVENUE OF THE AMERICAS FL 18 NEW YORK NY 10019-6066	8.47%

	JPMORGAN CHASE BANK N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	9.90%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	79.04%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	12.89%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	84.38%

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
ETRADE SHARES	E TRADE CLEAR LLC AS AGE FOR THE EX BEN OF ITS DEP CUST FOR THEM&OTH ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

MORGAN SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	11.81%

	CATHERINE M LEVIN 173 E 64TH ST NEW YORK NY 10065-6653	11.19%

	CRAMER ROSENTHAL MCGLYNN LLC 520 MADISON AVE FL 20 FL 32 NEW YORK NY 10022-4382	5.42%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	5.35%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	32.72%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	86.67%

	JPMORGAN CHASE BANK NA* FBO ITSELF AND CUSTOMERS ATTN LIQUIDITY OPERATIONS 10410 HIGHLAND MANOR DR 3RD FL TAMPA FL 33610-9128	10.61%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	100.00%

JPMORGAN PRIME MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE BANK N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS 10410 HIGHLAND MANOR DR FL 3 TAMPA FL 33610-9128	7.36%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	46.42%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	6.11%

B SHARES	E TRADE CLEARING LLC PO BOX 484 JERSEY CITY NJ 07303-0484	10.93%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	37.63%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.32%

CAPITAL SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	11.57%

	U S BANK NA FBO SVB 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	8.21%

CASH MGMT SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	72.63%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	22.09%

C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	62.30%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.89%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	98.14%

IM SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	91.70%

	JPM SECURITIES LENDING (SLAM)* AS AGENT FOR JPM FUNDS ATTN ADAM BRINTON 1 CHASE MANHATTAN PLZ MAIL CODE NY1-A534 NEW YORK NY 10005-1401	8.30%

INSTITUTIONAL SHARES	BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	5.30%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	50.11%

INVESTOR SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	99.24%

MORGAN SHARES	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	9.63%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	7.99%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	7.58%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	28.39%

PREMIER SHARES	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	23.70%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.71%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	8.63%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	16.71%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	64.28%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	8.92%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	8.14%

SERVICE SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	100.00%
JPMORGAN TAX FREE MONEY MARKET FUND
AGENCY SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	13.71%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	51.47%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	25.64%

DIRECT SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.99%

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.31%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	80.17%

MORGAN SHARES	FIDUCIARY TRUST ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2326	15.92%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	28.67%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	33.39%

PREMIER SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.99%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	88.55%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	7.20%

	JPMSI AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	92.79%
JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND
AGENCY SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	79.96%

CAPITAL SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	21.33%

	STATE STREET BANK & TRUST FBO CASH SWEEP CLIENTS ATTN CASH SWEEP SUPPORT- RICHARD LETHAM 1776 HERITAGE DR QUINCY MA 02171-2119	7.63%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	EAGLE FUND SERVICES INC FEBO ITS CUSTOMERS (SWEEP) ATTN MATT CALABRO PO BOX 33022 ST PETERSBURG FL 33733-8022	99.85%

IM SHARES	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	100.00%

INSTITUTIONAL SHARES	BOST & CO MUTUAL FUND OPS C/O THE BANK OF NEW YORK MELLON 525 WILLIAM PLACE PITTSBURGH PA 15259-0001	5.46%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	16.56%

	INTERNATIONAL BUSINESS MACHINES CORPORATION NEW ORCHARD ROAD ARMONK NY 10504	5.99%

	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	29.32%

	WELLS FARGO BANK N.A. BANK SAFEKEEPING 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	10.63%

INVESTOR SHARES	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	100.00%

MORGAN SHARES	BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	11.72%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	35.77%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	6.22%

	JP MORGAN CLEARING CORP* ATTN DENISE DILORENZO SIEGEL 3 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	10.92%

	TURTLE & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	12.66%

PREMIER SHARES	KINGSLEY & CO/JPM ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	69.34%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	85.63%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	10.82%

SERVICE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	73.03%

	LPL FINANCIAL LLC AS AGENT FOR AND EXCLUSIVE BENEFIT FOR IT’S CUSTOMERS ATTN KRISTIN KENNEDY 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25.74%
JPMORGAN U.S. TREASURY PLUS MONEY MARKET FUND
AGENCY SHARES	ACXIOM CORPORATION 1 INFORMATION WAY LITTLE ROCK AR 72202-2289	11.80%

	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	14.41%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	28.11%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DR FL 03 TAMPA FL 33610-9128	13.04%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	15.76%

B SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.19%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.42%

	STATE STREET BANK & TRUST COMPANY ANDERSEN FIRE PROTECTION INC NDFI S RITA D VANDERSYPEN 204 SUNSHINE DRIVE ALEXANDRIA LA 71303-3767	9.85%

	STATE STREET BANK & TRUST COMPANY ANDERSEN FIRE PROTECTION INC NDFI S ROBERT L VANDERSYPEN 204 SUNSHINE DRIVE ALEXANDRIA LA 71303-3767	10.77%

	STATE STREET BANK & TRUST COMPANY DOCO INDUSTRI INSULATOR NDFI SIM-IR JIMMY DO 119 DURHAM DR LAFAYETTE LA 70508-6944	37.19%

C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: JOSEPH DIBUONO 1325 AVENUE OF THE AMERICAS FL 18 NEW YORK NY 10019-6066	99.14%

DIRECT SHARES	US BANK NA FBO SVB ATTN MUTUAL FUNDS PO BOX 1787 MILWAUKEE WI 53201-1787	100.00%

EAGLE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

IM SHARES	CUSTODIAL TRUST COMPANY ATTN JUSTIN ALGOR 14201 DALLAS PKWY, FL 13 MAIL CODE: TX1-J165 DALLAS TX 75254-2916	12.79%

	JPMORGAN CHASE BANK, N.A.* ATTN: SRIKANT KALLA 4 CHASE METROTECH CENTER, FLOOR 3 BROOKLYN NY 11245-0003	8.14%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	70.26%

INSTITUTIONAL SHARES	BAYTETRA & CO C/O STATE STREET CORPORATION 1200 CROWN COLONY DR QUINCY MA 02169-0938	7.11%

	BRISTOL-MYERS SQUIBB CO ATTN: GENERAL ACCOUNTING 777 SCUDDERS MILL RD PLAINSBORO NJ 08536-1695	8.16%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	9.91%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS JPM INDY SWEEP NON DISCLOSED ACCT 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	9.17%

	MERRILL LYNCH PIERCE, FENNER & SMITH INC 200 N COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	7.34%

	ZIMMER HOLDINGS INC ATTN ROBERT MARSHALL VP AND TR 345 E MAIN ST WARSAW IN 46580-2746	10.89%

INVESTOR SHARES	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	82.39%

	SANDRIDGE ENERGY INC. PO BOX 108827 OKLAHOMA CITY OK 73101-8827	5.61%

MORGAN SHARES	BRICS & CO* C/O JPMORGAN WSS OPERATIONS ATTN NAT AMARATANA TX1-J165 14201 DALLAS PKWY DALLAS TX 75254-2916	5.68%

	FIDUCIARY TRUST ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2326	19.81%

	FIDUCIARY TRUST REVENUE ATTN: BANK OPERATIONS 600 5TH AVE NEW YORK NY 10020-2302	33.39%

	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.19%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	5.90%

PREMIER SHARES	HARE & CO # 2 ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	21.95%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	13.14%

	JPMORGAN CHASE BANK, N.A.* FBO ITS CUSTOMERS WSS EOD REGULAR SWEEP 10410 HIGHLAND MANOR DRIVE FLOOR 03 TAMPA FL 33610-9128	18.84%

	JPMORGAN CHASE BANK, N.A.* FBO ITSELF AND ITS CUSTOMERS ATTN: LIQUIDITY OPERATIONS JPMORGAN CHASE BANK NATIONAL ASSOC 10410 HIGHLAND MANOR DR FL 03 TAMPA FL 33610-9128	28.69%

	UBATCO AND CO ATTN TRUST OPERATIONS PO BOX 82529 LINCOLN NE 68501-2529	7.67%

RESERVE SHARES	BEAR STEARNS SECURITIES CORP ATTN DENISE DILORENZO SIEGEL 1 METROTECH CTR N BROOKLYN NY 11201-3832	91.12%

SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

*	The shareholder of record if a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome of any matter requiring the approval of shareholders of the Fund.

J.P. Morgan U.S. Equity Funds

STATEMENT OF ADDITIONAL INFORMATION — PART I

November 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST I (“JPMT I”)

Fund Name	Select	Inst	A	C	R2	R5	R6
JPMorgan Disciplined Equity Fund (the “Disciplined Equity Fund”)	JDESX	JPIEX	JDEAX				JDEUX
JPMorgan Diversified Fund (the “Diversified Fund”)	JDVSX	JPDVX	JDVAX	JDVCX
JPMorgan Dynamic Growth Fund (the “Dynamic Growth Fund”)	JDGSX		DGAAX	DGXCX		DGFRX
JPMorgan Dynamic Small Cap Growth Fund (the “Dynamic Small Cap Growth Fund”)	JDSCX		VSCOX	VSCCX
JPMorgan Equity Focus Fund (the “Equity Focus Fund”)	JPFSX		JPFAX	JPFCX
JPMorgan Equity Low Volatility Income Fund (the “Equity Low Volatility Income Fund”)	*		*	*	*	*	*
JPMorgan Growth and Income Fund (the “Growth and Income Fund”)	VGIIX		VGRIX	VGICX	VGRTX	VGIFX	VGINX
JPMorgan Hedged Equity Fund (the “Hedged Equity Fund”)	JHEQX		JHQAX	JHQCX		JHQPX	JHQRX
JPMorgan Intrepid Advantage Fund (the “Intrepid Advantage Fund”)	JIISX		JICAX	JICCX
JPMorgan Intrepid America Fund (the “Intrepid America Fund”)	JPIAX		JIAAX	JIACX	JIAZX	JIARX	JIAPX
JPMorgan Intrepid Growth Fund (the “Intrepid Growth Fund”)	JPGSX		JIGAX	JCICX	JIGZX	JGIRX	JGISX
JPMorgan Intrepid Value Fund (the “Intrepid Value Fund”)	JPIVX		JIVAX	JIVCX	JIVZX	JIVRX	JIVMX
JPMorgan Mid Cap Equity Fund (the “Mid Cap Equity Fund”)	VSNGX		JCMAX	JMCCX	JMCEX	JMEEX	JPPEX
JPMorgan Small Cap Core Fund (the “Small Cap Core Fund”)	VSSCX
JPMorgan Small Cap Equity Fund (the “Small Cap Equity Fund”)	VSEIX		VSEAX	JSECX	JSEZX	JSERX
JPMorgan U.S. Dynamic Plus Fund (the “U.S. Dynamic Plus Fund”)	JILSX		JPSAX	JPSCX
JPMorgan U.S. Equity Fund (the “U.S. Equity Fund”)	JUESX	JMUEX	JUEAX	JUECX	JUEZX	JUSRX	JUEMX
JPMorgan U.S. Large Cap Core Plus Fund (the “U.S. Large Cap Core Plus Fund”)	JLPSX		JLCAX	JLPCX	JLPZX	JCPRX
JPMorgan U.S. Small Company Fund (the “U.S. Small Company Fund”)	JSCSX	JUSSX	JTUAX	JTUCX	JSCZX		JUSMX
JPMorgan Value Advantage Fund (the “Value Advantage Fund”)	JVASX	JVAIX	JVAAX	JVACX

SAI-USEQ-516

JPMORGAN TRUST II (“JPMT II”)

Fund Name	Select	Inst	A	C	R2	R5	R6
JPMorgan Equity Income Fund (the “Equity Income Fund”)	HLIEX		OIEIX	OINCX	OIEFX	OIERX	OIEJX
JPMorgan Equity Index Fund (the “Equity Index Fund”)	HLEIX		OGEAX	OEICX
JPMorgan Intrepid Mid Cap Fund (the “Intrepid Mid Cap Fund”)	WOOPX		PECAX	ODMCX			WOOSX
JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)	SEEGX		OLGAX	OLGCX	JLGZX	JLGRX	JLGMX
JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)	HLQVX		OLVAX	OLVCX	JLVZX	JLVRX	JLVMX
JPMorgan Market Expansion Enhanced Index Fund (the “Market Expansion Enhanced Index Fund”)	PGMIX		OMEAX	OMECX	JMEZX
JPMorgan Mid Cap Growth Fund (the “Mid Cap Growth Fund”)	HLGEX		OSGIX	OMGCX	JMGZX	JMGFX	JMGMX
JPMorgan Multi-Cap Market Neutral Fund (the “Multi-Cap Market Neutral Fund”)	OGNIX		OGNAX	OGNCX
JPMorgan Small Cap Growth Fund (the “Small Cap Growth Fund”)	OGGFX	JISGX	PGSGX	OSGCX	JSGZX		JGSMX
JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)	PSOPX		PSOAX	OSVCX	JSVZX	JSVRX	JSVUX

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST (“JPMMFIT”)

Fund Name	Select	Inst	A	C	R2	R5	R6
JPMorgan Growth Advantage Fund (the “Growth Advantage Fund”)	JGASX		VHIAX	JGACX		JGVRX	JGVVX

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. (“JPMFMFG”)

Fund Name	Select	Inst	A	C	R2	R5	R6
JPMorgan Mid Cap Value Fund (the “Mid Cap Value Fund”)	JMVSX	FLMVX	JAMCX	JCMVX	JMVZX

*	An exchange ticker symbol is not available for this share class.

(each a “Fund” and collectively, the “Funds” or the “Equity Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated November 1, 2015, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Reports relating to the Funds dated June 30, 2015 (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, OH 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O Box 8528

Boston, MA 02266-8528

1-800-480-4111

PART I

PRINCIPAL SHAREHOLDERS	ATTACHMENT I-A

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMT I Historical Information

JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. Each of the Funds which is a series of JPMT I (except Dynamic Growth Fund, Equity Focus Fund, Hedged Equity Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund, U.S. Research Equity Plus Fund and Value Advantage Fund) is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor J.P. Morgan Funds”). Each of the Predecessor J.P. Morgan Funds (other than Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, Intrepid Value Fund (the “Predecessor Intrepid Funds”)) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

The Predecessor J.P. Morgan Funds, other than the Predecessor Intrepid Funds, were formerly series of the following business trusts (the “Predecessor JPMorgan Trusts”):

J.P. Morgan Institutional Funds (“JPMIF”) JPMorgan Disciplined Equity Fund JPMorgan Diversified Fund JPMorgan U.S. Equity Fund JPMorgan U.S. Small Company Fund	J.P. Morgan Mutual Fund Select Group (“JPMMFSG”) JPMorgan Mid Cap Equity Fund JPMorgan Small Cap Core Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”) JPMorgan Dynamic Small Cap Growth Fund JPMorgan Growth and Income Fund JPMorgan Small Cap Equity Fund	J.P. Morgan Mutual Fund Series (“JPMMFS”) JPMorgan Intrepid Advantage Fund JPMorgan Intrepid America Fund JPMorgan Intrepid Growth Fund JPMorgan Intrepid Value Fund

Shareholders of each of the Predecessor J.P. Morgan Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor JPMorgan Trusts (other than JPMMFS), on behalf of the Predecessor J.P. Morgan Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor J.P. Morgan Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Growth Advantage Fund and the Mid Cap Value Fund) in this SAI prior to the Closing Date refers to the Predecessor J.P. Morgan Funds or One Group Mutual Funds.

JPMMFIT Historical Information

The Growth Advantage Fund (formerly JPMorgan Mid Cap Growth Fund) is a series of JPMMFIT, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.

Part I - 1

JPMFMFG Historical Information

The Mid Cap Value Fund is a series of JPMFMFG, a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

REORGANIZATIONS OF FUNDS. After the close of business on February 18, 2005, certain “Predecessor J.P. Morgan Funds” and One Group Mutual Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Equity Income Fund	One Group Equity Income Fund (now known as JPMorgan Equity Income Fund)
JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund (now known as JPMorgan Large Cap Growth Fund)
JPMorgan Small Cap Growth Fund; JPMorgan U.S. Small Company Opportunities Fund	One Group Small Cap Growth Fund (now known as JPMorgan Small Cap Growth Fund)
One Group Balanced Fund	JPMorgan Diversified Fund
One Group Diversified Equity Fund	JPMorgan U.S. Equity Fund

On June 26, 2009, certain J.P. Morgan Funds were involved in reorganizations with other J.P. Morgan Funds as follows:

Acquired Funds	Acquiring Funds
JPMorgan Capital Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

On March 14, 2014, the JPMorgan Mid Cap Core Fund was acquired by the JPMorgan Mid Cap Equity Fund.

Fund Names. As of November 1, 2007, the JPMorgan Intrepid Long/Short Fund changed its name to the JPMorgan Intrepid Plus Fund. As of May 3, 2010, the JPMorgan Intrepid Plus Fund changed its name to the JPMorgan U.S. Dynamic Plus Fund. As of June 29, 2007, the JPMorgan Dynamic Small Cap Fund changed its name to the JPMorgan Dynamic Small Cap Growth Fund. As of April 30, 2013, the JPMorgan Market Expansion Index Fund changed its name to the JPMorgan Market Expansion Enhanced Index Fund.

Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
One Group Diversified Mid Cap Fund	JPMorgan Intrepid Mid Cap Fund*
One Group Equity Income Fund	JPMorgan Equity Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund**
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund***
JPMorgan Intrepid Investor Fund	JPMorgan Intrepid Advantage Fund****
JPMorgan Trust Small Cap Equity Fund	JPMorgan Small Cap Core Fund

*	As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Fund. The name was changed to the JPMorgan Intrepid Mid Cap Fund effective July 29, 2005.
**	As of February 19, 2005, the Fund was named the JPMorgan Market Expansion Index Fund. The name was changed to the JPMorgan Market Expansion Enhanced Index Fund effective April 30, 2013.
***	As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Growth Fund. The name was changed to the JPMorgan Mid Cap Growth Fund effective June 27, 2009.
****	As of February 19, 2005, the Fund was named JPMorgan Intrepid Contrarian Fund. The name was changed to JPMorgan Intrepid Multi Cap Fund effective April 10, 2006. The name was further changed to JPMorgan Intrepid Advantage Fund effective February 28, 2013.

Part I - 2

In addition, effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

Former Name	Name As Of May 1, 2003
J. P. Morgan Select Mid Cap Equity	JPMorgan Mid Cap Equity Fund
J. P. Morgan Select Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund*

*	As of February 19, 2005, the JPMorgan Trust Small Cap Equity Fund became the JPMorgan Small Cap Core Fund.

Share Classes

Share Classes. Shares in the Funds are generally offered in multiple classes. The following chart shows the share classes offered (or which may be offered in the future) by each of the Funds as of the date of this SAI:

Fund	Class A		Class C		Select Class		Institutional Class	Class R2		Class R5		Class R6
Disciplined Equity Fund	X				X		X					X	[2]
Diversified Fund	X	[1]	X		X		X
Dynamic Growth Fund	X		X		X					X
Dynamic Small Cap Growth Fund	X	[1]	X		X
Equity Focus Fund[3]	X		X		X
Equity Income Fund	X	[1]	X		X			X	[4]	X	[4]	X	[5]
Equity Index Fund	X	[1]	X		X
Equity Low Volatility Income Fund	X	*	X	*	X	*		X	*	X	*	X	*
Growth Advantage Fund	X	[1]	X		X					X		X	[6]
Growth and Income Fund	X	[1]	X		X			X	[7]	X	[7]	X	[7]
Hedged Equity Fund[8]	X		X		X					X		X
Intrepid Advantage Fund	X		X		X
Intrepid America Fund	X		X		X			X		X		X	[7]
Intrepid Growth Fund	X		X		X			X		X		X	[7]
Intrepid Mid Cap Fund	X	[1]	X		X							X	[7]
Intrepid Value Fund	X		X		X			X		X		X	[9]
Large Cap Growth Fund	X	[1]	X		X			X		X		X	[9]
Large Cap Value Fund	X	[1]	X		X			X		X		X	[9]
Market Expansion Enhanced Index Fund	X	[1]	X		X			X
Mid Cap Equity Fund	X		X		X			X	[10]	X	[10]	X	[10]
Mid Cap Growth Fund	X	[1]	X		X			X		X	[11]	X	[11]
Mid Cap Value Fund	X	[1]	X		X		X	X
Multi-Cap Market Neutral Fund	X	[1]	X		X
Small Cap Core Fund					X
Small Cap Equity Fund	X	[1]	X		X			X		X
Small Cap Growth Fund	X	[1]	X		X		X	X				X	[9]
Small Cap Value Fund	X	[1]	X		X			X		X		X	[2]
U.S. Dynamic Plus Fund	X		X		X
U.S. Equity Fund	X	[1]	X		X		X	X		X		X	[9]
U.S. Large Cap Core Plus Fund	X		X		X			X		X
U.S. Small Company Fund	X		X		X		X	X	[11]			X	[11]
Value Advantage Fund	X		X		X		X

*	The share class is not currently offered to the public.
1	Effective June 19, 2015, Class B Shares of these Funds were automatically converted into Class A Shares. Class B shares were previously subject to an automatic conversion right to Class A shares after 8 years, but in May 2015, it was determined that the conversion schedule would be accelerated and all of the remaining Class B shares (which had not been sold since 2009) would be converted to Class A shares.
2	Class R6 Shares of the Disciplined Equity Fund and Small Cap Value Fund were named Ultra Shares prior to 11/30/10.
3	The Equity Focus Fund was first offered as of 7/29/11.
4	Class R2 and Class R5 Shares of the Equity Income Fund were first offered as of 2/25/11.
5	Class R6 Shares of the Equity Income Fund were first offered as of 1/27/12.
6	Class R6 Shares of the Growth Advantage Fund were first offered as of 12/23/13.
7	Class R6 Shares of the Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund, as well as Class R2, Class R5 and Class R6 Shares of the Growth and Income Fund were first offered as of 11/1/15.
8	The Hedged Equity Fund was first offered as of 12/13/13.
9	Class R6 Shares of the Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund and U.S. Equity Fund were first offered as of 11/30/10.

Part I - 3

10	Class R2, Class R5 and Class R6 Shares of the Mid Cap Equity Fund were first offered as of 3/14/14.
11	Class R5 and Class R6 Shares of the Mid Cap Growth Fund and Class R2 and Class R6 Shares of the U.S. Small Company Fund were first offered as of 11/1/11.

All share classes of the Dynamic Small Cap Growth Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Growth Fund and U.S. Large Cap Core Plus Fund are not available for purchase by new investors except as described in the Funds’ Prospectuses.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMorgan Trust III (“JPMT III”), JPMMFIT and JPMFMFG (each a “J.P. Morgan Fund”, and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”) or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI, and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT POLICIES

The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Fund’s Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval. For purposes of this SAI, the Securities Act of 1933 is defined herein as the “1933 Act” or the “Securities Act”.

Except for each of the restrictions on borrowings set forth below in each set of Fundamental Investment policies, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating policy on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if

Part I - 4

such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in the SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries”, to the extent such term is applicable, means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Shareholders of the Dynamic Small Cap Growth Fund, the Growth Advantage Fund, the Growth and Income Fund, the Mid Cap Equity Fund, the Small Cap Core Fund and the Small Cap Equity Fund must be given at least 30 days’ prior written notice of any change in such Fund’s investment objectives.

In addition, each of the Funds, except the Diversified Fund, Dynamic Growth Fund, Growth Advantage Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund has an 80% investment policy which is described in such Fund’s Prospectuses. In calculating assets for purposes of each Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Investment Policies of Funds that Are Series of JPMT I, JPMFMFG and JPMMFIT

Investment Policies of the Equity Focus Fund, Equity Low Volatility Income Fund and the Hedged Equity Fund

Fundamental Investment Policies. Each of the Funds:

(1)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(2)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(3)	May not borrow money, except to the extent permitted by applicable law;

(4)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

Part I - 5

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

(6)	May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities; and

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

(8)	In the case of the Hedged Equity Fund and Equity Low Volatility Fund, may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

For the purposes of investment restriction (5) above, real estate includes real estate limited partnerships.

Non-Fundamental Investment Policies.

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investment Policies of the Mid Cap Value Fund

Fundamental Investment Policies. The Fund may not:

(1)	Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This policy applies to 75% of the Fund’s total assets.

(2)	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)

Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

(4)

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

(5)	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

(6)	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Part I - 6

(7)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Non-Fundamental Investment Policies. The Fund may not:

(1)	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, provided, the Fund may segregate assets without limit in order to comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(2)	Invest in companies for the purpose of exercising control.

(3)	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(4)	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

(5)	Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(6)	Enter into a futures contract or options transaction if the Fund’s total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund’s total assets, and the Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund’s custodian or will otherwise comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

(7)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investment Policies of the Diversified Fund, the Disciplined Equity Fund, the U.S. Dynamic Plus Fund, the U.S. Equity Fund, the U.S. Large Cap Core Plus Fund and the U.S. Small Company Fund

Fundamental Investment Policies. Each of the Funds:

(1)	May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

(2)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. For purposes of fundamental investment policies regarding industry concentration, a Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

(3)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

(4)	May not borrow money, except to the extent permitted by applicable law.

(5)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and, in the case of the Diversified Fund, make direct investments in mortgages.

(7)

May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on

Part I - 7

financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(8)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. Each of the Funds:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

(2)	May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this policy shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(4)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act (except that the policy does not apply to the Diversified Fund).

Investment Policies of the Dynamic Small Cap Growth Fund, the Growth and Income Fund and the Small Cap Equity Fund

Fundamental Investment Policies. With respect to the Growth and Income Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company (“master portfolio”) in which it invests, the Fund’s investment objective and policies shall be identical to the master portfolio’s investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund’s investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.

Each of the Funds:

(1)	May not borrow money, except to the extent permitted by applicable law.

(2)	May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.

(3)	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this policy.

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

(6)

May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable

Part I - 8

regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

(8)	May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Non-Fundamental Investment Policies. Each of the Funds:

(1)	May not with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(2)	May not make short sales of securities, other than short sales “against the box”, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

(3)	May not purchase or sell interests in oil, gas or mineral leases.

(4)	May not invest more than 15% of its net assets in illiquid securities.

(5)	May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)	Except as specified above, may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

(7)	May not (other than Growth and Income Fund) acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(8)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Investment Policies of the Dynamic Growth Fund

Fundamental Investment Policies. The Fund:

(1)	May not purchase the securities of any issuer if as a result more than 25% of the Fund's total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(2)	May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(3)	May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(4)	May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

Part I - 9

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

(6)	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time;

(7)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and

(8)	As a matter of fundamental policy, notwithstanding any other investment policy, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

For the purposes of investment policy (5) above, real estate includes real estate limited partnerships.

Non-Fundamental Investment Policies. The Fund:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(3)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investment Policies of the Growth Advantage Fund

Fundamental Investment Policies. The Fund:

(1)

May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund’s total assets must be repaid before the Fund may make additional investments.

(2)	May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.

(3)	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

(6)

May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted

Part I - 10

under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

(7)	May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Growth Advantage Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (2) above, loan participations are considered to be debt instruments. For purposes of investment policy (5) above, real estate includes real estate limited partnerships. For purposes of investment policy (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3) above.

Non-Fundamental Investment Policies. The Fund:

(1)	May not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions or policies and investment program of the Fund.

(2)	May not purchase or sell interests in oil, gas or mineral leases.

(3)	May not invest more than 15% of its net assets in illiquid securities.

(4)	May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(5)	Except as specified above, may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(6)	May not, with respect to 50% of its assets, hold more than 10% of the outstanding shares of issuers.

(7)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the investment policies regarding the Growth Advantage Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

In order to permit the sale of its shares in certain states, the Growth Advantage Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

Investment Policies of the Mid Cap Equity Fund and the Small Cap Core Fund

Fundamental Investment Policies. Each of the Funds:

(1)	May not borrow money, except to the extent permitted by applicable law.

(2)	May make loans to other persons, in accordance with such Fund’s investment objective and policies and to the extent permitted by applicable law.

(3)

May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a

Part I - 11

result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

(6)	May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

(8)	May not purchase securities of any issuer if such a purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment policy (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment policy (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (3) above.

Non-Fundamental Investment Policies. Each of the Funds:

(1)	May not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(2)	May not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

(3)	May not purchase or sell interests in oil, gas or mineral leases.

(4)	May not invest more than 15% of its net assets in illiquid securities.

(5)	May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

Part I - 12

(6)	May invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose.

(7)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the investment policies regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Investment Policies of the Intrepid Advantage Fund, the Intrepid America Fund, the Intrepid Growth Fund, the Intrepid Value Fund and the Value Advantage Fund

Fundamental Investment Policies. Each of the Funds:

(1)	May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act of 1940.

(2)	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. For purposes of fundamental investment policies regarding industry concentration, a Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

(3)	May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

(4)	May not borrow money, except to the extent permitted by applicable law.

(5)	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.

(6)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages.

(7)	May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(8)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Policies. Each of the Funds:

(1)	May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

(2)	May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this policy shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(4)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 13

In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as “leverage.”

Investment Policies of Funds that are Series of JPMT II

Fundamental Investment Policies. None of the Funds may:

(1)	Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(4)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(5)	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(7)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(8)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(9)	Issue senior securities except with respect to any permissible borrowings.

(10)	Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

None of the Funds (other than the Multi-Cap Market Neutral Fund) may:

(1)	Purchase securities on margin or sell securities short except, for use of short-term credit necessary for clearance of purchases of portfolio securities.

Non-Fundamental Investment Policies.

The following policy applies to the Equity Index Fund:

(1)	The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

None of the Funds may:

(1)

Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual

Part I - 14

course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
Disciplined Equity Fund	1
Diversified Fund	2
Dynamic Growth Fund	3
Dynamic Small Cap Growth Fund	4
Equity Focus Fund	5
Equity Income Fund	6
Equity Index Fund	7
Equity Low Volatility Income Fund	8
Growth Advantage Fund	9
Growth and Income Fund	10
Hedged Equity Fund	11
Intrepid Advantage Fund	12
Intrepid America Fund	13
Intrepid Growth Fund	14
Intrepid Mid Cap Fund	15
Intrepid Value Fund	16
Large Cap Growth Fund	17
Large Cap Value Fund	18
Market Expansion Enhanced Index Fund	19
Mid Cap Equity Fund	20
Mid Cap Growth Fund	21
Mid Cap Value Fund	22
Multi-Cap Market Neutral Fund	23
Small Cap Core Fund	24
Small Cap Equity Fund	25
Small Cap Growth Fund	26
Small Cap Value Fund	27
U.S Dynamic Plus Fund	28
U.S. Equity Fund	29
U.S. Large Cap Core Plus Fund	30
U.S. Small Company Fund	31
Value Advantage Fund	32

Part I - 15

Instrument	Fund Codes	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	2-4, 6, 9-10, 12-17, 20-22, 24-28, 32	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	3-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-32	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-32	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.	1-32	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-32	Commercial Paper
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	3	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	1-32	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-32	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1-32	Convertible Securities

Part I - 16

Instrument	Fund Codes	Part II Section Reference
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-4, 6-7, 9-10, 12-17, 20-22, 24-29, 31-32	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	2-4, 6, 9-10, 12-16, 20-21, 24-28, 32	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	3	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1-6, 9-10, 12-16, 20-22, 23-32	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1-32	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	2-6, 9-10, 12-16, 20-29, 32	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-32	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s Adviser to be of comparable quality.	2-4, 6, 9-10, 12-17, 20-22, 24-28, 32	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Debt Instruments

Part I - 17

Instrument	Fund Codes	Part II Section Reference
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-6, 8-32	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-32	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-32	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or governments, including governments in less developed countries.	2-4, 6, 9-10, 12-17, 20-22, 24-28, 32	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1-32	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	3-4, 6, 9-10, 12-18, 20-30, 32	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.	1-4, 6, 9-10, 12-18, 20-22, 24-28, 32	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.	2-4, 6, 9-10, 12-18, 20-22, 24-28, 32	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-7, 9-22, 24-32	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	2-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	1-32	Options and Futures Transactions

Part I - 18

Instrument	Fund Codes	Part II Section Reference
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-32	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-32	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-32	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-32	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-22, 24-32	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-6, 9-10, 12-18, 20-22, 24-32	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 4, 6-7, 9-10, 13-22, 24-27, 29, 31	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	2, 4, 9-10, 12-14, 16, 20, 22-25, 28, 30, 32	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-32	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	2-4, 6, 9-10, 12-16, 20-22, 24-30, 32	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	1-4, 6, 9-10, 12-16, 20-22, 24-30, 31-32	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	2-4, 6, 8-10, 12-22, 24-28, 32	Structured Investments

Part I - 19

Instrument	Fund Codes	Part II Section Reference
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-4, 6-7, 9-10, 12-22, 24-32	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	3-4, 6, 9-10, 12-16, 20-22, 24-28, 32	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-32	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1-32	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1-2, 4, 6-7, 9-10, 12-17, 20-22, 24-30, 32	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-32	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry-Safekeeping (“CUBES”).	1-32	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1-6, 9-10, 12-18, 20-28, 32	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-32	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 20

Instrument	Fund Codes	Part II Section Reference
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	2-4, 6, 9-10, 12-17, 20-22, 24-28, 32	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Foreign Investments

Except as noted below, investments in all types of foreign securities will not exceed 20% of the total assets of the Funds (except for the Diversified Fund). Investments in foreign securities shall not exceed 10% of the net assets of the Market Expansion Enhanced Index Fund.

Limitations on the Use of Futures

In addition, none of the JPMT II Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.

Limitations on the Use of Options

Each JPMT II Fund will limit the writing of put and call options to 25% of its net assets. These Funds may enter into over-the-counter option transactions provided there exists an active over-the-counter market for such options that will establish their pricing and liquidity. Broker-dealers with whom a Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Index Investing by the Equity Index Fund and the Market Expansion Enhanced Index Fund

Equity Index Fund. The Equity Index Fund attempts to track the aggregate price and dividend performance of the Standard & Poor’s (“S&P”) 500 Composite Stock Price Index (the “Index”) to achieve a correlation between the performance of the Fund and that of the index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

The Adviser generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

Part I - 21

Market Expansion Enhanced Index Fund. The Market Expansion Enhanced Index Fund invests in stocks of small- and mid-capitalization U.S. companies that are included in the S&P 1000 Index and which trade on national exchanges, as well as over-the-counter stocks that are part of the National Market System. Because the Fund uses an enhanced index strategy, not all of the stocks in the S&P 1000 Index are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. In addition, the Fund may modestly overweight or underweight the sectors and industries within the index. The Fund seeks returns that modestly exceed those of the S&P 1000 Index over the long term with a modest divergence to the benchmark. The Fund’s ability to correlate its performance with the S&P 1000 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of small- and mid-cap stocks.

The S&P 1000 Index is determined, composed and calculated by S&P without regard to the Market Expansion Enhanced Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Enhanced Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Enhanced Index Fund or as to the ability of the S&P 1000 Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 1000 Index or any data included therein.

Limitations on Purchases of Securities. In addition to restrictions imposed on the index funds under the 1940 Act, the Adviser may be restricted from purchasing securities for the Equity Index Fund or the Market Expansion Enhanced Index Fund due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Adviser or its affiliates have discretionary authority or control. As a result, there may be times when the Adviser is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

Use of When-Issued Securities and Forward Commitments

Each JPMT II Fund intends to purchase “when issued” securities only for the purpose of acquiring portfolio securities, not for speculative purposes. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

Investments in Other J.P. Morgan Funds by JPMorgan Diversified Fund

The JPMorgan Diversified Fund can invest in any J.P. Morgan Fund eligible to be an underlying fund for another Fund.

QUALITY DESCRIPTION

The JPMT II Funds may purchase commercial paper consisting of issues rated at the time of purchase in the top two rating categories by at least one a nationally recognized statistical rating organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Corporation (S&P), Prime-2 or better by Moody’s Investor Service Inc. (Moody’s), F-2 or better by Fitch Ratings (Fitch) or R-2 or better by Dominion Bond Rating Service (DBRS)) or if unrated, determined by the Adviser to be of comparable quality.

At the time a JPMT I Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or S&P and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a JPMT I Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

Part I - 22

DIVERSIFICATION

JPMT I, JPMT II, JPMMFIT and JPMFMFG are each a registered open-end investment company. All of the Funds intend to meet the diversification requirement of the 1940 Act, except for the Dynamic Growth Fund and the Equity Focus Fund, which are non-diversified.

For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years (including short sales as noted below).

	Fiscal Year Ended June 30,
Fund	2014	2015
Disciplined Equity Fund	113%	144%
Diversified Fund	58%	49%
Dynamic Growth Fund	55%	74%
Dynamic Small Cap Growth Fund	65%	48%
Equity Focus Fund	76%	52%
Equity Income Fund	20%	22%
Equity Index Fund	5%	5%
Equity Low Volatility Income Fund***	N/A	N/A
Growth Advantage Fund	62%	46%
Growth and Income Fund	42%	39%
Hedged Equity Fund*	36%	42%
Intrepid Advantage Fund	49%	35%
Intrepid America Fund	67%	49%
Intrepid Growth Fund	67%	64%
Intrepid Mid Cap Fund	64%	66%
Intrepid Value Fund	49%	52%
Large Cap Growth Fund	39%	19%
Large Cap Value Fund	168%	143%
Market Expansion Enhanced Index Fund	25%	39%
Mid Cap Equity Fund	47%	41%
Mid Cap Growth Fund	69%	57%
Mid Cap Value Fund	25%	18%
Multi-Cap Market Neutral Fund**	227%	204%
Small Cap Core Fund	51%	56%
Small Cap Equity Fund	30%	20%
Small Cap Growth Fund	58%	50%
Small Cap Value Fund	40%	38%
U.S. Dynamic Plus Fund**	109%	73%
U.S. Equity Fund	73%	79%
U.S. Large Cap Core Plus Fund**	122%	127%
U.S. Small Company Fund	51%	56%
Value Advantage Fund	36%	17%

*	The Fund commenced operations on 12/13/13.
**	The portfolio turnover rate presented includes short sales.
***	The Fund has not commenced operations as of the date of this SAI. Therefore, there is no portfolio turnover rate for the Fund to report at this time.

Part I - 23

The table below sets forth the following Funds’ portfolio turnover rate (excluding short sales) for the two most recently completed fiscal years:

	Fiscal Year Ended 6/30/14	Fiscal Year Ended 6/30/15
Multi-Cap Market Neutral Fund	106%	74%
U.S. Dynamic Plus Fund	72%	54%
U.S. Large Cap Core Plus Fund	90%	94%

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended June 30, 2015:

Committee	Fiscal Year Ended 6/30/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	10
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	5

For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Funds that the Trustee (each of which is an Independent Trustee) oversees in the Family of Investment Companies as of December 31, 2014:

Name of Trustee	Ownership of Disciplined Equity Fund	Ownership of Diversified Fund	Ownership of Dynamic Growth Fund	Ownership of Dynamic Small Cap Growth Fund	Ownership of Equity Focus Fund	Ownership of Equity Income Fund
Independent Trustees
John F. Finn	None	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None	$50,001– $100,000
Robert J Higgins	None	None	None	None	None	Over $100,000
Frankie D. Hughes	None	None	None	None	None	None
Peter C. Marshall	None	None	$50,001– $100,000	None	None	None
Mary E. Martinez	None	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None	None
Mitchell M. Merin	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None	$10,001– $50,000
Dr. Robert A. Oden, Jr.	None	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None

Part I - 24

Name of Trustee	Ownership of Equity Index Fund	Ownership of Equity Low Volatility Income Fund(1)	Ownership of Growth Advantage Fund	Ownership of Growth and Income Fund	Ownership of Hedged Equity Fund	Ownership of Intrepid Advantage Fund	Ownership of Intrepid America Fund	Ownership of Intrepid Growth Fund
Independent Trustees
John F. Finn	None	None	None	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None	None	None	None
Robert J. Higgins	None	None	Over $100,000	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None	None	Over $100,000	None
Mitchell M. Merin	None	None	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None	Over $100,000	None	None
Frederick W. Ruebeck	None	None	None	None	None	None	None	None
James J. Schonbachler	$50,001– $100,000	None	None	None	None	None	None	None

Name of Trustee	Ownership of Intrepid Mid Cap Fund	Ownership of Intrepid Value Fund	Ownership of Large Cap Growth Fund	Ownership of Large Cap Value Fund	Ownership of Market Expansion Enhanced Index Fund
Independent Trustees
John F. Finn	None	None	Over $100,000	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	Over $100,000	None	None	None	None
Mitchell M. Merin	None	None	Over $100,000	None	None
William G. Morton, Jr.	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None

Part I - 25

Name of Trustee	Ownership of Mid Cap Equity Fund	Ownership of Mid Cap Growth Fund	Ownership of Mid Cap Value Fund	Ownership of Multi-Cap Market Neutral Fund	Ownership of Small Cap Core Fund	Ownership of Small Cap Equity Fund
Independent Trustees
John F. Finn	None	Over $100,000	None	None	None	None
Dr. Matthew Goldstein	None	None	$10,001– $50,000	None	None	$10,001– $50,000
Robert J Higgins	None	None	Over $100,000	None	None	None
Frankie D. Hughes	None	None	None	None	None	None
Peter C. Marshall	$50,001– $100,000	None	None	None	$50,001– $100,000	None
Mary E. Martinez	None	None	None	None	None	None
Marilyn McCoy	None	None	Over $100,000	None	None	None
Mitchell M. Merin	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None

Name of Trustee	Ownership of Small Cap Growth Fund	Ownership of Small Cap Value Fund	Ownership of U.S. Dynamic Plus Fund	Ownership of U.S. Equity Fund	Ownership of U.S. Large Cap Core Plus Fund
Independent Trustees
John F. Finn	None	None	Over $100,000	None	Over $100,000
Dr. Matthew Goldstein	None	None	None	$50,001– $100,000	Over $100,000
Robert J. Higgins	Over $100,000	None	None	Over $100,000	Over $100,000
Frankie D. Hughes	None	None	None	None	None
Peter C. Marshall	None	$50,001– $100,000	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	Over $100,000	Over $100,000	None	None	None
Mitchell M. Merin	None	None	None	None	None
William G. Morton, Jr.	Over $100,000	None	None	Over $100,000	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None

Name of Trustee	Ownership of U.S. Small Company Fund	Ownership of Value Advantage Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(2)(3)
Independent Trustees
John F. Finn	Over $100,000	None	Over $100,000
Dr. Matthew Goldstein	None	None	Over $100,000
Robert J. Higgins	None	Over $100,000	Over $100,000

Part I - 26

Name of Trustee	Ownership of U.S. Small Company Fund	Ownership of Value Advantage Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(2)(3)
Frankie D. Hughes	None	None	Over $100,000
Peter C. Marshall	None	$50,001– $100,000	Over $100,000
Mary E. Martinez	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Mitchell M. Merin	None	None	Over $100,000
William G. Morton, Jr.	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marian U. Pardo	None	None	Over $100,000
Frederick W. Ruebeck	None	None	Over $100,000
James J. Schonbachler	None	None	Over $100,000

(1)	The Fund has not commenced operations as of the date of this SAI. Therefore, the Trustees do not own any shares of the Fund.
(2)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eleven registered investment companies (147 Funds).
(3)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2014 through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Advisers or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisers or JPMDS.

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group is being performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

	Independent Trustees
FUNDS	John F. Finn	Dr. Matthew Goldstein	Robert J. Higgins	Frankie D. Hughes	Peter C. Marshall	Mary E. Martinez	Marilyn McCoy
Disciplined Equity Fund	$2,731	$4,041	$2,522	$2,357	$2,919	$2,357	$2,731
Diversified Fund	773	1,144	719	667	826	667	773
Dynamic Growth Fund	173	256	160	150	185	150	173
Dynamic Small Cap Growth Fund	380	562	355	328	406	328	380
Equity Focus Fund	38	56	34	33	40	33	38
Equity Income Fund	4,756	7,036	4,404	4,104	5,082	4,104	4,756
Equity Index Fund	1,321	1,954	1,233	1,140	1,411	1,140	1,321
Equity Low Volatility Income Fund(8)	None	None	None	None	None	None	None
Growth Advantage Fund	2,301	3,403	2,134	1,985	2,458	1,985	2,301
Growth and Income Fund	307	453	285	265	327	265	307

Part I - 27

	Independent Trustees
FUNDS	John F. Finn		Dr. Matthew Goldstein	Robert J. Higgins		Frankie D. Hughes	Peter C. Marshall		Mary E. Martinez	Marilyn McCoy
Hedged Equity Fund	$8		$12	$7		$7	$9		$7	$8
Intrepid Advantage Fund	11		16	10		9	12		9	11
Intrepid America Fund	1,987		2,940	1,845		1,715	2,123		1,715	1,987
Intrepid Growth Fund	542		802	506		468	580		468	542
Intrepid Mid Cap Fund	409		605	381		353	437		353	409
Intrepid Value Fund	987		1,459	917		851	1,054		851	987
Large Cap Growth Fund	10,346		15,307	9,654		8,929	11,055		8,929	10,346
Large Cap Value Fund	556		823	518		480	594		480	556
Market Expansion Enhanced Index Fund	1,052		1,556	981		908	1,124		908	1,052
Mid Cap Equity Fund	1,491		2,205	1,362		1,286	1,593		1,286	1,491
Mid Cap Growth Fund	1,403		2,075	1,304		1,211	1,499		1,211	1,403
Mid Cap Value Fund	10,316		15,262	9,607		8,903	11,022		8,903	10,316
Multi-Cap Market Neutral Fund	293		434	273		253	313		253	293
Small Cap Core Fund	461		682	429		398	492		398	461
Small Cap Equity Fund	2,251		3,330	2,099		1,942	2,405		1,942	2,251
Small Cap Growth Fund	783		1,158	731		675	836		675	783
Small Cap Value Fund	992		1,468	923		856	1,060		856	992
U.S. Dynamic Plus Fund	188		279	175		163	201		163	188
U.S. Equity Fund	7,070		10,459	6,567		6,101	7,554		6,101	7,070
U.S. Large Cap Core Plus Fund	6,988		10,339	6,492		6,031	7,467		6,031	6,988
U.S. Small Company Fund	325		481	299		281	347		281	325
Value Advantage Fund	4,708		6,966	4,341		4,063	5,031		4,063	4,708

Total Compensation Paid from “Fund Complex”(1)	365,000	(2)	540,000	340,000	(3)	315,000	390,000	(4)	315,000	365,000

	Independent Trustees
FUNDS	Mitchell M. Merin	William G. Morton, Jr.	Dr. Robert A. Oden, Jr.	Marian U. Pardo	Frederick W. Ruebeck	James J. Schonbachler
Disciplined Equity Fund	$2,731	$2,357	$2,357	$2,357	$2,731	$2,731
Diversified Fund	773	667	667	667	773	773
Dynamic Growth Fund	173	150	150	150	173	173
Dynamic Small Cap Growth Fund	380	328	328	328	380	380
Equity Focus Fund	38	33	33	33	38	38
Equity Income Fund	4,756	4,104	4,104	4,104	4,756	4,756
Equity Index Fund	1,321	1,140	1,140	1,140	1,321	1,321
Growth Advantage Fund	2,301	1,985	1,985	1,985	2,301	2,301
Growth and Income Fund	307	265	264	265	306	306
Hedged Equity Fund	8	7	7	7	8	8
Intrepid Advantage Fund	11	9	9	9	11	11
Intrepid America Fund	1,987	1,715	1,715	1,715	1,987	1,987
Intrepid Growth Fund	542	468	468	468	542	542
Intrepid Mid Cap Fund	409	353	353	353	409	409
Intrepid Value Fund	987	851	851	851	987	987
Large Cap Growth Fund	10,346	8,929	8,929	8,929	10,346	10,346
Large Cap Value Fund	556	480	480	480	556	556
Market Expansion Enhanced Index Fund	1,052	908	908	908	1,052	1,052
Mid Cap Equity Fund	1,491	1,286	1,286	1,286	1,491	1,491
Mid Cap Growth Fund	1,403	1,211	1,211	1,211	1,403	1,403
Mid Cap Value Fund	10,316	8,903	8,903	8,903	10,316	10,316
Multi-Cap Market Neutral Fund	293	253	253	253	293	293
Small Cap Core Fund	461	398	398	398	461	461
Small Cap Equity Fund	2,251	1,942	1,942	1,942	2,251	2,251

Part I - 28

	Independent Trustees
FUNDS	Mitchell M. Merin	William G. Morton, Jr.	Dr. Robert A. Oden, Jr.		Marian U. Pardo	Frederick W. Ruebeck		James J. Schonbachler
Small Cap Growth Fund	$783	$675	$675		$675	$783		$783
Small Cap Value Fund	992	856	856		856	992		992
U.S. Dynamic Plus Fund	188	163	163		163	188		188
U.S. Equity Fund	7,070	6,101	6,101		6,101	7,070		7,070
U.S. Large Cap Core Plus Fund	6,988	6,031	6,031		6,031	6,988		6,988
U.S. Small Company Fund	325	281	281		281	325		325
Value Advantage Fund	4,708	4,063	4,063		4,063	4,708		4,708

Total Compensation Paid from “Fund Complex”(1)	365,000	315,000	315,000	(5)	315,000	365,000	(6)	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (147 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.
(8)	The Fund has not commenced operations as of the date of this SAI. Therefore, the Trustees have not received any compensation from the Fund.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended 6/30/13		Fiscal Year Ended 6/30/14		Fiscal Year Ended 6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Disciplined Equity Fund	$3,565	$(50)	$7,611	$(235)	$13,995	$(374)
Diversified Fund	3,165	(1,033)	4,379	(1,388)	4,949	(2,100)
Dynamic Growth Fund	309	(30)	1,207	—	1,803	(103)
Dynamic Small Cap Growth Fund	2,612	(15)	3,606	(22)	3,090	(395)
Equity Focus Fund	—	(23)	172	(39)	454	(63)
Equity Income Fund	12,481	(162)	23,216	(846)	35,638	(461)
Equity Index Fund	1,695	(2,722)	2,016	(2,709)	2,246	(2,638)
Equity Low Volatility Income Fund[1]	N/A	N/A	N/A	N/A	N/A	N/A
Growth Advantage Fund	10,315	(79)	18,632	(148)	27,254	(250)
Growth and Income Fund	1,367	(12)	1,695	(19)	1,915	(17)
Hedged Equity Fund[2]	N/A	N/A	—	(4)	104	(193)
Intrepid Advantage Fund	2	(71)	6	(88)	27	(110)
Intrepid America Fund	12,930	(112)	11,399	(150)	13,464	(195)
Intrepid Growth Fund	4,439	(40)	3,987	(36)	3,815	(755)
Intrepid Mid Cap Fund	2,961	(26)	3,703	(30)	4,660	(443)
Intrepid Value Fund	3,833	(2,352)	5,028	(790)	5,709	(976)
Large Cap Growth Fund	47,725	(1,101)	71,791	(1,299)	76,364	(555)
Large Cap Value Fund	2,518	(20)	3,009	(94)	3,201	(25)
Market Expansion Enhanced Index Fund	3,188	(63)	3,709	(80)	3,115	(542)
Mid Cap Equity Fund	6,035	(221)	9,282	(1,053)	18,720	(1,122)
Mid Cap Growth Fund	7,703	(1,937)	11,118	(1,203)	15,015	(928)
Mid Cap Value Fund	62,427	(5,653)	85,732	(8,514)	95,897	(7,617)
Multi-Cap Market Neutral Fund	5,411	(319)	4,566	(403)	3,338	(1,178)

Part I - 29

	Fiscal Year Ended 6/30/13		Fiscal Year Ended 6/30/14		Fiscal Year Ended 6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Small Cap Core Fund	$2,373	$(584)	$4,006	$(101)	$3,159	$(1,656)
Small Cap Equity Fund	16,162	(269)	19,931	(602)	20,206	(1,611)
Small Cap Growth Fund	4,635	(742)	6,665	(554)	7,163	(354)
Small Cap Value Fund	4,687	(44)	8,008	(400)	10,414	(228)
U.S. Dynamic Plus Fund	1,470	(600)	2,019	(450)	2,206	(863)
U.S. Equity Fund	28,811	(288)	37,416	(403)	47,545	(766)
U.S. Large Cap Core Plus Fund	58,618	(14,858)	73,877	(20,194)	87,133	(27,575)
U.S. Small Company Fund	495	(132)	2,035	(116)	4,280	(137)
Value Advantage Fund	13,959	(572)	33,854	(1,920)	58,747	(4,225)

1	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any investment advisory fees. For more information about the investment adviser, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.
2	The Fund commenced operations on 12/13/13.

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of June 30, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Disciplined Equity Fund
Raffaele Zingone	25	$5,847,531	3	$1,334,667	18	$7,959,062
Steven Lee	3	979,010	3	284,361	1	199,175
Aryeh Glatter	3	269,849	2	968,144	3	1,077,975

Diversified Fund
Michael Schoenhaut	24	48,663,653	27	41,217,013	0	0
Nicole Goldberger	6	9,059,605	3	153,237	23	7,817,236
John Speer	1	1,159,655	4	1,214,891	0	0

Dynamic Growth Fund
Greg Luttrell	4	1,646,627	1	381,026	2	698,054

Dynamic Small Cap Growth Fund
Eytan Shapiro	4	1,525,951	3	495,169	4	538,618

Equity Focus Fund
Jonathan Simon	17	36,542,414	7	7,459,184	31	3,200,267
Greg Luttrell	4	1,900,258	1	381,026	2	698,054

Equity Income Fund
Clare Hart	3	2,130,626	1	173,559	25	10,638,011
Jonathan Simon	17	36,542,414	7	7,459,184	31	3,200,267

Equity Index Fund
Michael Loeffler	5	16,215,503	2	2,263,408	5	521,104
Nicholas D’Eramo	5	16,215,503	1	773,804	4	308,914

Equity Low Volatility Income Fund
Dennis Ruhl	26	15,981,884	13	2,760,748	15	1,268,217
Hamilton Reiner	1	201,864	0	0	0	0
Jason Alonzo	7	7,008,520	7	1,768,046	8	392,780
Phillip Hart	17	8,572,262	5	815,904	7	875,435
Pavel Vaynshtok	6	6,986,351	4	1,763,446	6	301,580

Part I - 30

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Growth Advantage Fund
Timothy Parton	9	$9,059,747	2	$1,499,853	4	$270,784

Growth and Income Fund
Jonathan Simon	17	36,542,414	7	7,459,184	31	3,200,267
Clare Hart	3	11,904,160	1	173,559	25	10,638,011

Hedged Equity Fund
Hamilton Reiner	1	0	0	0	0	0
Raffaele Zingone	25	13,399,495	3	1,334,667	18	7,959,062

Intrepid Advantage Fund
Dennis Ruhl	26	15,959,214	13	2,760,748	15	1,268,217
Jason Alonzo	7	6,985,850	7	1,768,046	8	392,780
Garrett Fish	0	0	3	4,600	2	91,202

Intrepid America Fund
Dennis Ruhl	26	12,270,243	13	2,760,748	15	1,268,217
Jason Alonzo	7	3,296,879	7	1,768,046	8	392,780
Pavel Vaynshtok	6	3,274,710	4	1,763,446	6	301,580

Intrepid Growth Fund
Dennis Ruhl	26	14,926,853	13	2,760,748	15	1,268,217
Jason Alonzo	7	5,953,489	7	1,768,046	8	392,780
Pavel Vaynshtok	6	5,930,820	4	1,763,446	6	301,580

Intrepid Mid Cap Fund
Dennis Ruhl	26	15,006,881	13	2,760,748	15	1,268,217
Phillip Hart	17	7,597,259	5	815,904	7	875,435

Intrepid Value Fund
Dennis Ruhl	26	14,194,326	13	2,760,748	15	1,268,217
Jason Alonzo	7	5,220,962	7	1,768,046	8	392,780
Pavel Vaynshtok	6	5,198,793	4	1,763,446	6	301,580

Large Cap Growth Fund
Giri Devulapally	1	1,011,582	3	1,260,711	15	2,898,328

Large Cap Value Fund
Scott Blasdell	1	203,098	1	78,294	1	212,628

Market Expansion Enhanced Index Fund
Dennis Ruhl	26	14,633,390	13	2,760,748	15	1,268,217
Phillip Hart	17	7,223,768	5	815,904	7	875,435

Mid Cap Equity Fund
Jonathan Simon	17	36,542,414	7	7,459,184	31	3,200,267
Timothy Parton	9	10,930,639	2	1,499,853	4	270,784

Mid Cap Growth Fund
Timothy Parton	9	11,172,693	2	1,499,853	4	270,784
Felise Agranoff*	2	2,128,099	0	0	2	27,541

Mid Cap Value Fund
Jonathan Simon	16	20,554,872	7	7,459,184	31	3,200,267
Lawrence Playford	6	15,567,484	2	1,514,921	24	1,966,655
Gloria Fu	5	14,373,513	3	2,708,892	23	1,801,868

Multi-Cap Market Neutral Fund
Dennis Ruhl	26	15,690,926	13	2,760,748	15	1,268,217
Jason Alonzo	7	6,717,563	7	1,768,046	8	392,780
Pavel Vaynshtok	6	6,695,393	4	1,763,446	6	301,580

Part I - 31

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Small Cap Core Fund
Dennis Ruhl	26	$15,166,613	13	$2,760,748	15	$1,268,217
Phillip Hart	17	7,756,991	5	815,904	7	875,435

Small Cap Equity Fund
Don San Jose	1	393,225	2	902,440	2	197,722
Daniel J. Percella	1	393,225	2	508,888	2	197,722

Small Cap Growth Fund
Eytan Shapiro	4	788,859	3	495,169	4	538,618

Small Cap Value Fund
Dennis Ruhl	26	14,114,953	13	2,760,748	15	1,268,217
Phillip Hart	17	6,705,331	5	815,904	7	875,435

U.S. Dynamic Plus Fund
Dennis Ruhl	26	15,672,979	13	2,760,748	15	1,268,217
Shudong Huang	0	0	3	456,875	0	0

U.S. Equity Fund
Thomas Luddy	7	13,618,053	7	9,898,726	19	3,669,522
Susan Bao	8	15,002,020	4	2,245,993	29	13,882,939
Helge Skibeli	4	3,096,937	3	1,861,165	29	5,149,633
Scott Davis	0	0	1	134,651	0	0

U.S. Large Cap Core Plus Fund
Thomas Luddy	7	7,229,980	7	9,898,726	19	3,669,522
Susan Bao	8	4,020,229	4	2,245,993	29	13,882,939

U.S. Small Company Fund
Dennis Ruhl	26	15,015,570	13	2,760,748	15	1,268,217
Phillip Hart	17	7,605,948	5	815,904	7	875,435

Value Advantage Fund
Jonathan Simon	16	25,266,013	7	7,459,184	31	3,200,267
Lawrence Playford	6	20,278,625	2	1,514,921	24	1,966,655
Gloria Fu	5	19,084,654	3	2,708,892	23	1,801,868

*	As of November 30, 2015

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of June 30, 2015.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Disciplined Equity Fund
Raffaele Zingone	0	$0	0	$0	6	$10,152,620
Steven Lee	0	0	0	0	1	586,651
Aryeh Glatter	0	0	0	0	2	281,753

Diversified Fund
Michael Schoenhaut	0	0	0	0	2	2,244,428
Nicole Goldberger	0	0	0	0	0	0
John Speer	0	0	0	0	0	0

Dynamic Growth Fund
Greg Luttrell	0	0	0	0	0	0

Dynamic Small Cap Growth Fund
Eytan Shapiro	0	0	0	0	0	0

Part I - 32

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Equity Focus Fund
Jonathan Simon	0	$0	0	$0	0	$0
Greg Luttrell	0	0	0	0	0	0

Equity Income Fund
Clare Hart	0	0	0	0	0	0
Jonathan Simon	0	0	0	0	0	0

Equity Index Fund
Michael Loeffler	0	0	0	0	1	217,734
Nicholas D’Eramo	0	0	0	0	0	0

Equity Low Volatility Income Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Hamilton Reiner	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Phillip Hart	0	0	0	0	0	0
Pavel Vaynshtok	0	0	0	0	0	0

Growth Advantage Fund
Timothy Parton	0	0	0	0	0	0

Growth and Income Fund
Jonathan Simon	0	0	0	0	0	0
Clare Hart	0	0	0	0	0	0

Hedged Equity Fund
Hamilton Reiner	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	6	10,152,620

Intrepid Advantage Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Jason Alonzo	0	0	0	0	0	0
Garrett Fish	1	1,297,795	0	0	0	0

Intrepid America Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Jason Alonzo	0	0	0	0	0	0
Pavel Vaynshtok	0	0	0	0	0	0

Intrepid Growth Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Jason Alonzo	0	0	0	0	0	0
Pavel Vaynshtok	0	0	0	0	0	0

Intrepid Mid Cap Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Phillip Hart	0	0	0	0	0	0

Intrepid Value Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Jason Alonzo	0	0	0	0	0	0
Pavel Vaynshtok	0	0	0	0	0	0

Large Cap Growth Fund
Giri Devulapally	0	0	0	0	0	0

Large Cap Value Fund
Scott Blasdell	0	0	0	0	0	0

Part I - 33

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Market Expansion Enhanced Index Fund
Dennis Ruhl	1	$1,297,795	1	$150,597	0	$0
Phillip Hart	0	0	0	0	0	0

Mid Cap Equity Fund
Jonathan Simon	0	0	0	0	0	0
Timothy Parton	0	0	0	0	0	0

Mid Cap Growth Fund
Timothy Parton	0	0	0	0	0	0
Felise Agranoff*	0	0	0	0	0	0

Mid Cap Value Fund
Jonathan Simon	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0

Multi-Cap Market Neutral Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Jason Alonzo	0	0	0	0	0	0
Pavel Vaynshtok	0	0	0	0	0	0

Small Cap Core Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Phillip Hart	0	0	0	0	0	0

Small Cap Equity Fund
Don San Jose	0	0	1	184,006	0	0
Daniel J.Percella	0	0	1	577,558	0	0

Small Cap Growth Fund
Eytan Shapiro	0	0	0	0	0	0

Small Cap Value Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Phillip Hart	0	0	0	0	0	0

U.S. Dynamic Plus Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Shudong Huang	0	0	0	0	0	0

U.S. Equity Fund
Thomas Luddy	0	0	1	3,547,415	5	3,734,052
Susan Bao	0	0	3	10,805,886	5	3,734,052
Helge Skibeli	0	0	0	0	2	797,120
Scott Davis	0	0	0	0	0	0

U.S. Large Cap Core Plus Fund
Thomas Luddy	0	0	1	3,547,415	5	3,734,052
Susan Bao	0	0	3	10,805,886	5	3,734,052

U.S. Small Company Fund
Dennis Ruhl	1	1,297,795	1	150,597	0	0
Phillip Hart	0	0	0	0	0	0

Value Advantage Fund
Jonathan Simon	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0

*	As of November 30, 2015

Part I - 34

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of June 30, 2015.

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Disciplined Equity Fund
Raffaele Zingone							X
Steven Lee				X
Aryeh Glatter					X

Diversified Fund
Michael Schoenhaut			X
Nicole Goldberger					X
John Speer				X

Dynamic Growth Fund
Greg Luttrell							X

Dynamic Small Cap Growth Fund
Eytan Shapiro					X

Equity Focus Fund
Jonathan Simon						X
Greg Luttrell						X

Equity Income Fund
Clare Hart							X
Jonathan Simon						X

Equity Index Fund
Michael Loeffler		X
Nicholas D’Eramo	X

Equity Low Volatility Income Fund*
Dennis Ruhl
Hamilton Reiner
Jason Alonzo
Phillip Hart
Pavel Vaynshtok

Growth Advantage Fund
Timothy Parton							X

Growth and Income Fund
Jonathan Simon					X
Clare Hart			X

Hedged Equity Fund
Hamilton Reiner					X
Raffaele Zingone					X

Intrepid Advantage Fund
Dennis Ruhl					X
Jason Alonzo		X
Garrett Fish					X

Intrepid America Fund
Dennis Ruhl						X
Jason Alonzo					X
Pavel Vaynshtock					X

Part I - 35

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Intrepid Growth Fund
Dennis Ruhl						X
Jason Alonzo					X
Pavel Vaynshtock					X

Intrepid Mid Cap Fund
Dennis Ruhl					X
Phillip Hart					X

Intrepid Value Fund
Dennis Ruhl						X
Jason Alonzo					X
Pavel Vaynshtok					X

Large Cap Growth Fund
Giri Devulapally							X

Large Cap Value Fund
Scott Blasdell						X

Market Expansion Enhanced Index Fund
Dennis Ruhl					X
Phillip Hart				X

Mid Cap Equity Fund
Jonathan Simon					X
Timothy Parton						X

Mid Cap Growth Fund
Timothy Parton							X
Felise Agranoff**					X

Mid Cap Value Fund
Jonathan Simon							X
Larry Playford							X
Gloria Fu						X

Multi-Cap Market Neutral Fund
Dennis Ruhl					X
Jason Alonzo				X
Pavel Vaynshtok					X

Small Cap Core Fund
Dennis Ruhl					X
Phillip Hart					X

Small Cap Equity Fund
Don San Jose						X
Daniel J.Percella					X

Small Cap Growth Fund
Eytan Shapiro							X

Small Cap Value Fund
Dennis Ruhl					X
Phillip Hart					X

U.S. Dynamic Plus Fund
Dennis Ruhl					X
Shudong Huang					X

U.S. Equity Fund
Thomas Luddy					X
Susan Bao			X
Helge Skibeli	X
Scott Davis					X

Part I - 36

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
U.S. Large Cap Core Plus Fund
Thomas Luddy							X
Susan Bao						X

U.S. Small Company Fund
Dennis Ruhl					X
Phillip Hart					X

Value Advantage Fund
Jonathan Simon							X
Lawrence Playford			X
Gloria Fu					X

*	Since the Fund has not commenced operations as of the date of this SAI, the portfolio managers do not own any shares of the Fund.
**	As of November 30, 2015

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration and administrative services fees paid or accrued by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands).

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Disciplined Equity Fund	$931	$(300)	$2,320	$(298)	$4,582	$(143)
Diversified Fund	—	(650)	192	(684)	286	(768)
Dynamic Growth Fund	22	(26)	135	(33)	191	(70)
Dynamic Small Cap Growth Fund	344	—	467	—	238	(203)
Equity Focus Fund	—	(3)	20	(7)	26	(39)
Equity Income Fund	1,315	(1,372)	4,227	(797)	7,362	(59)
Equity Index Fund	—	(1,507)	261	(1,319)	37	(1,570)
Equity Low Volatility Income Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Growth Advantage Fund	1,362	—	2,412	—	3,476	(3)
Growth and Income Fund	294	—	358	—	397	—
Hedged Equity Fund[2]	N/A	N/A	—	(2)	22	(76)
Intrepid Advantage Fund	1	(9)	2	(10)	—	(17)
Intrepid America Fund	1,709	—	2,205	—	2,808	—
Intrepid Growth Fund	554	(33)	640	(1)	284	(468)
Intrepid Mid Cap Fund	392	—	480	—	386	(259)
Intrepid Value Fund	—	(810)	243	(867)	799	(575)
Large Cap Growth Fund	6,411	(1,898)	12,032	(183)	12,653	—
Large Cap Value Fund	508	(33)	634	(14)	663	—
Market Expansion Enhanced Index Fund	1,108	—	1,267	—	897	(306)
Mid Cap Equity Fund	194	(626)	754	(572)	1,895	(615)
Mid Cap Growth Fund	—	(1,264)	321	(1,262)	1,500	(517)
Mid Cap Value Fund	—	(8,910)	2,113	(10,005)	8,795	(4,303)
Multi-Cap Market Neutral Fund	—	(391)	61	(271)	—	(297)
Small Cap Core Fund	314	(73)	120	(408)	—	(609)
Small Cap Equity Fund	55	(2,099)	840	(1,799)	1,890	(871)
Small Cap Growth Fund	—	(705)	154	(774)	740	(211)
Small Cap Value Fund	378	(241)	868	(212)	1,267	(79)
U.S. Dynamic Plus Fund	—	(141)	39	(160)	—	(252)
U.S. Equity Fund	4,445	(1,751)	6,901	(998)	9,762	(170)

Part I - 37

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
U.S. Large Cap Core Plus Fund	$1	$(6,260)	$1,437	$(6,423)	$—	$(9,434)
U.S. Small Company Fund	10	(79)	85	(214)	553	(52)
Value Advantage Fund	398	(1,499)	1,278	(3,315)	6,136	(1,830)

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any administrator fees.
1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.
2	The Fund commenced operations on 12/13/13.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2015 (amounts have been rounded to the nearest whole dollar):

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Disciplined Equity Fund	$35,820	$1,320	$2,404	$840,570
Diversified Fund	38,525	8,378	197	639,202
Dynamic Growth Fund	80,910	14,572	2,205	122,698
Dynamic Small Cap Growth Fund	1,284	2,250	277	558,035
Equity Focus Fund	2,341	350	—	6,058
Equity Income Fund	1,123,573	205,289	6,083	14,513,345
Equity Index Fund	37,007	16,650	2,629	2,489,235
Equity Low Volatility Income Fund**	N/A	N/A	N/A	N/A
Growth Advantage Fund	773,720	78,654	4,556	3,804,616
Growth and Income Fund	43,334	7,895	1,935	1,236,158
Hedged Equity Fund	4,127	1,226	—	147,078
Intrepid Advantage Fund	2,574	1,141	—	71,595
Intrepid America Fund	8,773	1,718	—	486,696
Intrepid Growth Fund	28,956	17,636	158	431,447
Intrepid Mid Cap Fund	76,326	10,822	253	1,206,309
Intrepid Value Fund	30,954	14,676	19	728,869
Large Cap Growth Fund	264,012	47,880	3,941	17,472,644
Large Cap Value Fund	10,022	5,114	178	344,478
Market Expansion Enhanced Index Fund	11,609	2,362	119	503,488
Mid Cap Equity Fund	202,549	3,140	—	645,711
Mid Cap Growth Fund	97,176	16,638	3,857	2,586,900
Mid Cap Value Fund	38,793	7,634	1,917	11,901,805
Multi-Cap Market Neutral Fund	709	594	—	76,999
Small Cap Core Fund	—	—	—	—
Small Cap Equity Fund	2,472	2,313	1,380	2,039,930
Small Cap Growth Fund	5,186	1,085	623	996,412
Small Cap Value Fund	25,490	9,040	989	1,944,671
U.S. Dynamic Plus Fund	1,174	124	6	283,599
U.S. Equity Fund	224,243	93,888	1,801	5,562,663
U.S. Large Cap Core Plus Fund	30,285	13,292	—	4,303,081
U.S. Small Company Fund	21,433	9,193	200	715,191
Value Advantage Fund	637,983	124,988	1,808	9,425,584

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.
**	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any compensation to JPMDS.

Part I - 38

The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar):

Fund	Fiscal Year Ended 6/30/2013	Fiscal Year Ended 6/30/2014	Fiscal Year Ended 6/30/2015
Disciplined Equity Fund	$5,906	$19,314	$35,820
Diversified Fund	26,173	41,878	38,525
Dynamic Growth Fund	—	39,378	80,910
Dynamic Small Cap Growth Fund	1,267	3,041	1,284
Equity Focus Fund	—	137	2,341
Equity Income Fund	649,505	1,023,111	1,123,573
Equity Index Fund	29,695	37,924	37,007
Equity Low Volatility Income Fund*	N/A	N/A	N/A
Growth Advantage Fund	80,720	582,846	773,720
Growth and Income Fund	35,262	50,972	43,334
Hedged Equity Fund[1]	—	—	4,127
Intrepid Advantage Fund	1,581	1,175	2,574
Intrepid America Fund	3,625	4,458	8,773
Intrepid Growth Fund	6,284	8,807	28,956
Intrepid Mid Cap Fund	58,828	45,642	76,326
Intrepid Value Fund	6,351	18,333	30,954
Large Cap Growth Fund	342,974	309,784	264,012
Large Cap Value Fund	10,269	11,528	10,022
Market Expansion Enhanced Index Fund	13,789	20,302	11,609
Mid Cap Equity Fund	25,911	177,610	202,549
Mid Cap Growth Fund	14,345	71,222	97,176
Mid Cap Value Fund	218,144	43,383	38,793
Multi-Cap Market Neutral Fund	903	1,221	709
Small Cap Core Fund	—	—	—
Small Cap Equity Fund	3,854	7,014	2,472
Small Cap Growth Fund	6,620	13,194	5,186
Small Cap Value Fund	68,801	40,703	25,490
U.S. Dynamic Plus Fund	1,732	679	1,174
U.S. Equity Fund	171,840	179,185	224,243
U.S. Large Cap Core Plus Fund	22,841	70,041	30,285
U.S Small Company Fund	12,540	18,587	21,433
Value Advantage Fund	142,755	457,063	637,983

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any compensation to JPMDS.
1	The Fund commenced operations on 12/13/13.

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The tables below set forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS with respect to the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Disciplined Equity Fund
Class A Shares	$161	$—	$394	$—	$841	$—

Diversified Fund
Class A Shares	340	—	373	—	375	—
Class B Shares	26	—	19	—	12	—
Class C Shares	102	—	187	—	252	—

Part I - 39

	Fiscal Year Ended 6/30/2013				Fiscal Year Ended 6/30/2014			Fiscal Year Ended 6/30/2015
Fund	Paid			Waived	Paid		Waived	Paid	Waived
Dynamic Growth Fund
Class A Shares	$		^	$—	$11		$—	$69	$—
Class C Shares		1		—	11		—	53	—

Dynamic Small Cap Growth Fund
Class A Shares		173		—	222		—	178	—
Class B Shares		7		—	6		—	3	—
Class C Shares		381		—	446		—	377	—

Equity Focus Fund
Class A Shares			^	—		^	—	2	—
Class C Shares			^	—	1		—	4	—

Equity Income Fund
Class A Shares		2,177		—	4,535		—	6,861	—
Class B Shares		31		—	32		—	24	—
Class C Shares		1,768		—	4,680		—	7,417	—
Class R2 Shares		28		—	104		—	211	—

Equity Index Fund
Class A Shares		1,365		—	1,624		—	1,787	—
Class B Shares		100		—	85		—	58	—
Class C Shares		384		—	514		—	644	—

Equity Low Volatility Income Fund*
Class A Shares		N/A		N/A	N/A		N/A	N/A	N/A
Class C Shares		N/A		N/A	N/A		N/A	N/A	N/A
Class R2 Shares		N/A		N/A	N/A		N/A	N/A	N/A

Growth Advantage Fund
Class A Shares		561		—	1,230		—	2,229	—
Class B Shares		17		—	18		—	17	—
Class C Shares		248		—	690		—	1,559	—

Growth and Income Fund
Class A Shares		807		—	969		—	1,071	—
Class B Shares		24		—	21		—	17	—
Class C Shares		40		—	84		—	148	—

Hedged Equity Fund[1]
Class A Shares		N/A		N/A		^	—	139	—
Class C Shares		N/A		N/A		^	—	8	—

Intrepid Advantage Fund
Class A Shares		19		—	23		—	28	—
Class C Shares		16		—	21		—	44	—

Intrepid America Fund
Class A Shares		184		—	249		—	391	—
Class C Shares		53		—	60		—	88	—
Class R2 Shares		1		—	1		—	8	—

Intrepid Growth Fund
Class A Shares		81		—	79		—	167	—
Class C Shares		110		—	129		—	260	—
Class R2 Shares		3		—	3		—	4	—

Intrepid Mid Cap Fund
Class A Shares		331		—	417		—	704	—
Class B Shares		57		—	52		—	33	—
Class C Shares		234		—	322		—	469	—

Part I - 40

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Intrepid Value Fund
Class A Shares	$160	$—	$219	$—	$366	$—
Class C Shares	174	—	228	—	336	—
Class R2 Shares	2	—	4	—	27	—

Large Cap Growth Fund
Class A Shares	6,009	—	11,505	—	12,056	—
Class B Shares	81	—	66	—	47	—
Class C Shares	2,368	—	3,633	—	4,203	—
Class R2 Shares	740	—	1,092	—	1,167	—

Large Cap Value Fund
Class A Shares	74	—	177	—	231	—
Class B Shares	10	—	13	—	11	—
Class C Shares	28	—	67	—	99	—
Class R2 Shares	2	—	2	—	3	—

Market Expansion Enhanced Index Fund
Class A Shares	180	—	258	—	276	—
Class B Shares	20	—	13	—	7	—
Class C Shares	106	—	163	—	175	—
Class R2 Shares	29	—	41	—	45	—

Mid Cap Equity Fund
Class A Shares	29	—	189	—	473	—
Class C Shares	20	—	104	—	169	—
Class R2 Shares[2]	N/A	N/A	1	—	4	—

Mid Cap Growth Fund
Class A Shares	1,391	—	1,708	—	2,117	—
Class B Shares	63	—	48	—	30	—
Class C Shares	167	—	230	—	416	—
Class R2 Shares	1	—	5	—	24	—

Mid Cap Value Fund
Class A Shares	6,476	—	8,194	—	6,927	—
Class B Shares	267	—	92	—	63	—
Class C Shares	3,411	—	4,322	—	4,545	—
Class R2 Shares	180	—	328	—	366	—

Multi-Cap Market Neutral Fund
Class A Shares	46	—	31	—	19	—
Class B Shares	7	—	2	—	1	—
Class C Shares	96	—	73	—	58	—

Small Cap Equity Fund
Class A Shares	1,591	—	1,847	—	1,722	—
Class B Shares	70	—	54	—	23	—
Class C Shares	268	—	296	—	277	—
Class R2 Shares	27	—	26	—	18	—

Small Cap Growth Fund
Class A Shares	577	—	714	—	652	—
Class B Shares	24	—	21	—	12	—
Class C Shares	178	—	216	—	193	—
Class R2 Shares	118	—	156	—	140	—

Part I - 41

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Small Cap Value Fund
Class A Shares	$611	$—	$1,097	$—	$1,317	$—
Class B Shares	29	—	26	—	18	—
Class C Shares	253	—	366	—	373	—
Class R2 Shares	50	—	157	—	237	—

U.S. Dynamic Plus Fund
Class A Shares	118	—	189	—	275	—
Class C Shares	4	—	6	—	8	—

U.S. Equity Fund
Class A Shares	1,943	—	2,556	—	3,182	—
Class B Shares	36	—	33	—	29	—
Class C Shares	682	—	1,074	—	1,588	—
Class R2 Shares	257	—	507	—	764	—

U.S. Large Cap Core Plus Fund
Class A Shares	1,725	—	2,126	—	2,264	—
Class C Shares	1,554	—	1,790	—	2,011	—
Class R2 Shares	15	—	23	—	28	—

U.S. Small Company Fund
Class A Shares	55	—	233	—	429	—
Class C Shares	26	—	106	—	229	—
Class R2 Shares	3	—	27	—	57	—

Value Advantage Fund
Class A Shares	1,199	—	3,032	—	5,282	—
Class C Shares	1,131	—	2,208	—	4,144	—

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any distribution fees.
^	Amount rounds to less than $1,000.
1	The Fund commenced operations on 12/13/13.
2	Class R2 Shares of the Mid Cap Equity Fund commenced operations on 3/14/14.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class B, Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%
Class R6	None

The tables below set forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into A Shares.

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014				Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived			Paid	Waived
Disciplined Equity Fund
Class A Shares	$161	$—	$394	$		^	$454	$(387)
Institutional Class Shares	191	—	291		—		266	(266)
Select Class Shares	68	—	155		(2)		641	(92)

Part I - 42

	Fiscal Year Ended 6/30/2013			Fiscal Year Ended 6/30/2014			Fiscal Year Ended 6/30/2015
Fund	Paid		Waived	Paid		Waived	Paid		Waived
Diversified Fund
Class A Shares	$326		$(14)	$358		$(15)	$336		$(39)
Class B Shares	8		—	6		—	3		(1)
Class C Shares	34		—	62		—	84		(^ )
Institutional Class Shares	—		(546)	—		(781)	216		(790)
Select Class Shares	154		(6)	220		(9)	216		(9)

Dynamic Growth Fund
Class A Shares		^	(^ )	11		^	28		(41)
Class C Shares		^	(^ )	4		^	10		(8)
Class R5 Shares		^	(^ )		^	^		^	(^ )
Select Class Shares	118		(23)	440		(48)	703		(4)

Dynamic Small Cap Growth Fund
Class A Shares	173		(^ )	180		(42)	120		(58)
Class B Shares	2		—	2		^	1		(^ )
Class C Shares	127		—	122		(27)	64		(62)
Select Class Shares	442		(266)	747		(275)	1,035		—

Equity Focus Fund
Class A Shares	—		(^ )	1		^	1		(1)
Class C Shares	—		(^ )		^	^	2		(^ )
Select Class Shares	—		(9)	29		(51)	195		—

Equity Income Fund
Class A Shares	2,176		(1)	4,524		(11)	5,561		(1,300)
Class B Shares	10		(^ )	10		(1)	5		(3)
Class C Shares	589		(^ )	1,559		(1)	2,249		(223)
Class R2 Shares	14		—	52		—	105		—
Class R5 Shares	76		—	124		—	65		(143)
Select Class Shares	4,433		—	7,198		(2)	9,925		(384)

Equity Index Fund
Class A Shares	—		(1,365)	—		(1,624)	34		(1,753)
Class B Shares	33		—	28		—	14		(5)
Class C Shares	128		—	171		—	215		—
Select Class Shares	—		(2,891)	—		(2,901)	52		(2,811)

Equity Low Volatility Income Fund*
Class A Shares	N/A		N/A	N/A		N/A	N/A		N/A
Class C Shares	N/A		N/A	N/A		N/A	N/A		N/A
Class R2 Shares	N/A		N/A	N/A		N/A	N/A		N/A
Class R5 Shares	N/A		N/A	N/A		N/A	N/A		N/A
Class R6 Shares	N/A		N/A	N/A		N/A	N/A		N/A

Growth Advantage Fund
Class A Shares	479		(82)	934		(296)	1,341		(888)
Class B Shares	4		(1)	5		(1)	3		(2)
Class C Shares	71		(12)	174		(56)	332		(188)
Class R5 Shares	334		—	614		(3)	180		—
Select Class Shares	1,677		—	2,557		(12)	2,697		—

Growth and Income Fund
Class A Shares	807		—	905		(64)	1,071		—
Class B Shares	8		—	6		(1)	6		—
Class C Shares	13		—	27		(1)	49		—
Select Class Shares	32		(2)	65		(3)	82		(^ )

Part I - 43

	Fiscal Year Ended 6/30/2013			Fiscal Year Ended 6/30/2014				Fiscal Year Ended 6/30/2015
Fund	Paid		Waived	Paid			Waived	Paid		Waived
Hedged Equity Fund[1]
Class A Shares	N/A		N/A	$		^	$—	$91		$(48)
Class C Shares	N/A		N/A			^	—	3		(^ )
Class R5 Shares	N/A		N/A			^	—		^	(^ )
Select Class Shares	N/A		N/A		4		—	146		(7)

Intrepid Advantage Fund
Class A Shares	$—		$(19)		—		(23)	16		(12)
Class C Shares	—		(5)		—		(7)	8		(7)
Select Class Shares	—		(4)		—		(6)	6		(4)

Intrepid America Fund
Class A Shares	171		(13)		247		(2)	270		(121)
Class C Shares	17		(1)		20		^	20		(4)
Class R5 Shares	180		(95)		515		(15)	845		—
Class R2 Shares		^	(^ )		1		^	4		(^ )
Select Class Shares	3,198		(239)		3,651		(30)	3,888		—

Intrepid Growth Fund
Class A Shares	67		(14)		76		(3)	139		(28)
Class C Shares	31		(6)		42		(1)	69		(18)
Class R5 Shares	8		(49)		49		(9)	33		(41)
Class R2 Shares	1		(^ )		2		^	2		(^ )
Select Class Shares	1,090		(227)		1,457		(47)	1,660		(1)

Intrepid Mid Cap Fund
Class A Shares	141		(190)		151		(266)	325		(379)
Class B Shares	18		(1)		14		(3)	10		(1)
Class C Shares	78		(^ )		94		(13)	156		—
Select Class Shares	308		(413)		324		(571)	725		(367)

Intrepid Value Fund
Class A Shares	95		(65)		131		(88)	107		(259)
Class C Shares	35		(23)		46		(30)	37		(75)
Class R5 Shares	29		—		36		—	19		(23)
Class R2 Shares	1		(^ )		1		(1)	3		(11)
Select Class Shares	1,974		—		2,813		—	2,162		(1,241)

Large Cap Growth Fund
Class A Shares	4,296		(1,713)		7,731		(3,774)	5,034		(7,022)
Class B Shares	20		(7)		14		(8)	6		(10)
Class C Shares	563		(227)		813		(398)	772		(629)
Class R2 Shares	262		(108)		368		(178)	201		(382)
Class R5 Shares	442		—		661		(3)	330		(369)
Select Class Shares	10,841		—		13,374		(26)	12,993		(577)

Large Cap Value Fund
Class A Shares	46		(28)		97		(80)	117		(114)
Class B Shares	2		(1)		3		(2)	2		(2)
Class C Shares	7		(3)		13		(9)	19		(14)
Class R5 Shares	7		(1)		4		(1)	2		(^ )
Class R2 Shares	1		(^ )		1		^	1		(1)
Select Class Shares	1,381		(14)		1,567		(22)	1,678		—

Market Expansion Enhanced Index Fund
Class A Shares	41		(139)		70		(188)	82		(194)
Class B Shares	6		(1)		4		^	2		(^ )
Class C Shares	34		(1)		55		^	58		—
Class R2 Shares	3		(11)		4		(17)	2		(21)
Select Class Shares	697		(2,318)		929		(2,522)	1,651		(1,647)

Part I - 44

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014			Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid		Waived	Paid		Waived
Mid Cap Equity Fund
Class A Shares	$12	$(17)	$137		$(52)	$213		$(260)
Class C Shares	2	(4)	22		(13)	30		(26)
Class R5 Shares[2]	N/A	N/A		^	—		^	(^ )
Class R2 Shares[2]	N/A	N/A		^	—	2		(^ )
Select Class Shares	—	(2,371)	732		(2,481)	974		(3,490)

Mid Cap Growth Fund
Class A Shares	1,391	—	1,708		—	1,632		(485)
Class B Shares	21	—	15		(1)	6		(4)
Class C Shares	56	—	75		(2)	102		(37)
Class R2 Shares	1	(^ )	1		(1)	2		(10)
Class R5 Shares	8	—	12		—	15		(15)
Select Class Shares	1,618	(512)	2,065		(652)	1,555		(1,802)

Mid Cap Value Fund
Class A Shares	6,217	(259)	7,866		(328)	5,050		(1,877)
Class B Shares	89	—	29		(2)	17		(4)
Class C Shares	1,137	—	1,428		(13)	1,392		(123)
Institutional Class Shares	—	(4,990)	—		(7,690)	289		(9,431)
Class R2 Shares	90	—	164		—	90		(93)
Select Class Shares	5,680	(237)	6,905		(288)	6,029		(838)

Multi-Cap Market Neutral Fund
Class A Shares	1	(45)	—		(31)	15		(4)
Class B Shares	1	(1)	—		(1)		^	(^ )
Class C Shares	22	(10)	—		(24)	14		(5)
Select Class Shares	—	(1,066)	—		(938)	865		—

Small Cap Core Fund
Select Class Shares	97	(1,040)	—		(1,580)	1,646		(206)

Small Cap Equity Fund
Class A Shares	1,591	—	1,841		(6)	1,544		(178)
Class B Shares	23	—	17		(1)	8		(^ )
Class C Shares	89	—	97		(2)	92		(^ )
Class R5 Shares	—	(356)	—		(509)	314		(269)
Class R2 Shares	14	—	12		^	5		(4)
Select Class Shares	2,256	(564)	2,702		(675)	2,500		(1,144)

Small Cap Growth Fund
Class A Shares	577	—	714		—	340		(312)
Class B Shares	8	—	7		—	2		(2)
Class C Shares	59	—	72		—	45		(19)
Institutional Class Shares	223	—	286		—	138		(140)
Class R2 Shares	59	(^ )	78		^	33		(37)
Select Class Shares	331	—	401		—	204		(166)

Small Cap Value Fund
Class A Shares	346	(265)	620		(477)	419		(898)
Class B Shares	10	—	8		(1)	5		(1)
Class C Shares	84	—	120		(2)	113		(11)
Class R5 Shares	11	—	32		—	38		(5)
Class R2 Shares	14	(11)	44		(34)	30		(89)
Select Class Shares	337	(259)	514		(393)	521		(546)

Part I - 45

	Fiscal Year Ended 6/30/2013		Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Fund	Paid	Waived	Paid	Waived	Paid	Waived
U.S. Dynamic Plus Fund
Class A Shares	$—	$(118)	$—	$(189)	$108	$(167)
Class C Shares	—	(1)	—	(2)	2	(1)
Select Class Shares	—	(294)	—	(406)	489	—

U.S. Equity Fund
Class A Shares	1,399	(544)	1,842	(714)	1,281	(1,901)
Class B Shares	9	(3)	7	(4)	5	(5)
Class C Shares	163	(64)	258	(100)	290	(239)
Institutional Class Shares	849	—	2,820	—	3,085	(1,582)
Class R5 Shares	204	—	219	—	98	(141)
Class R2 Shares	93	(36)	183	(71)	99	(283)
Select Class Shares	9,844	—	7,487	—	6,212	(349)

U.S. Large Cap Core Plus Fund
Class A Shares	1,380	(345)	1,701	(425)	1,930	(334)
Class C Shares	414	(104)	478	(119)	591	(79)
Class R5 Shares	—	(71)	—	(107)	138	(6)
Class R2 Shares	7	(1)	9	(2)	9	(5)
Select Class Shares	12,611	(3,153)	16,199	(4,051)	24,676	(334)

U.S. Small Company Fund
Class A Shares	55	—	233	—	224	(205)
Class C Shares	9	—	35	—	45	(31)
Institutional Class Shares	10	(4)	67	(29)	66	(207)
Class R2 Shares	1	—	14	—	14	(15)
Select Class Shares	123	—	286	—	327	(160)

Value Advantage Fund
Class A Shares	1,199	—	3,032	—	2,945	(2,337)
Class C Shares	377	—	736	—	1,175	(206)
Institutional Class Shares	—	(829)	—	(2,183)	145	(4,029)
Select Class Shares	1,941	—	4,534	—	7,123	—

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any shareholder servicing agent fees.
^	Amount rounds to less than $1,000.
1	The Fund commenced operations on 12/13/13.
2	Class R2 and Class R5 Shares of the Mid Cap Equity Fund were first offered as of 3/14/14.

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 6/30/2013	Fiscal Year Ended 6/30/2014	Fiscal Year Ended 6/30/2015
Disciplined Equity Fund
Total Brokerage Commissions	$2,672,000	$2,822,000	$5,311,242
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Diversified Fund
Total Brokerage Commissions	489,000	456,000	453,591
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Dynamic Growth Fund
Total Brokerage Commissions	39,000	64,000	84,222
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Part I - 46

Fund	Fiscal Year Ended 6/30/2013	Fiscal Year Ended 6/30/2014	Fiscal Year Ended 6/30/2015
Dynamic Small Cap Growth Fund
Total Brokerage Commissions	$563,000	$449,000	$349,969
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Equity Focus Fund
Total Brokerage Commissions	2,000	23,000	21,513
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Equity Income Fund
Total Brokerage Commissions	1,841,000	1,289,000	1,670,199
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Equity Low Volatility Income Fund*
Total Brokerage Commissions	N/A	N/A	N/A
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	N/A

Equity Index Fund
Total Brokerage Commissions	109,000	59,000	43,772
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Growth Advantage Fund
Total Brokerage Commissions	1,394,000	1,500,000	1,274,088
Brokerage Commissions to Affiliated Broker-Dealers	—	—	2

Growth and Income Fund
Total Brokerage Commissions	138,000	132,000	108,597
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Hedged Equity Fund[1]
Total Brokerage Commissions	N/A	3,000	113,326
Brokerage Commissions to Affiliated Broker-Dealers	N/A	—	—

Intrepid Advantage Fund
Total Brokerage Commissions	9,000	5,000	5,508
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Intrepid America Fund
Total Brokerage Commissions	1,529,000	1,373,000	1,157,973
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Intrepid Growth Fund
Total Brokerage Commissions	494,000	393,000	373,970
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Intrepid Mid Cap Fund
Total Brokerage Commissions	331,000	362,000	525,945
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Intrepid Value Fund
Total Brokerage Commissions	550,000	595,000	740,299
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Large Cap Growth Fund
Total Brokerage Commissions	4,060,000	2,697,000	1,471,009
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Large Cap Value Fund
Total Brokerage Commissions	953,000	1,044,000	826,484
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Part I - 47

Fund	Fiscal Year Ended 6/30/2013	Fiscal Year Ended 6/30/2014		Fiscal Year Ended 6/30/2015
Market Expansion Enhanced Index Fund
Total Brokerage Commissions	$786,000	$496,000		$627,867
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Mid Cap Equity Fund
Total Brokerage Commissions	684,000	651,000		824,877
Brokerage Commissions to Affiliated Broker-Dealers	—	—			^

Mid Cap Growth Fund
Total Brokerage Commissions	1,158,000	877,000		915,861
Brokerage Commissions to Affiliated Broker-Dealers	—	—			^

Mid Cap Value Fund
Total Brokerage Commissions	4,837,000	4,066,000		2,720,527
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Multi-Cap Market Neutral Fund
Total Brokerage Commissions	1,373,000	756,000		504,972
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Small Cap Core Fund
Total Brokerage Commissions	547,000	549,000		641,889
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Small Cap Equity Fund
Total Brokerage Commissions	1,051,000	1,019,000		736,269
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Small Cap Growth Fund
Total Brokerage Commissions	1,056,000	758,000		684,333
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

Small Cap Value Fund
Total Brokerage Commissions	840,000	1,364,000		1,374,524
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

U.S. Dynamic Plus Fund
Total Brokerage Commissions	326,000	242,000		185,978
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

U.S. Equity Fund
Total Brokerage Commissions	7,383,000	5,076,000		5,949,954
Brokerage Commissions to Affiliated Broker-Dealers	—	—			^

U.S. Large Cap Core Plus Fund
Total Brokerage Commissions	13,413,000	10,563,000		12,162,960
Brokerage Commissions to Affiliated Broker-Dealers	1,000		^	1

U.S. Small Company Fund
Total Brokerage Commissions	230,000	551,000		850,264
Brokerage Commissions to Affiliated Broker-Dealers	—	—			^

Value Advantage Fund
Total Brokerage Commissions	1,712,000	2,836,000		2,247,996
Brokerage Commissions to Affiliated Broker-Dealers	—	—		—

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions.
^	Amount rounds to less than $1,000.
[1]	The Fund commenced operations on 12/13/13.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 48

Broker Research

For the fiscal year ended June 30, 2015, the Adviser allocated brokerage commissions to brokers who provided broker research, including third party research, for the Funds as follows:

Fund	Amount
Disciplined Equity Fund	$2,484,920
Diversified Fund	122,685
Dynamic Growth Fund	44,075
Dynamic Small Cap Growth Fund	181,387
Equity Focus Fund	11,867
Equity Income Fund	938,590
Equity Index Fund	8,162
Equity Low Volatility Income Fund*	N/A
Growth Advantage Fund	710,976
Growth and Income Fund	53,551
Hedged Equity Fund	36,812
Intrepid Advantage Fund	2,766
Intrepid America Fund	552,197
Intrepid Growth Fund	170,461
Intrepid Mid Cap Fund	250,895
Intrepid Value Fund	340,391
Large Cap Growth Fund	803,030
Large Cap Value Fund	402,126
Market Expansion Enhanced Index Fund	262,207
Mid Cap Equity Fund	446,240
Mid Cap Growth Fund	506,345
Mid Cap Value Fund	1,382,827
Multi-Cap Market Neutral Fund	211,562
Small Cap Core Fund	259,397
Small Cap Equity Fund	342,977
Small Cap Growth Fund	377,258
Small Cap Value Fund	566,744
U.S. Dynamic Plus Fund	83,935
U.S. Equity Fund	2,375,201
U.S. Large Cap Core Plus Fund	6,057,677
U.S. Small Company Fund	369,985
Value Advantage Fund	1,186,157

*	Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions and therefore no brokerage commissions have been used to pay for broker research.

Securities of Regular Broker-Dealers

As of June 30, 2015, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned
Disciplined Equity Fund	Bank of America Corporation	$60,005
	Citigroup Global Markets Inc.	93,635
	Goldman Sachs and Company	186,658
	Morgan Stanley	173,539

Diversified Fund	ABN AMRO Inc.	406
	Banc of America Securities LLC	1,658
	Bank of America Corporation	8,855
	Barclays Inc.	1,973
	Bear Stearns & Co. Inc.	817
	Citigroup Global Markets Inc.	8,837
	Credit Suisse First Boston LLC	1,696
	Deutsche Bank AG	257

Part I - 49

Fund	Name of Broker-Dealer	Value of Securities Owned
	Goldman Sachs and Company	$9,286
	HSBC Securities Inc.	4,785
	Lehman Brothers Inc.	949
	Merrill Lynch & Co. Inc.	2,644
	Morgan Stanley	12,172
	Royal Bank of Scotland Group	788
	UBS Financial Services Inc.	2,930

Equity Index Fund	Bank of America Corporation	18,442
	Citigroup Global Markets Inc.	17,292
	Goldman Sachs and Company	8,655
	JPMorgan Chase & Co.*	25,944
	Morgan Stanley	6,150

Equity Low Volatility Income Fund**	N/A	N/A

Growth and Income Fund	Bank of America Corporation	10,886
	Citigroup Global Markets Inc.	7,731
	Goldman Sachs and Company	4,072
	Morgan Stanley	4,058

Hedged Equity Fund	Bank of America Corporation	2,696
	Citigroup Global Markets Inc.	3,355
	Goldman Sachs and Company	1,157
	Morgan Stanley	1,926

Intrepid Advantage Fund	Bank of America Corporation	188
	Citigroup Global Markets Inc.	558
	Morgan Stanley	192

Intrepid America Fund	Bank of America Corporation	19,993
	Citigroup Global Markets Inc.	41,911

Intrepid Value Fund	Bank of America Corporation	46,438
	Citigroup Global Markets Inc.	57,001
	Goldman Sachs and Company	19,344
	Morgan Stanley	5,117

Large Cap Value Fund	Bank of America Corporation	26,383
	Citigroup Global Markets Inc.	25,274
	Goldman Sachs and Company	4,426
	Morgan Stanley	17,975

U.S. Dynamic Plus Fund	Bank of America Corporation	4,805
	Citigroup Global Markets Inc.	8,461

U.S. Equity Fund	Bank of America Corporation	192,806
	Citigroup Global Markets Inc.	157,617
	Goldman Sachs and Company	107,708
	Morgan Stanley	211,584

U.S. Large Cap Core Plus Fund	Bank of America Corporation	209,823
	Citigroup Global Markets Inc.	144,287
	Goldman Sachs and Company	173,688
	Morgan Stanley	219,849

Value Advantage Fund	Bank of America Corporation	205,460
	Citigroup Global Markets Inc.	134,042

*	Investment in an affiliate. This security is included in an index in which the Fund, as an index fund, invests.
**	Since the Fund has not commenced operations as of the date of this SAI, the Fund owns no securities of regular broker-dealers (or parents).

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 50

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal year ended June 30, 2015, JPMIM and SCR&M paid approximately $155,333,339 and $8,542, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds or $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds (except as noted below), the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively “Qualifying Funds”) may receive finder’s fees.

With respect to sales of the Equity Index Fund, no finder’s fee will be paid, although the Equity Index Fund is still deemed to be a Qualifying Fund for purposes of aggregating total sales. To the extent the Equity Index Fund is included in the total sales, the applicable finder’s fee will only be paid on the non-Equity Index Fund portion of the sales.

With respect to the Market Expansion Enhanced Index Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 or more*	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Market Expansion Enhanced Index Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.25% of the sale of the Class A Shares of the Market Expansion Enhanced Index Fund. The Finders’ Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

With respect to sales of the Equity Funds (other than the Equity Index Fund and the Market Expansion Enhanced Index Fund) such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to an Equity Fund is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 1.00% of the sale of the Class A Shares of an Equity Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans.

If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fees Paid by Distributor

For the fiscal year ended June 30, 2015, JPMDS paid approximately $19,986,582 in finders’ fees for all of the J.P. Morgan Funds.

Part I - 51

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the 2010 Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after June 30, 2011 be used before any prior net capital losses.

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended June 30, 2015 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund		Capital Loss Carryforwards	Expiration Date

Intrepid Advantage Fund		$1,978	6/30/2019

	Remaining	$1,978

Intrepid Growth Fund		$162,839	6/30/2018

	Remaining	$162,839

Large Cap Value Fund		$3,275	6/30/2017

	Remaining	$3,275

Mid Cap Value Fund		$22,101	6/30/2018

	Remaining	$22,101

Multi-Cap Market Neutral Fund		$16,117	6/30/2016

		$16,117

As of June 30, 2015, the following Fund had capital loss carryforwards (amounts in thousands) incurred after the enactment of 2010 Act:

	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Hedged Equity Fund	$216	$1,263

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
JPMorgan Chase & Co.	Monthly	30 days after month end
Morningstar Inc.	Monthly	30 days after month end

All Funds excluding JPMorgan Equity Focus Fund
Bloomberg LP	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc — Standard & Poor’s	Monthly	30 days after month end
Factset	Monthly	30 days after month end

Part I - 52

All Funds excluding JPMorgan Equity Focus Fund
Casey, Quirk & Associates	Monthly	30 days after month end

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Equity Income Fund

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund
Vestek	Monthly	30 days after month end

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund
Alpha Consulting Group	Quarterly	30 days after quarter end

JPMorgan U.S. Large Cap Core Plus Fund
Aris Corporation	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund
Atlantic Trust	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund
Callan Associates	Monthly	30 days after month end

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund
Canterbury Consulting	Monthly	30 days after month end

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund
Hartland & Co.	Monthly	30 days after month end

JPMorgan Disciplined Equity Fund

JPMorgan Mid Cap Value Fund
Concord Advisory	Monthly	30 days after month end

JPMorgan Intrepid Growth Fund

JPMorgan Mid Cap Value Fund

Part I - 53

JPMorgan Small Cap Growth Fund
Informa Investment Solutions(PSN)	Quarterly	30 days after quarter end

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund
Jeffrey Slocum & Associates, Inc.	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund
John Hancock	Monthly	30 days after month end

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan U.S. Equity Fund
Lockwood Advisors	Quarterly	30 days after quarter end

JPMorgan Multi-Cap Market Neutral Fund
Lockwood	Quarterly	30 days after quarter end

JPMorgan Intrepid America Fund
Marco Consulting	Quarterly	30 days after quarter end

JPMorgan Equity Index Fund

JPMorgan Small Cap Value Fund
Mellon Analytical Solutions	Quarterly	30 days after quarter end

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund

JPMorgan Mid Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Value Advantage Fund
Morgan Stanley Smith Barney	Quarterly	30 days after quarter end

JPMorgan Dynamic Small Cap Growth Fund
Morgan Stanley Smith Barney	Monthly	30 days after month end

JPMorgan Disciplined Equity Fund
New England Pension Consultants	Quarterly	30 days after quarter end

JPMorgan U.S. Large Cap Core Plus Fund
Oppenheimer	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Growth Fund
PSN & Morningstar	Quarterly	30 days after quarter end

JPMorgan Equity Income Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

Part I - 54

JPMorgan U.S. Large Cap Core Plus Fund
Prime, Buchholz & Associates, Inc.	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Growth Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Value Advantage Fund
Raymond James	Quarterly	30 days after quarter end

JPMorgan Small Cap Equity Fund
Rochester Area Community Foundation	Quarterly	30 days after quarter end

JPMorgan Disciplined Equity Fund

JPMorgan U.S. Equity Fund
Roger Casey	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Large Cap Growth Fund
RV Kuhns	Quarterly	30 days after quarter end

JPMorgan Disciplined Equity Fund

JPMorgan Mid Cap Value Fund

JPMorgan U.S. Small Company Fund
Sisters of St. Joseph of Peace	Quarterly	30 days after quarter end

JPMorgan Intrepid America Fund

JPMorgan Intrepid Mid Cap Fund
Strategic Advisors, Inc.	Quarterly	30 days after quarter end

JPMorgan Mid Cap Value Fund

JPMorgan Equity Index Fund
Wilshire	Quarterly	30 days after quarter end

JPMorgan U.S. Equity Fund
Watson Wyatt Worldwide	Quarterly	30 days after quarter end

JPMorgan Equity Index Fund

JPMorgan Intrepid Growth Fund

JPMorgan Small Cap Equity Fund
Watson Wyatt Worldwide	Monthly	30 days after month end

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund
Wells Fargo	Quarterly	30 days after quarter end

Part I - 55

JPMorgan Mid Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund
Wells Fargo	Monthly	30 days after month end

JPMorgan Equity Index Fund

JPMorgan Growth and Income Fund
Wilshire	Quarterly	30 days after quarter end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December 31, 2014, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund, except that as a group they owned 1.55% of the Class A Shares of the Intrepid Advantage Fund.

Principal Holders

As of September 30, 2015, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended June 30, 2015, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 56

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPMORGAN DISCIPLINED EQUITY FUND
CLASS A SHARES	GREAT-WEST LIFE & ANNUITY FBO FUTURE FUNDS II 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9.04%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.19%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	21.25%

	UMB BANK - CUSTODIAN SECURITY FINANCIAL RESOURCES 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	7.87%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.40%

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM ATTN SSB&T CUST 694 AGGRESSIVE 4500 MAIN STREET KANSAS CITY MO 64111-7709	5.12%

	KANSAS POSTSECONDARY EDUCATION SAVINGS PROGRAM ATTN SSR&T CUST 695 MOD AGGRESSIVE 4500 MAIN STREET KANSAS CITY MO 64111-7709	6.73%

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	39.02%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.07%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.02%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.61%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.61%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.49%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.67%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.21%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.90%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.44%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.55%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.23%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.26%

	STATE STREET BANK & TRUST CUST FBO IBEW LOCAL 58 ANNUITY FUND 200 NEWPORT AVE EXT JQB513 QUINCY MA 02171-2102	10.35%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	7.73%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.38%

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPMORGAN DIVERSIFIED FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	46.13%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	6.07%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.61%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	54.49%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.05%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.63%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.55%

INSTITUTIONAL CLASS SHARES	BRICS & CO BELOIT COLLEGE-RESTRICTED-JPMIM 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	7.18%

Part I - 60

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* BAE SYSTEMS SUPPLEMENTAL RETIREMENT TRUST ATTN CLIENT SERVICES 460 POLARIS PKWY WESTERVILLE OH 43082-8212	5.29%

	JPMIM AS AGENT FOR* NEW YORK UNIVERSITY VEBA TRUST ATTN: CLIENT SERVICES 500 STANTON CHRISTIANA RD OPS 2/2 DE3-3750 NEWARK DE 19713-2105	5.65%

	JPMIM AS AGENT FOR* SUB-ZERO GROUP INC ATTN CLIENT SERVICES 460 POLARIS PKWY OH1-0213 WESTERVILLE OH 43082-8212	8.88%

	JPMIM AS AGENT FOR* WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	12.50%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.20%

SELECT CLASS SHARES	GREAT WEST TRUST CO. AS TRUSTEE FBO PROFIT SHARING PLAN FOR EMPLOYEES OF TRINITY INDUSTRIES, INC. 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.17%

	JPMORGAN CHASE AS TRUSTEE FBO* BENTLEY SYSTEMS, INCORPORATED PROFI SHARING/401(K) PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.63%

Part I - 61

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	46.98%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.85%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	6.22%
JPMORGAN DYNAMIC GROWTH FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	70.80%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.14%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.73%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.75%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.89%

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20.65%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.54%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	81.89%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18.11%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	40.32%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.74%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.24%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.58%

Part I - 63

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.15%
JPMORGAN DYNAMIC SMALL CAP GROWTH FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	24.78%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	27.75%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.67%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	87.52%

SELECT CLASS SHARES	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	91.16%
JPMORGAN EQUITY FOCUS FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11.36%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.32%

Part I - 64

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.07%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.68%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.93%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.31%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.17%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	30.48%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.26%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	95.25%
JPMORGAN EQUITY INCOME FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.01%

Part I - 65

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	14.08%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11.77%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.92%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.54%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.03%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.62%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	20.62%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	16.91%

Part I - 66

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.11%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.77%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.46%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	30.74%

	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.39%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.20%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	17.20%

CLASS R5 SHARES	ICMA RETIREMENT CORP 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4240	5.08%

Part I - 67

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE TTEE FBO* IOWA HEALTH SYSTEM SECTION 401K RET PLAN SAVINGS 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	10.73%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.08%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	15.65%

	NFS LLC FBO TRANSAMERICA LIFE INS CO 1150 S OLIVE ST LOS ANGELES CA 90015-2211	10.56%

CLASS R6 SHARES	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	7.66%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.46%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	9.70%

	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	10.43%

Part I - 68

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	27.06%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.32%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.07%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.45%
JPMORGAN EQUITY INDEX FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	26.97%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	33.37%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	24.94%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.18%

Part I - 69

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.35%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	8.11%

SELECT CLASS SHARES	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.40%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.29%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.31%

	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO STATE UNIV SYSTEM OF FLORIDA 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	7.39%
JPMORGAN GROWTH ADVANTAGE FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.83%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	17.31%

Part I - 70

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.89%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.44%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	17.08%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.06%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.87%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.14%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	28.70%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.90%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.86%

Part I - 71

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.19%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.93%

CLASS R5 SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	29.13%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	5.55%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 764 BENCHMARK ELECTRONICS INC 3000 TECHNOLOGY RD ANGLETON TX 77515-2524	12.96%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	17.32%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.37%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.05%

Part I - 72

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.03%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.48%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.58%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.06%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.28%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.53%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	30.64%

Part I - 73

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.88%
JPMORGAN GROWTH AND INCOME FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.89%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	13.14%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	41.16%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.28%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.27%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	37.69%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.26%

Part I - 74

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.03%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.81%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.23%
JPMORGAN HEDGED EQUITY FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	23.52%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.30%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	54.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.02%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.38%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.88%

Part I - 75

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	23.88%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	17.16%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.10%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	88.45%

	MATRIX TRUST COMPANY CUST FBO MASCAGNI WEALTH MANAGEMENT 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	11.55%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.80%

	JP MORGAN INVESTMENT MGMT* ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	12.34%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.81%

Part I - 76

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	38.89%
JPMORGAN INTREPID ADVANTAGE FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.83%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.40%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.17%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	18.15%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.26%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	17.18%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	9.40%

Part I - 77

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.71%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.25%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	20.81%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.25%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.29%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	28.30%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	16.19%
JPMORGAN INTREPID AMERICA FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	16.72%

Part I - 78

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	38.46%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	24.20%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.72%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	31.81%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	21.07%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.06%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.65%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	6.45%

Part I - 79

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS R2 SHARES	ASCENSUS TRUST COMPANY FBO TOMLINSON BOMBERGER LAWN CARE-LANDS PO BOX 10758 FARGO ND 58106-0758	7.21%

	CBNA AS CUSTODIAN FBO FRINGE BENEFITS DESIGNS RETIREMENT 6 RHOADS DR STE 7 UTICA NY 13502-6317	53.59%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30.85%

CLASS R5 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.02%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.73%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.86%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.62%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.48%

Part I - 80

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.80%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.04%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.88%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.69%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	22.81%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.11%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	14.45%
JPMORGAN INTREPID GROWTH FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.51%

Part I - 81

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.58%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.74%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.64%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.27%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.10%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.97%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.49%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.47%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26.91%

Part I - 82

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	6.73%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.13%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	14.87%

CLASS R2 SHARES	MID ATLANTIC TRUST COMPANY FBO NOAH CONSULTING LLC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.97%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	73.81%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	5.04%

CLASS R5 SHARES	GREAT WEST TRUST CO. AS TRUSTEE FBO ASTEC INDUSTRIES, INC. 401(K) RETIREMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	7.41%

	GREAT WEST TRUST CO. AS TRUSTEE FBO ENERGY NORTHWEST 401(K) DEFERRED COMPENSATION PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	13.50%

Part I - 83

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	GREAT WEST TRUST CO. AS TRUSTEE FBO HITACHI EMPLOYEE 401(K) RETIREMENT 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	16.33%

	GREAT WEST TRUST CO. AS TRUSTEE FBO THE PEARSON RETIREMENT PLAN 401(K) 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	31.75%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.68%

	NATIONWIDE LIFE INSURANCE COMPANY NACO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.49%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	27.02%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.55%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.99%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.20%

Part I - 84

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.41%
JPMORGAN INTREPID MID CAP FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.68%

	GREAT-WEST TRUST CO LLC TTEE C FBO GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.57%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	31.79%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.69%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.23%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.84%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.25%

Part I - 85

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.89%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.76%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.05%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.98%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.03%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.63%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.41%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.87%

Part I - 86

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.35%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.57%
JPMORGAN INTREPID VALUE FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.72%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.68%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.14%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	26.56%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.70%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.45%

Part I - 87

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.56%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	5.30%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.74%

CLASS R2 SHARES	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	5.91%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	13.09%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	30.85%

	GREAT WEST TRUST CO. AS TRUSTEE FBO GLOBAL BRASS AND COPPER HOLDINGS, INC. RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.45%

	GREAT WEST TRUST CO. AS TRUSTEE FBO NCL 401(K) PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	15.54%

	NFS LLC FBO AMALGAMATED BANK OF CHICAGO 1 W MONROE ST CHICAGO IL 60603-5301	7.46%

Part I - 88

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.10%

CLASS R6 SHARES	NFS LLC FEBO ALERUS FINANCIAL NA FBO ALERUS EB ACCOUNTS PO BOX 64535 SAINT PAUL MN 55164-0535	6.48%

	STATE STREET BANK & TRUST AS CUST FBO PIPE FITTERS ASSOC LOCAL 1200 CROWN COLONY DRIVE FL 7 QUINCY MA 02169-0938	32.38%

	STATE STREET BANK & TRUST AS CUST FBO STRUCTURAL IRON WORKERS LOCAL #1 200 NEWPORT AVE EXT JQB513 NORTH QUINCY MA 02171-2102	7.27%

	T ROWE PRICE RETIREMENT PLAN SERVICES INC CUST FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	29.03%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	71.62%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.33%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.85%

Part I - 89

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPMORGAN LARGE CAP GROWTH FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	33.99%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.55%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.55%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.28%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.48%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.15%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	30.16%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.29%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.91%

Part I - 90

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.25%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.83%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	17.66%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	20.42%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	14.75%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.38%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.76%

Part I - 91

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.62%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.84%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	8.63%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	15.79%

CLASS R6 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.47%

	MAC & CO ATTN AON HEWITT & LINDA BLACK MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	9.17%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	22.49%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	5.02%

Part I - 92

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.05%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	19.39%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.36%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.37%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.41%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.69%
JPMORGAN LARGE CAP VALUE FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	25.76%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.12%

Part I - 93

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.30%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	30.40%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	12.63%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.35%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.78%

CLASS R2 SHARES	FIIOC AS AGENT FOR FBO SPONGECELL, INC. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	6.88%

	MG TRUST CO CUST FBO GIANT PARTNERS INC EMPLOYEES 717 17TH ST STE 1300 DENVER CO 80202-3304	5.72%

	MG TRUST COMPANY CUST. FBO AAA HEATING & SHEET METAL, INC 717 17TH ST STE 1300 DENVER CO 80202-3304	12.18%

	MID ATLANTIC TRUST COMPANY FBO DALLAS H HICKLE DDS 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.39%

Part I - 94

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	53.48%

CLASS R5 SHARES	FIRST CLEARING LLC 2801 MARKET STREET ST LOUIS MO 63103-2523	8.22%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	51.27%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	13.13%

	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.41%

CLASS R6 SHARES	BRICS & CO BANK OF COMMERCE-CROWLEY LA PENSION 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	11.47%

	MATRIX TRUST COMPANY CUST FBO RHODE ISLAND RESOURCE RECOVERY 717 17TH ST STE 1300 DENVER CO 80202-3304	77.78%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	25.54%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	30.00%

Part I - 95

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	37.56%
JPMORGAN MARKET EXPANSION ENHANCED INDEX FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	27.09%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.00%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.49%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.80%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.17%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.50%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.61%

Part I - 96

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.24%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.52%

CLASS R2 SHARES	COUNSEL TRUST DBA MATC FBO ROMAN CATHOLIC DIOCESE OF BROOKLYN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.26%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	22.06%

	NEW YORK LIFE TRUST CO 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	19.74%

	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	6.36%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.21%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.71%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.89%

Part I - 97

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	38.90%
JPMORGAN MID CAP EQUITY FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	48.95%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	25.47%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.47%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.27%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	35.58%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.70%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.89%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.30%

Part I - 98

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.35%

CLASS R2 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.58%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO PERLECTRIC, INC. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	15.33%

	FIDELITY INVESTMENTS INST OP CO CUST FBO CABLE CONNECTION & SUPPLY CO INC PROFIT SHARING PLAN & TRUST 100 MAGELLAN WAY # KWIC COVINGTON KY 41015-1999	12.17%

	MID ATLANTIC TRUST CO FBO CORPORATE GDN OF NE WI RET PLAN SAVINGS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.28%

	MID ATLANTIC TRUST CO FBO RAPHAELSON & LEVINE LAW FIRM 401(K) PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17.42%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32.26%

CLASS R5 SHARES	FIIOC AS AGENT FOR FBO ENANTA PHARMACEUTICALS, INC. 401K PROFIT SHARING PLAN 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	24.68%

Part I - 99

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	FIIOC AS AGENT FOR FBO PCCP, LLC 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	24.02%

	MID ATLANTIC TRUST COMPANY FBO BUSINESS PARTNERS, LLC 401(K) PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.60%

	WELLS FARGO BANK FBO STILES MACHINERY INC PS & RP 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	43.03%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.55%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.78%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	16.52%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.07%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.06%

Part I - 100

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.64%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.00%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.02%

SELECT CLASS SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11.68%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	18.32%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.37%
JPMORGAN MID CAP GROWTH FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.65%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.81%

Part I - 101

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.09%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.66%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.10%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FBO 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	13.51%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.92%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.79%

CLASS R2 SHARES	CBNA CUST FBO FRINGE BENEFITS DESIGNS RETIREMENT 6 RHOADS DR STE 7 UTICA NY 13502-6317	5.92%

	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	25.55%

Part I - 102

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	10.08%

	WELLS FARGO BANK FBO TERRA MILLENNIUM CORP PSP 1525 WEST WT HARRIS BLVD # 44017255 CHARLOTTE NC 28288-1076	15.15%

CLASS R5 SHARES	GREAT WEST TRUST CO. AS TRUSTEE FBO CROWN EQUIPMENT CORPORATION 401(K) RETIREMENT SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	8.78%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	13.24%

	STANDARD INSURANCE COMPANY CUST SEPARATE ACCOUNT A P11D 1100 SW 6TH AVE PORTLAND OR 97204-1020	35.27%

CLASS R6 SHARES	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	31.96%

	NFS LLC FEBO BELL STATE BANK & TRUST TRUST OPERATIONS 15 BROADWAY N STE 304 FARGO ND 58102-4907	9.45%

SELECT CLASS SHARES	JPMORGAN CHASE 401(K) SAVINGS PLAN ATTN STEPHEN RYAN 4 CHASE METROTECH CTR FL 16 BROOKLYN NY 11245-0003	39.16%

Part I - 103

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.48%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.71%
JPMORGAN MID CAP VALUE FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.86%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.13%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.28%

	NATIONWIDE LIFE INSURANCE COMPANY DCVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.50%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.60%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.07%

Part I - 104

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.66%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	21.50%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.18%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.59%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.19%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.82%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	10.72%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.37%

Part I - 105

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.46%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	24.58%

	MASSACHUSETTS MUTUAL LIFE INS CO ATTN RS FUND OPERATIONS 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	18.19%

	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 767 ASSOCIATED FOOD STORES INC 1850 W 2100 S SALT LAKE CTY UT 84119-1304	6.89%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	13.39%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.91%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.00%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.55%

Part I - 106

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15.91%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	14.88%
JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
CLASS A SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.12%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	14.15%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.08%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.57%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.48%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.45%

	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY 4333 EDGEWOOD RD NE MSC 4410 CEDAR RAPIDS IA 52499-0001	7.47%

Part I - 107

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	14.08%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	28.49%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.93%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.85%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.61%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	8.59%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	14.23%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	41.61%

Part I - 108

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	31.09%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.97%
JPMORGAN SMALL CAP CORE FUND
SELECT CLASS SHARES	JPMORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN RYAN 4 CHASE METROTECH CTR FL 16 BROOKLYN NY 11245-0003	72.12%
JPMORGAN SMALL CAP EQUITY FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6.75%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.70%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	9.99%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	20.83%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.28%

Part I - 109

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	22.83%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.79%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	19.75%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.06%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.10%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.17%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	46.23%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	14.51%

Part I - 110

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26.89%

CLASS R5 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.67%

	GREAT WEST TRUST CO. AS TRUSTEE FBO FOREST LABORATORIES, INC. SAVINGS & PROFIT SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.40%

	MERCER TRUST TTEE FBO BOSCH SAVINGS INCENTIVE PLAN ATTN DC PLAN ADMIN N-7-E 1 INVESTORS WAY NORWOOD MA 02062-1599	9.28%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.72%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.21%

	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF PO BOX 48529 ATLANTA GA 30362-1529	7.66%

	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.75%

Part I - 111

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.05%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	35.30%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.08%
JPMORGAN SMALL CAP GROWTH FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.20%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.35%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.46%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	7.31%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.21%

Part I - 112

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	15.07%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.57%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	12.06%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	13.88%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.40%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	41.09%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.16%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.47%

Part I - 113

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.27%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.57%

	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	5.86%

CLASS R2 SHARES	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	74.59%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	16.20%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.12%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.30%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.78%

Part I - 114

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.80%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.85%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.04%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	12.58%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	6.81%

	VANGUARD FIDUCIARY TRUST CO JP MORGAN FUNDS 100 VANGUARD BLVD MALVERN PA 19355-2331	5.18%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.69%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	5.93%

Part I - 115

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13.72%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	10.94%
JPMORGAN SMALL CAP VALUE FUND
CLASS A SHARES	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	10.57%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	8.17%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.57%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.42%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.89%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	43.59%

Part I - 116

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.61%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.01%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.85%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.62%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	21.79%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	26.52%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.86%

CLASS R5 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	9.06%

Part I - 117

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.27%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	15.86%

	VANGUARD FIDUCIARY TRUST CO JP MORGAN FUNDS 100 VANGUARD BLVD MALVERN PA 19355-2331	11.09%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.59%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.32%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.77%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.38%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.34%

Part I - 118

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.61%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	6.70%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6.28%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.61%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.10%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.22%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.73%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.42%

Part I - 119

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.75%
JPMORGAN U.S. DYNAMIC PLUS FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	62.03%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	24.94%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.33%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.36%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.89%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	18.92%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.59%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	27.82%

Part I - 120

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.05%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.04%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	31.78%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.88%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	25.71%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.97%
JPMORGAN U.S. EQUITY FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.56%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	17.61%

Part I - 121

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	11.34%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	11.45%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	5.56%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.14%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	40.91%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.27%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.85%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	10.57%

Part I - 122

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.47%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.54%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.99%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	58.31%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.64%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7.40%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	43.82%

	MASSACHUSETTS MUTUAL LIFE INS CO ATTN RS FUND OPERATIONS 1295 STATE STREET MIP M200INVST SPRINGFIELD MA 01111-0001	5.35%

Part I - 123

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	6.87%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	12.86%

	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	10.34%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.98%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5.71%

	GREAT WEST TRUST CO. AS TRUSTEE FBO ALLERGAN, INC. SAVINGS AND INVESTMENT PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	11.31%

	GREAT WEST TRUST CO. AS TRUSTEE FBO FOREST LABORATORIES, INC. SAVINGS & PROFIT SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	12.70%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	17.11%

Part I - 124

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	7.18%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.62%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.07%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.14%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.82%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.24%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.57%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.40%

Part I - 125

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.25%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.52%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.53%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.15%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.35%
JPMORGAN U.S. LARGE CAP CORE PLUS FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.19%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.45%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.97%

Part I - 126

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	31.82%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	15.01%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.29%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.84%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.89%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.51%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.43%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.13%

Part I - 127

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.22%

CLASS R2 SHARES	ASCENSUS TRUST CO FBO KEIS GEORGE LLP 401K PS PO BOX 10758 FARGO ND 58106-0758	8.43%

	LINCOLN RETIREMENT SERVICES FBO ARMSTRONG AMBULANCE SERVICE PO BOX 7876 FORT WAYNE IN 46801-7876	18.50%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	36.46%

CLASS R5 SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.98%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS BALANCED FUND ATTN CLIENT SERVICES # DE3-3640 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	26.60%

	JPMIM AS AGENT FOR* JPMORGAN ACCESS GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD # DE3-3640 NEWARK DE 19713-2105	30.93%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.01%

Part I - 128

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	26.89%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	30.29%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.80%
JPMORGAN U.S. SMALL COMPANY FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.13%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	8.39%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	8.75%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.54%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	6.03%

Part I - 129

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.16%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.76%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.61%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.48%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.51%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.19%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.35%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.12%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.08%

Part I - 130

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.13%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	36.44%

	WELLS FARGO BANK FBO FEDERATED MUTUAL INSURANCE CO 1525 WEST WT HARRIS BLVD # 12161555 CHARLOTTE NC 28288-1076	8.06%

CLASS R2 SHARES	MATRIX TRUST COMPANY TRUSTEE PRICE MODERN LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.05%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.29%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	25.87%

CLASS R6 SHARES	JPMIM AS AGENT FOR* CORNELL UNIVERSITY POSTRETIREMENT WELFARE PLAN A ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	5.04%

	JPMIM AS AGENT FOR* GREATER MILWAUKEE FOUNDATION ATTN CLIENT SERVICES 460 POLARIS PKWY # OH1-1235 WESTERVILLE OH 43082-8212	8.83%

Part I - 131

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMIM AS AGENT FOR* WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	8.58%

	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	30.07%

	STATE STREET BANK & TRUST AS CUST FBO TRANSDIGM INC 1301 E 9TH ST STE 3710 CLEVELAND OH 44114-1838	8.80%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.41%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.34%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13.52%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	22.41%
JPMORGAN VALUE ADVANTAGE FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.82%

Part I - 132

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.32%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6.98%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	13.39%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.80%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	11.13%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.79%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.84%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.70%

Part I - 133

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	5.79%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.26%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.12%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.42%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.64%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	8.50%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	31.63%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.50%

Part I - 134

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.95%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.44%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	10.70%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.57%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.00%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.74%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.26%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 135

J.P. Morgan Investor Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

November 1, 2015, as supplemented May 11, 2016

JPMORGAN TRUST II (“JPMT II”)

JPMorgan Investor Balanced Fund (the “Investor Balanced Fund”)

Class A/OGIAX; Class C/OGBCX; Select Class/OIBFX

JPMorgan Investor Conservative Growth Fund (the “Investor Conservative Growth Fund”)

Class A/OICAX; Class C/OCGCX; Select Class/ONCFX

JPMorgan Investor Growth & Income Fund (the “Investor Growth & Income Fund”)

Class A/ONGIX; Class C/ONECX; Select Class/ONGFX

JPMorgan Investor Growth Fund (the “Investor Growth Fund”)

Class A/ONGAX; Class C/OGGCX; Select Class/ONIFX

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Funds dated November 1, 2015, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the financial statements dated June 30, 2015 included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, OH 43082.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

SAI-INV-516

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

JPMorgan Trust II (“JPMT II”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II, was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

Former Fund Name	Current Fund Name
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund
One Group Investor Growth Fund	JPMorgan Investor Growth Fund

Share Classes

Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A1	Class C	Select Class
JPMorgan Investor Balanced Fund	X	X	X
JPMorgan Investor Conservative Growth Fund	X	X	X
JPMorgan Investor Growth & Income Fund	X	X	X
JPMorgan Investor Growth Fund	X	X	X

[1]

Effective June 19, 2015, Class B Shares of these Funds were automatically converted into Class A Shares. Class B shares were previously subject to an automatic conversion right to Class A shares after 8 years, but in May 2015, it was determined that the conversion schedule would be accelerated and all of the remaining Class B shares (which had not been sold since 2009) would be converted to Class A shares.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT II, JPMorgan Trust I (“JPMT I”), JPMorgan Trust III (“JPMT III”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT II, JPMT I, JPMT III, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

Part I - 1

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to the Funds. Certain other of the J.P. Morgan Funds are advised by J.P. Morgan Alternative Asset Management (“JPMAAM”), Security Capital Research & Management Incorporated (“SCR&M”), and/or sub-advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

The Funds are “funds of funds” that invest their assets in a combination of J.P. Morgan Funds, including equity, fixed income, international and short-term mutual funds (the “Underlying Funds”). The Prospectus lists the Underlying Funds that each Fund may utilize as of the date of the Prospectus. The Funds may invest in additional Underlying Funds that are not listed in the Prospectus from time to time in the future so long as the a Fund’s investments in any additional underlying fund does not exceed 5% of Fund holdings.

INVESTMENT POLICIES

The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. Except where otherwise noted, these investment policies are “fundamental” policies which, under the Investment Company Act of 1940, as amended (“1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Fund’s Prospectus or herein, and may be changed by the Trustees of the Funds without shareholder approval.

Except for the restriction on borrowings set forth in fundamental investment policy (8) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policy (8), the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Part I - 2

Fundamental Investment Policies. Each of the Funds may not:

1.	Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2.	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act).

3.	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

4.	Purchase securities on margin or sell securities short.

5.	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

6.	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs.

8.	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

9.	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

10.	Issue senior securities except with respect to any permissible borrowings.

11.	Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Non-Fundamental Investment Policies. The investment policies described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies provide that each Fund may not:

Part I - 3

1.	Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

INVESTMENT PRACTICES

Investments In Underlying Funds

The Funds’ investments are concentrated in the Underlying Funds. As a result, the Funds’ net asset value (“NAV”) is impacted by the performance and risk of the Underlying Funds. The main risks associated with the Funds’ investments in the Underlying Funds are described in the Prospectus. The following discussion further summarizes some of the risks associated with the Funds and their investments in the Underlying Funds. For a complete discussion of the investments and risks of the Underlying Funds, please see the Prospectuses and SAI for each of the Underlying Funds, which may be obtained by calling 1-800-480-4111.

Mortgage-Related and Other Asset-Backed Securities Risk. Some of the Underlying Funds invest in mortgage-related and other asset-backed securities. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the Underlying Funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be more volatile and may be subject to higher risk of nonpayment.

Also some of the Underlying Funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Credit Risk. There is risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the Underlying Funds. Such default could result in losses to the Underlying Funds and to the Funds. In addition, the credit quality of securities held by an Underlying Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an Underlying Fund. Lower credit quality also may affect liquidity and make it difficult for the Underlying Fund to sell the security. Although the United State (“U.S.”) government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Part I - 4

Derivatives Risk. The Underlying Funds may utilize a variety of derivative instruments for hedging or risk management purposes or as part of their leveraging or investment strategies. Derivatives include options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, some of the Underlying Funds use derivatives to increase income or gain to the Underlying Funds. There is no assurance that such investments will achieve their objective and may result in losses to the Underlying Funds.

The Underlying Funds will be subject to credit risk with respect to the counterparties of the derivative contracts purchased by the Underlying Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Such Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Foreign Securities and Emerging Markets Risk. Certain of the Underlying Funds may invest in foreign securities. An Underlying Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, sanctions or other measures by the United States or other governments, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Underlying Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Underlying Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Underlying Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.

Part I - 5

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to an Underlying Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, an Underlying Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

Since investments in foreign securities may involve foreign currencies, the value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Underlying Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Underlying Funds’ currency exposure related to foreign investments. Some of the Underlying Funds may use forward commitments for non-hedging purposes such as increasing income or gain to the Underlying Funds.

Certain of the Underlying Funds also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Underlying Funds’ investments in those countries and the availability to an Underlying Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Foreign Currency Exchange Transactions Risk. Certain of the Underlying Funds may from time to time enter into foreign currency exchange transactions. A forward foreign currency exchange contract is an obligation by the Underlying Funds to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Underlying Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Part I - 6

Certain of the Underlying Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Underlying Funds may enter into forward foreign currency contracts to increase income and gain. The Underlying Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Underlying Funds would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Underlying Funds to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Non-Deliverable Forwards Risk. Certain of the Underlying Funds may also invest in non-deliverable forwards (“NDFs”). Although NDFs are similar to forward foreign currency exchange contracts (which certain of the Underlying Funds are currently permitted to enter into), NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Underlying Funds will typically use NDFs for hedging purposes, but may from time-to-time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Underlying Funds, and the cost of such strategies may reduce such Underlying Funds’ returns.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero- coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Part I - 7

High Yield/High Risk Securities/Junk Bonds Risk. Certain of the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard and Poor’s Corporation (“S&P”) and Ba1 or lower by Moody’s Investor Services, Inc. (“Moody’s”)). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, an Underlying Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Economic Changes. The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

Interest Rate Risk. Some of the Underlying Funds primarily invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these Underlying Funds’ investments generally declines. Given the historically low interest rate environment, risks associated with rising rates are heightened. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Underlying Funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Part I - 8

Non-Diversified Risk. Certain of the Underlying Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

Real Estate Investment Trusts (“REITs”) and Securities of Real Estate Companies Risk. Investments by certain of the Underlying Funds will be highly concentrated in the securities of companies and industries in the real estate sector. Although these Underlying Funds do not invest in real estate directly, they are subject to investment risks that are the same as or similar to those associated with direct ownership of real estate. As a result, the performance of these Underlying Funds is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. The underlying loans may be subject to the risks of default or of prepayment that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up and/or liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Underlying Funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Underlying Funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, the Underlying Funds’ investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volumes and may be more volatile than other securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which the Underlying Funds invests, in addition to the expenses of the Underlying Funds.

Short Selling Risk. Some of the Underlying Funds engage in short selling. The main investment strategy of certain of the Underlying Funds is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Underlying Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by certain of the Underlying Funds involves risks different than direct equity investments.

When an Underlying Fund shorts a security, the Underlying Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Underlying Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which may result in a loss or gain, respectively. The Underlying Fund may not always be able to borrow a security it wants to sell short. The Underlying Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, some of the Underlying Funds may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. The use of short sales may result in the Underlying Funds realizing more short-term capital gains and ordinary income tax rates than they would if they did not engage in such short sales.

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Investments and Techniques Used By the Underlying Funds

Below is a list of some of the securities and techniques that may be utilized by the Underlying Funds. For a more complete discussion of these securities and techniques, see the “Investment Strategies and Policies” section in Part II of this SAI and the Prospectuses and SAIs of the Underlying Funds.

Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper

Part I - 10

Instrument	Part II Section Reference
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Foreign Investments (including Foreign Currencies)

Part I - 11

Instrument	Part II Section Reference
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Loans
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks

Part I - 12

Instrument	Part II Section Reference
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and (b) futures contracts on securities and indexes of securities.	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IOs”) and Principal-Only (“POs”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	Mortgage-Related Securities

Part I - 13

Instrument	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long-term securities that make periodic fixed or variable interest payments.	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 14

Instrument	Part II Section Reference
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Debt Instruments

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

In addition to investments in the Underlying Funds, the Funds may invest in U.S. government securities, bank obligations, short-term paper and repurchase agreements under Section 12(d)(1)(G) of the 1940 Act. The following is a description of such investments.

U.S. Government Obligations. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S. government. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. government. Securities which are backed by the full faith and credit of the U.S. include obligations of Ginnie Mae, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S. government, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. government include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such issuers but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Part I - 15

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Bank Obligations. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Funds cannot realize the proceeds thereon within seven days are deemed “illiquid” for the purposes of the Funds’ restrictions on investments in illiquid securities. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Funds or the Savings Association Insurance Funds of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A.

Commercial Paper. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The Adviser may have the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate or some other variable rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds’ quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

Part I - 16

Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser’s credit guidelines. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds’ restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements will further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Funds, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Funds may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Funds.

Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements (“Interfund Lending Agreements”) under which the Funds would lend money and borrow money for temporary purposes directly to and from another J.P. Morgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. Each Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

Part I - 17

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after such interfund borrowing total 10% or less of its total assets; provided, that if a Fund has a secured loan outstanding from any other lender, including but not limited to another J.P. Morgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

DIVERSIFICATION

JPMT II is a registered open-end investment company and the Funds are diversified series of JPMT II. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transactions costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 18

The table below sets forth the Funds’ portfolio turnover rate for the fiscal years ended as indicated.

	Fiscal Year Ended
Fund	6/30/14	6/30/15
JPMorgan Investor Balanced Fund	12%	10%
JPMorgan Investor Conservative Growth Fund	20	11
JPMorgan Investor Growth & Income Fund	10	9
JPMorgan Investor Growth Fund	8	10

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended June 30, 2015:

Committee	Fiscal Year Ended 6/30/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	10
Equity Committee	5
Fixed Income Committee	5
Money Market and Alternative Products Committee	5

For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any J.P. Morgan Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities of Investor Balanced Fund	Dollar Range of Equity Securities of Investor Conservative Growth Fund	Dollar Range of Equity Securities of Investor Growth & Income Fund
Independent Trustees
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Frankie D. Hughes	None	None	None
Peter C. Marshall	None	None	None
Mary E. Martinez	None	None	None
Marilyn McCoy	None	None	None
Mitchell M. Merin	None	None	None
William G. Morton, Jr.	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None
Marian U. Pardo	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None

Part I - 19

Name of Trustee	Dollar Range of Equity Securities of Investor Growth Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell M. Merin	None	Over $100,000
William G. Morton, Jr.	$50,001–$100,000	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

(1)	A Family of Investment Companies means two or more registered investment companies that (i) share the same investment adviser or principal underwriter and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (147 Funds).
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2014, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2014, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds paid expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee chairmen. Committee chairs who are not already receiving an additional fee are each paid $50,000. From January 1, 2014 to June 30, 2014, the head of the Strategic Planning Working Group also received an additional fee of $25,000 for his services. The Strategic Planning Working Group, comprised of independent Trustees, worked with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. Effective July 1, 2014, the work of the Strategic Planning Working Group was being performed by the Governance Committee. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

Part I - 20

Trustee aggregate compensation paid by the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2014, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth & Income Fund	JPMorgan Investor Growth Fund	Total Compensation Paid from Fund Complex(1)
Independent Trustees
John F. Finn	$3,380	$2,840	$2,026	$1,496	$365,000	(2)
Dr. Matthew Goldstein	5,001	4,201	2,997	2,214	540,000
Robert J. Higgins	3,142	2,642	1,883	1,391	340,000	(3)
Frankie D. Hughes	2,917	2,451	1,748	1,291	315,000
Peter C. Marshall	3,612	3,034	2,164	1,599	390,000	(4)
Mary E. Martinez	2,917	2,451	1,748	1,291	315,000
Marilyn McCoy	3,380	2,840	2,026	1,496	365,000
Mitchell M. Merin	3,380	2,840	2,026	1,496	365,000
William G. Morton, Jr.	2,917	2,451	1,748	1,291	315,000
Dr. Robert A. Oden, Jr.	2,917	2,451	1,748	1,291	315,000	(5)
Marian U. Pardo	2,917	2,451	1,748	1,291	315,000
Frederick W. Ruebeck	3,380	2,839	2,026	1,496	365,000	(6)
James J. Schonbachler	3,380	2,840	2,026	1,496	365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eleven registered investment companies (147 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $340,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the following Funds to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal years indicated (amounts in thousands):

	Fiscal Year Ended
	6/30/13		6/30/14		6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan Investor Balanced Fund	$1,638	$(54)	$2,003	$(270)	$552	$(2,140)
JPMorgan Investor Conservative Growth Fund	1,526	(42)	1,814	(148)	513	(1,703)
JPMorgan Investor Growth & Income Fund	1,018	(45)	1,137	(230)	86	(1,529)
JPMorgan Investor Growth Fund	752	(45)	741	(273)	—	(1,203)

For a more complete discussion, see the “Investment Advisers and Sub-Advisers” section of Part II of this SAI.

Part I - 21

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts managed by each portfolio manager as of the fiscal year ended June 30, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan Investor Balanced Fund
Ove Fladberg	3	$10,360,652	0	$0	0	$0
Michael Loeffler	5	$12,569,441	2	$2,263,408	5	$521,104
Nicholas D’Eramo	5	$12,569,441	1	$773,804	4	$308,914
Pete Klingelhofer	0	$0	0	$0	0	$0

JPMorgan Investor Conservative Growth Fund
Ove Fladberg	3	$11,403,095	0	$0	0	$0
Michael Loeffler	5	$13,611,884	2	$2,263,408	5	$521,104
Nicholas D’Eramo	5	$13,611,884	1	$773,804	4	$308,914
Pete Klingelhofer	0	$0	0	$0	0	$0

JPMorgan Investor Growth & Income Fund
Ove Fladberg	3	$12,588,903	0	$0	0	$0
Michael Loeffler	5	$14,797,692	2	$2,263,408	5	$521,104
Nicholas D’Eramo	5	$14,797,692	1	$773,804	4	$308,914
Pete Klingelhofer	0	$0	0	$0	0	$0

JPMorgan Investor Growth Fund
Ove Fladberg	3	$13,394,399	0	$0	0	$0
Michael Loeffler	5	$15,603,188	2	$2,263,408	5	$521,104
Nicholas D’Eramo	5	$15,603,188	1	$773,804	4	$308,914
Pete Klingelhofer	0	$0	0	$0	0	$0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of the fiscal year ended June 30, 2015:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan Investor Balanced Fund
Ove Fladberg	0	$0	0	$0	0	$0
Michael Loeffler	0	$0	0	$0	1	$217,734
Nicholas D’Eramo	0	$0	0	$0	0	$0
Pete Klingelhofer	0	$0	0	$0	0	$0

JPMorgan Investor Conservative Growth Fund
Ove Fladberg	0	$0	0	$0	0	$0
Michael Loeffler	0	$0	0	$0	1	$217,734
Nicholas D’Eramo	0	$0	0	$0	0	$0
Pete Klingelhofer	0	$0	0	$0	0	$0

Part I - 22

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
JPMorgan Investor Growth & Income Fund
Ove Fladberg	0	$0	0	$0	0	$0
Michael Loeffler	0	$0	0	$0	1	$217,734
Nicholas D’Eramo	0	$0	0	$0	0	$0
Pete Klingelhofer	0	$0	0	$0	0	$0

JPMorgan Investor Growth Fund
Ove Fladberg	0	$0	0	$0	0	$0
Michael Loeffler	0	$0	0	$0	1	$217,734
Nicholas D’Eramo	0	$0	0	$0	0	$0
Pete Klingelhofer	0	$0	0	$0	0	$0

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of the fiscal year ended June 30, 2015:

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
JPMorgan Investor Balanced Fund
Ove Fladberg	X
Michael Loeffler			X
Nicholas D’Eramo		X
Pete Klingelhofer	X

JPMorgan Investor Conservative Growth Fund
Ove Fladberg	X
Michael Loeffler	X
Nicholas D’Eramo	X
Pete Klingelhofer	X

JPMorgan Investor Growth & Income Fund
Ove Fladberg				X
Michael Loeffler		X
Nicholas D’Eramo	X
Pete Klingelhofer		X

JPMorgan Investor Growth Fund
Ove Fladberg	X
Michael Loeffler	X
Nicholas D’Eramo	X
Pete Klingelhofer	X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands).

Part I - 23

	Fiscal Year Ended
	6/30/13		6/30/14		6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan Investor Balanced Fund	$2,069	$(15)	$1,861	$(822)	$1,159	$(1,910)
JPMorgan Investor Conservative Growth Fund	1,960	—	1,774	(579)	994	(1,610)
JPMorgan Investor Growth & Income Fund	1,392	(60)	954	(807)	788	(1,209)
JPMorgan Investor Growth Fund	916	(269)	461	(953)	516	(1,080)

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2015 (amounts have been rounded to the nearest whole dollar):

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
JPMorgan Investor Balanced Fund	$2,436,956	$344,713	$1,744	$18,459,998
JPMorgan Investor Conservative Growth Fund	1,383,122	463,023	3,082	19,541,806
JPMorgan Investor Growth & Income Fund	1,381,860	132,609	2,920	9,837,873
JPMorgan Investor Growth Fund	831,476	50,711	3,296	7,057,826

*	Fees paid by the Fund pursuant to Rule 12b-1 are provided in “Distribution Fees” section below.

The table below sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds for the fiscal years indicated.

	Fiscal Year Ended
	6/30/13	6/30/14	6/30/15
JPMorgan Investor Balanced Fund	$2,395,764	$3,174,323	$2,436,956
JPMorgan Investor Conservative Growth Fund	2,186,274	1,614,946	1,383,122
JPMorgan Investor Growth & Income Fund	1,207,825	1,694,446	1,381,860
JPMorgan Investor Growth Fund	723,167	997,007	831,476

For more information on JPMDS, see the “Distributor” section in Part II of this SAI.

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS with respect to the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended
	6/30/13		6/30/14		6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan Investor Balanced Fund
Class A Shares	$6,304	$—	$8,278	$—	$9,701	$—
Class B Shares*	1,020	—	771	—	553	—
Class C Shares	3,454	—	6,087	—	8,206	—

JPMorgan Investor Conservative Growth Fund
Class A Shares	5,050	—	5,943	—	6,381	—
Class B Shares*	525	—	396	—	288	—
Class C Shares	7,041	—	10,345	—	12,873	—

Part I - 24

	Fiscal Year Ended
	6/30/13		6/30/14		6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan Investor Growth & Income Fund
Class A Shares	4,098	—	5,338	—	6,330	—
Class B Shares*	1,136	—	848	—	571	—
Class C Shares	1,465	—	2,223	—	2,937	—

JPMorgan Investor Growth Fund
Class A Shares	3,035	—	3,947	—	4,677	—
Class B Shares*	967	—	776	—	537	—
Class C Shares	1,042	—	1,436	—	1,844	—

*	On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal years indicated (amounts in thousands). Effective June 19, 2015, Class B Shares were converted into Class A Shares.

	Fiscal Year Ended
	6/30/13		6/30/14		6/30/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
JPMorgan Investor Balanced Fund
Class A Shares	$1,367	$(4,937)	$363	$(7,915)	$830	$(8,871)
Class B Shares	92	(248)	77	(180)	13	(171)
Class C Shares	326	(825)	607	(1,422)	242	(2,494)
Select Class Shares	144	(522)	37	(761)	72	(767)

JPMorgan Investor Conservative Growth Fund
Class A Shares	1,282	(3,768)	307	(5,636)	647	(5,734)
Class B Shares	50	(125)	37	(95)	8	(88)
Class C Shares	713	(1,634)	1,042	(2,406)	450	(3,841)
Select Class Shares	68	(201)	16	(273)	32	(281)

JPMorgan Investor Growth & Income Fund
Class A Shares	$523	$(3,575)	$175	$(5,163)	$463	$(5,867)
Class B Shares	92	(287)	68	(215)	12	(178)
Class C Shares	121	(367)	182	(559)	75	(904)
Select Class Shares	45	(304)	15	(458)	45	(530)

JPMorgan Investor Growth Fund
Class A Shares	66	(2,969)	61	(3,886)	247	(4,430)
Class B Shares	69	(254)	52	(207)	9	(170)
Class C Shares	74	(273)	97	(382)	37	(578)
Select Class Shares	6	(272)	5	(381)	44	(501)

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 25

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

There were no brokerage commissions for the Funds during the past three fiscal years.

Broker Research

The Funds do not presently allocate any brokerage commissions to brokers for broker research.

Securities of Regular Broker-Dealers

Because the Funds invested only in the Underlying Funds for the fiscal year ended June 30, 2015, the Funds did not own securities of their regular broker-dealers.

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal year ended June 30, 2015, JPMIM and SCR&M paid approximately $155,333,339 and $8,542, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A Shares in the aggregate of certain J.P. Morgan Income Funds or $1 million or more of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively, “Qualifying Funds”) may receive finders’ fees.

With respect to sales of Class A Shares of the Funds, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to an Investor Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of an Investor Fund. The Finders’ Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans.

If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fees Paid by Distributor

For the fiscal year ended June 30, 2015, JPMDS paid approximately $19,986,582 in finders’ fees for all of the J.P. Morgan Funds. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 26

TAX MATTERS

Capital Loss Carryforwards

For federal income tax purposes, the Funds did not have any capital loss carryforwards for the fiscal year ended June 30, 2015.

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

The McGraw-Hill Companies, Inc. — Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Vickers Stock Research	Monthly	30 days after month end
JPMorgan Chase & Co.	Monthly	30 days after month end
Factset	Monthly	30 days after month end
Casey Quirk & Associates	Monthly	10 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers. As of December 31, 2014, the Officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders. As of September 30, 2015, the persons shown in Attachment I-A, Principal Shareholders, owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI.

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended June 30, 2015, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 27

Attachment I-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPM INVESTOR BALANCED FUND
A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	86.21%

C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	89.05%

SELECT SHARES	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.51%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	77.23%
JPM INVESTOR CONSERVATIVE GROWTH FUND
A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	88.42%

C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	93.87%

SELECT SHARES	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.59%

Part I - 28

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	50.81%
JPM INVESTOR GROWTH FUND
A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	75.60%

C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.01%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.08%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	58.68%

SELECT SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.38%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	78.10%

Part I - 29

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPM INVESTOR GROWTH & INCOME FUND
A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	80.54%

C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	73.60%

SELECT SHARES	BRICS & CO JOHNSON OUTDOORS MANKATO OPS PENSIO 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	5.15%

	GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.54%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	62.54%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 30

JPMorgan International Equity Funds

STATEMENT OF ADDITIONAL INFORMATION

PART I

March 1, 2016, as supplemented May 11, 2016

JPMORGAN TRUST I (“JPMT I”)

Fund Name	Select	Inst	A	C	R5	R2	R6
JPMorgan China Region Fund (“China Region Fund”)	JCHSX		JCHAX	JCHCX
JPMorgan Emerging Economies Fund (“Emerging Economies Fund”)	JEESX		JEEAX	JEECX	JEERX		JEEEX
JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	JEMSX	JMIEX	JFAMX	JEMCX			JEMWX
JPMorgan Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	JEMYX		JEMEX	JEMFX	JEMPX		JEMLX
JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”)	JEITX		*	*		*
JPMorgan Global Unconstrained Equity Fund (“Global Unconstrained Equity Fund”)	JMESX		JFUAX	JFECX	JFETX	*	JFEUX
JPMorgan International Equity Fund (“International Equity Fund”)	VSIEX		JSEAX	JIECX	JIERX	JIEZX	JNEMX
JPMorgan International Equity Income Fund (“International Equity Income Fund”) (formerly, JPMorgan Global Equity Income Fund)	JEISX		JEIAX	JEICX	JEIRX	JGEZX	JIEFX
JPMorgan International Opportunities Fund (“International Opportunities Fund”)	JIOSX	JPIOX	JIOAX	JIOCX			JIOMX
JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”)	IUESX		IUAEX	IUCEX	IUEFX	IUERX	IUENX
JPMorgan International Value Fund (“International Value Fund”)	JIESX	JNUSX	JFEAX	JIUCX		JPVZX	JNVMX

*	An exchange ticker symbol is not available for this share class of this Fund.

SAI-INTEQ-516

Fund Name	Select	Inst	A	C	R5	R2	R6
JPMorgan Intrepid European Fund (“Intrepid European Fund”)	JFESX	JFEIX	VEUAX	VEUCX
JPMorgan Intrepid International Fund (“Intrepid International Fund”)	JISIX	JFTIX	JFTAX	JIICX		JIIZX	JIFFX
JPMorgan Latin America Fund (“Latin America Fund”)	JLTSX		JLTAX	JLTCX			JLTNX

JPMORGAN TRUST II (“JPMT II”)

Fund Name	Select	Inst	A	C	R5	R2	R6
JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) (formerly, JPMorgan International Equity Index Fund)	OIEAX		OEIAX	OIICX		JEIZX

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated March 1, 2016, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Report relating to the Funds, dated October 31, 2015 (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 460 Polaris Parkway, Westerville, OH 43082.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other J.P. Morgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

1-800-480-4111

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

The Funds (other than the JPMorgan International Research Enhanced Equity Fund) are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each Fund (other than the China Region Fund, the Emerging Economies Fund, the Global Research Enhanced Index Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Research Enhanced Equity Fund, the International Unconstrained Equity Fund and the Latin America Fund) is a successor mutual fund to J.P. Morgan Funds that were series of J.P. Morgan Mutual Fund Series (“Predecessor Funds”) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

The International Research Enhanced Equity Fund is a series of JPMorgan Trust II (“JPMT II” and, collectively with JPMT I, the “Trusts”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The JPMorgan International Research Enhanced Equity Fund, which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Institutional Funds (“JPMIF”)

JPMorgan Emerging Markets Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)

JPMorgan Intrepid European Fund

JPMorgan Intrepid International Fund

J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)

JPMorgan International Equity Fund

One Group Mutual Funds (“OGMF”)

JPMorgan International Research Enhanced Equity Fund

JPMIF. Prior to February 19, 2005, the Emerging Markets Equity Fund, International Opportunities Fund and International Value Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

JPMMFG. Prior to February 19, 2005, the Intrepid European Fund and the Intrepid International Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 11, 1987. JPMMFG liquidated November 29, 2012, and is in the process of winding up its affairs.

JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close

Part I - 1

of business on February 18, 2005, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

Share Classes

Shares in the Funds of the Trusts are generally offered in multiple classes. The Board of Trustees of JPMT I and JPMT II has authorized the issuance and sale of the following share classes of the Funds:

Fund	Class A1	Class C	Select Class	Institutional Class	Class R5	Class R2	Class R6
China Region Fund	X	X	X
Emerging Economies Fund	X	X	X		X		X
Emerging Markets Equity Fund	X	X	X	X			X
Emerging Markets Equity Income Fund	X	X	X		X		X
Global Research Enhanced Index Fund	X	X	X			X
Global Unconstrained Equity Fund	X	X	X		X	X	X
International Equity Fund	X	X	X		X	X	X
International Equity Income Fund[2]	X	X	X		X	X	X
International Research Enhanced Equity Fund	X	X	X			X
International Opportunities Fund	X	X	X	X			X
International Unconstrained Equity Fund	X	X	X		X	X	X
International Value Fund	X	X	X	X		X	X
Intrepid European Fund	X	X	X	X
Intrepid International Fund	X	X	X	X		X	X
Latin America Fund	X	X	X				X

1	Effective June 19, 2015, Class B Shares of these Funds were automatically converted into Class A Shares.
2	Effective January 30, 2015, the Fund changed its name from the “Global Equity Income Fund” to the “International Equity Income Fund”.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMorgan Trust III (“JPMT III”), JPMorgan Trust IV (“JPMT IV”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “J.P. Morgan Fund,” and together with the Funds, the “J.P. Morgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMT III, JPMT IV, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” The Trusts’ Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), J.P. Morgan Alternative Asset Management, Inc. (“JPMAAM”) and certain Funds are sub-advised by J.P. Morgan Private Investment Inc. (JPMPI) or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMAAM, JPMPI and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI and JFIMI are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Part I - 2

Investments in the Funds are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 3

INVESTMENT POLICIES

The following investment policies have been adopted by the respective Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies”, as well as the investment objective of the International Research Enhanced Equity Fund, are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of each Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of each of the Funds (including their respective investment objectives for each Fund other than the International Research Enhanced Equity Fund) are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of each Fund without shareholder approval.

The percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to fundamental investment policies (2), (3) and (4), the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund’s Adviser will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of the fundamental investment policies regarding industry concentration for the Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. For Emerging Markets Equity Income Fund and International Equity Income Fund this restriction does not apply to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser or the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser (or Sub-Adviser) may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser or the Sub-Adviser, as may be the case, based on published classifications or other sources.

In addition, each of the China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, Intrepid European Fund and Latin America Fund has an 80% investment policy which is described in its Prospectuses. In calculating assets for the purposes of a Fund’s 80% policy, assets are net assets plus the amount of borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Part I - 4

Finally, while the Global Unconstrained Equity Fund and International Unconstrained Equity Fund are generally unconstrained within their equity universe by any particular capitalization, sector or style and may invest in any foreign country, including emerging market countries, each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to such Fund that are described herein and by any restrictions imposed by applicable law.

Fundamental Investment Policies.

(1)   (a) The International Value Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Unconstrained Equity Fund, Intrepid International Fund, International Opportunities Fund and the International Research Enhanced Equity Fund may not make any investment inconsistent with their classification as a diversified investment company under the 1940 Act;

(b) The Emerging Economies Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(c) The International Equity Fund may not, with respect to total assets, purchase any security if, as a result, (a) more than 5% of the value of the Fund’s total assets would be invested in securities or other obligations of any one issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to U.S. Government securities (as defined in the 1940 Act).

(2)   (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and the Intrepid International Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b) The China Region Fund, Emerging Economies Fund, International Equity Fund, Intrepid European Fund and the Latin America Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this policy. The International Research Enhanced Equity Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c) The International Equity Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC;

(d) The Global Research Enhanced Index Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(e) The Emerging Markets Equity Income Fund may not purchase any security which would cause the Fund to concentrate more than 25% of the Fund’s investments in the securities of issuers primarily engaged in any particular industry or group of industries;

(3)   (a) The Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, Global Research Enhanced Index Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund, International

Part I - 5

Opportunities Fund and the Intrepid International Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b) The Intrepid European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the policies set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this policy, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(c) The China Region Fund, Emerging Economies Fund and the Latin America Fund may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

(4)   (a) The China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and the Latin America Fund may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b) The Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Unconstrained Fund and the Total Emerging Markets Fund may not borrow money, except to the extent permitted by applicable law;

(5)   (a) The China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and the Latin America Fund, may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”);

(b) The Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter under certain securities laws;

(6)   (a) The Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund and the Intrepid International Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) (except for the Intrepid International Fund) make direct investments in mortgages;

(b) The China Region Fund, Emerging Economies Fund, International Equity Fund, International Research Enhanced Equity Fund, Intrepid European Fund and the Latin America Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(c) The Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund and the International Unconstrained Equity Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;

(7)   (a) The Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund and the Intrepid International Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial

Part I - 6

futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(b) The International Equity Fund and Intrepid European Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(c) The China Region Fund, Emerging Economies Fund, International Research Enhanced Equity Fund and the Latin America Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(d) The International Equity Income Fund may purchase and sell commodities to the maximum extent permitted by applicable law;

(e) The Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;

(8)   (a) The Funds, except for the Emerging Markets Equity Income Fund and International Research Enhanced Equity Fund, may make loans to other persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law;

(b) The International Research Enhanced Equity Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

(9)   The Intrepid European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10)   The Intrepid European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund’s portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund;

(11)   The Intrepid European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

(12)   The International Research Enhanced Equity Fund may not purchase securities on margin or sell securities short for use of short-term credit necessary for clearance of purchases of portfolio securities;

(13)   The International Research Enhanced Equity Fund may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded);

(14)   The International Research Enhanced Equity Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Part I - 7

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the China Region Fund, International Equity Fund, Intrepid European Fund and the Latin America Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

Pursuant to fundamental policy (8), the Global Research Enhanced Index Fund, Global Unconstrained Equity Fund and International Unconstrained Equity Fund may lend to other J.P. Morgan Funds as described under “Interfund Lending” in Part II of this Statement of Additional Information. In addition, the Funds may invest in types of investments and engage in transactions that are considered lending transactions. The types of investment and strategies that the Funds may use are described in further detail in the Prospectus and this SAI.

For the purposes of investment policies (6)(b) and 6(d) above, real estate includes real estate limited partnerships. For the purposes of investment policy (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment policy (2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of policy (2)(b) above.

Fundamental investment policy (2)(f) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted above and in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings by the Fund. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. Under current pronouncements, certain Fund positions (e.g. reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

Non-Fundamental Investment Policies.

Each Fund is subject to the following non-fundamental policies which may be changed without shareholder approval.

(1)   None of the Funds may acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)   The Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund and Intrepid International Fund may not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This policy shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)   The China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)   Each of the Intrepid European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5)   The Intrepid European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

Part I - 8

(6)   The Intrepid European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7)   Each of the Intrepid European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies; and

(8)   None of the Funds may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For investment policy purposes for the Intrepid European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

With respect to the Intrepid European Fund, as a matter of non-fundamental policy, to the extent permitted under applicable law, the above policies do not apply to the following investments (“OECD investments”): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development (“OECD country”); and (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees’ opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund’s holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund’s portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE
China Region Fund	1
Emerging Economies Fund	2
Emerging Markets Equity Fund	3
Emerging Markets Equity Income Fund	4
Global Research Enhanced Index Fund	5
Global Unconstrained Equity Fund	6
International Equity Fund	7
International Equity Income Fund	8
International Research Enhanced Equity Fund	9
International Opportunities Fund	10
International Unconstrained Equity Fund	11
International Value Fund	12
Intrepid European Fund	13
Intrepid International Fund	14
Latin America Fund	15

Part I - 9

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	2, 7, 13	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.	2, 7, 13	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	2, 7, 13	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipt issued by a bank in exchange for the deposit of funds.	1-3, 6, 7, 9, 10, 12-15	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-7, 9, 10, 12-15	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-3, 5, 9, 10, 12-15	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	1-3, 6-15	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	2-3, 6, 7, 9, 10, 12-15	Commercial Paper
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	2-3, 7, 9, 10, 12-15	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	1-15	Equity Securities, Warrants and Rights
Common Stock, Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-15	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1-15	Convertible Securities

Part I - 10

Instrument	Fund Code	Part II Section Reference
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-4, 7-10, 12-15	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1, 2, 7, 13, 15	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	2, 7, 13	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	2, 7, 13	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1-4, 6-15	Foreign Investments (including Foreign Currencies)
Exchange-Traded Fund (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments.	1-15	Investment Company Securities and Exchange Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and interest rate and currency swaps, caps and floors.	1-15	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1-15	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	1, 2, 4, 7, 8, 13, 15	Debt Instruments

Part I - 11

Instrument	Fund Code	Part II Section Reference
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	2, 7, 13	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-15	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-15	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2, 7	Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1-15	Investment Company Securities and Exchange Traded Funds
Loan Assignments and Participations: Assignments of, or participations in all or a portion of loans to corporations or to governments, including governments in less developed countries.	2, 7, 13	Loans
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	2-3, 6, 7, 9, 10, 12-14	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	2, 7, 13	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.	7, 13	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	7, 13	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	7, 13	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-3, 5-15	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-3, 7, 9, 10, 12-15	Foreign Investments (including Foreign Currencies)

Part I - 12

Instrument	Fund Code	Part II Section Reference
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, and (b) futures contracts on securities and indexes of fixed income securities.	1-15	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-15	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-15	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-15	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-3, 6, 7, 9, 10, 12-15	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-3, 7, 9, 10, 12-15	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-3, 7, 9, 10, 11-15	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-3, 7, 9, 10, 12, 13, 15	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	2-3, 7, 9, 10, 12-15	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	2-3, 7, 9, 10, 12-14	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4, 7-10, 12-15	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.	2, 7, 13	Mortgage-Related Securities

Part I - 13

Instrument	Fund Code	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	1-7, 9, 10, 12-15	Structured Investments
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1, 2, 7-10, 12-15	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 7, 9-13	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-15	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	2-3, 7, 9, 10, 12-14	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	12	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	2-3, 6-10, 12-14	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book-Entry Safekeeping (“CUBES”).	1-15	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	2, 7, 9, 13, 14	Debt Instruments

Part I - 14

Instrument	Fund Code	Part II Section Reference
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-4, 7, 9-15	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	2, 7, 9, 13, 14	Debt Instruments

INVESTMENT PRACTICES FOR THE INTERNATIONAL RESEARCH ENHANCED EQUITY FUND

Foreign Currency Transactions

Although the Fund has no current intention to do so, the Fund may write covered call options on up to 100% of the currencies in its portfolio to offset some of the costs of hedging against fluctuations in currency exchange rates.

The Fund will not speculate in foreign currency options, futures or related options or currency swap contracts. Accordingly, the Fund will not hedge a currency substantially in excess (as determined by the Adviser) of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the cases of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will earmark and reserve, at its custodian or sub-custodians, U.S. government or other high quality liquid securities having a market value representing any subsequent net decrease in the market value of such hedged positions including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures, related options and forward currency transactions.

For a more complete discussion see the “Foreign Investments (including Foreign Currencies)” section in Part II of this SAI.

The Fund’s Investments

Inclusion of a security in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index is not intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI EAFE Index is determined, composed and calculated by MSCI without regard to the Fund. MSCI is neither a sponsor of, nor in any way affiliated with, the Fund. MSCI makes no representation or warranty, expressed or implied, on the advisability of investing in the Fund or as to the ability of the EAFE Index to track general stock market performance. “MSCI EAFE Index” is a service mark of MSCI.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Part I - 15

Limitations on the Use of Options. The Fund will limit the writing of put and call options to 25% of its net assets. Some Funds may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker-dealers with whom a Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Use of When-Issued Securities and Forward Commitments. The Fund intends to purchase “when issued” securities only for the purpose of acquiring portfolio securities, not for speculative purposes. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described under the heading “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” in Part II of this SAI, the Fund’s liquidity and the ability of its Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of the Fund’s total assets. The Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so.

INVESTMENT PRACTICES FOR THE EMERGING MARKETS EQUITY INCOME FUND AND THE GLOBAL RESEARCH ENHANCED INDEX FUND

Inclusion of a security in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is not intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI Emerging Markets Index is determined, composed and calculated by MSCI without regard to the Fund. MSCI is neither a sponsor of, nor in any way affiliated with, the Fund. MSCI makes no representation or warranty, expressed or implied, on the advisability of investing in the Fund or as to the ability of the Emerging Markets Index to track general stock market performance. “MSCI Emerging Markets Index” is a service mark of MSCI.

Inclusion of a security in the Morgan Stanley Capital International (“MSCI”) World Index is not intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI World Index is determined, composed and calculated by MSCI without regard to the Fund. MSCI is neither a sponsor of, nor in any way affiliated with, the Fund. MSCI makes no representation or warranty, expressed or implied, on the advisability of investing in the Fund or as to the ability of the World Index to track general stock market performance. “MSCI World Index” is a service mark of MSCI.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Part I - 16

DIVERSIFICATION

JPMT I and JPMT II are each a registered management investment company. All of the Funds intend to meet the diversification requirement of the 1940 Act, except for the China Region Fund and Latin America Fund, which are non-diversified.

For a more complete discussion, see the “Diversification” section in Part II of this SAI.

QUALITY DESCRIPTION

At the time the China Region Fund, Emerging Economies Fund, Emerging Markets Fund, International Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and the Latin America Fund invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s Investor Service Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Part I - 17

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

The table below sets forth the Funds’ portfolio turnover rates for the two most recently completed fiscal years.

	Fiscal Period Ended 10/31/14	Fiscal Year Ended 10/31/15
China Region Fund	72%	176%	[1]
Emerging Economies Fund	79%	118%
Emerging Markets Equity Fund	33%	35%
Emerging Markets Equity Income Fund*	N/A	25%
Global Research Enhanced Index Fund	40%	44%
Global Unconstrained Equity Fund	97%	132%	[2]
International Equity Fund	6%	13%
International Equity Income Fund	138%	238%	[3]
International Opportunities Fund	55%	43%
International Research Enhanced Equity Fund	63%	39%
International Unconstrained Equity Fund	63%	42%
International Value Fund	59%	74%
Intrepid European Fund	197%	167%
Intrepid International Fund	48%	33%
Latin America Fund	58%	25%

*	The Fund commenced operations on 12/12/14.
1.	The Fund’s increased portfolio turnover was primarily due to strategic changes made to help facilitate a large redemption.
2.	The Fund’s increased portfolio turnover was largely the result of an increase in potential investment opportunities as a result of higher market volatility.
3.	The Fund experienced increased portfolio turnover, as it modified its name, strategies and benchmark during the period.

Part I - 18

TRUSTEES

Standing Committees

There are six standing committees of the Board of Trustees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The following table shows how often each Committee met for the fiscal year ended October 31, 2015:

Committee	Fiscal Year Ended 10/31/15
Audit and Valuation Committee	4
Compliance Committee	4
Governance Committee	10
Equity Committee	5
Fixed Income Committee	7
Money Market and Alternative Products Committee	6

For a more complete discussion, see the “Trustees” section in Part II of the SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that each Trustee (each of whom is an independent Trustee) oversees in the Family of Investment Companies as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in China Region Fund	Dollar Range of Equity Securities in Emerging Economies Fund	Dollar Range of Equity Securities in Emerging Markets Equity Fund	Dollar Range of Securities in Emerging Markets Equity Income Fund	Dollar Range of Securities in Global Research Enhanced Index Fund
Independent Trustees
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None
Robert J. Higgins	None	None	Over $100,000	None	None
Frankie D. Hughes	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	Over $100,000	None	None
Mitchell M. Merin	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None
Marian U. Pardo	None	$50,001– $100,000	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None

Name of Trustee	Dollar Range of Securities in Global Unconstrained Equity Fund	Dollar Range of Equity Securities in International Equity Fund	Dollar Range of Securities in International Equity Income Fund	Dollar Range of Equity Securities in International Research Enhanced Equity Fund	Dollar Range of Equity Securities in International Opportunities Fund	Dollar Range of Securities in International Unconstrained Equity Fund
Independent Trustees
John F. Finn	None	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	Over $100,000	None
Peter C. Marshall	None	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None	None
Marilyn McCoy	None	None	None	Over $100,000	None	None

Part I - 19

Name of Trustee	Dollar Range of Securities in Global Unconstrained Equity Fund	Dollar Range of Equity Securities in International Equity Fund	Dollar Range of Securities in International Equity Income Fund	Dollar Range of Equity Securities in International Research Enhanced Equity Fund	Dollar Range of Equity Securities in International Opportunities Fund	Dollar Range of Securities in International Unconstrained Equity Fund
Mitchell M. Merin	None	None	None	None	None	None
Dr. Robert A. Oden, Jr.	None	None	None	None	None	None
Marian U. Pardo	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	Over $100,000	None	None
James J. Schonbachler	None	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in International Value Fund	Dollar Range of Equity Securities in Intrepid European Fund	Dollar Range of Equity Securities in Intrepid International Fund	Dollar Range of Equity Securities in Latin America Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
John F. Finn	None	Over $100,000	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	None	None	Over $100,000
Robert J. Higgins	Over $100,000	None	None	None	Over $100,000
Frankie D. Hughes	None	None	None	None	Over $100,000
Peter C. Marshall	None	None	None	None	Over $100,000
Mary E. Martinez	None	None	None	None	$50,001– $100,000
Marilyn McCoy	None	None	None	None	Over $100,000
Mitchell M. Merin	None	None	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	None	None	Over $100,000
Marian U. Pardo	Over $100,000	None	None	None	Over $100,000
Frederick W. Ruebeck	None	None	None	None	Over $100,000
James J. Schonbachler	None	None	None	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes twelve registered investment companies (148 Funds).
(2)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2015, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

As of December 31, 2015, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Part I - 20

Trustee Compensation

Prior to January 1, 2016, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual base fee of $315,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $225,000 and the Vice Chairman $75,000. Committee chairs who were not already receiving an additional fee were each paid $50,000 annually in addition to their base fee and reimbursed expenses of the Chairman in the amount of $4,000 per month.

Beginning January 1, 2016, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual base fee of $340,000. Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition, the Funds pay the Chairman $225,000 annually and reimburse expenses of the Chairman in the amount of $4,000 per month. The Chairman receives no additional compensation for service as committee chair.

Trustee aggregate compensation paid by each of the Funds and the J.P. Morgan Funds Complex for the calendar year ended December 31, 2015, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	JPMorgan China Region Fund	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Equity Income Fund	JPMorgan Global Research Enhanced Index Fund
Independent Trustees
John F. Finn	$174	$584	$1,347	$2	$3,795
Dr. Matthew Goldstein	258	864	1,992	2	5,614
Robert J. Higgins	150	504	1,162	1	3,275
Frankie D. Hughes	150	504	1,162	1	3,275
Peter C. Marshall	186	624	1,439	2	4,055
Mary E. Martinez	150	504	1,162	1	3,275
Marilyn McCoy	174	584	1,347	2	3,795
Mitchell M. Merin	174	584	1,347	2	3,795
William G. Morton, Jr.*	150	504	1,162	1	3,275
Dr. Robert A. Oden, Jr.	150	504	1,162	1	3,275
Marian U. Pardo	150	504	1,162	1	3,275
Frederick W. Ruebeck	174	584	1,347	2	3,795
James J. Schonbachler	174	584	1,347	2	3,795

Name of Trustee	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund	JPMorgan International Opportunities Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund
Independent Trustees
John F. Finn	$2	$1,684	$63	$1,171	$485	$19
Dr. Matthew Goldstein	3	2,491	94	1,733	718	28
Robert J. Higgins	2	1,453	55	1,011	419	16
Frankie D. Hughes	2	1,453	55	1,011	419	16
Peter C. Marshall	2	1,799	68	1,252	519	20
Mary E. Martinez	2	1,453	55	1,011	419	16
Marilyn McCoy	2	1,684	63	1,171	485	19
Mitchell M. Merin	2	1,684	63	1,171	485	19
William G. Morton, Jr.*	2	1,453	55	1,011	419	16
Dr. Robert A. Oden, Jr.	2	1,453	55	1,011	419	16
Marian U. Pardo	2	1,453	55	1,011	419	16
Frederick W. Ruebeck	2	1,684	63	1,171	485	19
James J. Schonbachler	2	1,684	63	1,171	485	19

Part I - 21

Name of Trustee	JPMorgan International Value Fund	JPMorgan Intrepid European Fund	JPMorgan Intrepid International Fund	JPMorgan Latin America Fund	Total Compensation Paid From Fund Complex(1)
Independent Trustees
John F. Finn	$1,873	$629	$1,178	$51	$365,000	(2)
Dr. Matthew Goldstein	2,772	930	1,743	76	540,000
Robert J. Higgins	1,617	543	1,016	44	315,000	(3)
Frankie D. Hughes	1,617	543	1,016	44	315,000
Peter C. Marshall	2,002	672	1,259	55	390,000	(4)
Mary E. Martinez	1,617	543	1,016	44	315,000
Marilyn McCoy	1,873	629	1,178	51	365,000
Mitchell M. Merin	1,873	629	1,178	51	365,000
William G. Morton, Jr.*	1,617	543	1,016	44	315,000
Dr. Robert A. Oden, Jr.	1,617	543	1,016	44	315,000	(5)
Marian U. Pardo	1,617	543	1,016	44	315,000
Frederick W. Ruebeck	1,873	629	1,178	51	365,000	(6)
James J. Schonbachler	1,873	629	1,178	51	365,000	(7)

*	William G. Morton, Jr. retired as Trustee of the Trusts effective 12/31/15.
(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (148 Funds).
(2)	Includes $365,000 of Deferred Compensation.
(3)	Includes $315,000 of Deferred Compensation.
(4)	Includes $117,000 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $255,500 of Deferred Compensation.
(7)	Includes $237,250 of Deferred Compensation.

For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.

Part I - 22

INVESTMENT ADVISER

Investment Advisory Fees

For the fiscal periods indicated, the Funds paid the following investment advisory fees to JPMIM, and JPMIM waived investment advisory fees (amounts waived are in parentheses) (amounts in thousands):

	Fiscal Period Ended 10/31/13		Fiscal Year Ended 10/31/14		Fiscal Period Ended 10/31/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
China Region Fund	$3,795	($108)	$5,449	($133)	$3,138	($246)
Emerging Economies Fund	7,034	(33)	10,167	(524)	8,769	(600)
Emerging Markets Equity Fund	28,523	(156)	27,662	(1,489)	20,797	(849)
Emerging Markets Equity Income Fund*	N/A	N/A	N/A	N/A	—	(26)
Global Research Enhanced Index Fund**	1,469	(102)	3,879	(1,803)	3,519	(8,731)
Global Unconstrained Equity Fund	—	(30)	—	(35)	—	(26)
International Equity Fund	10,433	(1,195)	16,725	(1,838)	19,865	(1,849)
International Equity Income Fund	238	(314)	570	(359)	431	(294)
International Research Enhanced Equity Fund	1,411	(1,459)	806	(1,658)	184	(1,383)
International Opportunities Fund	6,423	(68)	10,008	(90)	11,256	(78)
International Unconstrained Equity Fund	—	(31)	—	(36)	56	(158)
International Value Fund	15,721	(131)	21,101	(556)	17,965	(63)
Intrepid European Fund	989	(298)	8,198	(122)	6,522	(55)
Intrepid International Fund	3,813	(56)	7,472	(236)	12,141	(350)
Latin America Fund	1,138	(5)	1,088	(47)	689	(136)

*	The Fund commenced operations on 12/12/14.
**	The Fund commenced operations on 2/28/13.

For a more complete discussion, see the “Investment Advisers and Sub-Advisers” section in Part II of this SAI.

Part I - 23

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of October 31, 2015:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
China Region Fund
Howard Wang	0	$0	5	$1,298,261	0	$0
Emerson Yip	1	121,216	5	1,039,193	2	84,690

Emerging Economies Fund
Anuj Arora	8	1,309,748	8	992,274	7	2,709,260
George Iwanicki, Jr.	7	1,273,402	5	697,862	7	2,709,260

Emerging Markets Equity Fund
Austin Forey	1	514,310	12	8,667,253	6	1,606,340
Leon Eidelman	1	514,610	14	10,587,386	5	731,081
Amit Mehta	3	632,471	16	3,849,576	9	2,311,806

Emerging Markets Equity Income Fund
Omar Negyal	1	115,128	12	1,375,261	0	0

Global Research Enhanced Index Fund
Piera Elisa Grassi	2	8,305,548	2	118,193	15	2,213,681
Ido Eisenberg	3	1,029,295	11	2,638,268	10	2,341,041
James Cook	2	893,635	3	449,081	6	1,331,329

Global Unconstrained Equity Fund
Timothy Woodhouse	0	0	3	1,123,898	0	0
Sam Witherow	0	0	3	1,123,898	0	0

International Equity Fund
James Fisher	4	803,198	11	3,962,427	16	4,246,542
Thomas Murray	5	877,925	11	3,962,427	16	4,246,442
Shane Duffy	5	877,925	11	3,962,427	16	4,049,527

International Equity Income Fund
James Davidson	2	1,859,090	8	6,078,382	0	0
Gerd Woort-Menker	11	7,154,204	9	6,310,861	3	502,521

International Research Enhanced Equity Fund
Demetris Georghiou	3	148,617	9	2,272,052	7	2,321,722
Piera Elisa Grassi	2	8,305,548	2	118,193	15	2,213,681
Ido Eisenberg	3	150,500	11	2,638,268	10	2,341,041
James Cook	1	7,420	3	449,081	6	1,331,329

International Opportunities Fund
Georgina Maxwell	9	2,962,372	4	1,235,147	6	1,847,140
Jeroen Huysinga	11	3,101,126	13	11,527,859	21	5,193,226

International Unconstrained Equity Fund
Shane Duffy	5	3,733,468	11	3,962,427	16	4,049,527
Thomas Murray	5	3,733,468	11	3,962,427	16	4,246,442

International Value Fund
Gerd Woort-Menker	11	4,814,512	9	6,310,861	3	502,521

Part I - 24

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Intrepid European Fund
John Baker	3	$128,842	7	$3,722,602	3	$370,994
Jonathan Ingram	3	128,842	7	3,722,602	0	0
Anis Lahlou-Abid	3	128,842	4	2,288,442	0	0

Intrepid International Fund
Sandeep Bhargava	2	768,651	8	2,803,098	3	431,668
Zenah Shuhaiber	2	768,651	8	2,803,098	3	431,668

Latin America Fund
Luis Carrillo	0	0	3	693,449	2	136,913
Sophie Bosch	0	0	3	693,449	2	136,913

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2015:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
China Region Fund
Howard Wang	0	$0	0	$0	0	$0
Emerson Yip	0	0	0	0	1	876,628

Emerging Economies Fund
Anuj Arora	0	0	1	1,399,351	0	0
George Iwanicki, Jr.	0	0	1	1,399,351	0	0

Emerging Markets Equity Fund
Austin Forey	0	0	1	418,534	5	1,971,506
Leon Eidelman	0	0	0	0	4	1,795,657
Amit Mehta	0	0	4	583,076	3	410,086

Emerging Markets Equity Income Fund
Omar Negyal	0	0	1	431,619	0	0

Global Research Enhanced Index Fund
Piera Elisa Grassi	0	0	1	937,583	1	1,235,993
Ido Eisenberg	0	0	3	1,041,446	3	1,823,719
James Cook	0	0	1	940,661	2	1,497,885

Global Unconstrained Equity Fund
Timothy Woodhouse	0	0	0	0	1	274,721
Sam Witherow	0	0	0	0	1	274,721

International Equity Fund
James Fisher	0	0	0	0	5	1,455,953
Thomas Murray	0	0	0	0	5	1,455,953
Shane Duffy	0	0	0	0	6	1,651,968

International Equity Income Fund
James Davidson	0	0	0	0	0	0
Gerd Woort-Menker	0	0	0	0	0	0

Part I - 25

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)

International Research Enhanced Equity Fund
Demetris Georghiou	0	$0	2	$100,785	2	$584,680
Piera Elisa Grassi	0	0	1	937,583	1	1,235,993
Ido Eisenberg	0	0	3	1,041,446	3	1,823,719
James Cook	0	0	1	940,661	2	1,497,885

International Opportunities Fund
Georgina Maxwell	0	0	0	0	0	0
Jeroen Huysinga	0	0	0	0	3	4,426,851

International Unconstrained Equity Fund
Shane Duffy	0	0	0	0	6	1,651,968
Thomas Murray	0	0	0	0	5	1,455,953

International Value Fund
Gerd Woort-Menker	0	0	0	0	0	0

Intrepid European Fund
John Baker	0	0	3	1,276,048	0	0
Jonathan Ingram	0	0	3	1,276,048	0	0
Anis Lahlou-Abid	0	0	3	1,276,048	0	0

Intrepid International Fund
Sandeep Bhargava	0	0	1	211,866	2	840,569
Zenah Shuhaiber	0	0	1	211,866	2	840,569

Latin America Fund
Luis Carrillo	0	0	2	157,641	0	0
Sophie Bosch	0	0	2	157,641	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of October 31, 2015:

Dollar Range of Securities in the Fund
Fund Name	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

China Region Fund
Howard Wang	X
Emerson Yip	X

Emerging Economies Fund
Anuj Arora				X
George Iwanicki, Jr.			X

Emerging Markets Equity Fund
Austin Forey	X
Leon Eidelman				X
Amit Mehta	X

Emerging Markets Equity Income Fund
Omar Negyal	X

Part I - 26

Dollar Range of Securities in the Fund
Fund Name	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Global Research Enhanced Index Fund
Piera Elisa Grassi	X
Ido Eisenberg	X
James Cook	X

Global Unconstrained Equity Fund
Timothy Woodhouse	X
Sam Witherow	X

International Equity Fund
James Fisher							X
Thomas Murray				X
Shane Duffy	X

International Equity Income Fund
James Davidson	X
Gerd Woort-Menker					X

International Opportunities Fund
Georgina Maxwell	X
Jeroen Huysinga	X

International Research Enhanced Equity Fund
Demetris Georghiou	X
Piera Elisa Grassi	X
Ido Eisenberg	X
James Cook	X

International Unconstrained Equity Fund
Shane Duffy					X
Thomas Murray					X

International Value Fund
Gerd Woort-Menker							X

Intrepid European Fund
John Baker					X
Johnathan Ingram						X
Anis Lahlou-Abid				X

Intrepid International Fund
Sandeep Bhargava	X
Zenah Shuhaiber		X

Latin America Fund
Luis Carrillo						X
Sophie Bosch			X

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 27

ADMINISTRATOR

Administrator Fees

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to J.P. Morgan Investment Management Inc.1 (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Period Ended 10/31/13		Fiscal Year Ended 10/31/14		Fiscal Period Ended 10/31/15
Fund	Paid	Waived	Paid	Waived	Paid	Waived
China Region Fund	$213	($50)	$284	($87)	$112	($117)
Emerging Economies Fund	105	(491)	294	(592)	385	(384)
Emerging Markets Equity Fund	2,371	(49)	907	(1,511)	1,255	(521)
Emerging Markets Equity Income Fund[2]	N/A	N/A	N/A	N/A	—	(2)
Global Research Enhanced Index Fund[3]	532	(130)	1,410	(944)	—	(5,020)
Global Unconstrained Equity Fund	—	(3)	—	(4)	—	(3)
International Equity Fund	—	(1,227)	285	(1,639)	1,095	(1,130)
International Equity Income Fund	—	(58)	—	(96)	—	(84)
International Research Enhanced Equity Fund	162	(278)	40	(494)	—	(642)
International Opportunities Fund	913	—	1,395	—	1,549	—
International Unconstrained Equity Fund	—	(3)	—	(4)	—	(25)
International Value Fund	2,094	(136)	2,768	(224)	2,464	(1)
Intrepid European Fund	57	(110)	1,061	—	830	—
Intrepid International Fund	121	(268)	451	(347)	1,385	(172)
Latin America Fund	85	(11)	62	(32)	5	(63)

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into J.P. Morgan Investment Management Inc. effective April 1, 2016.
2	The Fund commenced operations on 12/12/14.
3	The Fund commenced operations on 2/28/13.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

Part I - 28

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid by the Funds to the principal underwriter, JPMDS, for the fiscal year ended October 31, 2015 (amounts have been rounded to the nearest whole dollar):

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
China Region Fund	$7,165	$21,127	$—	$35,184
Emerging Economies Fund	5,578	2,915	—	150,485
Emerging Markets Equity Fund	63,435	21,259	86	1,139,867
Emerging Markets Equity Income Fund**	167	—	—	280
Global Research Enhanced Index Fund	—	—	—	744
Global Unconstrained Equity Fund	493	—	250	1,830
International Equity Fund	27,099	7,671	72	733,797
International Equity Income Fund	36,133	910	24	200,998
International Research Enhanced Equity Fund	—	—	—	391,740
International Opportunities Fund	4,449	734	—	311,008
International Unconstrained Equity Fund	7,999	352	47	12,485
International Value Fund	432,182	12,988	339	1,743,200
Intrepid European Fund	129,549	58,214	78	993,110
Intrepid International Fund	5,285	1,891	—	350,908
Latin America Fund	869	1,714	246	64,969

*	Fees paid by the Funds pursuant to Rule 12b-1 are provided in the “Distribution Fees” section below.
**	The Fund commenced operations on 12/12/14.

The following table sets forth the aggregate amount of underwriting commissions retained by JPMDS from the Funds with respect to the fiscal periods, as indicated below:

	Fiscal Period Ended October 31,
Fund	2013	2014	2015
China Region Fund	$5,803	$721	$7,165
Emerging Economies Fund	26,936	15,295	5,578
Emerging Markets Equity Fund	99,542	97,983	63,435
Emerging Markets Equity Income Fund*	N/A	N/A	167
Global Research Enhanced Index Fund**	—	—	—
Global Unconstrained Equity Fund	—	—	493
International Equity Fund	38,471	42,324	27,099
International Equity Income Fund	11,030	19,966	36,133
International Research Enhanced Equity Fund	40,362	—	—
International Opportunities Fund	4,017	3,995	4,449
International Unconstrained Equity Fund	—	488	7,999
International Value Fund	173,509	443,739	432,182
Intrepid European Fund	32,429	187,564	129,549
Intrepid International Fund	1,491	3,128	5,285
Latin America Fund	9,541	6,628	869

*	The Fund commenced operations on 12/12/14.
**	The Fund commenced operations on 2/28/13.

For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Part I - 29

Distribution Fees

The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands).

Fund	Fiscal Period Ended 10/31/13			Fiscal Year Ended 10/31/14			Fiscal Period Ended 10/31/15
	Paid		Waived	Paid		Waived	Paid		Waived
China Region Fund
Class A Shares	$12		$—	$13		$—	$17		$—
Class C Shares	12		—	12		—	18		—

Emerging Economies Fund
Class A Shares	126		—	186		—	117		—
Class C Shares	27		—	39		—	33		—

Emerging Markets Equity Fund
Class A Shares	810		—	814		—	742		—
Class C Shares	373		—	411		—	388		—

Emerging Markets Equity Income Fund*
Class A Shares	N/A		N/A	N/A		N/A	—	^	—
Class C Shares	N/A		N/A	N/A		N/A	—	^	—

Global Research Enhanced Index Fund**
Class A Shares		^	—	—	^	—	—	^	—
Class C Shares	1		—	1		—	1		—
Class R2 Shares		^	—	—	^	—	—	^	—

Global Unconstrained Equity Fund
Class A Shares		^	—	—	^	—	—	^	—
Class C Shares		^	—	1		—	1		—
Class R2 Shares		^	—	—	^	—	—	^	—

International Equity Fund
Class A Shares	342		—	501		—	517		—
Class C Shares	152		—	196		—	207		—
Class R2 Shares	4		—	7		—	6		—

International Equity Income Fund
Class A Shares	70		—	155		—	160		—
Class C Shares	8		—	22		—	39		—
Class R2 Shares	3		—	3		—	2		—

International Research Enhanced Equity Fund
Class A Shares	249		—	265		—	223		—
Class C Shares	140		—	166		—	147		—
Class R2 Shares	6		—	10		—	15		—

International Opportunities Fund
Class A Shares	231		—	303		—	299		—
Class C Shares	6		—	10		—	12		—

International Unconstrained Equity Fund
Class A Shares		^	—	1		—	5		—
Class C Shares	1		—	1		—	7		—
Class R2 Shares		^	—	—	^	—	—	^	—

International Value Fund
Class A Shares	396		—	989		—	1,496		—
Class C Shares	126		—	228		—	233		—
Class R2 Shares	6		—	8		—	8		—

Part I - 30

Fund	Fiscal Period Ended 10/31/13			Fiscal Year Ended 10/31/14		Fiscal Period Ended 10/31/15
	Paid		Waived	Paid	Waived	Paid	Waived
Intrepid European Fund
Class A Shares	$199		$—	$495	$—	$493	$—
Class C Shares	83		—	416	—	488	—

Intrepid International Fund
Class A Shares	105		—	214	—	336	—
Class C Shares	8		—	10	—	14	—
Class R2 Shares		^	—	1	—	1	—

Latin America Fund
Class A Shares	65		—	70	—	45	—
Class C Shares	32		—	30	—	20	—

^	Amount rounds to less than $1,000.
*	The Fund commenced operations on 12/12/14.
**	The Fund commenced operations on 2/28/13.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

Part I - 31

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Period Ended 10/31/13			Fiscal Year Ended 10/31/14			Fiscal Period Ended 10/31/15
	Paid		Waived	Paid		Waived	Paid		Waived
China Region Fund
Class A Shares	$3		($9)	$8		($5)	$12		($5)
Class C Shares	1		(3)	2		(2)	4		(2)
Select Class Shares	231		(534)	636		(463)	673		(2)

Emerging Economies Fund
Class A Shares	101		(25)	163		(23)	15		(102)
Class C Shares	7		(2)	11		(2)	4		(7)
Select Class Shares	338		(85)	601		(87)	613		(27)
Class R5 Shares	—		(242)	138		(219)	304		(1)

Emerging Markets Equity Fund
Class A Shares	746		(64)	785		(29)	163		(579)
Class C Shares	113		(11)	132		(5)	52		(77)
Institutional Class Shares	671		(175)	1,045		(167)	306		(73)
Select Class Shares	3,768		(340)	1,586		(101)	1,021		(329)

Emerging Markets Equity Income Fund*
Class A Shares	N/A		N/A	N/A		N/A	—	^	— ^
Class C Shares	N/A		N/A	N/A		N/A	—	^	— ^
Select Class Shares	N/A		N/A	N/A		N/A	6		— ^
Class R5 Shares	N/A		N/A	N/A		N/A	—	^	—

Global Research Enhanced Index Fund**
Class A Shares		^	^	—	^	— ^	—	^	— ^
Class C Shares		^	^	—	^	— ^	—	^	— ^
Select Class Shares	115		(1,848)	3,421		(3,682)	15,311		(2)
Class R2 Shares		^	—	—	^	—	—		—

Global Unconstrained Equity Fund
Class A Shares		^	—	—	^	—	—	^	— ^
Class C Shares		^	—	—	^	—	1		— ^
Select Class Shares	9		—	10		—	4		(4)
Class R2 Shares		^	—	—	^	—	—	^	—
Class R5 Shares		^	—	—	^	—	—	^	—

Part I - 32

	Fiscal Period Ended 10/31/13			Fiscal Year Ended 10/31/14			Fiscal Period Ended 10/31/15
	Paid		Waived	Paid		Waived	Paid		Waived
International Equity Fund
Class A Shares	$342		$—	$501		$—	$166		$(351)
Class C Shares	51		—	65		—	32		(37)
Select Class Shares	678		—	1,153		—	1,128		(128)
Class R2 Shares	2		—	3		—	—		(3)
Class R5 Shares	46		—	55		—	—		(36)

International Equity Income Fund
Class A Shares	56		(14)	135		(20)	126		(34)
Class C Shares	3		^	6		(1)	9		(4)
Select Class Shares	78		(20)	107		(18)	37		(44)
Class R2 Shares	1		^	2		— ^	1		— ^
Class R5 Shares		^	^	—	^	— ^	—	^	— ^

International Research Enhanced Equity Fund
Class A Shares	7		(242)	87		(178)	103		(120)
Class C Shares	14		(33)	18		(37)	16		(33)
Class R2 Shares	—		(3)	2		(3)	2		(6)
Select Class Shares	33		(965)	463		(815)	1,670		(6)

International Opportunities Fund
Class A Shares	230		(1)	303		—	177		(122)
Class C Shares	2		^	3		—	4		— ^
Institutional Class Shares	52		(1)	62		—	49		—
Select Class Shares	93		(4)	116		—	96		(1)

International Unconstrained Equity Fund
Class A Shares		^	—	1		—	5		— ^
Class C Shares		^	—	—	^	—	2		— ^
Select Class Shares	9		—	10		—	43		(25)
Class R2 Shares		^	—	—	^	—	—	^	—
Class R5 Shares		^	—	—	^	—	—	^	—

International Value Fund
Class A Shares	391		(5)	989		—	895		(601)
Class C Shares	41		(1)	76		—	60		(17)
Class R2 Shares	3		—	4		—	—		(4)
Institutional Class Shares	828		(9)	2,738		—	1,396		(702)
Select Class Shares	3,884		(43)	906		—	653		—

Intrepid European Fund
Class A Shares	187		(12)	495		—	493		—
Class C Shares	26		(2)	139		—	163		—
Institutional Class Shares	13		(26)	674		—	273		—
Select Class Shares	151		(6)	869		—	1,188		—

Intrepid International Fund
Class A Shares	104		(1)	214		—	112		(224)
Class C Shares	3		—	3		—	3		(2)
Class R2 Shares		^	—	—	^	—	—	^	—
Institutional Class Shares	—		(407)	—		(861)	1,023		(162)
Select Class Shares	28		—	40		—	23		(21)

Part I - 33

	Fiscal Period Ended 10/31/13		Fiscal Year Ended 10/31/14		Fiscal Period Ended 10/31/15
	Paid	Waived	Paid	Waived	Paid	Waived
Latin America Fund
Class A Shares	$12	$(53)	$35	$(35)	$15	$(30)
Class C Shares	2	(9)	5	(5)	3	(4)
Select Class Shares	33	(177)	97	(106)	154	—

^	Amount rounds to less than $1,000.
*	The Fund commenced operations on 12/12/14.
**	The Fund commenced operations on 2/28/13.

For a more complete discussion of the Distribution Plan, see the “Shareholder Servicing” section in Part II of this SAI.

Part I - 34

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The Funds paid the following brokerage commissions for the indicated fiscal periods:

	Fiscal Period Ended 10/31/13	Fiscal Year Ended 10/31/14	Fiscal Year Ended 10/31/15
China Region Fund
Total Brokerage Commissions	$930,902	$1,040,132	$1,076,769
Brokerage Commissions to Affiliated Broker/Dealer	—	—	—

Emerging Economies Fund
Total Brokerage Commissions	1,290,145	2,553,051	2,614,081
Brokerage Commissions to Affiliated Broker/Dealer	129	4,196	13,132

Emerging Markets Equity Fund
Total Brokerage Commissions	3,831,258	3,173,048	1,829,704
Brokerage Commissions to Affiliated Broker/Dealer	15,818	3,450	22,337

Emerging Markets Equity Income Fund*
Total Brokerage Commissions	N/A	N/A	3,862
Brokerage Commissions to Affiliated Broker/Dealer	N/A	N/A	34

Global Research Enhanced Index Fund**
Total Brokerage Commissions	1,106,521	1,617,720	4,120,354
Brokerage Commissions to Affiliated Broker/Dealer	—	4,659	67,591

Global Unconstrained Equity Fund
Total Brokerage Commissions	3,204	4,161	5,879
Brokerage Commissions to Affiliated Broker/Dealer	—	9	92

International Equity Fund
Total Brokerage Commissions	493,283	523,371	636,529
Brokerage Commissions to Affiliated Broker/Dealer	211	2,470	18,009

International Equity Income Fund
Total Brokerage Commissions	99,749	190,013	234,767
Brokerage Commissions to Affiliated Broker/Dealer	427	221	3,622

International Research Enhanced Equity Fund
Total Brokerage Commissions	429,517	748,019	547,784
Brokerage Commissions to Affiliated Broker Dealer	—	141	9,615

International Opportunities Fund
Total Brokerage Commissions	812,725	1,294,971	1,086,434
Brokerage Commissions to Affiliated Broker/Dealer	2,832	3,506	23,531

International Unconstrained Equity Fund
Total Brokerage Commissions	3,113	2,188	45,725
Brokerage Commissions to Affiliated Broker/Dealer	—	5	653

International Value Fund
Total Brokerage Commissions	2,641,906	3,080,048	3,536,811
Brokerage Commissions to Affiliated Broker/Dealer	898	5,769	49,394

Intrepid European Fund
Total Brokerage Commissions	1,367,207	3,817,282	2,390,494
Brokerage Commissions to Affiliated Broker/Dealer	1,512	10,050	105,213

Part I - 35

	Fiscal Period Ended 10/31/13	Fiscal Year Ended 10/31/14	Fiscal Year Ended 10/31/15
Intrepid International Fund
Total Brokerage Commissions	$471,121	$831,994	$1,009,811
Brokerage Commissions to Affiliated Broker/Dealer	115	5,902	34,120

Latin America Fund
Total Brokerage Commissions	246,828	250,167	89,707
Brokerage Commissions to Affiliated Broker/Dealer	—	—	1,243

*	The Fund commenced operations on 12/12/14.
**	The Fund commenced operations on 2/28/13.

For more information concerning brokerage, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended October 31, 2015, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Funds as follows:

Fund Name	Amount
China Region Fund	$613,758
Emerging Economies Fund	960,882
Emerging Markets Equity Fund	709,787
Emerging Markets Equity Income Fund*	1,335
Global Research Enhanced Index Fund	409,486
Global Unconstrained Equity Fund	1,583
International Equity Fund	216,492
International Equity Income Fund	68,913
International Research Enhanced Equity Fund	46,595
International Opportunities Fund	398,632
International Unconstrained Equity Fund	15,064
International Value Fund	1,173,258
Intrepid European Fund	641,985
Intrepid International Fund	293,166
Latin America Fund	36,326

*	The Fund commenced operations on 12/12/14.

Securities of Regular Broker-Dealers

As of October 31, 2015, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Emerging Markets Equity Income Fund	Barclays Inc.	$54

Global Research Enhanced Index Fund	Bank of America Corporation	57,732
	Barclays Inc.	22,080
	Citigroup Global Markets Inc.	53,477
	Credit Suisse First Boston LLC	12,906
	Deutsche Bank AG	7,822
	Goldman Sachs and Company	21,573
	HSBC Securities Inc.	29,827
	Morgan Stanley	28,831
	UBS Financial Services Inc.	24,085

Global Unconstrained Equity Fund	Bank of America Corporation	34
	Barclays Inc.	31
	Citigroup Global Markets Inc.	55
	UBS Financial Services Inc.	17

Part I - 36

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
International Equity Fund	Barclays Inc.	$45,616
	Credit Suisse First Boston LLC	42,556
	HSBC Securities Inc.	61,428
	UBS Financial Services Inc.	60,020

International Opportunities Fund	HSBC Securities Inc.	43,215
	UBS Financial Services Inc.	39,761

International Research Enhanced Equity Fund	Barclays Inc.	9,605
	Credit Suisse First Boston LLC	2,593
	Deutsche Bank AG	1,209
	HSBC Securities Inc.	11,788
	UBS Financial Services Inc.	10,435

International Unconstrained Equity Fund	Barclays Inc.	1,810
	UBS Financial Services Inc.	1,325

International Value Fund	Barclays Inc.	38,390
	Credit Suisse First Boston LLC	22,043
	Deutsche Bank AG	20,531

Intrepid European Fund	UBS Financial Services Inc.	16,349

Intrepid International Fund	Barclays Inc.	15,268
	HSBC Securities Inc.	17,157
	UBS Financial Services Inc.	18,443

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Part I - 37

FINANCIAL INTERMEDIARIES

Other Cash Compensation Payments

During the fiscal year ended October 31, 2015, JPMIM, SCR&M and JPMAAM paid approximately $161,278,721, $19,955 and $1,650, respectively, for all the J.P. Morgan Funds pursuant to written agreements with Financial Intermediaries (including both FINRA members and non-members) including written agreements for sub-transfer agency and/or omnibus accounting services (collectively, “Omnibus Sub-Accounting”) and networking.

Finders’ Fee Commissions

Financial Intermediaries who sell $500,000 or more of Class A in the aggregate of certain J.P. Morgan Income Funds or over $1 million of Class A Shares in the aggregate of the J.P. Morgan Equity Funds, the J.P. Morgan Specialty Funds, the J.P. Morgan International Funds, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds, the JPMorgan SmartAllocation Funds, the other J.P. Morgan Income Funds and certain other J.P. Morgan Funds (collectively “Qualifying Funds”) may receive finders’ fees.

Financial Intermediaries who sell over $1 million of Class A Shares of the Funds may receive a finder’s fee. Such fees are paid in accordance with the following schedule:

Amount of Purchases	Finders’ Fees
$1,000,000 – $3,999,999*	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

*	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finders’ Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

The Distributor may also pay Financial Intermediaries a finder’s fee commission on sales of Class A Shares to certain defined contribution plans. If a plan redeems the shares of certain Funds for which a finder’s fee has been paid within 18 months of the purchase date (12 months for Market Expansion Enhanced Index Fund and Mortgage-Backed Securities Fund), no CDSC is charged. However, JPMDS reserves the right to reclaim the finder’s fee paid to the Financial Intermediary. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finders’ Fees Paid By Distributor

During the fiscal year ended October 31, 2015, JPMDS paid approximately $20,986,319 in finder’s fees for all J.P. Morgan Funds. For a more complete discussion, see the “Additional Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Part I - 38

TAX MATTERS

Capital Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to the 2010 Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The 2010 Act requires that net capital losses after October 31, 2011 be used before any prior net capital losses.

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended October 31, 2015 (amounts in thousands) incurred prior to the enactment of the 2010 Act:

Fund	Capital Loss Carryforwards	Expiration Date
Emerging Economies Fund	$1,890	10/31/2017
	16,730	10/31/2019

Remaining	$18,620

Emerging Markets Equity Fund	$4,903	10/31/2017

Remaining	$4,903

International Equity Fund	$4,532	10/31/2018
	3,312	10/31/2019

Remaining	$7,844

International Opportunities Fund	$5,449	10/31/2019

Remaining	$5,449

International Value Fund	$35,803	10/31/2016
	241,545	10/31/2017
	63,767	10/31/2018

Remaining	$341,115

Intrepid European Fund	$97,190	10/31/2016
	98,909	10/31/2017

Remaining	$196,099

Intrepid International Fund	$281,157	10/31/2016
	250,971	10/31/2017

Remaining	$532,128

Latin America Fund	$1,454	10/31/2016
	2,277	10/31/2017
	3,482	10/31/2019

Remaining	$7,213

As of October 31, 2015, the following Funds had capital loss carryforwards (amounts in thousands) incurred after enactment of the 2010 Act:

	Capital Loss Carryforward Character
Funds	Short-Term	Long-Term
Emerging Economies Fund	$101,060	$57,603
Emerging Markets Equity Fund	9,367	15,957
Emerging Markets Equity Income Fund	126	—
Global Research Enhanced Index Fund	13,051	10,950
International Equity Fund	1,547	11,085
International Opportunities Fund	28,676	—
International Unconstrained Equity Fund	754	—
International Value Fund	13,872	—
Intrepid European Fund	42,293	—
Intrepid International Fund	25,306	—
Latin America Fund	15,691	19,043

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 39

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
JPMorgan Chase & Co.	Monthly	30 days after month end
Morningstar Inc.	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end

China Region Fund

Emerging Economies Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Global Unconstrained Equity Fund

International Equity Fund

International Equity Income Fund

International Opportunities Fund

International Research Enhanced Equity Fund

International Unconstrained Equity Fund

International Value Fund

Intrepid European Fund

Intrepid International Fund

Latin America Fund
Lipper, Inc.	Monthly	30 days after month end

China Region Fund

Emerging Economies Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Global Unconstrained Equity Fund

International Equity Fund

International Equity Income Fund

International Opportunities Fund

International Research Enhanced Equity Fund

International Unconstrained Equity Fund

International Value Fund

Intrepid European Fund

Intrepid International Fund

Latin America Fund
Vickers Stock Research Corp.	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. — Standard & Poor’s	Monthly	30 days after month end
Factset	Monthly	30 days after month end

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Global Unconstrained Equity Fund

Part I - 40

International Equity Fund

International Equity Income Fund

International Value Fund
Vestek	Monthly	30 days after month end

International Equity Fund

International Value Fund

Intrepid European Fund
Morgan Stanley	Quarterly	30 days after quarter end

Emerging Markets Equity Fund
International Opportunities Fund
Lockwood Advisors	Quarterly	30 days after quarter end

Emerging Markets Equity Fund
BNY Mellon	Monthly	30 days after month end

International Equity Fund

International Opportunities Fund
Sisters of St. Joseph of Peace	Quarterly	30 days after quarter end

Emerging Markets Equity Fund
Frank Russell	Quarterly	30 days after quarter end
Cambridge Associates	Quarterly	30 days after quarter end
Oppenheimer	Quarterly	30 days after quarter end
Wells Fargo	Quarterly	30 days after quarter end
Mellon Analytical Investors	Monthly	30 days after month end

International Equity Fund
Rogers Casey	Quarterly	30 days after quarter end
RV Kuhns	Quarterly	30 days after quarter end
LPL Financial Advisors	Quarterly	30 days after quarter end
Canterbury Consulting Group, Inc.	Monthly	30 days after month end
Wells Fargo	Monthly	30 days after month end

International Opportunities Fund
Wilshire	Monthly	30 days after month end

International Value Fund
Raymond James	Quarterly	30 days after quarter end
BOK Financial Wealth Management	Quarterly	30 days after quarter end
Towers Watson	Monthly	30 days after month end
UBS	Monthly	30 days after month end
Mercer	Monthly	30 days after month end

China Region Fund

Emerging Economies Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

International Equity Fund

International Opportunities Fund

International Research Enhanced Equity Fund

International Value Fund

Intrepid International Fund

Latin America Fund
Casey, Quirk & Associates	Monthly	30 days after month end
For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

Part I - 41

SHARE OWNERSHIP

Trustees and Officers

As of December 31, 2015, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders

As of January 31, 2016, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Attachment 1-A, Principal Shareholders.

Part I - 42

FINANCIAL STATEMENTS

The Financial Statements are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2015, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling J.P. Morgan Funds Services at 1-800-480-4111.

Part I - 43

Attachment 1-A

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

JPMORGAN CHINA REGION FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.80%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	42.14%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.50%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	51.76%

	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	24.21%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	5.05%

Part I - 44

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	82.37%
JPMORGAN EMERGING ECONOMIES FUND
CLASS A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	7.14%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	6.28%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	52.12%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	18.93%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.36%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	16.08%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.50%

Part I - 45

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.89%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.33%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	28.26%

CLASS R5 SHARES	LINCOLN RETIREMENT SERVICES CO FBO AUSTIN TRAVIS COUNTY M H M R PO BOX 7876 FORT WAYNE IN 46801-7876	14.67%

	LINCOLN RETIREMENT SERVICES CO FBO PRAGER METIS CPA’S LLC PO BOX 7876 FORT WAYNE IN 46801-7876	9.74%

	MG TRUST COMPANY TRUSTEE J.A. KING AND COMPANY, LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	5.27%

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	48.05%

	SAXON & CO VI OMNIBUS A/C P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	16.27%

Part I - 46

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.06%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.92%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.21%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.25%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.10%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.63%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.54%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.52%

Part I - 47

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.40%

SELECT CLASS SHARES	BROWN BROTHERS HARRIMAN AND COMPANY 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	13.75%

	COMERICA BANK FBO NORTHERN ARIZONA HEALTHCARE PO BOX 75000 DETROIT MI 48275-0001	21.78%

	GERLACH & CO, LLC/CITIBANK OPEN WE0 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	33.14%
JPMORGAN EMERGING MARKETS EQUITY INCOME FUND
CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	21.26%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.34%

	OPPENHEIMER & CO INC. FBO FBO PATRICK J MCKENNA IRA RLVR PAS DIRECT 4315 WEBSTER AVE APT 4L BRONX NY 10470-2338	17.54%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	54.80%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	43.92%

Part I - 48

	KENNETH HUANG 240 WESTWIND DR TUSTIN CA 92782-6528	6.58%

	OPPENHEIMER & CO INC FBO THE PLAIN ROAD LLLP #2 ATTN MARK KUTNER 230 SOLANO PRADO CORAL GABLES FL 33156-2352	15.09%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	31.06%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	67.90%

	PAI TRUST COMPANY INC SARAH WARREN 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	32.10%

SELECT CLASS SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	98.93%
JPMORGAN EMERGING MARKETS EQUITY FUND
CLASS A SHARES	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	30.98%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	10.98%

Part I - 49

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.14%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	14.99%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.11%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	12.40%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19.54%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	23.37%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.59%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.36%

Part I - 50

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.37%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.19%

	JPMOR*GAN CLEARING CORP OMNIBUS ACCT FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	12.30%

	MARIL & CO FBO JD C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	12.81%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13.48%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.38%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.54%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.21%

Part I - 51

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.42%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.71%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.16%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.85%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.30%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	6.67%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.83%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	38.20%

Part I - 52

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	21.04%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.30%
JPMORGAN GLOBAL RESEARCH ENHANCED INDEX FUND
CLASS A SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS C SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	90.61%
JPMORGAN GLOBAL UNCONSTRAINED EQUITY FUND
CLASS A SHARES	BB&T SECURITIES IRA C/F IRENE W HELMS 530 RIDDLE MILL RD CLOVER SC 29710-7335	8.56%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	7.06%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.88%

Part I - 53

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	30.04%

	STATE STREET BANK & TRUST CO CUST FOR THE TRAD IRA OF DONNA J FRASER 49 FORD RD SUDBURY MA 01776-1281	21.04%

CLASS C SHARES	DANIEL LANDER 13725 71ST AVE FLUSHING NY 11367-1938	7.28%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	5.81%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	52.58%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	17.41%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	12.19%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

Part I - 54

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.13%

	JPMORGAN INVESTMENT MANAGEMENT INC* DEFERRED COMPENSATION PLAN FBO PARTICIPANTS ATTN SARAH MASON 1111 POLARIS PKWY OH1-0185 COLUMBUS OH 43240-2031	69.05%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.92%
JPMORGAN INTERNATIONAL EQUITY FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	10.43%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	47.56%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	19.91%

Part I - 55

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.80%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.51%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	28.33%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.53%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	17.20%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.87%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8.30%

	FIDELITY INVESTMENTS INST OPERATIONS CO INC AS AGENT FOR FBO KOBELCO STEWART ROLLING, INC 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1999	21.23%

Part I - 56

	FIIOC AS AGENT FOR FBO RAM MECHANICAL SERVICES, INC. 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	6.99%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	49.98%

	STATE STREET BANK & TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST FL 1 BOSTON MA 02111-2900	7.79%

CLASS R5 SHARES	GREATER TEXAS IBEW NECA ANNUITY PLAN ATTN PAUL KLASS PO BOX 860007 PLANO TX 75086-0007	11.36%

	GREAT WEST TRUST CO. AS TRUSTEE FBO BROWN AND CALDWELL SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	26.48%

	GREAT WEST TRUST CO. AS TRUSTEE FBO ELKAY MANUFACTURING COMPANY RETIREMENT AND SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	38.23%

	PLUMBERS LOCAL UNION NO 27 PENSION FUND ATTN JUDY KRAUSE 1517 WOODRUFF ST PITTSBURGH PA 15220-5317	14.09%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.16%

Part I - 57

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.89%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.95%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.50%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.80%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.91%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.54%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	8.14%

SELECT CLASS SHARES	BAYLOR ORAL HEALTH FOUNDATION ATTN: ROBERT J. BIGHAM, JR. 3600 GASTON AVE STE 1151 DALLAS TX 75246-1911	8.00%

Part I - 58

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.88%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.18%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.54%

	VANGUARD FIDUCIARY TRUST CO JP MORGAN FUNDS 100 VANGUARD BLVD MALVERN PA 19355-2331	9.49%
JPMORGAN INTERNATIONAL EQUITY INCOME FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.79%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	18.52%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7.58%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	50.14%

Part I - 59

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	11.00%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.28%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.74%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.31%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	6.08%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	16.28%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.94%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	25.99%

	MID ATLANTIC TRUST COMPANY FBO DAVINCIAN TECHNOLOGY INC 401(K) PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	72.88%

Part I - 60

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.76%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.36%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.68%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.92%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	26.33%
JPMORGAN INTERNATIONAL OPPORTUNITIES FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	58.27%

Part I - 61

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	23.95%

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.63%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.50%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	48.63%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.55%

	WILLIAM BLAIR & CO L L C EQUITY TRUST COMPANY AS TTEE 222 W ADAMS ST CHICAGO IL 60606-5312	5.80%

INSTITUTIONAL CLASS SHARES	BRICS & CO* DANIEL FDN OF ALABAMA MUTUAL FDS 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	6.56%

	BRICS & CO* TOMBALL HOSP AUTH—JPMIM GMAG MAIN 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	5.90%

	JPMORGAN CHASE BANK CUST* FBO BOSE CORPORATION BENEFIT REPLACEMENT PLAN 1 CHASE MANHATTAN PLZ FL 19 NEW YORK NY 10005-1401	18.01%

Part I - 62

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	26.67%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	10.02%

	SAXON & CO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	16.75%

	TYSON FAMILY FOUNDATION, INC ATTN HARRY C ERWIN III 6311 RANCH DR LITTLE ROCK AR 72223-4623	6.51%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	11.69%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.53%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.96%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.10%

Part I - 63

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.57%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.95%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	6.37%

	MAC & CO ATTN MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	7.88%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	33.77%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	31.94%
JPMORGAN INTERNATIONAL RESEARCH ENHANCED EQUITY FUND
CLASS A SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	58.86%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	71.29%

Part I - 64

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.08%

CLASS R2 SHARES	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11.56%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	72.61%

SELECT CLASS SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	31.81%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.21%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	18.99%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.03%
JPMORGAN INTERNATIONAL UNCONSTRAINED EQUITY FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.14%

Part I - 65

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.28%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	47.74%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.73%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	8.93%

CLASS C SHARES	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	79.34%

CLASS R2 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R5 SHARES	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100.00%

CLASS R6 SHARES	CITY OF SUNRISE POLICE OFFICERS RETIREMENT PLAN ATTENTION DAVID M WILLIAMS 13790 NW 4TH ST STE 105 SUNRISE FL 33325-6216	8.85%

Part I - 66

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	91.12%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.52%

	JPMORGAN INVESTMENT MANAGEMENT INC* DEFERRED COMPENSATION PLAN FBO PARTICIPANTS ATTN SARAH MASON 1111 POLARIS PKWY OH1-0185 COLUMBUS OH 43240-2031	8.92%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	27.84%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	38.86%
JPMORGAN INTERNATIONAL VALUE FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	42.68%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	32.76%

	GREAT-WEST TRUST CO LLC TTEE C FBO GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	5.06%

Part I - 67

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	9.12%

CLASS C SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	22.30%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.10%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.57%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	13.40%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.65%

INSTITUTIONAL CLASS SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	61.62%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	10.93%

Part I - 68

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.49%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.16%

CLASS R2 SHARES	MATRIX TRUST COMPANY CUST. FBO MADISON COUNTY TELEPHONE 717 17TH ST STE 1300 DENVER CO 80202-3304	5.44%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	66.68%

	SEI PRIVATE TRUST CO FBO CLINTON UTL BOARD C/O SUNTRUST BANK ID 866 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.47%

CLASS R6 SHARES	FIIOC INC AS AGENT FOR FBO BOWDITCH & DEWEY, LLP 100 MAGELLAN WAY #KWIC COVINGTON KY 41015-1987	36.34%

	LINCOLN RETIREMENT SERVICES COMPANY FBO MONTI INC SAVINGS PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	7.21%

	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ATTN TREASURY DEPT 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	44.99%

Part I - 69

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	21.84%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.70%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	38.24%
JPMORGAN INTREPID EUROPEAN FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.32%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 94104-4151	16.18%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.35%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	23.99%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	7.68%

Part I - 70

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.52%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.95%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	32.21%

	MLPF&S 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	11.91%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.71%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.13%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.46%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.59%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	20.99%

Part I - 71

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	10.33%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.44%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.70%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	11.82%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.72%

SELECT CLASS SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.92%

	JPMORGAN CHASE BANK N.A*. FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	37.94%

Part I - 72

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.36%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	11.45%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.36%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.99%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08 MINNEAPOLIS MN 55402-4413	7.04%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.58%
JPMORGAN INTREPID INTERNATIONAL FUND
CLASS A SHARES	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	63.05%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	21.34%

Part I - 73

	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.64%

CLASS C SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.12%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	57.56%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.83%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.94%

INSTITUTIONAL CLASS SHARES	BRICS & CO* DANIEL FDN OF ALABAMA MUTUAL FDS 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	13.98%

	BRICS & CO* TOMBALL HOSP AUTH — JPMIM GMAG MAIN 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	11.97%

	BRICS & CO* WATERTOWN REG MED CTR — BAL MODERAT 340 S CLEVELAND AVE WESTERVILLE OH 43081-8917	6.46%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	58.24%

Part I - 74

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.04%

CLASS R2 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.13%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	8.46%

	MATRIX TRUST COMPANY CUST FBO BHAVA COMMUNICATIONS, INC 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	72.26%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.15%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	12.84%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2025 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.76%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.62%

Part I - 75

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2035 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	13.33%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	14.55%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2045 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	8.74%

	JPMIM AS AGENT FOR* JPMORGAN SMARTRETIREMENT 2050 FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	7.07%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	36.69%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	47.92%
JPMORGAN LATIN AMERICA FUND
CLASS A SHARES	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.13%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34.32%

Part I - 76

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	5.96%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	30.71%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.33%

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.78%

	JPMORGAN CLEARING CORP OMNIBUS ACCT* FOR THE SOLE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPT BROOKLYN NY 11245-0001	11.82%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-2010	32.75%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	9.11%

Part I - 77

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10.49%

CLASS R6 SHARES	JPMIM AS AGENT FOR* JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	36.54%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.51%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH AND INCOME ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	17.98%

	JPMIM AS AGENT FOR* JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	21.92%

SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	9.39%

	JPMORGAN INVESTMENT MANAGEMENT INC* DEFERRED COMPENSATION PLAN FBO PARTICIPANTS ATTN SARAH MASON 1111 POLARIS PKWY OH1-0185 COLUMBUS OH 43240-2031	36.32%

Part I - 78

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	5.94%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	30.76%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

Part I - 79

J.P. Morgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI describes policies and practices that apply to each of the J.P. Morgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” mean each J.P. Morgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

PART II

Part II - i

Part II - ii

Part II - iii

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, (i) certain matters described herein may not apply to particular Funds and (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange-Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Part II - 2

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. With regard to certificates of deposit issued by U.S. banks and savings and loan associations, to be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks and savings and loan associations from which a Fund could purchase certificates of deposit.

The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”).

Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Commercial Paper

Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a

Part II - 3

convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is

Part II - 4

advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Fund’s Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically,

Part II - 5

TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other

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reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans—Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification”. A Fund’s Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities (other than in connection with the calculation of dollar-weighted average life to maturity of a portfolio) as follows:

(1) Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

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(4) Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5) Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (5% of total assets for the J.P. Morgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures (except, with regard to the Money Market Funds, as provided under Rule 2a-7). If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Impact of Market Conditions on the Risks associated with Debt Securities

Current market conditions pose heightened risks for Funds that invest in debt securities. While the U.S. is experiencing historically low interest rate levels, signs of economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program have increased the risk that interest rates will rise in the near future. Any future interest rate increases could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.

Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

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Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, eurodollar certificates of deposit, eurodollar time deposits, eurodollar bankers’ acceptances, canadian time deposits and yankee certificates of deposit, and investments in canadian commercial paper, and europaper. Securities of foreign issuers

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may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

The Money Market Funds may only invest in U.S. dollar-denominated securities.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere.

Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or

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instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Sukuk. Foreign securities and emerging market securities include Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.

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Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget

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deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.

Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on

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which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. For forward foreign currency contracts (other than Non-Deliverable Forwards) that require physical settlement, the Funds will segregate or earmark liquid assets equal to the current notional value of each contract. In calculating the notional value, the Funds may net long and short contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net long and short contracts if the contracts are with the same counterparty. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on Non-Deliverable Forwards, see “Non-Deliverable Forwards” below.

Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures contracts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate if the buyer exercises option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each a “Option Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

The JPMorgan Emerging Markets Debt Fund may also purchase and sell barrier/“touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. There are two kinds of Knock-In Options, (i) “up and in” and (ii) “down and in”. With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. This type of Knock-In Option is called “up and in”. The “down and in” Knock-In Option is the same as the “up and in”, except the currency has to reach a lower barrier. Upon hitting the chosen lower price level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options, ( i) “up

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and out” and (ii) “down and out”. However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out”. If the option hits the lower price barrier, the option is cancelled, thus, “down and out”. Barrier Options usually call for delivery of the underlying currency.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

In addition to writing call options on currencies when a Fund owns the underlying currency, the Funds may also write call options on currencies even if they do not own the underlying currency as long as the Fund segregates cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the currency underlying the call option (but not less than the strike price of the call option). The Funds may also cover a written call option by owning a separate call option permitting the Fund to purchase the reference currency at a price no higher than the strike price of the call option sold by the Fund. In addition, a Fund may write a non-deliverable call option if the Fund segregates an amount equal to the current notional value (amount obligated to pay). Netting is generally permitted of long and short positions of a specific country (assuming long and short contracts are similar). If there are securities or currency held in that specific country at least equal to the current notional value of the net currency positions, no segregation is required.

Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market value, on a daily basis of the NDF. In calculating the mark-to-market value, the Funds may net opposing NDF contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net opposing NDF contracts if the contracts are with the same counterparty.

The Funds will typically use NDFs for hedging purposes, but may also, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:

Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.

Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

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Insurance-Linked Securities

The JPMorgan Strategic Income Opportunities Fund, JPMorgan Total Return Fund, JPMorgan Tax Aware Income Opportunities Fund and JPMorgan Multi-Manager Alternatives Fund may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as (re)insurance sidecars (collectively with catastrophe bonds “Insurance-Linked Securities”). These Insurance-Linked Securities are generally debt obligations or equity securities for which the return of principal and the payment of interest or dividends typically are contingent on the non-occurrence of a specific “trigger” event(s) that lead to economic and/or human loss, such as a hurricane of a specific category, earthquake of a particular magnitude, or other physical or weather-related phenomena. For some Insurance-Linked Securities, the magnitude of the effect of the trigger event on the security may be based on losses to a company or industry, modeled losses to a notional portfolio, industry indexes, readings of scientific instruments, or certain other parameters associated with a catastrophe rather than actual losses. If a trigger event, as defined within the terms of each Insurance-Linked Security, occurs, a Fund may lose a portion or all of its accrued interest, dividends and/or principal invested in such Insurance-Linked Security. In addition, if there is a dispute regarding a trigger event, there may be delays in the payment of principal, interest and dividends. A Fund is entitled to receive principal, interest and dividends payments so long as no trigger event occurs of the description and magnitude specified by the Insurance-Linked Security.

Insurance-Linked Securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, Insurance-Linked Securities are issued by off-shore entities including entities in emerging markets and may be non-dollar denominated. As a result, the Funds will be subject to currency and foreign and emerging markets risk including the risks described in Foreign Investments. Often, catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

In addition to the specified trigger events, Insurance-Linked Securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Additionally, Insurance-Linked Securities are subject to the risk that modeling used to calculate the probability of a trigger event may not be accurate and/or underestimate the likelihood of a trigger event. This may result in more frequent and greater than expected losses including loss of principal and/or interest with respect to catastrophic bonds and dividends with respect to (re)insurance sidecars.

Insurance-Linked Securities are relatively new types of financial instruments. As such, there is no significant trading history of these securities, and there can be no assurance that markets for these instruments will be liquid at all times. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Insurance-Linked Securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) including the risks described under High Yield/High Risk Securities/Junk Bonds and are subject to the risk that the Fund may lose some or all of its investment if the particular trigger identified under the Insurance-Linked Security occurs.

Insurance-Linked Securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (“SEC”) or any state securities commission generally are not listed on any national securities exchange. The amount of public information available with respect to Insurance-Linked Securities is generally less extensive than that which is available for exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for Insurance-Linked Securities.

Industry loss warranties are a type of Insurance-Linked Securities that are designed to protect insurers or reinsurers from severe losses due to significant catastrophic events. The buyer pays the seller a premium at the inception of the contract, and in return the buyer can make a claim if losses due to a certain class of catastrophic event (for example, Florida hurricanes), as estimated by a third-party, exceed an agreed trigger level. Industry loss warranties have standard terms and conditions and are collateralized. These contracts are evaluated using detailed underwriting information on the applicable exposures provided by the reinsurers or their intermediaries.

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Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities and Exchange-Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another J.P. Morgan Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.

The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the J.P. Morgan Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.

In addition, the 1940 Act’s limits and restrictions summarized above do not apply to J.P. Morgan Funds that invest in other J.P. Morgan Funds in reliance on Section 12(d)(1)(G) of the 1940 Act, SEC rule, or an exemptive order issued by the SEC (each, a “Fund of Funds”; collectively, “Funds of Funds”). Such Funds of Funds include JPMorgan Investor Funds (the “Investor Funds”), the JPMorgan SmartRetirement Funds and the JPMorgan SmartRetirement Blend Funds (collectively, the “JPMorgan SmartRetirement Funds”), JPMorgan SmartAllocation Funds, JPMorgan Diversified Real Return Fund, JPMorgan Access Funds, JPMorgan Diversified Fund, and such other J.P. Morgan Funds that invest in other J.P. Morgan Funds in reliance on Section 12(d)(G) of the 1940 Act or the rules issued Section 12.

Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In addition to the investments permitted by Section 12(d)(1)(G), Rule 12d1-2 permits funds of funds to make investments in addition to affiliated funds under certain circumstances including: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund of fund’s investment policies and (3) affiliated and unaffiliated money market funds. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated fund must have a policy prohibiting it from investing in other funds under Section 12(d)(1)(F) or (G) of the 1940 Act.

In addition to investments permitted by Section 12(d)(1)(G) and Rule 12d1-2, the J.P. Morgan Funds may invest in derivatives pursuant to an exemptive order issued by the SEC. Under the exemptive order, the Funds of Funds are permitted to invest in financial instruments that may not be considered “securities” for purposes of Rule 12d-1 subject to certain conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Funds of Funds are for services that are in addition to, and not duplicative of, the advisory services provided to an underlying fund.

Exchange Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

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Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Fund may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. Generally, an index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

SEC exemptive orders granted to various ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loans

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the

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apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, the Strategic Income Opportunities Fund may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

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Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets (5% of the total assets for the Money Market Funds) at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility or enter into lending agreements under which the Fund would borrow money for temporary purposes directly from another J.P. Morgan Fund (please see “Interfund Lending”).

Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

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Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the

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Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.

Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.

These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although

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shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.

The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.

Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal

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amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAIs include disclosure of accounts holding more than 5% of a Fund’s voting securities.

Government Intervention in Financial Markets. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another J.P. Morgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of

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default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another J.P. Morgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or

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received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Funds believe that 4(a)(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(a)(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(a)(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(a)(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(a)(2) paper must not be traded flat or in default as to principal or interest;

•

The 4(a)(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•

The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited to, whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or whether the paper is administered by a direct issuer pursuant to a direct placement program;

•

The Fund’s Adviser shall monitor the liquidity of the 4(a)(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

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•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (“CMOs” and “REMICs”). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

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Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

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Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future

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date. When a Fund enters into TBAs/mortgage dollar rolls, the Fund will segregate or earmark until the settlement date liquid assets, in an amount equal to the original purchase price. TBA positions with the same agency, coupon, and maturity, are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan,

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the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be

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adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the Mortgage-Backed Securities suffer broad declines on a regional or national level, the values of the corresponding Mortgage-Backed Securities or Mortgage-Backed Securities as a whole, may be adversely affected as well.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

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Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed

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on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.

Municipal Securities

Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

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7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities

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may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of

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the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions

A Fund may purchase and sell (a) exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures contracts on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In

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addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

In order to meet its asset coverage requirements, when a Fund writes an exchange traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is cash-secured if the writer

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segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by a futures contract) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with a futures contract in some instances, rather than settled by delivery of the underlying index securities or instruments.

Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with a futures contract in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. For cash-settled futures, the Fund will segregate or earmark liquid assets in an amount equal to the mark-to-market value. For physically settled futures, the Fund will earmark or segregate liquid assets in an amount equal to the notional value. In calculating the segregation amount, netting of similar contracts is generally permitted. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds only invest in futures contracts on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on a futures contract entitles its

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holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. For physically settled options on futures, the Funds will earmark or segregate an amount of liquid assets equal to the notional value of the underlying future. For cash-settled options on futures, the Fund will earmark or segregate an amount of liquid assets equal to the market value of the obligation. Market value is equal to the intrinsic value, which is calculated by taking the number of contracts times a multiplier times the difference between the strike and current market price.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures and options contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

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Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Recent Events Relating to the Overall Economy

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken actions to address the financial crisis. These actions included, in part, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known.

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Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity permitted for a non-“putable” repurchase agreement will be (i) 95 days for a Money Market Fund for certain counterparties and 45 days for others and (ii) 190 days for any Fund that is not a Money Market Fund. In the case of a tri-party agreement, the maximum notice period permitted for a “putable” repurchase agreement (i.e., where the Fund has a right to put the repurchase agreement to the counterparty at par plus accrued interest at a specified notice period) will be (i) 95 days for a Money Market Fund for certain counterparties and 45 days for others and (ii) 190 days for any Fund that is not a Money Market Fund. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 190 days from the effective date of the repurchase agreement. In addition, the maturity of a “putable” repurchase agreement may be in excess of 190 days. Repurchase agreements maturing in more than seven days (or where the put right requires greater than seven days’ notice) are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act (except that Rule 5b-3(c)(1)(iv)(C) under the 1940 Act shall not apply for the Money Market Funds), which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. With respect to the Money Market Funds, in accordance with Rule 2a-7 under the 1940 Act, the Adviser evaluates the creditworthiness of each counterparty. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the

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expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

Securities Lending

To generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Certain Funds (generally some of the Funds with an investment strategy of investing primarily in U.S. equity securities) use Goldman Sachs Bank USA (formerly known as The Goldman Sachs Trust Company), doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent. Pursuant to an agreement among Goldman Sachs, JPMorgan Chase Bank and certain Funds (the “Third Party Securities Lending Agreement”), approved by the Board of Trustees, Goldman Sachs compensates JPMorgan Chase Bank for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMorgan Chase Bank. The other Funds that engage in securities lending use JPMorgan Chase Bank as their securities lending agent.

Pursuant to a securities lending agreement approved by the Board of Trustees between Goldman Sachs and the Trusts on behalf of certain J.P. Morgan U.S. equity funds (the “Goldman Sachs Agreement”), collateral for loans will consist only of cash. Pursuant to a securities lending agreement approved by the Board of Trustees between JPMorgan Chase Bank and certain Funds (the “JPMorgan Agreement”), collateral for loans will consist of cash. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the applicable securities lending agreement. Under both the Goldman Sachs Agreement and the JPMorgan Agreement, cash collateral may be invested in Capital Shares of the JPMorgan Prime Money Market Fund.

Under the JPMorgan Agreement, JPMorgan Chase Bank performs a daily mark to market of the loaned security and requests additional cash collateral if the amount of cash received from the borrower is less than 102% of the value of the loaned security in the case of securities denominated in U.S. dollars and 105% of the value of the loaned security in the case of securities denominated in non-U.S. dollars subject to certain de minimis guidelines. Such de minimis guidelines provide that for a loan of U.S. dollar denominated securities, the aggregate value of cash collateral for such loan may be less than 102% but in no event less than 101.51% and for a loan of non-U.S. dollar denominated securities, the aggregate value of cash collateral held for such loan may be less than 105% but in no event less than 104.51%. Under the Goldman Sachs Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities, Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest. Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loan. However, a Fund’s Adviser may terminate a loan if the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Goldman Sachs Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Goldman Sachs Agreement. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

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To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Certain of a Fund’s service providers may have agreed to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectuses. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectuses, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

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A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (5% of the total assets for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Special Purpose Acquisition Companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (5% of the total assets for the Money Market Funds), when combined with all other illiquid investments of each Fund.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic

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products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.

Certain Funds may also enter in CLNs to gain access to sovereign debt and securities in emerging market particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

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Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), commercial mortgage-backed securities (CMBS) and indexes of CMBS (CMBX), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap

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agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. In cases where a Fund is a seller of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal the notional amount of the contract. Furthermore, a Fund will segregate or earmark liquid assets to cover any accrued payment obligations when it is the buyer of a CDS including CDX. In calculating the amount to be segregated for this purpose, the Fund is not considered to have an accrued payment obligation when it is the buyer of a CDS including a CDX when the contract is in a gain position as no additional amounts are owed to the counterparty. In cases where a Fund is a buyer of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal to the mark-to-market value when the contract is in a loss position.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

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The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

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U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

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Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in the Asia Pacific Region

The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

Investments in the European Market

Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investments in the Commonwealth of Puerto Rico

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties. The default by issuers of Puerto Rico

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municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund, which could reduce a Fund’s performance.

Investments in the China Region

Investing in China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China region companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures

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or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People’s Republic of China. The government of the People’s Republic of China is dominated by the one-party rule of the Chinese Communist Party.

China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Growth has also put a strain on China’s economy. The government has attempted to slow down the pace of growth through monetary tightening and administrative measures; however that policy started reversing in September 2008 in part due to the current global economic crisis, which has led to lower levels of economic growth and lower exports and foreign investments in the country. The Chinese government has taken unprecedented steps to shore up economic growth, however, the results of these measures are unpredictable. Over the long term the country’s major challenges will be dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. The Chinese legal system is based on statutes. Over the past 25 years, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, these laws are relatively new and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.

Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. China has committed by treaty to preserve Hong Kong’s autonomy until 2047; however, if China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, Hong Kong’s economy has entered a recession as a result of the current global economic crisis. Near term improvement in its economy appears unlikely.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains

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vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Although Taiwan has not yet suffered any major economic setbacks due to the current global economic crisis, it is possible its economy could still be impacted.

The China Region Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The China Region Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the China Region Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the issuer’s assets are located in China or Taiwan.

Investments in India

Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors (“FIIs”). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. JPMIM is a registered FII. FIIs are required to observe certain investment restrictions which may limit the Fund’s ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

India’s guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.

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A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and consequently, adversely affect the Fund’s investments.

A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.

Investments in Japan

The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Investments in the Middle East and Africa

Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices,

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which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Investments in Latin America

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Latin America Fund invests and, therefore, the value of Fund shares.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies due to the current global economic crisis.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

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Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investments in Russia

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed in the Soviet Union.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian

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equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. The current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may cause flight from the Russian ruble into U.S. dollars and other currencies, which could force the Russian central bank to spend reserves to maintain the value of the ruble. If the Russian central bank falters in its defense of the ruble, there could be additional pressure on Russia’s banks and its currency.

The United States may impose economic sanctions against companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, if imposed, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.

Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be

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subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectuses for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, defined below);

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(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax

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purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is

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received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income”, then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from REITs and PFICs will not qualify for the corporate dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt interest dividends from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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Sale or Redemption of Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to the Prime Money Market Fund, shareholders may elect to adopt a simplified “NAV method” for computing gains and losses from taxable sales, exchanges or redemptions of Fund shares occurring on or after October 1, 2016. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Fund shares as described above, a shareholder would determine gain or loss based on the change in the aggregate value of the shareholder’s Fund shares during a computation period (which could be the shareholder’s taxable year or certain shorter periods), reduced by the shareholder’s net investment (purchases minus taxable sales, exchanges, or redemptions or exchanges) in those Fund shares during that period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss would be treated as short-term capital gain or loss.

Fund Investments

Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the

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Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

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A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

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If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such election. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Certain Funds have wholly-owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). With respect to such Funds, a Fund may invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and subject to U.S. taxation as such.

In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” A Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.

The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company under the Code.

Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income”, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a Section 301 distribution taxable as a dividend under Section 307 of the Code, to the extent of its allocable shares of earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

A Fund may elect to pass through to shareholders foreign tax credits from an underlying fund and exempt-interest dividends from an underlying fund, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the taxable year.

Backup Withholding

Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28%.

Foreign Shareholders

Shares of the Funds have not been registered for sale outside of the United States. This SAI is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related

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person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also generally apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must typically withhold 15% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. No withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply

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with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

A Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Foreign Taxes

Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Exempt-Interest Dividends

Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and

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distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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TRUSTEES

The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee first became a Board member of one of the Trusts, the year each Trustee first became a Board member of any of the heritage J.P. Morgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present); Trustee, Columbus Association for the Performing Arts (1988–present); Director, Cardinal Health, Inc. (CAH) (1994-2014)

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013–present); Chancellor, City University of New York (1999–2013); President, Adelphi University (New York) (1998–1999).	147	Trustee, Museum of Jewish Heritage (2011–present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present)

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2002).	147	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014–present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–2014).	147	Trustee, The Victory Portfolios (2000–2008) (investment companies)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002–present).	147	None

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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

Mary E. Martinez (1960); Trustee of Trusts since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010–present); Managing Director, Bank of America (Asset Management) (2007–2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003–2007); President, Excelsior Funds (registered investment companies) (2004–2005).	147	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	147	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985–2005).	147	Director, Sun Life Financial (SLF) (2007–2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002–2010)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002–2010); President, Kenyon College (1995–2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011–present); Trustee, American Schools of Oriental Research (2011–present); Trustee, American University in Cairo (1999–2014). Trustee, American Museum of Fly Fishing (2013–present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007–present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003–2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	147	None

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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968– 1998).	147	None

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (147 funds).
*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

Qualifications of Trustees

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee noting that each Trustee is committed to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Trustee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers in connection with their broader service to the J.P. Morgan Funds including the Funds’ investment advisers, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board has six committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market and Alternative Products Committee, and a Fixed Income Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the Funds in the complex in a focused, disciplined manner.

The Governance Committee also considered the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Advisers and its affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

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In reaching its conclusion that each Trustee should serve as a Trustee of the Trust, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as a Chairman of the Equity Committee and a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. In addition, until June 2014, Mr. Finn was also the head of the Strategic Planning Working Group, comprised of independent Trustees. The Strategic Planning Working Group worked with the administrator to the Trust on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds.

Robert J. Higgins. Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as a member of the Equity Committee and was the Chairman of the Equity Committee until July 1, 2014. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal and regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes. Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Sub Committee. Until January 2016, Ms. Hughes was a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes is a member of the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Hughes also serves as a member of the Fixed Income Committee.

Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Until

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January 2016, Mr. Marshall served as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall is a member of the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Marshall also serves as a member of the Audit and Valuation Committee.

Mary E. Martinez. Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez is a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Money Market and Alternative Products Committee.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As Chair of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chair of the Fixed Income Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Until January 2016, Mr. Merin also served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Merin also serves on the Governance Committee. As a member of the Governance Committee, As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees,

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oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds.

Dr. Robert A. Oden Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Advisers or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market and Alternative Products Committee.

Frederick W. Ruebeck. Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Until January 2016, Mr. Ruebeck served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Ruebeck serves as a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the J.P. Morgan Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the J.P. Morgan Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Mr. Ruebeck also serves as a member of the Money Market and Alternative Products Committee.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr.  Schonbachler also serves as a member of the Fixed Income Committee.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. The Chairman of the Board is an independent Trustee, which allows him to carry out his leadership duties as Chairman with objectivity.

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The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has six committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.

The Board and the Committees take an active role in risk oversight including the risks associated with registered investment companies including investment risk, compliance and valuation. The Governance Committee oversees and reports to the Board on the risk management processes for the Funds. In addition, in connection with its oversight, the Board receives regular reports from the Chief Compliance Officer (“CCO”), the Advisers, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of J.P. Morgan Asset Management1 (“JPMAM”) including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. At each quarterly meeting, each of the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee meets with representatives of the Advisers as well as an independent consultant to review and evaluate the ongoing performance of the Funds. Each of these three Committees reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Advisers, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations and risk management processes, Fund service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional information about each of the Committees is included below in “Standing Committees.”

[1]

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

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Standing Committees

The Board of Trustees has six standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee.

The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Ms. Hughes Mr. Marshall Ms. Martinez	Mr. Schonbachler
Compliance Committee	Ms. McCoy Mr. Higgins Ms. Pardo Mr. Ruebeck	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Finn Mr. Merin Dr. Oden	Dr. Goldstein
Equity Committee	Mr. Finn Mr. Higgins Ms. McCoy	Mr. Finn
Fixed Income Committee	Mr. Merin Ms. Hughes Dr. Oden Mr. Schonbachler	Mr. Merin
Money Market and Alternative Products Committee	Mr. Marshall Ms. Martinez Ms. Pardo Mr. Ruebeck	Mr. Marshall

Audit and Valuation Committee. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board of each Trust (other than JPMT III) delegated these valuation responsibilities to a Valuation Sub-Committee of the Audit Committee. JPMT III was organized on November 14, 2013.

Compliance Committee. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the

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Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (ix) oversight of the risk management processes for Funds; and (x) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Dr. Goldstein, serves on one of the following committees: the Equity Committee, the Fixed Income Committee and Money Market and Alternative Products Committee. These three Committees are divided by asset type and different members of the Board serve on each committee with respect to each asset type. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES — Standing Committees” in Part I of this SAI.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Trustee Compensation

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, JPMT III, JPMT IV, Undiscovered Managers Funds, JPMFMFG, and JPMMFIT, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided

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unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

OFFICERS

The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.
Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)***

Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Lauren Paino (1973) Treasurer (2013)***	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management (2000-2013); Manager, PricewaterhouseCoopers LLP (1995-2000)
Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.
Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gregory S. Samuels (1980) Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.
Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009)

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.
***	Ms. Paino is Treasurer and Ms. Del Prato is Assistant Treasurer only for JPMT III.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

Pursuant to investment advisory agreements, JPMIM serves as investment adviser to the Funds, except for the Multi-Manager Alternatives Fund and U.S. Core Real Estate Securities Fund. JPMAAM serves as investment adviser for the Multi-Manager Alternatives Fund pursuant to an agreement with JPMT III. SCR&M serves as investment adviser for the U.S. Core Real Estate Securities Fund pursuant to an agreement with JPMT I. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM. JPMPI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIM or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

J.P. Morgan Investment Management Inc (“JPMIM”). JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a publicly traded bank

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holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 270 Park Avenue, New York, NY 10017.

Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, to the extent required by the 1940 Act.

Under separate agreements, JPMorgan Chase Bank, JPMIM and JPMorgan Distribution Services, Inc. (“JPMDS”) provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMIM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of the Advisers. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Research Enhanced Equity Fund, Mid Cap Value Fund and Growth Advantage Fund). The continuation of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 2015.

The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Prior to January 1, 2010, JPMIA served as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMT II Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Effective January 1, 2010 (the “Effective Date”), the

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investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment adviser for the applicable Funds under the JPMT II Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, the investment strategies, the investment advisory fees charged to the Funds or the terms of the JPMT II Advisory Agreement (other than the identity of the investment adviser). Shareholder approval was not required for the replacement of JPMIA by JPMIM.

Subject to the supervision of a Trust’s Board of Trustees, JPMIM provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, to the extent required by the 1940 Act.

The JPMT II Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JPMT II Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 2015.

The JPMT II Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM, under the JPMT II Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMT II Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Security Capital Research & Management Incorporated (“SCR&M”). SCR&M serves as investment adviser to the U.S. Core Real Estate Securities Fund pursuant to an agreement with JPMT I, on behalf of the U.S. Core Real Estate Securities Fund (the “Core Real Estate Securities Fund Investment Advisory Agreement”). SCR&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients. SCR&M is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc.

SCR&M makes the investment decisions for the assets of the U.S. Core Real Estate Securities Fund. SCR&M also reviews, supervises and administers each such Fund’s investment program, subject to the supervision of, and policies established by, the Trustees. SCR&M is located at 10 South Dearborn Street, Suite 1400, Chicago, IL 60603.

The Core Real Estate Securities Fund Investment Advisory Agreement provides that it will continue in effect for successive twelve month periods beyond October 31 of each year if not terminated or approved at least annually by the Trust’s Board of Trustees. The Core Real Estate Securities Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on May 17, 2011 and may be terminated as to the U.S. Core Real Estate Securities Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Core Real Estate Securities Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Core Real Estate Securities Fund Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the respective Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

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J.P. Morgan Alternative Asset Management, Inc (“JPMAAM”). JPMAAM serves as investment adviser to the Multi-Manager Alternatives Fund pursuant to the investment advisory agreements between JPMAAM and JPMT III (the “JPMAAM Advisory Agreement”).

JPMAAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMAAM is located at 270 Park Avenue, New York, NY 10017.

Under the terms of the JPMAAM Advisory Agreement, the investment advisory services JPMAAM provides to the Multi-Manager Alternatives Fund is not exclusive. JPMAAM is free to and does render similar investment advisory services to others. JPMAAM serves as investment adviser to other pooled investment vehicles The accounts which are managed or advised by JPMAAM have varying investment objectives, and JPMAAM invests or allocates assets of such accounts in investments or to sub-advisers who employ investment strategies substantially similar to, or the same as, those which are expected to constitute the principal strategies of certain Funds. Such accounts are supervised by employees of JPMAAM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMAAM, under the JPMAAM Advisory Agreement, JPMT III, on behalf of the Multi-Manager Alternatives Fund, has agreed to pay JPMAAM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

The JPMAAM Advisory Agreement continues in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMAAM Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMAAM and by JPMAAM on 90 days’ written notice to the Trusts. The JPMAAM Advisory Agreement was approved by the Board of Trustees at its meeting in February 2014.

The JPMAAM Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Subject to the supervision of a Trust’s Board of Trustees, JPMAAM provides or will cause to be provided a continuous investment program for Multi-Manager Alternatives Fund. JPMAAM may delegate its responsibilities to sub-advisers. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

JF International Management Inc. (“JFIMI”). JPMIM has entered into three investment sub-advisory agreements with JFIMI, one agreement with respect to the China Region Fund, one with respect to the Asia Pacific Fund and one with respect to the International Discovery Fund (the “JFIMI Sub-Advisory Agreements”) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly-owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. (“JPMAMH”). JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written

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notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement. JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.48% per annum on the average daily net asset value of the assets of the China Region Fund, at the rate of 0.40% per annum on the average daily net asset value of the assets of the Asia Pacific Fund and at the rate of 0.70% per annum on the average daily net asset value of the assets of the International Discovery Fund.

The JFIMI Sub-Advisory Agreement applicable to the Asia Pacific Fund provides that it will continue in effect, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose.

The JFIMI Sub-Advisory Agreement applicable to the China Region Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JFIMI Sub-Advisory Agreement applicable to the International Discovery Fund provides that it will continue in effect for an initial two year period and shall continue in effect thereafter only as long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

J.P. Morgan Private Investments, Inc. (“JPMPI”). JPMPI has been engaged by JPMIM to serve as investment sub-adviser to the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (the “JPMPI Sub-Advisory Agreement”). JPMPI is a wholly owned subsidiary of JPMorgan Chase & Co. JPMPI is located at 270 Park Avenue, New York, NY 10017.

JPMPI is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund. The aggregate annual rate of the fees payable by JPMIM to JPMPI is 0.95% of the portion of each of the JPMorgan Access Balanced Fund’s and JPMorgan Access Growth Fund’s average daily net assets managed by JPMPI.

The JPMPI Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The JPMPI Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the JPMPI Sub-Advisory Agreement, JPMPI is not liable to JPMIM, the JPMorgan Access Balanced Fund or the JPMorgan Access Growth Fund, or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the JPMorgan Access Balanced Fund or the JPMorgan Access Growth Fund or their shareholders, except in the case of JPMPI’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the JPMPI Sub-Advisory Agreement.

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POTENTIAL CONFLICTS OF INTEREST

JPMIM1

JPMIM and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMIM and JPMorgan is set forth in JPMIM’s Form ADV. A copy of Part 1 and Part 2A of JPMIM’s and each other Adviser’s or Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.

[1]

The affiliates of JPMIM that act as Adviser or Sub-Adviser to a Fund – Security Capital Research & Management Incorporated, J.P. Morgan Alternative Asset Management, Inc., JF International Management, Inc. and J.P. Morgan Private Investments Inc.—will also face some or all of the conflicts of interest described in this section. References to JPMIM should be read to apply to these other advisers for a Fund advised or sub-advised by such other adviser.

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JPMIM and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or an Affiliate. JPMIM or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of JPMIM or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The portfolio managers of certain Funds-of-Funds have access to the holdings and may have knowledge of the investment strategies and techniques of certain underlying Funds because they are portfolio managers of separately managed accounts following similar strategies as a Fund-of-Funds. They therefore face conflicts of interest in the timing and amount of allocations to an underlying Fund, as well as in the choice of an underlying fund. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance.

The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s (excluding the Money Market Funds’) portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory, custody, administration, fund accounting and shareholder servicing and other services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.

Preferential Treatment. JPMIM receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.

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Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as adviser to the Funds, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the Funds-of-Funds among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new Fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. JPMIM pays certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. JPMIM faces conflicts of interest because the statistical information and other research services may benefit certain other clients of JPMIM more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when JPMIM uses client brokerage commissions to obtain statistical information and other research services, JPMIM receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, JPMIM may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Redemptions. JPMorgan, as a seed investor, JPMorgan Funds of Funds and JPMorgan on behalf of its discretionary clients have significant ownership in certain Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan, by a JPMorgan Fund of Funds or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.

Affiliated Transactions. The Funds are subject to conflicts of interest if they engage in principal or agency transactions with other Funds or with JPMorgan. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, Affiliates of JPMIM have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). JPMIM, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain

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services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Affiliated Service Providers. JPMorgan faces conflicts of interest when the Funds use service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, custody, administration, fund accounting and shareholder servicing services to the Funds for which they are compensated by the Funds. Similarly, JPMIM faces a conflict of interest if it decides to use or negotiate the terms of a credit facility for a Fund if the facility is provided by an Affiliate. In addition, in selecting actively managed underlying funds for JPMorgan Funds of Funds, JPMIM limits its selection to Funds in the JPMorgan family of mutual funds. JPMIM does not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate for the JPMorgan Fund of Funds or that have superior returns. The JPMorgan affiliates providing services to the Funds benefit from additional fees when a Fund is included as an underlying Fund in a JPMorgan Fund of Funds.

Proxy Voting. Potential conflicts of interest can arise when JPMIM votes proxies for securities held by a Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMIM’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when JPMIM invests Fund assets in securities of companies that are also clients of JPMIM or that have material business relationships with JPMIM or an Affiliate and a vote against management could harm or otherwise affect JPMIM’s or the Affiliate’s business relationship with that company. See the Proxy Voting section in this SAI.

Lending. JPMorgan faces conflicts of interest with respect to interfund lending or the JPMorgan Chase Bank, N.A. credit facility, which could harm the lending or the borrowing Fund if JPMorgan favors one Fund’s or JPMorgan’s interests over those of another Fund. If a Fund engages in securities lending transactions, JPMIM faces a conflict of interest when a JPMIM affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Valuation. JPMIM acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. JPMIM values securities and assets in the Funds according to the Funds’ valuation policies. From time to time JPMIM will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with JPMIM. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. JPMIM will also face a conflict with respect to valuations as they affect the amount of JPMIM’s compensation as investment adviser and administrator.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, comes into possession of information about certain markets and investments which, if known to JPMIM, could cause JPMIM to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict JPMIM’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to JPMIM. If JPMIM acquires or is deemed to acquire material non-public information regarding an issuer, JPMIM will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material. (Such an issuer could include an underlying Fund in a Fund-of-Funds.)

Gifts and Entertainment. From time to time, employees of JPMIM receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or JPMIM, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

For Funds with Sub-Advisers: Additional Potential Conflicts of Interest

The Advisers to certain Funds have engaged affiliated and/or unaffiliated sub-advisers. The Adviser compensates sub-advisers out of the advisory fees it receives from the Fund, which creates an incentive for the

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Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the sub-advisers have interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to such sub-advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. For example, in the case of the JPMorgan Multi-Manager Alternatives Fund JPMorgan Alternative Asset Management, Inc. (“JPMAAM”), its investment adviser, primarily acts as a manager of managers in respect of that Fund and other funds it advises. Because the sub-advisers engage in direct trading strategies for the Fund assets allocated to them, the sub-advisers have potential conflicts of interest related to the investment of client assets in securities and other instruments that would not apply to JPMAAM unless JPMAAM is also engaging in direct trading strategies, or could apply to JPMAAM in a different or more limited manner. Such potential conflicts relate to the sub-advisers’ trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the sub-advisers is set forth in each sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of each sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to

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the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

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In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

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On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under the policy for JPMIM, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. However, the Funds, other than the U.S. Equity Funds (except the JPMorgan Equity Index Fund), JPMorgan Research Market Neutral Fund, JPMorgan Realty Income Fund, JPMorgan Research Equity Long/Short Fund, and JPMorgan Tax Aware Equity Fund, do not participate in soft dollar arrangements for market data services and third-party research.

The U.S. Equity Funds (except the JPMorgan Equity Index Fund), JPMorgan Research Market Neutral Fund, JPMorgan Realty Income Fund, JPMorgan Research Equity Long/Short Fund, and JPMorgan Tax Aware Equity Fund participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only

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enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the U.S. Equity Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).

SCR&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SCR&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SCR&M is active, namely in the case of real estate securities. In addition, SCR&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

JPMAAM itself generally does not execute individual securities trading but instead allocates client assets to sub-advisers who execute securities trading or to underlying funds. JPMAAM performs due diligence prior to allocating client assets to sub-advisers or to underlying funds and that due diligence includes a review of the sub-advisers’ and/or underlying funds’ trading practices. Periodically thereafter, such due diligence includes a review of the best execution policies of the sub-advisers and the underlying funds’ investment advisers. JPMAAM does not engage in any soft dollar arrangements at this time, although it will review and perform diligence on the soft dollar policies and practices of any sub-advisers it allocates assets to and of underlying fund in which it invests client assets.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

Sub-Advisers

Sub-Adviser may place orders for the purchase and sale of securities that are held in the Fund. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best execution. Each Sub-Adviser is required to consider all factors that it deems relevant when assessing best execution for the Fund, including, for example, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best execution, each Sub-Adviser is authorized to consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund may purchase and sell portfolio securities through brokers who provide a Sub-Adviser with brokerage and research services.

The fees of each Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser employ certain specific brokers who

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have agreed to pay certain Fund expenses. The use of such brokers is subject to best execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

OVERVIEW OF SERVICE PROVIDER AGREEMENTS

The following sections provide an overview of the J.P. Morgan Funds’ agreements with various service providers including the Administrator, Distributor, Securities Lending Agent, Custodian, Transfer Agent, and Shareholder Servicing Agent. As indicated below, some of the service agreements for the JPMorgan SmartRetirement Blend Funds and other J.P. Morgan Funds are different than the services agreements for the other JPMorgan SmartRetirement Funds. For purposes of distinguishing between the agreements and expenses, the JPMorgan SmartRetirement Funds other than the JPMorgan SmartRetirement Blend Funds are referred to in the following as the “JPMorgan SR Funds.”

ADMINISTRATOR

JPMIM (the “Administrator”)1 serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMIM. Additionally, JPMIM serves as the administrator to the JPMorgan SR Funds pursuant to an agreement effective May 5, 2006 (the “SR Administration Agreement”), between JPMT I, on behalf of the JPMorgan SR Funds, and JPMIM. JPMIM is an affiliate of the Advisers, JPMDS and JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase.

Pursuant to the Administration Agreement and the SR Administration Agreement, JPMIM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SR Administration Agreement, JPMIM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMIM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SR Administration Agreement. JPMorgan Chase Bank serves as the Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMorgan Chase Bank a fee for its services as the Funds’ Sub-administrator.

If not terminated, the Administration Agreement and the SR Administration Agreement continue in effect for annual periods beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SR Administration Agreement or interested persons of any such party. The Administration Agreement and the SR Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMIM. The termination of the Administration Agreement or the SR Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement and the SR Administration Agreement provide that JPMIM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

1 JPMorgan Funds Management, Inc. (“JPMFM”), the former Administrator, was merged with and into JPMIM effective April 1, 2016.

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In consideration of the services to be provided by JPMIM pursuant to the Administration Agreement, JPMIM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and the series of J.P. Morgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “J.P. Morgan Funds Complex” includes most of the open-end investment companies in the J.P. Morgan Funds Complex, including the series of the former One Group Mutual Funds.

With respect to the Money Market Funds, in consideration of the services provided by JPMIM pursuant to the Administration Agreement, JPMIM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the J.P. Morgan Funds Complex over $100 billion. For purposes of this paragraph, the “J.P. Morgan Funds Complex” includes most of the open-end investment companies in the J.P. Morgan Funds Complex including the series of the former One Group Mutual Funds.

With respect to the Investor Funds and JPMorgan Diversified Real Return Fund, in consideration of the services provided by JPMIM pursuant to the Administration Agreement, JPMIM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds and JPMorgan Diversified Real Return Fund in the J.P. Morgan Funds Complex, 0.075% of certain Funds of Funds’ average daily net assets between $500 million and $1 billion and 0.05% of certain Funds of Funds’ average daily net assets in excess of $1 billion.

JPMIM does not charge a fee for providing administrative services to the JPMorgan SR Funds under the SR Administration Agreement, but does receive fees for its services to the acquired funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administration Fees” in Part I of this SAI.

DISTRIBUTOR

JPMDS serves as the distributor for all the Trusts and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of the Advisers, Administrator and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR — Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class C Shares, Class R2 Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares, Eagle Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectuses. The Institutional Class

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Shares, Select Class Shares, Class R5 Shares, Investor Shares, Class R6 Shares, IM Shares, Premier Shares, Capital Shares, Direct Shares and Agency Shares of the Funds have no Distribution Plan. Effective June 19, 2015, Class B Shares were converted into Class A Shares (Morgan Shares for the Money Market Funds).

The Distribution Fees are paid by the Funds to JPMDS as compensation for its services and expenses in connection with the sale and distribution of Fund shares. JPMDS in turn pays all or part of these Distribution Fees to Financial Intermediaries that have agreements with JPMDS to sell shares of the Funds. In addition, JPMDS may use the Distribution Fees payable under the Distribution Plan to finance any other activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A, Class C and Class R2 Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets. Class R2 Shares of the Funds pay a Distribution Fee of 0.50% of average daily net assets. Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily nets assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class C Shares of the Funds of up to 1.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such commissions and generally recoups such amounts through collection of the Distribution and Shareholder Servicing Fee and any contingent deferred sales charge (“CDSC”) for the first year following the purchase of such shares. Distribution Fees paid to JPMDS under the Distribution Plan may be paid by JPMDS to broker-dealers as distribution fees in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class C Shares or 0.50% annualized of the average daily net asset value of the Class R2 Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A and Class R2 Shares will be paid to broker- dealers promptly after the shares are purchased. Such payments on Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker/dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid distribution and shareholder servicing fees promptly after the shares are purchased.

Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class C Shares

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in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

Money Market Funds. Distribution Fees paid to JPMDS under the Distribution Plans adopted by the Money Market Funds may be paid by JPMDS to broker-dealers as distributions fees in an amount not to exceed 0.75% annualized of the average daily net asset value of the Class B and Class C Shares, 0.50% annualized of the average daily net asset value of the Cash Management Shares, 0.25% annualized of the average daily net asset value of the Reserve and Eagle Shares, 0.10% annualized of the average daily net asset value of the Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.60% annualized of the average daily net asset value of the E*TRADE and Service Shares, maintained in a Fund by such broker-dealers’ customers. For Class C Shares, distribution fees will be paid to broker-dealers beginning in the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

JPMDS, JPMIM or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain Financial Intermediaries for their marketing support services. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS, JPMIM or their affiliates. See “ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES” below.”

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”). The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to Rule 12b-1 for a period of not less than six years from the date of such plan, agreement or report, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

For details of the Distribution Fees that the Funds paid to or that were accrued by JPMDS, see “DISTRIBUTOR — Distribution Fees” in Part I of this SAI.

SECURITIES LENDING AGENT

To generate additional income, certain Funds may lend up to 33 1/3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash or U.S. Treasury securities. JPMorgan Chase Bank, an affiliate of the Funds, and Goldman Sachs serve as lending agents pursuant to the JPMorgan Agreement and the Goldman Sachs Agreement, respectively.

Under the Goldman Sachs Agreement and the JPMorgan Agreement, Goldman Sachs and JPMorgan Chase Bank, respectively, acting as agents for certain of the Funds, loan securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMorgan Agreement or the Goldman Sachs Agreement. The Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the

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Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

Under the Goldman Sachs Agreement, Goldman Sachs is entitled to a fee equal to a percentage of the earnings on loans of securities. For purposes of this calculation, earnings shall mean: (a) the earnings on investments of cash collateral including waivers and reimbursements made by the Fund’s adviser or its affiliates for the benefit of the Fund that are related solely to investments of cash collateral less (b) the cash collateral fees paid to borrowers in connection with cash collateral. Pursuant to the Third Party Securities Lending Agreement, JPMorgan Chase Bank’s compensation is paid by Goldman Sachs. Under the JPMorgan Agreement, JPMorgan Chase Bank is entitled to a fee, monthly in arrears, equal to (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month. The purpose of these fees under the JPMorgan Agreement is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

Pursuant to the Amended and Restated Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017 (the “JPMorgan Custody Agreement”), JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SR Funds. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Advisers, Administrator and JPMDS.

With respect to the JPMorgan SR Funds, pursuant to the Amended and Restated Global Custody and Fund Accounting Agreement between the Administrator, JPMT I on behalf of the JPMorgan SR Funds, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, effective September 1, 2010 (the “SR Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and expenses under the SR Custody Agreement for custody and fund accounting are paid by JPMIM.

CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES

For custodian services, each Fund (other than the JPMorgan SR Funds, as defined below) pays to JPMorgan Chase Bank annual safekeeping fees of between 0.0006% and 0.35% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $2.50 and $80 for securities trades (depending on the domicile in which the trade is settled), as well as transaction fees on certain activities of $2.50 to $20 per transaction. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, registration and transfer fees and related legal fees.

For custodian services for the JPMorgan SmartRetirement Funds other than the JPMorgan SmartRetirement Blend Funds (the “JPMorgan SR Funds”), JPMIM1 pays to JPMorgan Chase Bank annual safekeeping fees of between 0.0006% and 0.35% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held) calculated monthly in arrears. JPMIM also pays JPMorgan Chase Bank fees between $2.50 and $80 for securities trades (depending on the domicile in which the trade is settled), as well as transaction fees on certain activities of $2.50 to $20 per transaction. JPMIM shall also pay JPMorgan Chase Bank’s reasonable out-of-pocket or incidental expenses including, but not limited to, registration and transfer fees and related legal fees.

JPMorgan Chase Bank may also be paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world. For securities in the U.S. market, this fee is waived if the Adviser votes the proxies directly.

With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement and the SR Custody Agreement. For purposes of determining the asset levels at which a tier applies, assets for that fund type across the entire J.P. Morgan Funds Complex shall be used.

1 JPMIM assumed these responsibilities when JPMFM was merged with and into JPMIM, effective April 1, 2016.

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Money Market Funds:
Tier One	First $250 billion	0.0013%
Tier Two	Over $250 billion	0.0010%
All Other Funds (other than Funds of Funds subject to a flat fee described below):
Tier One	First $75 billion	0.0025%
Tier Two	Next $75 billion	0.0020%
Tier Three	Over $150 billion	0.0015%
Other Fees:
Multi-Managed Funds (per manager)		$10,000
Fund of Funds (for a Fund of Funds that invests in J.P. Morgan Funds only)		$15,000
Additional Share Classes (this additional class expense applies after the third class)		$2,000
Daily Market-based Net Asset Value Calculation for Money Market Funds		$15,000 per Fund
Hourly Net Asset Value Calculation for Money Market Funds		$5,000 per Fund

The Funds will also pay a per transaction fee of $8 with respect to servicing of exchange traded derivatives and with respect to bank loans, a per transaction fee of $20 and an annual servicing fee of 0.0040% on the amount of each bank loan.

Minimums:
(except for certain Funds of Funds which are subject to the fee described above)
Money Market Funds	$15,000
All Other Funds	$20,000

In addition, JPMorgan Chase Bank provides derivative servicing, including, with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of $25 or $150 per new contract (depending on whether the transaction is electronic or manual), a fee of up to $25 or $150 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of $0.40 per contract for position management services. In addition a Fund will pay a fee of $2.00 to $5.30 per day for the valuation of the derivative positions covered by these services.

Pursuant to an arrangement with JPMorgan Chase Bank, custodian fees may be reduced by amounts calculated as a percentage of uninvested balances for certain Funds.

The Fund and/or its Cayman subsidiary, as applicable, may at times hold some of their assets in cash, which may subject the Fund and/or the Cayman subsidiary, as applicable, to additional risks and costs, such as increased credit exposure to the custodian bank and fees imposed for cash balances. Cash positions may also hurt the Fund’s and/or the Cayman subsidiary’s performance.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below. JPMDS is an affiliate of the Advisers, Administrator and JPMorgan Chase Bank.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of

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the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining the Trusts’ website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING — Shareholder Services Fees” in Part I of this SAI.

To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

If not terminated, the Shareholder Servicing Agreement will continue for successive one year terms beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include affiliates of JPMDS.

JPMDS, JPMIM or their affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain Financial Intermediaries for performing “Other Related Services” for their customers. These services include the services listed in paragraph beginning “Other Related Services” above. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS, JPMIM or their affiliates.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits.

JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the J.P. Morgan Funds Privacy Policy provided with your shareholder report, and also available on the J.P. Morgan Funds website at www.jpmorganfunds.com.

EXPENSES

Except for the JPMorgan SR Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution,

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recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for certain Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

With respect to the JPMorgan SR Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMAAM and JPMDS have agreed that they will waive fees or reimburse the Funds, as applicable, as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

As described in “SHAREHOLDER SERVICING” in this SAI, JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the shareholder servicing fees it receives from the Funds to such Financial Intermediaries for performing Shareholder Services and/or Other Related Services for Financial Intermediaries’ customers who are shareholders of the Funds. In addition, as described in “DISTRIBUTION PLAN” in this SAI, JPMDS may enter into Mutual Fund Sales Agreements with Financial Intermediaries under which it will pay all or a portion of the Distribution Fees it receives from the Funds to such Financial Intermediaries for providing distribution services and marketing support.

In addition, the Funds may enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, or sub-transfer agency and/or omnibus sub-accounting (collectively, “Omnibus Sub-Accounting”) or networking. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS, JPMIM or their affiliates may pay a portion of the fees for networking or Omnibus Sub-Accounting at its or their own expense out of its or their own legitimate profits.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

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Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Certain Funds have authorized one or more Financial Intermediaries to accept purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Such Funds will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS, JPMIM and JPMAAM at their own expense out of their own legitimate profits, may provide additional compensation (“Additional Compensation”) to Financial Intermediaries. Additional Compensation may also be paid by other affiliates of JPMDS, JPMIM and JPMAAM from time to time. These Additional Compensation payments are over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, Omnibus Sub-Accounting or networking fees which are charged directly to the Funds and which are disclosed elsewhere in the Funds’ prospectuses or in this SAI. The categories of Additional Compensation are described below. These categories are not mutually exclusive and JPMDS, JPMIM, JPMAAM and/or their affiliates may pay additional types of Additional Compensation in the future. The same Financial Intermediaries may receive payments under more than one or all categories. Not all Financial Intermediaries receive Additional Compensation payments and such payments may be different for different Financial Intermediaries or different types of funds (e.g., equity fund or fixed income fund). These payments may be significant to a Financial Intermediary and may be an important factor in a Financial Intermediary’s willingness to support the sale of the Funds through its distribution system. Additional Compensation payments are always made only to the firm, never to individuals other than occasional gifts and entertainment that are permitted by FINRA rules.

JPMIM, JPMDS, JPMAAM and/or their affiliates may be motivated to pay Additional Compensation to promote the sale of Fund shares to clients of Financial Intermediaries and the retention of those investments by those clients. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, JPMIM, JPMDS and JPMAAM benefit from the incremental management and other fees paid by the Funds with respect to those assets.

The provision of Additional Compensation, the varying fee structure and the basis on which a Financial Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Financial Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a Financial Intermediary may have an incentive to recommend that sponsor’s mutual fund over other mutual funds. Similarly, if a Financial Intermediary receives greater compensation for one share class versus another, that Financial Intermediary may have an incentive to recommend that share class. Shareholders should consider whether such incentives exist when evaluating any recommendations from a Financial Intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their Financial Intermediary’s website for more information.

Sales and Marketing Support. Additional Compensation may be paid to Financial Intermediaries for sales and marketing support. Marketing support may include access to a Financial Intermediary’s sales representatives and management representatives. Additional Compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a firm’s list of offered products including a preferred or select sales list, in other sales programs or as an expense reimbursement. Additional Compensation may be calculated in basis points based on average net Fund assets attributable to the Financial Intermediary or sales of the Funds by the Financial Intermediary. Additional Compensation may also be fixed dollar amounts.

From time to time, JPMIM, JPMDS, JPMAAM and their affiliates may provide, out of their own legitimate profits, financial assistance to Financial Intermediaries that enable JPMDS to sponsor and/or participate in and/or present at meeting, conferences or seminars, sales, training or educational programs, client and investor events, client prospecting retention, and due diligence events and other firm-sponsored events or other programs for the Financial Intermediaries’ registered representatives and employees. These payments may vary depending upon the nature of the event, and may include travel expenses, such as lodging incurred by registered representatives of the

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Financial Intermediaries. In addition, JPMIM, JPMDS, JPMAAM and their affiliates may pay or reimburse sales representatives of Financial Intermediaries in the form of occasional gifts and occasional meals or entertainment events that JPMIM, JPMDS, JPMAAM or their affiliates deem appropriate, subject to applicable law and regulations. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. These payments may vary depending upon the nature of the event or the relationship.

Administrative and Processing Support. JPMIM, JPMDS and/or JPMAAM may also pay Additional Compensation to Financial Intermediaries for their administrative and processing support, including (i) record keeping, Omnibus Sub-Accounting and networking, to the extent that the Funds do not pay for these costs directly; (ii) reimbursement for ticket processing charges applied to Fund shares and (iii) one time payments for ancillary services such as setting up Funds on the Financial Intermediary’s mutual fund trading system/platform.

Identification of Financial Intermediaries

The following is a list of FINRA member firms that received Additional Compensation for the period ending January 31, 2016. This list includes FINRA members: (1) who have entered into to written agreements with the Funds’ Adviser to receive Additional Compensation (excluding payments made for Omnibus Sub-Accounting services); and/or (2) who have received Additional Compensation for events and meetings that were sponsored in whole or in part by JPMDS.

1.	AIG Advisors Group

2.	Ameriprise Financial Services, Inc.

3.	Apex Clearing Corporation

4.	Barclays Capital Inc.

5.	BB&T Securities, LLC

6.	Broadridge Business Process Outsourcing LLC

7.	Cadaret Grant & Co Inc.

8.	Cambridge Investment Research

9.	Cetera Advisor Networks LLC

10.	Cetera Advisors LLC

11.	Cetera Financial Specialists LLC

12.	Cetera Investment Services LLC

13.	Charles Schwab & Co Inc.

14.	Citigroup Global Markets, Inc.

15.	Comerica Securities, Inc.

16.	Commonfund Securities, Inc.

17.	Commonwealth Equity Services, Inc. (dba Commonwealth Financial Network)

18.	Credit Suisse Securities (USA) LLC

19.	DA Davidson & Co

20.	Deutsche Bank Securities Inc

21.	Edward D Jones & Co LP

22.	E*Trade Clearing, LLC

23.	Eagle Fund Distributors, Inc.

24.	Fidelity/FMR LLC

25.	Fifth Third Securities, Inc.

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26.	First Allied Securities, Inc.

27.	First Command Financial Planning

28.	FM Partners Holdings LLC

29.	FSC Securities Corp.\Royal Alliance Associates\SagePoint Financial, Inc\Woodbury Financial Services, Inc.

30.	Girard Securities, Inc.

31.	GWFS Equities, Inc.

32.	Hilltop Securities Inc.

33.	Huntington Investment Company

34.	Ingalls & Snyder, LLC

35.	Investacorp, Inc.\Securities America Inc.\Triad Advisors Inc.

36.	Investors Capital Corporation

37.	JJB Hilliard WL Lyons LLC

38.	J.P. Morgan Clearing Corp

39.	J.P. Morgan Securities LLC

40.	J.P. Turner & Company, L.L.C.

41.	Janney Montgomery Scott LLC

42.	Legend Equities Corporation

43.	Lincoln Financial Advisors Corp

44.	Lincoln Financial Securities Corporation

45.	Lincoln Investment Planning, LLC

46.	LPL Financial LLC

47.	Merrill Lynch, Pierce, Fenner & Smith Inc.

48.	Metlife

49.	Morgan Stanley Smith Barney LLC

50.	National Planning Corporation/National Planning Holdings Inc.

51.	New York Life Investments

52.	NFP Securities Inc.

53.	Northwestern Mutual Investment Services LLC

54.	Oppenheimer & Co., Inc.

55.	Pershing LLC

56.	PFS Investments, Inc.

57.	PNC Capital Markets LLC

58.	PNC Investments LLC

59.	Raymond James & Associates, Inc.\Raymond James Financial Services, Inc

60.	RBC Capital Markets, LLC

61.	Robert W. Baird & Co. Incorporated

62.	Santander Securities Corporation

63.	Securities America Inc

64.	State Street Global Markets, LLC

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65.	Sterne Agee & Leach Inc.

66.	Stifel Nicholaus & Co Inc

67.	Summit Brokerage Services, Inc.

68.	SunTrust Robinson Humphrey, Inc.

69.	SVB Securities, Inc.

70.	TD Ameritrade

71.	Transamerica Capital Inc.

72.	U.S. Bancorp Investments Inc

73.	UBS Financial Services

74.	Voya Financial Advisors, Inc.

75.	VSR Financial Services, Inc.

76.	Wells Fargo Advisors, LLC

77.	Wells Fargo Advisors Financial Network, LLC

78.	Wells Fargo Securities LLC

Other Financial Intermediaries, which are not members of FINRA, also may receive Additional Compensation.

For details of the amounts of Additional Compensation paid by the Funds’ Adviser to Financial Intermediaries (including both FINRA and Non-FINRA members) pursuant to written agreements including agreements for networking and Omnibus Sub-Accounting for all of the Funds, see “FINANCIAL INTERMEDIARIES — Other Cash Compensation” in Part I of this SAI.

For details of finders’ fee paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES — Finders’ Fee Commissions” in Part I of this SAI.

TRUST COUNSEL

The law firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. With regard to Funds that accrue dividends daily, dividends will only begin to accrue after a Fund receives payment for shares.

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NET ASSET VALUE

Shares are sold at NAV per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. Each class of shares in each Fund has a different NAV. This is primarily because each class has class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. Until on or about October 1, 2016 (“Transition Date”), each Fund seeks to maintain a stable NAV per share of $1.00 and each Fund uses the amortized cost method to value its portfolio of securities provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation fairly reflects the market-based NAV per share of the Fund. The purpose of this method of calculation is to attempt to maintain a constant NAV per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes an amortization that would produce a constant yield to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Board of Trustees has established procedures and directed certain officers of the Funds to monitor the differences between the NAVs calculated based on amortized cost and market value at predetermined intervals but no less frequently than weekly, and to report to the Board of Trustees such differences. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees may take steps necessary to reduce such deviation if it believes that such deviation will result in material dilution or any unfair results to investors or existing shareholders. Actions that may be taken by the Board of Trustees include (i) redeeming shares in kind, (ii) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of portfolio securities, (iii) withholding or supplementing dividends (iv) utilizing a net asset value per share as determined by using available market quotations, or (v) reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be accomplished by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds. In its discretion, the Board of Trustees of the Money Market Funds may elect to calculate the price of a Fund’s shares once per day. Further, with regard to the Money Market Funds, the Board of Trustees has empowered management to temporarily suspend one or more cut-off times for a Fund, other than the last cut-off time of the day.

On or about Transition Date, the NAV of each class of shares of the JPMorgan Prime Money Market Fund will be calculated using market-based values. The Money Market Funds, excluding JPMorgan Prime Money Market Fund, will continue to value their portfolio of securities using the amortized cost method as described above. The following is a discussion of the procedures used by the Funds in valuing their assets for market-based NAVs.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Generally, trading of foreign equity securities on most foreign markets (i.e., non-Western hemisphere) is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign equity securities and investments with foreign equity reference obligations. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

Shares of exchange-traded funds (ETFs) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.

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Fixed income securities are valued using market quotations supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM ET.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist the Board of Trustees in its oversight of the valuation of the Funds’ securities and delegated to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (the “Administrator” or “JPMIM”), the responsibility for implementing the day-to-day operational aspects of the valuation process. The Administrator has created the J.P. Morgan Asset Management (“JPMAM”) Americas Valuation Committee (“VC”) to oversee and carry out the Policies for the valuation of investments held in the Funds. The VC is comprised of senior representatives from JPMIM, JPMAM Legal, Compliance and Risk Management and the Funds’ Chief Compliance Officer. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.

From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.

DELAWARE TRUSTS

JPMT I, JPMT II, JPMT III and JPMT IV. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005. JPMT III was formed as a Delaware statutory trust on November 14, 2013 pursuant to a Declaration of Trust dated November 13, 2013. JPMT IV was formed as a Delaware statutory trust on November 11, 2015 pursuant to a Declaration of Trust dated November 11, 2015.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s, JPMT II’s, JPMT III’s, and JPMT IV’s Declarations of Trust each provides that shareholders of JPMT I, JPMT II, JPMT III and JPMT IV shall not be personally liable for the

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debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I, JPMT II, JPMT III, and JPMT IV or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I, JPMT II, JPMT III, JPMT IV, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I, JPMT II, JPMT III and JPMT IV each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

JPMT I’s, JPMT II’s, JPMT III’s, and JPMT IV’s Declarations of Trust each provides that JPMT I, JPMT II, JPMT III and JPMT IV will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I, JPMT II, JPMT III or JPMT IV, unless, as to liability to JPMT I, JPMT II, JPMT III or JPMT IV, or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

JPMT I, JPMT II, JPMT III and JPMT IV shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

MASSACHUSETTS TRUST

JPMMFIT. JPMMFIT is organized as a Massachusetts business trust. The Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of JPMMFIT is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFIT is designed to make JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case for a corporation. However, JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

JPMMIT’s Declarations of Trust provides that JPMMFIT will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices

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with JPMMFIT, unless, as to liability to JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

JPMMFIT shall continue without limitation of time subject to the provisions in its Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

MARYLAND CORPORATION

JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

DESCRIPTION OF SHARES

Shares of JPMT I, JPMT II, JPMT III and JPMT IV. JPMT I, JPMT II, JPMT III and JPMT IV are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

The Declarations of Trust of JPMT I, JPMT II JPMT III and JPMT IV each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I, JPMT II, JPMT III and JPMT IV may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I, JPMT II, JPMT III or JPMT IV respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I, JPMT II, JPMT III and JPMT IV not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I, JPMT II, JPMT III and JPMT IV.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMT I, JPMT II, JPMT III and JPMT IV which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be

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fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of JPMT I, JPMT II, JPMT III and JPMT IV may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I, JPMT II, JPMT III or JPMT IV, to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I’s, JPMT II’s, JPMT III’s or JPMT IV’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I, JPMT II, JPMT III or JPMT IV to merge or consolidate with or into any one or more other series or classes of JPMT I, JPMT II, JPMT III or JPMT IV one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I, JPMT II, JPMT III or JPMT IV to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I’s, JPMT II’s, JPMT III’s or JPMT IV’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s, JPMT II’s, JPMT III’s or JPMT IV’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I, JPMT II, JPMT III or JPMT IV Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I, JPMT II, JPMT III or JPMT IV shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

Shares of JPMMFIT. JPMMFIT is an open-end, management investment company which is organized as a Massachusetts business trust. The Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

The Declaration of Trust of JPMMFIT permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

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The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Fund and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 812,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to J.P. Morgan Funds Services or the J.P. Morgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Funds’ publicly available uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified in the applicable prospectus, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

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Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

In addition to the foregoing, the portfolio holdings of certain of the Adviser’s separately managed account investment strategies and other vehicles advised or sub-advised by the Adviser or its affiliates, which are the same or substantially similar to certain of the J.P. Morgan Funds, are made available on a more timely basis than the time period specified in the applicable prospectus. It is possible that any such recipient of these holdings could trade ahead of or against a Fund based on the information received.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. With regard to the Money Market Funds, not later than five business days after the end of each calendar month, each Fund will post detailed information regarding its portfolio holdings, as well as its dollar-weighted average maturity and dollar-weighted average life, as of the last day of that month on the J.P. Morgan Funds’ website and provide a link to the SEC website where the most recent twelve months of publicly available information filed by the Fund may be obtained. In addition, not later than five business days after the end of each calendar month, each Money Market Fund will file a schedule of detailed information regarding its portfolio holdings as of the last day of that month with the SEC. These filings will be publicly available on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and the SEC’s website. Each business day, each money market will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. In addition, each money market fund may post portfolio holdings on the J.P. Morgan Funds’ website or on other external websites. In addition, on each business day, all money market funds will post their level of weekly liquid assets, net flows and market-based NAV per shares as of the prior business day, with a rolling six month history, and the money market funds (other than tax free and municipal money market funds) will post their level of daily liquid assets, with a rolling six month history, as of the prior business day on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition to information on portfolio holdings, no sooner than 10 days after month end, the Funds may post a portfolio characteristics summary to the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, other fund statistical information may be found on the J.P. Morgan Funds’ website from time to time.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

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To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

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•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser will generally vote against anti-takeover devices.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

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•

The Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Adviser votes on a case by case basis.

•

The Adviser generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund or a particular class of a Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

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Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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APPENDIX A — PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

Subject to the terms of a Fund’s prospectus, an investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling J.P. Morgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (ii) JPMorgan Tax Aware Equity Fund, (iii) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (iv) JPMorgan International Equity Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange (the “Exchange”) is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the Exchange is open for business or when a Money Market Fund elects to remain open when the Exchange is closed but the Federal Reserve Bank of New York is open.

The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the J.P. Morgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the J.P. Morgan Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other J.P. Morgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. All exchanges are based upon the NAV that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. The redemption of your shares will be processed at the next calculated net asset value by the Fund whose shares you are redeeming, and your purchase will be processed as of the same time if the Fund into which you wish to exchange also calculates a net asset value at such time or if not, as of such Fund’s next calculated net asset value. The exchange might not be completed on the date on which the order is submitted and, in such case, the proceeds of the redemption may remain uninvested until the exchange is completed. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend, including a money market fund, will accrue a dividend on the day of the redemption. A shareholder that exchanges into shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

With regard to a Money Market Fund, when a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Money Market Fund.

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Prime Money Market Fund and Liquid Assets Money Market Fund) when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

With regard to Money Market Funds that do not qualify as Government Money Market Funds, if a Fund’s weekly liquid assets fall below 30% of its total assets, the Fund’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a Money Market Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Fund’s Board of Trustees determines that not doing so is in the best interests of the Fund. These liquidity fee and gate powers described above will be available to the Board on October 14, 2016.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Money Market Fund.

With regard to the Money Market Funds, the Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of the Retail and Government Money Market Funds may suspend redemptions and liquidate if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

Excessive Trading Limits. Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market timers, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. For purposes of the application of the excessive trading limitations, J.P. Morgan Funds that invest in other J.P. Morgan Funds will be considered asset allocation programs within the stated exceptions to the excessive trading limits in the Prospectuses.

Additional Information About Class C Shares. The Distributor pays a commission of 1.00% of the offering price on sales of Class C Shares (other than Class C Shares of the Short Duration Bond Fund, the Short-Intermediate Municipal Bond Fund, and the Limited Duration Bond Fund purchased prior to September 3, 2013). The Distributor keeps the entire amount of any CDSC the investor pays for Class B and Class C Shares.

If an investor redeems Class C Shares and then uses that money to buy Class C Shares of a J.P. Morgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

On June 19, 2015, the Funds’ Class B Shares were converted into Class A Shares (into Morgan Shares for the Money Market Funds) of the same Fund, notwithstanding the prior conversion schedule that indicated a later date. No contingent deferred sales charges were assessed in connection with this automatic conversion.

Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds (or by a Financial Intermediary authorized to accept such orders on behalf of the Funds) by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, if a Financial Intermediary that is authorized to accept purchase, exchange and/or redemption orders from investors on behalf of the Funds accepts orders prior to the cut-off time for orders stated in the Funds’ Prospectuses, the Financial Intermediary may transmit the orders to the Funds by the deadlines stated in the servicing agreements. The deadlines in the servicing agreements are generally later than the order cut-off times stated in the Funds’ Prospectuses.

Additional Information

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

APPENDIX B — DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade, unless otherwise indicated in a Fund’s prospectus or SAI.

Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Standard & Poor’s Corporation (“S&P”)

A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issuer credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days–including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P’s of appropriate documentation. S&P’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of S&P’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings (“Fitch”)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial obligations.

F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD	RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations. Applicable to entity ratings only.

D	Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other that the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Moody’s Investors Service, Inc. (“Moody’s”)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long term rating of the issuer, its guarantor or support-provider.

Dominion Bond Rating Service (“DBRS”)

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

Unlike Moody’s Bank Deposit Ratings, BSFRs do not address the probability of timely payment. Instead, BSFRs are a measure of the likelihood that a bank will require assistance from third parties such as its owners, its industry group, or official institutions.

BSFRs do not take into account the probability that the bank will receive such external support, nor do they address risks arising from sovereign actions that may interfere with a bank’s ability to honor its domestic or foreign currency obligations.

Factors considered in the assignment of BSFRs include bank-specific elements such as financial fundamentals, franchise value, and business and asset diversification. Although BSFRs exclude the external factors specified above, they do take into account other risk factors in the bank’s operating environment, including the strength and prospective performance of the economy, as well as the structure and relative fragility of the financial system, and the quality of banking regulation and supervision.

A	Banks rated A possess superior intrinsic financial strength. Typically, they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	Banks rated B possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	Banks rated C possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors: a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in the higher and lower ends, respectively, of the generic rating category.

DESCRIPTION OF LONG-TERM CREDIT RATINGS

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers, 1, 2, and 3 to each generic rating classified from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

BB	SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C	EXCEPTIONALLY HIGH LEVELS OF CREDIT RISK. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D	DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

DBRS

Long-Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Insurance Financial Strength Ratings, shown in connection with property/casualty groups, represent the ratings of individual companies within those groups, as displayed in Moody’s insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

Moody’s assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participation, and that the insurer will remain in the pool. Moody’s makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody’s opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa	Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Insurance Financial Strength Ratings

Short-Term Insurance Financial Strength Ratings are opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

When ratings are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parenthesis beneath the name of the insurer, or there is a footnote referring to the name or names of the supporting entity or entities.

In assigning ratings to such insurers, Moody’s evaluates the financial strength of the affiliated insurance companies, commercial banks, corporations, foreign governments, or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

S&P

Insurer Financial Strength Rating Definitions

A S&P’s insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

An insurer rated ‘BBB’ or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths; ‘BB’ indicates the least degree of vulnerability within the range; ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	An insurer designated ‘NR’ is not rated, which implies no opinion about the insurer’s financial security.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.

Long-Term International IFS Ratings

The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure”, and those of ‘BB+’ and lower are considered to be “vulnerable”.

AAA	EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A	STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments. They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB	MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B

WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC,	VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’ (Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC	EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C	DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘B’ category.

Short-Term IFS Ratings

A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contract-holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.

F1	Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.

B	Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for most distressed or defaulted structured finance obligations rated “CCC” or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%–30% of current principal and related interest.

RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Limitations of the Recovery Ratings Scale

Specific limitations relevant to the Recovery Ratings scale include:

•	The ratings do not predict a specific percentage of recovery should a default occur.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis, which will influence actual recovery rates.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-quality credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

Municipal Short-Term Note Ratings

A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

DBRS

Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category. This scale may also apply to certain hybrid securities, in which case references to dividend throughout will reflect interest commitments of the hybrid security.

Pfd-1	Preferred shares rated Pfd-1 are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 securities generally correspond with companies whose senior bonds are rated in the AAA or AA categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated Pfd-2 are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated Pfd-3 are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with companies whose senior bonds are rated in the higher end of the BBB category.

Pfd-4	Preferred shares rated Pfd-4 are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated Pfd-4 generally coincide with entities that have senior bond ratings ranging from the lower end of the BBB category through the BB category.

Pfd-5	Preferred shares rated Pfd-5 are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. Entities with a Pfd-5 rating generally have senior bond ratings of B or lower. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D	A security rated D implies the dividend or principal payment is in default per the legal documents, the issuer has made it clear that this will be the case in the near future or in certain cases, that there has been a distressed exchange. As such, the non payment of a dividend does not necessarily give rise to the assignment of a D rating. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue until such time as the rating is discontinued or reinstated by DBRS.